Exhibit 10.4

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

WITH

Online Care Group, P.C.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

ANTHEM BLUE CROSS AND BLUE SHIELD

PROVIDER AGREEMENT

This Provider Agreement (hereinafter "Agreement") is made and entered into by and between Rocky Mountain Hospital and Medical Service, Inc., doing business as Anthem Blue Cross and Blue Shield and HMO Colorado, Inc. doing business as HMO Colorado, Anthem Health Plans, Inc. doing business as Anthem Blue Cross and Blue Shield, Anthem Insurance Companies, Inc. and Blue Cross Blue Shield Healthcare Plan of Georgia, Inc. d/b/a Anthem Blue Cross and Blue Shield, Anthem Insurance Companies, Inc. doing business as Anthem Blue Cross and Blue Shield, Anthem Health Plans of Kentucky, Inc. d/b/a Anthem Blue Cross and Blue Shield, Anthem Health Plans of Maine, Inc. doing business as Anthem Blue Cross and Blue Shield, RightCHOICE Managed Care, Inc., Anthem Health Plans of New Hampshire, Inc. doing business as Anthem Blue Cross and Blue Shield and Matthew Thornton Health Plan, Inc., Rocky Mountain Hospital and Medical Service, Inc. doing business as Anthem Blue Cross and Blue Shield and HMO Colorado, Inc. doing business as HMO Nevada, Empire HealthChoice HMO, Inc. (d/b/a Empire BlueCross BlueShield HMO or Empire Blue Cross HMO) and Empire HealthChoice Assurance, Inc. (d/b/a Empire BlueCross BlueShield or Empire Blue Cross), Community Insurance Company doing business as Anthem Blue Cross and Blue Shield, Anthem Health Plans of Virginia, Inc. doing business as Anthem Blue Cross and Blue Shield, Blue Cross Blue Shield of Wisconsin doing business as Anthem Blue Cross and Blue Shield, each of which is deemed to be a party to this Agreement as to the Networks and programs set forth on the Provider Networks Attachment in each State Specific Provisions Attachment, and each of which has an independent relationship with Provider (as defined below) (hereinafter each referred to as "Anthem" or the "Anthem Entities") and Online Care Group, P.C. (hereinafter "Provider"). Each Anthem Entity shall be solely responsible and liable for its respective obligations created under this Agreement, and in no case shall any of them be responsible for any obligations of each other. In consideration of the mutual promises and covenants herein contained, the sufficiency of which is acknowledged by the parties, the parties agree as follows:

ARTICLE I

DEFINITIONS

"Affiliate" means any entity that is: (i) owned or controlled, either directly or through a parent or subsidiary entity, by Anthem, or is under common control with Anthem, and (ii) that is identified as an Affiliate on Anthem's designated web site as referenced in the provider manual(s). Unless otherwise set forth in this Agreement, an Affiliate may access the rates, terms and conditions of this Agreement.

"Agency" means a federal, state or local agency, administration, board or other governing body with jurisdiction over the governance or administration of a Health Benefit Plan.

"Anthem Rate" means the lesser of one hundred percent (100%) of Eligible Charges for Covered Services, or the total reimbursement amount that Provider and Anthem have agreed upon as set forth in the Plan Compensation Schedule ("PCS"). The Anthem Rate includes applicable Cost Shares, and shall represent payment in full to Provider for Covered Services.

"Audit" means a post-payment review of the Claim(s) and supporting clinical information reviewed by Anthem to ensure payment accuracy. The review ensures Claim(s) comply with all pertinent aspects of submission and payment including, but not limited to, contractual terms, Regulatory Requirements, Coded Service Identifiers (as defined in the PCS) guidelines and instructions, Anthem medical policies and clinical utilization management guidelines, reimbursement policies, and generally accepted medical practices. Audit does not include medical record review for quality and risk adjustment initiatives, or activities conducted by Anthem's Special Investigation Unit ("SIU").

"Claim" means either the uniform bill claim form or electronic claim form in the format prescribed by Plan submitted by a provider for payment by a Plan for Health Services rendered to a Member.

"CMS" means the Centers for Medicare & Medicaid Services, an administrative agency within the United States Department of Health & Human Services ("HHS").

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	2	1841672798 #1350526454

"Cost Share" means, with respect to Covered Services, an amount which a Member is required to pay under the terms of the applicable Health Benefit Plan. Such payment may be referred to as an allowance, coinsurance, copayment, deductible, penalty or other Member payment responsibility, and may be a fixed amount or a percentage of applicable payment for Covered Services rendered to the Member.

"Covered Services" means Medically Necessary Health Services, as determined by Plan and described in the applicable Health Benefit Plan, for which a Member is eligible for coverage.

"Government Contract" means the contract between Anthem and an applicable party, such as an Agency, which governs the delivery of Health Services by Anthem to Member(s) pursuant to a Government Program.

"Government Program" means any federal or state funded program under the Social Security Act, and any other federal, state, county or other municipally funded program or product in which Anthem maintains a contract to furnish services. For purposes of this Agreement, Government Program does not include the Federal Employees Health Benefits Program ("FEHBP"), or any state or local government employer program.

"Health Benefit Plan" means the document(s) that set forth Covered Services, rules, exclusions, terms and conditions of coverage. Such document(s) may include but are not limited to a Member handbook, a health certificate of coverage, or evidence of coverage.

"Health Service" means those services, supplies or items that a health care provider is licensed, equipped and staffed to provide and which he/she/it customarily provides to or arranges for individuals.

"Medically Necessary" or "Medical Necessity" means the definition as set forth in the applicable Participation Attachment(s).

"Member" means any individual who is eligible, as determined by Plan, to receive Covered Services under a Health Benefit Plan. For all purposes related to this Agreement, including all schedules, attachments, exhibits, provider manual(s), notices and communications related to this Agreement, the term "Member" may be used interchangeably with the terms Insured, Covered Person, Covered Individual, Enrollee, Subscriber, Dependent Spouse/Domestic Partner, Child, Beneficiary or Contract Holder, and the meaning of each is synonymous with any such other.

"Network" means a group of providers that support, through a direct or indirect contractual relationship, one or more product(s) and/or program(s) in which Members are enrolled.

"Other Payors" means persons or entities, pursuant to an agreement with Anthem or an Affiliate, that access the rates, terms or conditions of this Agreement with respect to certain Network(s), excluding Government Programs unless otherwise set forth in any Participation Attachment(s) for Government Programs. Other Payors include, without limitation, other Blue Cross and/or Blue Shield Plans that are not Affiliates, and employers or insurers providing Health Benefit Plans pursuant to partially or wholly insured, self-administered or self-insured programs.

"Participating Provider" means a person or entity, or an employee or subcontractor of such person or entity, that is party to an agreement to provide Covered Services to Members that has met all applicable Plan credentialing requirements, standards of participation and accreditation requirements for the services the Participating Provider provides, and that is designated by Plan to participate in one or more Network(s).

"Participation Attachment(s)" means the document(s) attached hereto and incorporated herein by reference, and which identifies the additional duties and/or obligations related to Network(s), Government Program(s), Health Benefit Plan(s), and/or Plan programs such as quality and/or incentive programs. The Provider Networks Attachment in each State Specific Provisions Attachment identifies the Networks and programs to

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	3	1841672798 #1350526454

which the Provider participates for a particular Anthem Entity, subject to the terms and conditions of this Agreement, including the terms set forth in such Participation Attachment.

"Plan" means the applicable Anthem Entity, an Affiliate, and/or an Other Payor. For purposes of this Agreement, when the term "Plan" applies to an entity other than Anthem, "Plan" shall be construed to only mean such entity (i.e., the financially responsible Affiliate or Other Payor under the Member's Health Benefit Plan). When the term Anthem or Anthem Entity is used herein, it shall mean only the applicable Anthem Entity that is financially responsible. Each Plan shall be solely responsible and liable for their respective obligations created under this Agreement and in no case shall any of them be responsible for any obligations of each other.

"Plan Compensation Schedule" ("PCS") means the document(s) attached hereto and incorporated herein by reference, and which sets forth the Anthem Rate(s) and compensation related terms for the Network(s) in which Provider participates. The PCS may include additional Provider obligations and specific Anthem compensation related terms and requirements.

"Regulatory Requirements" means any requirements, as amended from time to time, imposed by applicable federal, state or local laws, rules, regulations, guidelines, instructions, Government Contract, or otherwise imposed by an Agency or government regulator in connection with the procurement, development or operation of a Health Benefit Plan, or the performance required by either party under this Agreement. The omission from this Agreement of an express reference to a Regulatory Requirement applicable to either party in connection with their duties and responsibilities shall in no way limit such party's obligation to comply with such Regulatory Requirement.

"State Specific Provisions Attachment" means the document(s), if any, attached hereto, which identifies provisions specific to the individual state and are required by the Plan, by statute, or by regulation. The State Specific Provisions Attachment contains the Provider Networks Attachment that identifies the Networks and programs to which the Provider participates for a particular Anthem Entity, subject to the terms and conditions of this Agreement, including the terms set forth in any applicable Participation Attachment.

ARTICLE II

SERVICES/OBLIGATIONS

2.1
Member Identification. Anthem shall ensure that Plan provides a means of identifying Member either by issuing a paper, plastic, electronic, or other identification document to Member or by a telephonic, paper or electronic communication to Provider. This identification need not include all information necessary to determine Member's eligibility at the time a Health Service is rendered, but shall include information necessary to contact Plan to determine Member's participation in the applicable Health Benefit Plan. Provider acknowledges and agrees that possession of such identification document or ability to access eligibility information telephonically or electronically, in and of itself, does not qualify the holder thereof as a Member, nor does the lack thereof mean that the person is not a Member.

2.2
Provider Non-discrimination. Provider shall provide Health Services to Members in a manner similar to and within the same time availability in which Provider provides Health Services to any other individual. Provider will not differentiate, or discriminate against any Member as a result of his/her enrollment in a Health Benefit Plan, or because of race, color, creed, national origin, ancestry, religion, sex, marital status, age, disability, payment source, state of health, need for Health Services, status as a litigant, status as a Medicare or Medicaid beneficiary, sexual orientation, gender identity, or any other basis prohibited by law. Provider shall not be required to provide any type, or kind of Health Service to Members that he/she/it does not customarily provide to others. Additional requirements may be set forth in the applicable Participation Attachment(s).

2.3
Publication and Use of Provider Information. Provider agrees that Anthem, Plans or their designees may use, publish, disclose, and display, for commercially reasonable general business purposes, either directly

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	4	1841672798 #1350526454

or through a third party, information related to Provider, including but not limited to demographic information, information regarding credentialing, affiliations, performance data, Anthem Rates, and information related to Provider for transparency initiatives.

2.4
Use of Symbols and Marks. Neither party to this Agreement shall publish, copy, reproduce, or use in any way the other party's symbols, service mark(s) or trademark(s) without the prior written consent of such other party. Notwithstanding the foregoing, the parties agree that they may identify Provider as a participant in the Network(s) in which he/she/it participates.

2.5
Submission and Adjudication of Claims. Provider shall submit, and Plan shall adjudicate, Claims in accordance with the applicable Participation Attachment(s), the PCS, the provider manual(s) and Regulatory Requirements. If Provider submits Claims prior to receiving notice of Anthem's approval pursuant to section 2.13, then such Claims shall be processed as out of network and Plan may not make retroactive adjustments with respect to such Claims.

2.6
Payment in Full and Hold Harmless.

2.6.1
Provider agrees to accept as payment in full, in all circumstances, the applicable Anthem Rate whether such payment is in the form of a Cost Share, a payment by Plan, or a payment by another source, such as through coordination of benefits or subrogation. Provider shall bill, collect, and accept compensation for Cost Shares. Provider agrees to make reasonable efforts to verify Cost Shares prior to billing for such Cost Shares. In no event shall Plan be obligated to pay Provider or any person acting on behalf of Provider for services that are not Covered Services, or any amounts in excess of the Anthem Rate less Cost Shares or payment by another source, as set forth above. Consistent with the foregoing, Provider agrees to accept the Anthem Rate as payment in full if the Member has not yet satisfied his/her deductible.

2.6.2
Except as expressly permitted under Regulatory Requirements, Provider agrees that in no event, including but not limited to, nonpayment by applicable Plan, insolvency of applicable Plan, breach of this Agreement, or Claim payment denials or adjustment requests or recoupments based on miscoding or other billing errors of any type, whether or not fraudulent or abusive, shall Provider, or any person acting on behalf of Provider, bill, charge, collect a deposit from, seek compensation from, or have any other recourse against a Member, or a person legally acting on the Member's behalf, for Covered Services provided pursuant to this Agreement. In the event of nonpayment and/or insolvency of a Plan that is not underwritten by Anthem or an Affiliate, Provider further agrees that it shall not seek compensation from or have any other recourse against Anthem or an Affiliate. Notwithstanding the foregoing, Provider may collect reimbursement from the Member for the following:

2.6.2.1
Cost Shares, if applicable;

2.6.2.2
Health Services that are not Covered Services. However, Provider may seek payment for a Health Service that is not Medically Necessary or is experimental/investigational only if Provider obtains a written waiver that meets the following criteria:

a)
The waiver notifies the Member that the Health Service is likely to be deemed not Medically Necessary, or experimental/investigational;

b)
The waiver notifies the Member of the Health Service being provided and the date(s) of service;

c)
The waiver notifies the Member of the approximate cost of the Health Service;

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	5	1841672798 #1350526454

d)
The waiver is signed by the Member, or a person legally acting on the Member's behalf, prior to receipt of the Health Service.

2.6.2.3
Any reduction in or denial of payment as a result of the Member's failure to comply with his/her utilization management program pursuant to his her/her Health Benefit Plan, except when Provider has been designated by Anthem to comply with utilization management for the Health Services provided by Provider to the Member.

2.7
Recoupment/Offset/Adjustment for Overpayments. Anthem shall be entitled to offset and recoup an amount equal to any overpayments or improper payments made by Anthem to Provider against any payments due and payable by Anthem to Provider with respect to any Health Benefit Plan under this Agreement. Provider shall voluntarily refund all duplicate or erroneous Claim payments regardless of the cause, including, but not limited to, payments for Claims where the Claim was miscoded, non-compliant with industry standards, or otherwise billed in error, whether or not the billing error was fraudulent, abusive or wasteful. Upon determination by Anthem that any recoupment, improper payment, or overpayment is due from Provider, Provider must refund the amount to Anthem within thirty (30) days of when Anthem notifies Provider. If such reimbursement is not received by Anthem within the thirty (30) days following the date of such notice, Anthem shall be entitled to offset such overpayment against any Claims payments due and payable by Anthem to Provider under any Health Benefit Plan in accordance with Regulatory Requirements. In such event, Provider agrees that all future Claim payments applied to satisfy Provider's repayment obligation shall be deemed to have been paid in full for all purposes, including section 2.6.1. Should Provider disagree with any determination by Plan that Provider has received an overpayment, Provider shall have the right to appeal such determination under Anthem's procedures set forth in the provider manual, and such appeal shall not suspend Anthem's right to recoup the overpayment amount during the appeal process, unless suspension of the right to recoup is otherwise required by Regulatory Requirements. Anthem reserves the right to employ a third party collection agency in the event of non-payment.

2.8
Use of Subcontractors. Provider and Plan may fulfill some of their duties under this Agreement through subcontractors. For purposes of this provision, subcontractors shall include, but are not limited to, vendors and non-Participating Providers that provide supplies, equipment, staffing, and other services to Members at the request of, under the supervision of, and/or at the place of business of Provider. Provider shall provide Anthem with thirty (30) days prior notice of any Health Services subcontractors with which Provider may contract to perform Provider's duties and obligations under this Agreement, and Provider shall remain responsible to Plan for the compliance of his/her/its subcontractors with the terms and conditions of this Agreement as applicable, including, but not limited to, the Payment in Full and Hold Harmless provisions herein.

2.9
Compliance with Provider Manual(s) and Policies, Programs and Procedures. Provider agrees to cooperate and comply with, Anthem's provider manual(s), and all other policies, programs and procedures (collectively "Policies") established and implemented by Plan applicable to the Network(s) in which Provider participates. Anthem or its designees may modify the provider manual(s) and its Policies by making a good faith effort to provide notice to Provider at least thirty (30) days in advance of the effective date of material modifications thereto.

2.10
Referral Incentives/Kickbacks. Provider represents and warrants that Provider does not give, provide, condone or receive any incentives or kickbacks, monetary or otherwise, in exchange for the referral of a Member, and if a Claim for payment is attributable to an instance in which Provider provided or received an incentive or kickback in exchange for the referral, such Claim shall not be payable and, if paid in error, shall be refunded to Anthem.

2.11
Networks and Provider Panels. Provider shall be eligible to participate only in those Networks designated on the Provider Networks Attachment of this Agreement. Provider shall not be recognized as a Participating

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	6	1841672798 #1350526454

Provider in such Networks until the later of: 1) the Effective Date of this Agreement or; 2) as determined by Plan in its sole discretion, the date Provider has met Plan's applicable credentialing requirements, standards of participation and accreditation requirements. Provider acknowledges that Plan may develop, discontinue, or modify new or existing Networks, products and/or programs. In addition to those Networks designated on the Provider Networks Attachment, Anthem may also identify Provider as a Participating Provider in additional Networks, products and/or programs designated in writing from time to time by Anthem. The terms and conditions of Provider's participation as a Participating Provider in such additional Networks, products and/or programs shall be on the terms and conditions as set forth in this Agreement unless otherwise agreed to in writing by Provider and Anthem.

In addition to and separate from Networks that support some or all of Plan's products and/or programs (e.g., HMO, PPO and Indemnity products), Provider further acknowledges that certain Health Services, including by way of example only, laboratory or behavioral health services, may be provided exclusively by designated Participating Providers (a "Health Services Designated Network"), as determined by Plan. Provider agrees to refer Members to such designated Participating Providers in a Health Services Designated Network for the provision of certain Health Services, even if Provider performs such services. Notwithstanding any other provision in this Agreement, if Provider provides a Health Service to a Member for which Provider is not a designated Participating Provider in a Health Services Designated Network, then Provider agrees that he/she/it shall not be reimbursed for such services by Anthem, Plan or the Member, unless Provider was authorized to provide such Health Service by Plan.

2.12
Change in Provider Information. Provider shall immediately send written notice, in accordance with the Notice section of this Agreement, to Anthem of:

2.12.1
Any legal, governmental, or other action or investigation involving Provider which could affect Provider's credentialing status with Plan, or materially impair the ability of Provider to carry out his/her/its duties and obligations under this Agreement, except for temporary emergency diversion situations; or

2.12.2
Any change in Provider accreditation, affiliation, hospital privileges (if applicable), insurance, licensure, certification or eligibility status, or other relevant information regarding Provider's practice or status in the medical community.

2.13
Provider Credentialing, Standards of Participation and Accreditation. Provider warrants that he/she/it meets all applicable Plan credentialing requirements, standards of participation, and accreditation requirements for the Networks in which Provider participates. A description of the applicable credentialing requirements, standards of participation, and accreditation requirements, are set forth in the provider manual(s) and/or in the PCS. Provider acknowledges that until such time as Provider has been determined to have fully met Plan's credentialing requirements, standards of participation, and accreditation requirements, as applicable, Provider shall not be entitled to the benefits of participation under this Agreement, including without limitation the Anthem Rates set forth in the PCS attached hereto.
2.14
Adjustment Requests. If Provider believes a Claim has been improperly adjudicated for a Covered Service for which Provider timely submitted a Claim to Plan, Provider must submit a request for an adjustment to Plan in accordance with the provider manual(s).

2.15
Provision and Supervision of Services. In no way shall Anthem or Plan be construed to be providers of Health Services or responsible for, exercise control, or have direction over the provision of such Health Services. Provider shall be solely responsible to the Member for treatment, medical care, and advice with respect to the provision of Health Services. Provider agrees that all Health Services provided to Members under this Agreement shall be provided by Provider or by a qualified person under Provider's direction. Provider warrants that any nurses or other health professionals employed by or providing services for Provider shall be duly licensed or certified under applicable law. In addition, nothing herein shall be construed as authorizing or permitting Provider to abandon any Member.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	7	1841672798 #1350526454

2.16
Coordination of Benefits/Subrogation. Subject to Regulatory Requirements, Provider agrees to cooperate with Plan regarding subrogation and coordination of benefits, as set forth in Policies and the provider manual(s), and to notify Plan promptly after receipt of information regarding any Member who may have a Claim involving subrogation or coordination of benefits.

2.17
Cost Effective Care. Provider shall provide Covered Services in the most cost effective, clinically appropriate setting and manner. In addition, in accordance with the provider manual(s) and Policies, Provider shall utilize Participating Providers, and when Medically Necessary or appropriate, refer and transfer Members to Participating Providers for all Covered Services, including but not limited to specialty, laboratory, ancillary and supplemental services.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	8	1841672798 #1350526454

ARTICLE III

CONFIDENTIALITY/RECORDS

3.1
Proprietary and Confidential Information. Except as otherwise provided herein, all information and material provided by either party in contemplation of or in connection with this Agreement remains proprietary and confidential to the disclosing party. This Agreement, including but not limited to the Anthem Rates, is Anthem's proprietary and confidential information. Neither party shall disclose any information proprietary or confidential to the other, or use such information or material except: (1) as otherwise set forth in this Agreement; (2) as may be required to perform obligations hereunder; (3) as required to deliver Health Services or administer a Health Benefit Plan; (4) to Plan or its designees; (5) upon the express written consent of the parties; or (6) as required by Regulatory Requirements. Notwithstanding the foregoing, either party may disclose such information to its legal advisors, lenders and business advisors, provided that such legal advisors, lenders and business advisors agree to maintain confidentiality of such information. Provider and Anthem shall each have a system in place that meets all applicable Regulatory Requirements to protect all records and all other documents relating to this Agreement which are deemed confidential by law. Any disclosure or transfer of proprietary or confidential information by Provider or Anthem will be in accordance with applicable Regulatory Requirements. Provider shall immediately notify Anthem if Provider is required to disclose any proprietary or confidential information at the request of an Agency or pursuant to any federal or state freedom of information act request.

3.2
Confidentiality of Member Information. Both parties agree to comply with the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and the Health Information Technology for Economic and Clinical Health Act ("HITECH Act"), and as both may be amended, as well as any other applicable Regulatory Requirements regarding confidentiality, use, disclosure, security and access of the Member's personally identifiable information ("PII") and protected health information ("PHI"), (collectively "Member Information"). Provider shall review all Member Information received from Anthem to ensure no misrouted Member Information is included. Misrouted Member Information includes but is not limited to, information about a Member that Provider is not currently treating. Provider shall immediately destroy any misrouted Member Information or safeguard the Member Information for as long as it is retained. In no event shall Provider be permitted to misuse or re- disclose misrouted Member Information. If Provider cannot destroy or safeguard misrouted Member Information, Provider must contact Anthem to report receipt of misrouted Member Information.

3.3
Network Provider/Patient Discussions. Notwithstanding any other provision in this Agreement and regardless of any benefit or coverage exclusions or limitations associated with a Health Benefit Plan, Provider shall not be prohibited from discussing fully with a Member any issues related to the Member's health including recommended treatments, treatment alternatives, treatment risks and the consequences of any benefit coverage or payment decisions made by Plan or any other party. In addition, nothing in this Agreement shall be construed to, create any financial incentive for Provider to withhold Covered Services, or prohibit Provider from disclosing to the Member the general methodology by which Provider is compensated under this Agreement, such as for example, whether Provider is paid on a fee for service, capitation or Percentage Rate basis. Plan shall not refuse to allow or to continue the participation of any otherwise eligible provider, or refuse to compensate Provider in connection with services rendered, solely because Provider has in good faith communicated with one or more of his/her/its current, former or prospective patients regarding the provisions, terms or requirements of a Health Benefit Plan as they relate to the health needs of such patient. Nothing in this section shall be construed to permit Provider to disclose Anthem Rates or specific terms of the compensation arrangement under this Agreement.

3.4
Plan Access to and Requests for Provider Records. Provider and its designees shall comply with all applicable state and federal record keeping and retention requirements, and, as set forth in the provider manual(s) and/or Participation Attachment(s), shall permit Plan or its designees to have, with appropriate working space and without charge, on-site access to and the right to perform an Audit, examine, copy,

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	9	1841672798 #1350526454

excerpt and transcribe any books, documents, papers, and records related to Member's medical and billing information within the possession of Provider and inspect Provider's operations, which involve transactions relating to Members and as may be reasonably required by Plan in carrying out its responsibilities and programs including, but not limited to, assessing quality of care, complying with quality initiatives/measures, Medical Necessity, concurrent review, appropriateness of care, accuracy of Claims coding and payment, risk adjustment assessment as described in the provider manual(s), including but not limited to completion of the Encounter Facilitation Form (also called the "SOAP" note), compliance with this Agreement, and for research. In lieu of on-site access, at Plan's request, Provider or its designees shall submit records to Plan, or its designees via photocopy or electronic transmittal, within thirty (30) days, at no charge to Plan from either Provider or its designee. Provider shall make such records available to the state and federal authorities involved in assessing quality of care or investigating Member grievances or complaints in compliance with Regulatory Requirements. Provider acknowledges that failure to submit records to Plan in accordance with this provision and/or the provider manual(s), and/or Participation Attachment(s) may result in a denial of a Claim under review, whether on pre-payment or post-payment review, or a payment retraction on a paid Claim, and Provider is prohibited from balance billing the Member in any of the foregoing circumstances.

3.5
Transfer of Medical Records. Following a request, Provider shall transfer a Member's medical records in a timely manner, or within such other time period required under applicable Regulatory Requirements, to other health care providers treating a Member at no cost to Anthem, Plan, the Member, or other treating health care providers.

3.6
Clinical Data Sharing. Anthem and Provider desire to collaborate by sharing data, including Member Information, to enhance certain health care operations activities, primarily to help improve quality and efficiency of health care. Each party's access to better clinical and administrative data is critical to the mutual goal of Anthem and Provider improving health care quality as it relates to their respective Members and patients. Therefore and upon request, Provider agrees to provide data to Anthem for treatment purposes, for payment purposes, for health care operations purposes consistent with those enumerated in the first two paragraphs of the health care operations definition in HIPAA (45 CFR 164.501), or for purposes of health care fraud and abuse detection or compliance. Provider shall provide data as set forth in Policies or the provider manual(s), as applicable.

ARTICLE IV

INSURANCE

4.1
Anthem Insurance. Anthem shall self-insure or maintain insurance as required under applicable Regulatory Requirements to insure Anthem and its employees, acting within the scope of their duties.

4.2
Provider Insurance. Provider shall self-insure or maintain insurance in types and amounts reasonably determined by Provider, or as required under applicable Regulatory Requirements.

ARTICLE V

RELATIONSHIP OF THE PARTIES

5.1
Relationship of the Parties. For purposes of this Agreement, Anthem and Provider are and will act at all times as independent contractors. Nothing in this Agreement shall be construed, or be deemed to create, a relationship of employer or employee or principal and agent, partnership, joint venture, or any relationship other than that of independent entities contracting with each other for the purposes of effectuating this Agreement.

5.2
Provider Representations and Warranties. Provider represents and warrants that it is the duly authorized agent of, and has the corporate power and authority to, execute and deliver this Agreement on its own behalf, and as agent for any other individuals or entities that are owned, employed or contracted with or by Provider to provide services under this Agreement. Accordingly, if Provider is a partnership, corporation, or

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	10	1841672798 #1350526454

any other entity, other than an individual, all references herein to "Provider" may also mean and refer to each individual within such entity who Provider certifies is contracted or employed by Provider, and who has applied for and been accepted by Plan as a Participating Provider. Provider further certifies that individuals or entities that are owned, employed or contracted with Provider agree to comply with the terms and conditions of this Agreement.

ARTICLE VI

INDEMNIFICATION AND LIMITATION OF LIABILITY

6.1
Indemnification. Anthem and Provider shall each indemnify, defend and hold harmless the other party, and his/her/its directors, officers, employees, agents and subsidiaries, from and against any and all losses, claims, damages, liabilities, costs and expenses (including without limitation, reasonable attorneys' fees and costs) arising from third party claims resulting from the indemnifying party's failure to perform his/her/its obligations under this Agreement, and/or the indemnifying party's violation of any law, statute, ordinance, order, standard of care, rule or regulation. The obligation to provide indemnification under this Agreement shall be contingent upon the party seeking indemnification providing the indemnifying party with prompt written notice of any claim for which indemnification is sought, allowing the indemnifying party to control the defense and settlement of such claim, provided however that the indemnifying party agrees not to enter into any settlement or compromise of any claim or action in a manner that admits fault or imposes any restrictions or obligations on an indemnified party without that indemnified party's prior written consent which will not be unreasonably withheld, and cooperating fully with the indemnifying party in connection with such defense and settlement.

6.2
Limitation of Liability. Regardless of whether there is a total and fundamental breach of this Agreement or whether any remedy provided in this Agreement fails of its essential purpose, in no event shall either of the parties hereto be liable for any amounts representing loss of revenues, loss of profits, loss of business, the multiple portion of any multiplied damage award, or incidental, indirect, consequential, special or punitive damages, whether arising in contract, tort (including negligence), or otherwise regardless of whether the parties have been advised of the possibility of such damages, arising in any way out of or relating to this Agreement. Further, in no event shall Plan be liable to Provider for any extracontractual damages relating to any claim or cause of action assigned to Provider by any person or entity.

ARTICLE VII

DISPUTE RESOLUTION AND ARBITRATION

7.1
Dispute Resolution. All disputes between an Anthem Entity and Provider arising out of or related in any manner to this Agreement shall be resolved using the dispute resolution and arbitration procedures as set forth below. Provider shall exhaust any other applicable provider appeal/provider dispute resolution procedures under this Agreement, specifically timely compliance with the particular Anthem Entity's provider appeal process, and any applicable exhaustion requirements imposed by Regulatory Requirements as a condition precedent to Provider's right to pursue the dispute resolution and arbitration procedures as set forth below.

7.1.1
In order to invoke the dispute resolution procedures in this Agreement, a party first shall send to the other party a written demand letter that contains a detailed description of the dispute and all relevant underlying facts, a detailed description of the amount(s) in dispute and how they have been calculated and any other information that the Anthem provider manual(s) may require Provider to submit with respect to such dispute. If the total amount in dispute as set forth in the demand letter is less than two hundred thousand dollars ($200,000), exclusive of interest, costs, and attorneys' fees, then within twenty (20) days following the date on which the receiving party receives the demand letter, representatives of each party's choosing shall meet to discuss the dispute in person or telephonically in an effort to resolve the dispute. If the total amount in dispute as set forth in the demand letter is two hundred thousand dollars ($200,000) or more, exclusive of

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	11	1841672798 #1350526454

interest, costs, and attorneys' fees, then within ninety (90) days following the date of the demand letter, the parties shall engage in non-binding mediation in an effort to resolve the dispute unless both parties agree in writing to waive the mediation requirement. The parties shall mutually agree upon a mediator, and failing to do so, Judicial Arbitration and Mediation Services ("JAMS") shall be authorized to appoint a mediator.

7.2
Arbitration. Any dispute within the scope of subsection 7.1.1 that remains unresolved at the conclusion of the applicable process outlined in subsection 7.1.1 shall be resolved by binding arbitration in the manner as set forth below. Except to the extent as set forth below, the arbitration shall be conducted pursuant to the JAMS Comprehensive Arbitration Rules and Procedures, provided, however, that the parties may agree in writing to further modify the JAMS Comprehensive Arbitration Rules and Procedures. The parties agree to be bound by the findings of the arbitrator(s) with respect to such dispute, subject to the right of the parties to appeal such findings as set forth herein. No arbitration demand shall be filed until after the parties have completed the dispute resolution efforts described in section 7.1 above. If the dispute resolution efforts described in section 7.1 cannot be completed within the deadlines specified for such efforts despite the parties' good faith efforts to meet such deadlines, such deadlines may be extended as necessary upon mutual agreement of the parties. Enforcement of this arbitration clause, including the waiver of class actions, shall be determined under the Federal Arbitration Act ("FAA"), including the FAA's preemptive effect on state law. The parties agree that the arbitration shall be conducted on a confidential basis pursuant to Rule 26 of the JAMS Comprehensive Arbitration Rules and Procedures. Subject to any disclosures that may be required or requested under Regulatory Requirements, the parties further agree that they shall maintain the confidential nature of the arbitration, including without limitation, the existence of the arbitration, information exchanged during the arbitration, and the award of the arbitrator(s). Nothing in this provision, however, shall preclude either party from disclosing any such details regarding the arbitration to its accountants, auditors, brokers, insurers, reinsurers or retrocessionaires.

7.2.1
Location of Arbitration. The arbitration hearing shall be held in the city and state in which the principal office of the applicable Anthem Entity is located. Notwithstanding the foregoing, both parties can agree in writing to hold the arbitration hearing in some other location.

7.2.2
Selection and Replacement of Arbitrator(s). If the total amount in dispute with the party is less than four million dollars ($4,000,000), exclusive of interest, costs, and attorneys' fees, the dispute shall be decided by a single arbitrator selected, and replaced when required, in the manner described in the JAMS Comprehensive Arbitration Rules and Procedures. If the total amount in dispute is four million dollars ($4,000,000) or more, exclusive of interest, costs, and attorneys' fees, the dispute shall be decided by an arbitration panel consisting of three (3) arbitrators, unless the parties agree in writing that the dispute shall be decided by a single arbitrator.

7.2.3
Appeal. If the total amount of the arbitration award with the party is five million dollars ($5,000,000) or more, inclusive of interest, costs, and attorneys' fees, or if the arbitrator(s) issues an injunction against a party, the parties shall have the right to appeal the decision of the arbitrator(s) pursuant to the JAMS Optional Arbitration Appeal Procedure. A decision that has been appealed shall not be enforceable while the appeal is pending. In reviewing a decision of the arbitrator(s), the appeal panel shall apply the same standard of review that a United States Court of Appeals would apply in reviewing a similar decision issued by a United States District Court in the jurisdiction in which the arbitration hearing was held.

7.2.4
Waiver of Certain Claims. The parties, on behalf of themselves and those that they may now or hereafter represent, each agree to and do hereby waive any right to join or consolidate claims in arbitration by or against other individuals or entities or to pursue, on a class basis, any dispute; provided however, if there is a dispute regarding the applicability or enforcement of the waiver provision in this subsection 7.2.4, that dispute shall be decided by a court of competent jurisdiction. If a court of competent jurisdiction determines that such waiver is unenforceable for any reason

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	12	1841672798 #1350526454

with respect to a particular dispute, then the parties agree that section 7.2 shall not apply to such dispute and that such dispute shall be decided instead in a court of competent jurisdiction.

7.2.5
Limitations on Injunctive Relief. Each Anthem Entity on the one hand, and the Provider on the other hand, on behalf of themselves and those that they may now or hereafter represent, each agree that any injunctive relief sought against the other party shall be limited to the conduct relevant to the parties to the arbitration and shall not be sought for the benefit of individuals or entities who are not parties to the arbitration. The arbitrator(s) are not authorized to issue injunctive relief for the benefit of an individual or entity who is not a party to the arbitration. The arbitrator shall be limited to issuing injunctive relief related to the specific issues in the arbitration.
7.3
Attorney's Fees and Costs. The shared fees and costs of the non-binding mediation and arbitration (e.g. fee of the mediator, fee of the independent arbitrator) will be shared equally between the Anthem Entity that is party to the dispute on the one hand, and the Provider on the other hand. Each party shall be responsible for the payment of its own specific fees and costs (e.g. the party's own attorney's fees, the fees of the party selected arbitrator, etc.) and any costs associated with conducting the non-binding mediation or arbitration that the party chooses to incur (e.g. expert witness fees, depositions, etc.). Notwithstanding this provision, the arbitrator may issue an order in accordance with Federal Rule of Civil Procedure Rule 11.

7.4
Period of Limitations. Unless otherwise provided for in this Agreement, or a Participation Attachment(s), neither party shall commence any action at law or equity, including but not limited to, an arbitration demand, against the other to recover on any legal or equitable claim arising out of this Agreement ("Action") more than two (2) years after the events which gave rise to such Action; provided, however, this two (2) year limitation shall not apply to Actions by Anthem against Provider related to fraud, waste or abuse which shall be subject to the period of limitations set forth in applicable Regulatory Requirements. In the situation where Provider believes that Anthem underpaid a Claim, the Action arises on the date when Anthem first denies the Claim or first pays the Claim in an amount less than expected by Provider. In the situation where Anthem believes that it overpaid a Claim, the Action arises when Provider first contests in writing Anthem's notice to it that the overpayment was made. The deadline for initiating an Action shall not be tolled by the appeal process, provider dispute resolution process or any other administrative process. To the extent an Action is timely commenced, it will be administered in accordance with Article VII of this Agreement.

ARTICLE VIII

TERM AND TERMINATION

8.1
Term of Agreement. This Agreement shall commence at 12:01 AM on January 1, 2023 for a term of 3 (three) year(s), January 1, 2023 until December 31, 2025, and shall continue automatically in effect thereafter for consecutive one (1) year terms unless otherwise terminated as provided herein.

8.2
Termination Without Cause. At any time, either party may terminate this Agreement without cause with such termination to be effective on or after the expiration date of the Initial Term or any renewal term that may then be existing, by giving at least three hundred and sixty-five (365) days prior written notice of termination to the other party prior to the completion of the Initial Term or renewal term, as applicable. Thus, the effective date of any termination of this Agreement without cause cannot be prior to December 31, 2025, which is the date of expiration of the Initial Term.

8.2.1
This provision intentionally left blank.

8.2.2
An Anthem Entity may terminate its participation in this Agreement by providing at least sixty (60) days prior written notice of termination to Provider, without affecting continued participation of the other Anthem Entities.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	13	1841672798 #1350526454

8.3
Breach of Agreement. Except for circumstances giving rise to the Immediate Termination section, if either party fails to comply with or perform when due any material term or condition of this Agreement, the other party shall notify the breaching party of its breach in writing stating the specific nature of the material breach, and the breaching party shall have thirty (30) days to cure the breach. If the breach is not cured to the reasonable satisfaction of the non-breaching party within said thirty (30) day period, the non-breaching party may terminate this Agreement by providing written notice of such termination to the other party. The effective date of such termination shall be no sooner than sixty (60) days after such notice of termination.

8.4
Immediate Termination.

8.4.1
This Agreement or any Participation Attachment(s) may be terminated immediately by Anthem if:

8.4.1.1
Provider commits any act or conduct for which his/her/its license(s), permit(s), or any governmental or board authorization(s) or approval(s) necessary for business operations or to provide Health Services are lost or voluntarily surrendered in whole or in part; or

8.4.1.2
Provider commits fraud or makes any material misstatements or omissions on any documents related to this Agreement which Provider submits to Anthem or to a third party; or
8.4.1.3
Provider files a petition in bankruptcy for liquidation or reorganization by or against Provider, if Provider becomes insolvent, or makes an assignment for the benefit of its creditors without Anthem's written consent, or if a receiver is appointed for Provider or its property; or

8.4.1.4
Provider's insurance coverage as required by this Agreement lapses for any reason; or

8.4.1.5
Provider fails to maintain compliance with Plan's applicable credentialing requirements, accreditation requirements or standards of participation; or

8.4.1.6
Intentionally omitted

8.4.1.7
Intentionally omitted

8.4.1.8
Provider and/or his/her/its employees, contractors, subcontractors, or agents are ineligible, excluded, suspended, terminated or debarred from participating in a Government Program, and in the case of an employee, contractor, subcontractor or agent, Provider fails to remove such individual from responsibility for, or involvement with, the Provider's business operations related to this Agreement, or if Provider has voluntarily withdrawn his/her/its participation in any Government Program as the result of a settlement agreement; or

8.4.1.9
Provider is convicted or has been finally adjudicated to have committed a felony or misdemeanor, other than a non-DUI related traffic violation.

8.4.2
This Agreement may be terminated immediately by Provider if:

8.4.2.1
Anthem commits any act or conduct for which its license(s), permit(s), or any governmental or board authorization(s) or approval(s) necessary for business operations are lost or voluntarily surrendered in whole or in part; or

8.4.2.2
Anthem commits fraud or makes any material misstatements or omissions on any documents related to this Agreement which it submits to Provider or to a third party; or

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	14	1841672798 #1350526454

8.4.2.3
Anthem files for bankruptcy, or if a receiver is appointed.

8.4.3
If Anthem reasonably believes based on an individual provider's conduct or inaction, or allegations of such conduct or inaction that the well being of patients may be jeopardized, or an individual provider has been abusive to a Member, an Anthem employee or representative, Anthem reserves the right to terminate individual providers from any or all Network(s) under the terms of this Article VIII while continuing the Agreement for one or more providers in a group.

8.6
Transactions Prior to Termination. Except as otherwise set forth in this Agreement, termination shall have no effect on the rights and obligations of the parties arising out of any transaction under this Agreement occurring prior to the date of such termination.

8.7
Continuation of Care Upon Termination. If this Agreement or any Participation Attachment terminates for any reasons other than one of the grounds set forth in the "Immediate Termination" section, then Provider shall, at Anthem's discretion, continue to provide Covered Services to all designated Members under this Agreement or any terminating Participation Attachment, as applicable, in accordance with Regulatory Requirements. During such continuation period, Provider agrees to: (i) accept reimbursement from Anthem for all Covered Services furnished hereunder in accordance with this Agreement and at the rates set forth in the PCS attached hereto; and (ii) adhere to Anthem's Policies, including but not limited to, Policies regarding quality assurance requirements, referrals, pre-authorization and treatment planning.

8.8
Survival. The provisions of this Agreement set forth below shall survive termination or expiration of this Agreement or any Participation Attachment(s):

8.8.1
Publication and Use of Provider Information;

8.8.2
Payment in Full and Hold Harmless;
8.8.3
Recoupment/Offset/Adjustment for Overpayments;

8.8.4
Confidentiality/Records;

8.8.5
Indemnification and Limitation of Liability;

8.8.6
Dispute Resolution and Arbitration;

8.8.7
Continuation of Care Upon Termination; and

8.8.8
Any other provisions required in order to comply with Regulatory Requirements.

ARTICLE IX

GENERAL PROVISIONS

9.1
Amendment. Except as otherwise provided for in this Agreement or the applicable Participation Attachment(s), Anthem retains the right to amend this Agreement and any attachments or addenda (with the exception of the Anthem Rate or any compensation related provisions set forth herein which may only be amended by mutualy written consent) by making a good faith effort to provide notice to Provider at least thirty (30) days in advance of the effective date of the amendment. Except to the extent that Anthem determines an amendment is necessary to effectuate Regulatory Requirements, if Provider objects to the amendment prior to its effective date, then Provider has the right to terminate this Agreement, and such termination shall take effect on the later of the amendment effective date identified by Anthem or one hundred eighty (180) days from the date Provider has provided notice of his/her/its intention to terminate

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	15	1841672798 #1350526454

the Agreement pursuant to this section. Failure of Provider to provide such notice to Anthem within the time frames described herein will constitute acceptance of the amendment by Provider.

9.2
Assignment. This Agreement may not be assigned by Provider without the prior written consent of Anthem. Any assignment by Provider without such prior consent shall be voidable at the sole discretion of Anthem. Anthem may assign this Agreement in whole or in part. In the event of a partial assignment of this Agreement by Anthem, the obligations of the Provider shall be performed for Anthem with respect to the part retained and shall be performed for Anthem's assignee with respect to the part assigned, and such assignee is solely responsible to perform all obligations of Anthem with respect to the part assigned. The rights and obligations of the parties hereunder shall inure to the benefit of, and shall be binding upon, any permitted successors and assigns of the parties hereto.

9.3
Scope/Change in Status.

9.3.1
Anthem and Provider agree that this Agreement applies to Health Services rendered by Provider at the Provider's location(s) on file with Anthem. Anthem may, in its discretion, limit this Agreement to Provider's locations, operations, business or corporate form, status or structure in existence on the Effective Date of this Agreement and prior to the occurrence of any of the events set forth in subsections 9.3.1.1 – 9.3.1.5. Unless otherwise required by Regulatory Requirements, Provider shall provide at least ninety (90) days prior written notice of any such event.

9.3.1.1
Provider (a) sells, transfers or conveys his/her/its business or any substantial portion of his/her/its business assets to another entity through any manner including but not limited to a stock, real estate or asset transaction or other type of transfer; (b) is otherwise acquired or controlled by any other entity through any manner, including but not limited to purchase, merger, consolidation, alliance, joint venture, partnership, association, or expansion; or

9.3.1.2
Provider transfers control of his/her/its management or operations to any third party, including Provider entering into a management contract with a physician practice management company or with another entity which does not manage Provider as of the Effective Date of this Agreement, or there is a subsequent change in control of Provider's current management company; or

9.3.1.3
Provider acquires or controls any other medical practice, facility, service, beds or entity; or
9.3.1.4
Provider changes his/her/its locations, business or operations, corporate form or status, tax identification number, or similar demographic information; or

9.3.1.5
Provider creates or otherwise operates a licensed health maintenance organization or commercial health plan (whether such creation or operation is direct or through a Provider affiliate).

9.3.2
Notwithstanding the termination provisions of Article VIII, and without limiting any of Anthem's rights as set forth elsewhere in this Agreement, Anthem shall have the right to terminate this Agreement by giving at least sixty (60) days written notice to Provider if Anthem determines, that as a result of any of the transactions listed in subsection 9.3.1, Provider cannot satisfactorily perform the obligations hereunder, or cannot comply with one or more of the terms and conditions of this Agreement, including but not limited to the confidentiality provisions herein; or Anthem elects in its reasonable business discretion not to do business with Provider, the successor entity or new management company, as a result of one or more of the events as set forth in subsection 9.3.1.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	16	1841672798 #1350526454

9.3.3
Provider shall use best efforts to provide Anthem with thirty (30) days prior written notice of:

9.3.3.1
Addition or removal of individual provider(s) who are employed or subcontracted with Provider, if applicable. Any new individual providers must meet Plan's credentialing requirements or other applicable standards of participation prior to being designated as a Participating Provider; or

9.3.3.2
A change in mailing address.

9.3.4
If Provider is acquired by, acquires or merges with another entity, and such entity already has an agreement with Anthem, Anthem will determine in its sole discretion which Agreement will prevail.

9.4
Definitions. Unless otherwise specifically noted, the definitions as set forth in Article I of this Agreement will have the same meaning when used in any attachment, the provider manual(s) and Policies.

9.5
Entire Agreement. This Agreement, exhibits, attachments, appendices, and amendments hereto, and the provider manual(s), together with any items incorporated herein by reference, constitute the entire understanding between the parties and supersedes all prior oral or written agreements between them with respect to the matters provided for herein. If there is an inconsistency between any of the provisions of this Agreement and the provider manual(s), then, this Agreement shall govern. In addition, if there is an inconsistency between the terms of this Agreement and the terms provided in any attachment to this Agreement, then the terms provided in that attachment shall govern.

9.6
Force Majeure. Neither party shall be deemed to be in violation of this Agreement if such party is prevented from performing any of his/her/its obligations hereunder due to natural or man-made disasters, including fire, flood, earthquake, terrorism, or any similar unforeseeable act beyond its reasonable control, acts of any public enemy, statutory or other laws, regulations, rules, orders, or actions of the federal, state, or local government or any agency thereof.

9.7
Compliance with Regulatory Requirements. Anthem and Provider agree to comply with all applicable Regulatory Requirements, as amended from time to time, relating to their obligations under this Agreement, and maintain in effect all permits, licenses and governmental and board authorizations and approvals as necessary for business operations. Provider warrants that as of the Effective Date, he/she/it is and shall remain licensed and certified for the term of this Agreement in accordance with all Regulatory Requirements (including those applicable to utilization review and Claims payment) relating to the provision of Health Services to Members. Provider shall supply evidence of such licensure, compliance and certifications to Anthem upon request. If there is a conflict between this section and any other provision in this Agreement, then this section shall control.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	17	1841672798 #1350526454

9.7.1
In addition to the foregoing, Provider warrants and represents that at the time of entering into this Agreement, neither he/she/it nor any of his/her/its employees, contractors, subcontractors, principals or agents are ineligible, excluded, suspended, terminated or debarred from participating in a Government Program ("Ineligible Person"). Provider shall remain continuously responsible for ensuring that his/her/its employees, contractors, subcontractors, principals or agents are not Ineligible Persons. If Provider or any employees, subcontractors, principals or agents thereof becomes an Ineligible Person after entering into this Agreement or otherwise fails to disclose his/her/its Ineligible Person status, Provider shall have an obligation to (1) immediately notify Anthem of such Ineligible Person status and (2) within ten (10) days of such notice, remove such individual from responsibility for, or involvement with, Provider's business operations related to this Agreement.
9.8
Governing Law. This is a multi-party health plan agreement where each health plan, each Anthem Entity, has an independent agreement with the Provider. The governing law of the state of the applicable Anthem Entity that is in a dispute with the Provider shall govern any such dispute, unless such state laws are otherwise preempted by federal law. However, coverage issues specific to a Health Benefit Plan are governed by the state laws where the Health Benefit Plan is issued, unless such state laws are otherwise preempted by federal law.

9.9
Intent of the Parties. It is the intent of the parties that this Agreement is to be effective only in regards to their rights and obligations with respect to each other; it is expressly not the intent of the parties to create any independent rights in any third party or to make any third party a third party beneficiary of this Agreement, except to the extent specified in the Payment in Full and Hold Harmless section of this Agreement, or in a Participation Attachment(s).

9.10
Non-Exclusive Participation. None of the provisions of this Agreement shall prevent Provider or Plan from participating in or contracting with any provider, preferred provider organization, health maintenance organization/health insuring corporation, or any other health delivery or insurance program. Provider acknowledges that Plan does not warrant or guarantee that Provider will be utilized by any particular number of Members.

9.11
Notice. Any notice required to be given pursuant to the terms and provisions of this Agreement shall be in writing and shall be delivered by hand, facsimile, electronic mail, or mail. Notice shall be deemed to be effective: (a) when delivered by hand, (b) upon transmittal when transmitted by facsimile transmission or by electronic mail, (c) upon receipt by registered or certified mail, postage prepaid, (d) on the next business day if transmitted by national overnight courier, or (e) if sent by regular mail, five (5) days from the date set forth on the correspondence. Unless specified otherwise in writing by a party, Anthem shall send Provider notice to an address that Anthem has on file for Provider, and Provider shall send Anthem notice to Anthem's address as set forth on the signature page. Notwithstanding the foregoing, and unless otherwise required by Regulatory Requirements, Anthem may post updates to its provider manual(s) and Policies on its web site. Any notice given by Provider to Anthem, except notice of termination, shall be deemed to be notice to all Anthem Entities, unless Provider's notice specifically states otherwise. Any notice given by Anthem to Provider, except notice of termination, shall be deemed to be notice from all Anthem Entities, unless Anthem's notice specifically states otherwise.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	18	1841672798 #1350526454

9.12
Severability. In case any one or more of the provisions of this Agreement shall be invalid, illegal, or unenforceable in any respect, the remaining provisions shall be construed liberally in order to effectuate the purposes hereof, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If one or more provisions of the Agreement are invalid, illegal or unenforceable and an amendment to the Agreement is necessary to maintain its integrity, the parties shall make commercially reasonable efforts to negotiate an amendment to this Agreement and any attachments or addenda to this Agreement which could reasonably be construed not to contravene such statute, regulation, or interpretation. In addition, if such invalid, unenforceable or materially affected provision(s) may be severed from this Agreement and/or attachments or addenda to this Agreement without materially affecting the parties' intent when this Agreement was executed, then such provision(s) shall be severed rather than terminating the Agreement or any attachments or addenda to this Agreement.

9.13
Waiver. Neither the waiver by either of the parties of a breach of any of the provisions of this Agreement, nor the failure of either of the parties, on one or more occasion, to enforce any of the provisions of this Agreement, shall thereafter be construed as a waiver of any subsequent breach of any of the provisions of this Agreement.

9.14
Construction. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted.

9.15
Counterparts and Electronic Signatures.
9.15.1
This Agreement and any amendment hereto may be executed in two (2) or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

9.15.2
Either party may execute this Agreement or any amendments by valid electronic signature, and such signature shall have the same legal effect of a signed original.

ARTICLE X

BCBSA REQUIREMENTS

10.1
Blue Cross Blue Shield Association (BCBSA). Provider hereby expressly acknowledges his/her/its understanding that this Agreement constitutes a contract between Provider and Anthem, that Anthem is an independent corporation operating under a license from the Blue Cross and Blue Shield Association ("BCBSA"), an association of independent Blue Cross and/or Blue Shield Plans, permitting Anthem to use the Blue Cross and/or Blue Shield service marks in the state (or portion of the state) where Anthem is located, and that Anthem is not contracting as the agent of the BCBSA. Provider further acknowledges and agrees that he/she/it has not entered into this Agreement based upon representations by any person other than Anthem, and that no person, entity or organization other than Anthem shall be held accountable or liable to Provider for any of Anthem's obligations to Provider created under this Agreement. Provider has no license to use the Blue Cross and/or Blue Shield names, symbols, or derivative marks (the "Brands") and nothing in the Agreement shall be deemed to grant a license to Provider to use the Brands. Any references to the Brands made by Provider in his/her/its own materials are subject to review and approval by Anthem. This section shall not create any additional obligations whatsoever on the part of Plan other than those obligations created under other provisions of this Agreement.

10.2
Blue Cross Blue Shield Out of Area Program. Provider agrees to provide Covered Services to any person who is covered under another BCBSA out of area or reciprocal program, and to submit Claims for payment in accordance with current BCBSA Claims filing guidelines. Provider agrees to accept payment by Plan at the Anthem Rate for the equivalent Network as payment in full except Provider may bill, collect and accept compensation for Cost Shares. The provisions of this Agreement shall apply to Eligible Charges as defined in the PCS for Covered Services under the out of area or reciprocal programs. Provider further agrees to comply with other similar programs of the BCBSA. For Members who are enrolled under BCBSA out of

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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area or reciprocal programs, Provider shall comply with the applicable Plan's utilization management policies.

Each party warrants that it has full power and authority to enter into this Agreement and the person signing this Agreement on behalf of either party warrants that he/she has been duly authorized and empowered to enter into this Agreement. Each Anthem Entity is deemed to be a party to this Agreement as to the Networks and programs set forth on the Provider Networks Attachment, each of which has an independent relationship with Provider, and each Anthem Entity shall be solely responsible and liable for its respective obligations created under this Agreement, and in no case shall any of them be responsible for any obligations of each other.

THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES

Provider shall be designated as a Participating Provider in the Networks set forth on the Provider Network Attachment on the later of: (1) the Effective Date of this Agreement or; (2) as determined by Plan in its sole discretion, the date Provider has met applicable credentialing requirements, standards of participation and accreditation requirements.

PROVIDER LEGAL NAME: Online Care Group, P.C.

By:	/s/ Bradford Gay	November 16, 2022
	Signature, Authorized Representative of Provider(s)	Date

Printed:	Bradford Gay	Vice President
	Name	Title

Address:	75 State Street, 26th Floor	Boston, MA 02109
	Street	City	State	Zip

Tax Identification Number (TIN):	541237939

(Note: If any of the following is not applicable, please leave blank)

Phone Number:	617-204-3500

Rocky Mountain Hospital and Medical Service, Inc., doing business as Anthem Blue Cross and Blue Shield and HMO Colorado, Inc. doing business as HMO Colorado, Anthem Health Plans, Inc. doing business as Anthem Blue Cross and Blue Shield, Anthem Insurance Companies, Inc. and Blue Cross Blue Shield Healthcare Plan of Georgia, Inc. d/b/a Anthem Blue Cross and Blue Shield, Anthem Insurance Companies, Inc. doing business as Anthem Blue Cross and Blue Shield, Anthem Health Plans of Kentucky, Inc. d/b/a Anthem Blue Cross and Blue Shield, Anthem Health Plans of Maine, Inc. doing business as Anthem Blue Cross and Blue Shield, RightCHOICE Managed Care, Inc., Anthem Health Plans of New Hampshire, Inc. doing business as Anthem Blue Cross and Blue Shield and Matthew Thornton Health Plan, Inc., Rocky Mountain Hospital and Medical Service, Inc. doing business as Anthem Blue Cross and Blue Shield and HMO Colorado, Inc. doing business as HMO Nevada, Empire HealthChoice HMO, Inc. (d/b/a Empire BlueCross BlueShield HMO or Empire Blue Cross HMO) and Empire HealthChoice Assurance, Inc. (d/b/a Empire BlueCross BlueShield or Empire Blue Cross), Community Insurance Company doing business as Anthem Blue Cross and Blue Shield, Anthem Health Plans of Virginia, Inc. doing business as Anthem Blue Cross and Blue Shield, Blue Cross Blue Shield of Wisconsin doing business as Anthem Blue Cross and Blue Shield

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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ANTHEM INTERNAL USE ONLY THE EFFECTIVE DATE OF THIS AGREEMENT IS: January 1, 2023

By:	/s/ Thomas Golias	11/28/2022
	Signature, Authorized Representative of Anthem	Date

Printed:	Tom Golias	VP, Enterprise National Contracting
	Name	Title

As of the Effective Date of this Agreement, Provider will be designated as Network/Participating Provider in the following:

For a specific listing of the applicable Network(s)/products(s) in each state please refer to the applicable State Specific Provisions Attachment for that state.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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COMMERCIAL BUSINESS PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

This is a Commercial Business Participation Attachment ("Attachment") to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

ARTICLE I

DEFINITIONS

The following definitions shall apply to this Attachment. Terms not otherwise defined in this Attachment shall carry the meaning set forth in the Agreement.

"Commercial Business" means certain Health Benefit Plans, including individual and employer groups, partially or wholly insured or administered by Plan, under which Members have access to a network of providers and receive an enhanced level of benefits when they obtain Covered Services from Participating Providers. Commercial Business does not include Government Programs as defined in the Agreement, but does include the FEHBP as well as state and local government employer programs.

"Commercial Business Covered Services" means, for purposes of this Attachment, only those Covered Services provided under Plan's Commercial Business products.

"Commercial Business Member" means, for purposes of this Attachment, a Member who is covered under one of Plan's Commercial Business products.

"Complete Claim" means, unless applicable law otherwise requires, an accurate Claim submitted pursuant to this Agreement, for which all information necessary to process such Claim and make a benefit determination is included.

"Medically Necessary" or "Medical Necessity" means the definition set forth in the Health Benefit Plan, unless a different definition is required by Regulatory Requirements.

ARTICLE II

SERVICES/OBLIGATIONS

2.1
Participation-Networks Supporting Commercial Business. As a participant in one or more Networks supporting Plan's Commercial Business as set forth on the Provider Networks Attachment of the Agreement, Provider will render Commercial Business Covered Services to Commercial Business Members in accordance with the terms and conditions of the Agreement and this Attachment. Except as set forth in this Attachment, or the PCS, all terms and conditions of the Agreement will apply to Provider's participation in Networks supporting Plan's Commercial Business. The terms and conditions set forth in this Attachment are limited to the provision of and payment for Health Services provided to Commercial Business Members.

2.1.1
This provision intentionally left blank.

2.2
This provision intentionally left blank.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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2.3
Submission and Adjudication of Commercial Business Claims. Unless otherwise instructed, or required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within ninety (90) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the ninety (90) day period will not begin until Provider receives notification of primary payor's responsibility.

2.3.1
Provider agrees to provide to Anthem, unless otherwise instructed, at no cost to Anthem, Plan or the Commercial Business Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Complete Claims for Commercial Business Covered Services. Once Anthem determines Plan has any payment liability, all Complete Claims will be paid in accordance with the terms and conditions of a Commercial Business Member's Health Benefit Plan, the PCS, and the provider manual(s).
2.3.2
Provider agrees to submit Claims in a format consistent with industry standards and acceptable to Plan either (a) electronically through electronic data interchange ("EDI"), or (b) if electronic submission is not available, utilizing paper forms as defined by the National Uniform Claim Committee ("NUCC"), the National Uniform Billing Committee ("NUBC"), or as otherwise set forth in the PCS.

2.3.3
If Anthem or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within sixty (60) days, or before the expiration of the ninety (90) day period referenced in section 2.3 above, whichever is longer.

2.3.4
In no event, shall Provider bill, collect, or attempt to collect payment from the Commercial Business Member for Claims Plan receives after the applicable period(s) as set forth in section 2.3 above, regardless of whether Plan pays such Claims.

2.3.5
In all events, however, Provider shall only look for payment (except for applicable Cost Shares or other obligations of Commercial Business Members) from the Plan that provides the Health Benefit Plan for the Commercial Business Member for Commercial Business Covered Services rendered.

2.4
Plan Payment Time Frames. Anthem shall require Plans or their designees to use commercially reasonable efforts to adjudicate or arrange for adjudication and where appropriate make payment for all Complete Claims for Commercial Business Covered Services submitted by Provider within ninety (90) days, exclusive of Claims that have been suspended due to the need to determine Medical Necessity, or the extent of Plan's payment liability, if any, because of issues such as coordination of benefits, subrogation or verification of coverage.

2.5
Out of Network Referrals and Transfers. In addition to the Cost Effective Care provision in the Agreement, Provider may refer or transfer a Commercial Business Member to a non-Participating Provider after obtaining a written acknowledgement (e.g. written waiver form) from the Commercial Business Member, prior to the provision of the service, indicating that: (1) the Commercial Business Member was advised that no coverage, or only out-of-network coverage would be available from Plan; and (2) the Commercial Business Member agreed to be financially responsible for additional costs related to such service.

2.6
Pass-Through Charges. Provider agrees not to pass through to Plan or the Commercial Business Member any charges which Provider incurs as a result of providing supplies or making referrals to another provider or entity. Examples include, but are not limited to, pass-through charges associated with laboratory services, pathology services, radiology services and durable medical equipment. If Anthem has a direct contract with the subcontractor, the direct contract shall prevail over the Agreement.

2.7
Plan and Commercial Business Member Access. Only Plans administering Commercial Business and Commercial Business Members may access the terms and conditions of this Attachment and the Commercial Business rates set forth in the PCS.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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ARTICLE III

TERMINATION

3.1
Termination-Commercial Business Attachment and/or Network(s). At any time either party may terminate, without cause, Provider's participation in one or more Commercial Network(s) designated on the Provider Networks Attachment, or this Attachment by giving at least one hundred eighty (180) days prior written notice of termination to the other party. Following any termination as described herein, the remainder of the Agreement shall remain in full force and effect, if applicable. This provision shall not apply to Provider's participation in Anthem's Indemnity/Standard/Traditional products.

3.2
Survival. The provisions of this Attachment set forth below shall survive termination or expiration of the Agreement:

3.2.1 Any provisions required in order to comply with Regulatory Requirements.

3.3
Effect of Termination. Following termination of this Attachment, the remainder of the Agreement shall continue in full force and effect, if applicable. In addition, upon termination of this Attachment but subject to the Continuation of Care provision(s) and applicable Regulatory Requirements, any references to services, reimbursement, or participation in Networks related to Commercial Business are hereby terminated in full and shall have no further force and effect.

ARTICLE IV

GENERAL PROVISIONS

4.1
Exchanges. Unless specifically set forth on the Network listing on the Provider Networks Attachment and /or in the PCS or as otherwise designated by Anthem, the Anthem Rate shall not apply to any products which Anthem may offer on state-based, regional or federal health insurance exchanges ("Exchanges") established by the Patient Protection and Affordable Care Act.

4.2
Inconsistencies. In the event of an inconsistency between terms of this Attachment and the terms and conditions as set forth in the Agreement, the terms and conditions of this Attachment shall govern. Except as set forth herein, all other terms and conditions of the Agreement remain in full force and effect.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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MEDICARE ADVANTAGE PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

This is a Medicare Advantage Participation Attachment ("Attachment") to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

ARTICLE I DEFINITIONS

The following definitions shall apply to this Attachment. Terms not otherwise defined in this Attachment shall carry the meaning set forth in the Agreement.

"Clean Claim" means a Claim that has no defect or impropriety, including a lack of required substantiating documentation, or particular circumstances requiring special treatment that prevents timely payment from being made on the Claim. A Claim is clean even though Plan refers it to a medical specialist within Plan for examination. If additional documentation (e.g., a medical record) involves a source outside Plan, then the Claim is not considered clean.

"CMS" is defined as set forth in Article I of the Agreement.

"Downstream Entity(ies)" means any party that enters into a written arrangement, acceptable to CMS, with persons or entities involved with the Medicare Advantage benefit, below the level of the arrangement between Anthem and a First Tier Entity. These written arrangements continue down to the level of the ultimate provider of both health and administrative services.

"Emergency Condition" is defined as set forth in the PCS. "Emergency Services" is defined as set forth in the PCS.

"First Tier Entity(ies)" means any party that enters into a written agreement, acceptable to CMS, with Anthem to provide administrative services or health care services for a Medicare eligible Member under the Medicare Advantage Program.

"Medically Necessary" or "Medical Necessity" means care for which CMS determines is reasonable and necessary under Medicare for services, supplies, or drugs that are needed for the prevention, diagnosis, or treatment of MA Member's medical condition and meet accepted standards of medical practice.

"Medicare" means the Health Insurance for the Aged Act, Title XVIII of the Social Security Act, as then constituted or later amended.

"Medicare Advantage Covered Services ("MA Covered Services")" means, for purposes of this Attachment, only those Covered Services provided under Plan's Medicare Advantage Program.

"Medicare Advantage Member ("MA Member")" means, for purposes of this Attachment, a Member who is covered under a Medicare agreement between CMS and Plan under Part C of Title XVIII of the Social Security Act ("Medicare Advantage Program") and for Plan's DSNP Medicare Program, the beneficiary is also entitled to Medicaid under Title XIX of the Social Security Act, see 42 USC §1396 et seq..

"Medicare Advantage Network" means Network of Providers that provides MA Covered Services to MA Members.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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"Related Entity(ies)" means any entity that is related to Anthem by common ownership or control and (1) performs some of Anthem's management functions under contract or delegation; (2) furnishes services to MA Member under an oral or written agreement; or (3) leases real property or sells materials to Anthem at a cost of more than twenty-five hundred dollars ($2,500) during a contract period.

"Urgently Needed Care" means MA Covered Services provided when a MA Member is either: (1) temporarily absent from Plan's Medicare Advantage service area and such MA Covered Services are Medically Necessary and immediately required: (a) as a result of an unforeseen illness, injury, or condition; and (b) it was not reasonable, given the circumstances, to obtain the services through Plan's Medicare Advantage Network; or

(2) under unusual and extraordinary circumstances, the MA Member is in the service area but Plan's Network is temporarily unavailable or inaccessible and such MA Covered Services are Medically Necessary and immediately required: (a) as a result of an unforeseen illness, injury, or condition; and (b) it was not reasonable, given the circumstances, to obtain the services through Plan's Medicare Advantage Network.

ARTICLE II

SERVICES/OBLIGATIONS

2.1
Participation-Medicare Advantage. As a participant in Plan's Medicare Advantage Network, Provider will render MA Covered Services to MA Members enrolled in Plan's Medicare Advantage Program in accordance with the terms and conditions of the Agreement and this Attachment. Except as set forth in this Attachment, or in the PCS, all terms and conditions of the Agreement will apply to Provider's participation in Plan's Medicare Advantage Program(s). The terms and conditions set forth in this Attachment are limited to the provision of and payment for Health Services provided to MA Members. This Agreement does not apply to any of Plan's Medicare Advantage Private Fee for Service or Medical Savings Account Programs. If Plan contracts with a third party to manage all or any portion of its Medicare Advantage Network, then Provider shall be required to contract separately with such third party to maintain its status as a Participating Provider for such Network(s).

2.1.1
New Programs. Provider acknowledges that Plan has or may develop Medicare Advantage Networks that support certain products, programs or plans with specific participation criteria that may include but are not limited to, quality and/or cost of care metrics. Pursuant to this Agreement, Provider shall be a Participating Provider in any such Network unless Anthem notifies Provider in writing to the contrary. Plan shall notify Provider sixty (60) days in advance of any specific Network participation criteria. Any notice of non-inclusion in any of Plan's Medicare Advantage Network(s) shall be provided in writing sixty (60) days in advance.

2.2
Participation-Out of Area Programs. Pursuant to the Blue Cross and Blue Shield Out of Area Program section of the Agreement, Provider hereby acknowledges and agrees that Provider shall provide MA Covered Services to any person who is covered under another Blue Cross and Blue Shield Plan under the Blue Cross and Blue Shield Association Out of Area Program, a network sharing program developed to support Medicare Advantage Programs.

2.3
Accountability/Oversight. Plan delegates to Provider its responsibility under its Medicare Advantage contract with CMS to provide the services as set forth in this Attachment to MA Members. Plan may revoke this delegation, including, if applicable, the delegated responsibility to meet CMS reporting requirements, and thereby terminate this Attachment if CMS or Plan determine that Provider has not performed satisfactorily. Such revocation shall be consistent with the termination provisions of the Agreement and this Attachment. Performance of Provider shall be monitored by Plan on an ongoing basis as provided for in this Attachment. Provider further acknowledges that Plan shall oversee and is accountable to CMS for the functions and responsibilities described in the Medicare Advantage Regulatory Requirements and ultimately responsible to CMS for the performance of all services. Further, Provider acknowledges that Plan

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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may only delegate such functions and responsibilities in a manner consistent with the standards as set forth in 42 CFR § 422.504(i)(4).

2.4
Accountability/Credentialing. Both parties acknowledge that accountability shall be in a manner consistent with the requirements as set forth in 42 CFR § 422.504(i)(4). Therefore the following are acceptable for purposes of meeting these requirements:

2.4.1
The credentials of medical professionals affiliated with Plan or Provider will be either reviewed by Plan, if applicable; or

2.4.2
The credentialing process will be reviewed and approved by Plan and Plan must audit Provider's credentialing process and/or delegate's credentialing process on an ongoing basis.

2.5
Medicare Provider. Provider must have a provider and/or supplier agreement, whichever is applicable, with CMS to the extent such agreement is required to provide the Covered Services under original Medicare.

ARTICLE III

ACCESS: RECORDS/FACILITIES

3.1
Inspection of Books/Records. Provider acknowledges that Plan, Health and Human Services Department ("HHS"), the Comptroller General, or their designees have the right to timely access to inspect, evaluate and audit any books, contracts, medical records, patient care documentation, and other records of Provider, or his/her/its First Tier, Downstream and Related Entities, including but not limited to subcontractors or transferees involving transactions related to Plan's Medicare Advantage contract through ten (10) years from the final date of the contract period or from the date of the completion of any audit, or for such longer period provided for in 42 CFR § 422.504(e)(4) or other Regulatory Requirements, whichever is later. For the purposes specified in this section, Provider agrees to make available Provider's premises, physical facilities and equipment, records relating to Plan's MA Member, including access to Provider's computer and electronic systems and any additional relevant information that CMS may require. Provider acknowledges that failure to allow HHS, the Comptroller General or their designees the right to timely access under this section can subject Provider to a fifteen thousand dollar ($15,000) penalty for each day of failure to comply.

3.2
Confidentiality. In addition to the confidentiality requirements under the Agreement, each party agrees to abide by all Regulatory Requirements applicable to that party regarding confidentiality and disclosure for mental health records, medical records, other health information, and MA Member information. Provider agrees to maintain records and other information with respect to MA Member in an accurate and timely manner; to ensure timely access by MA Member to the records and information that pertain to him/her; and to safeguard the privacy of any information that identifies a particular MA Member. Information from, or copies of, records may be released only to authorized individual. Provider must ensure that unauthorized individuals cannot gain access to or alter patient records. Original medical records must be released only in accordance with Regulatory Requirements, court orders or subpoenas. Both parties acknowledge that Plan, HHS, the Comptroller General or its designee have the right, pursuant to section 3.1 above, to audit and/or inspect Provider's premises to monitor and ensure compliance with the CMS requirements for maintaining the privacy and security of protected health information ("PHI") and other personally identifiable information ("PII") of MA Member.

ARTICLE IV

ACCESS: BENEFITS AND COVERAGE

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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4.1
Non-Discrimination. Provider shall not deny, limit, or condition the furnishing of Health Services to MA Member of Plan on the basis of any factor that is related to health status, including, but not limited to medical condition; claims experience; receipt of health care; medical history; genetic information; evidence of insurability, including conditions arising out of acts of domestic violence; or disability.

4.2
Direct Access. Provider acknowledges that MA Member may obtain covered mammography screening services and influenza vaccinations from a participating provider without a referral and that MA Member who are women may obtain women's routine and preventive Health Services from a participating women's health specialist without a referral.

4.3
No Cost Sharing. Provider acknowledges that covered influenza vaccines and pneumococcal vaccines are not subject to MA Member Cost Share obligations.

4.4
Timely Access to Care. Provider agrees to provide MA Covered Services consistent with Plan's: (1) standards for timely access to care and member services; (2) policies and procedures that allow for MA Member Medical Necessity determinations; and (3) policies and procedures for Provider's consideration of MA Member input in the establishment of treatment plans.

4.5
Accessibility to Care. A Provider who is a primary care provider, or a gynecologist or obstetrician, shall provide Health Services or make arrangements for the provision of Health Services to MA Member on a twenty-four

(24) hour per day, seven (7) day a week basis to assure availability, adequacy and continuity of care to MA Member. In the event Provider is not one of the foregoing described providers, then Provider shall provide Health Services to MA Member on a twenty-four (24) hour per day, seven (7) day a week basis or at such times as Health Services are typically provided by similar providers to assure availability, adequacy, and continuity of care to MA Member. If Provider is unable to provide Health Services as described in the previous sentence, Provider will arrange for another Participating Provider to cover Provider's patients in Provider's absence.

ARTICLE V

BENEFICIARY PROTECTIONS

5.1
Cultural Competency. Provider shall ensure that MA Covered Services rendered to MA Members, both clinical and non-clinical, are accessible to all MA Members, including those with limited English proficiency or reading skills, with diverse cultural and ethnic backgrounds, the homeless, and MA Members with physical and mental disabilities. Provider must provide information regarding treatment options in a cultural-competent manner, including the option of no treatment. Provider must ensure that MA Members with disabilities have effective communications with participants throughout the health system in making decisions regarding treatment options.

5.2
Health Assessment. Provider acknowledges that Plan has procedures approved by CMS to conduct a health assessment of all new MA Members within ninety (90) days of the effective date of their enrollment. Provider agrees to cooperate with Plan as necessary in performing this initial health assessment.

5.3
Identifying Complex and Serious Medical Condition. Provider acknowledges that Plan has procedures to identify MA Members with complex or serious medical conditions for chronic care improvement initiatives; and to assess those conditions, including medical procedures to diagnose and monitor them on an ongoing basis; and establish and implement a treatment plan appropriate to those conditions, with an adequate number of direct access visits to specialists to accommodate the treatment plan. To the extent applicable, Provider agrees to assist in the development and implementation of the treatment plans and/or chronic care improvement initiatives.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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5.4
Advance Directives. To the extent applicable, Provider shall establish and maintain written policies and procedures to implement MA Members' rights to make decisions concerning their health care, including the provision of written information to all adult MA Members regarding their rights under Regulatory Requirements to make decisions regarding their right to accept or refuse medical treatment and the right to execute an advance medical directive. Provider further agrees to document or oversee the documentation in the MA Members' medical records whether or not the MA Member has an advance directive, that Provider will follow state and federal requirements for advance directives and that Provider will provide for education of his/her/its staff and the community on advance directives.

5.5
Standards of Care. Provider agrees to provide MA Covered Services in a manner consistent with professionally recognized standards of health care.

5.6
Hold Harmless. In addition to the hold harmless provision in the Agreement, Provider agrees that in no event, including but not limited to non-payment by Plan, insolvency of Plan or breach of the Agreement, shall Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against a MA Member or persons other than Plan acting on their behalf for MA Covered Services provided pursuant to this Attachment. This section does not prohibit the collection of supplemental charges or Cost Shares on Plan's behalf made in accordance with the terms of the MA Member's Health Benefit Plan or amounts due for services that have been correctly identified in advance as a non-MA Covered Service, subject to medical coverage criteria, with appropriate disclosure to the MA Member of their financial obligation. This advance notice must be provided in accordance with the CMS regulations for Medicare Advantage organizations. CMS regulations require that a coverage determination be made with a standard denial notice (Notice of Denial of Medical Coverage (or Payment)/CMS-10003) for a non-Covered Service when such Health Service is typically not covered, but could be covered under specific conditions. If prior to rendering the non-Covered Service, Provider obtains, or instructs the MA Member to obtain, a coverage determination of a non-Covered Service(s), the MA Member can be held financially responsible for non-Covered Services. However, if a service or item is never covered by the Plan, such as a statutory exclusion, and the MA Member's Evidence of Coverage ("EOC") clearly specifies that the service or item is never covered, the Provider does not have to seek a coverage determination from Anthem in order to hold the MA Member responsible for the full cost of the service or item. Additional information, related requirements and the process to request a coverage determination can be found in the Provider Guidebook. Both Parties agree that failure to follow the CMS regulations can result in Provider's financial liability.

5.6.1 Dual Eligibles. Provider further agrees that for MA Members who are dual eligible beneficiaries for Medicare and Medicaid, that Provider will ensure he/she/it will not bill the MA Member for Cost Sharing that is not the MA Member's responsibility and such MA Members will not be held liable for Medicare Parts A and B Cost Sharing when the State is liable for the Cost Sharing. In addition, Provider agrees to accept Plan payment as payment in full or Provider should bill the appropriate state source.

5.7
Continuation of Care-Insolvency. Provider agrees that in the event of Plan's insolvency, termination of the CMS contract or other cessation of operations, MA Covered Services to MA Members will continue through the period for which the premium has been paid to Plan, and services to MA Members confined in an inpatient hospital on the date of termination of the CMS contract or on the date of insolvency or other cessation of operations will continue until their discharge.

5.8
Out of Network Referrals and Transfers. In addition to the Cost Effective Care provision in the Agreement, Provider shall seek authorization from Plan prior to referring or transferring an MA Member to a non- Participating Provider. For Plan's HMO Medicare Advantage Network, if a Participating Provider is not accessible or available for a referral or transfer, then Provider shall call Plan for an authorization. If, however, a Participating Provider is accessible and available for a referral or transfer, then Provider shall transfer or refer the MA Member to such Participating Provider. For Plan's PPO MA Members, Provider

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement Medicare Adv.Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - Anthem InsuranceCompanies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	29	1841672798 #1350526454

shall advise the MA Member that an out of network referral is being made, and shall ensure that the MA Member understands and agrees to be financially responsible for any additional costs related to such out of network service.

ARTICLE VI

COMPENSATION AND AUDIT

6.1
Submission and Adjudication of Medicare Advantage Claims. Unless otherwise instructed in the provider manual(s) or Policies applicable to Plan's Medicare Advantage Program, or unless required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within ninety (90) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the ninety (90) day period will not begin until Provider receives notification of primary payor's responsibility.

6.1.1
Provider agrees to provide to Anthem, unless otherwise instructed, at no cost to Anthem, Plan or the MA Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Clean Claims for MA Covered Services. Once Anthem determines Plan has any payment liability, all Clean Claims will be paid in accordance with the terms and conditions of a MA Member's Health Benefit Plan, the PCS, and the provider manual(s).

6.1.2
Provider agrees to submit Claims in a format consistent with industry standards and acceptable to Plan either (a) electronically through electronic data interchange ("EDI"), or (b) if electronic submission is not available, utilizing paper forms as defined by the National Uniform Claim Committee ("NUCC").

6.1.3
If Anthem or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within sixty (60) days, or before the expiration of the ninety (90) day period referenced in section 6.1 above, whichever is longer.

6.2
Prompt Payment. Anthem agrees to make best efforts to pay a majority of Clean Claims for MA Covered Services submitted by or on behalf of MA Members, within forty-five (45) days of receipt by Anthem. Anthem agrees to make best efforts to pay all remaining Clean Claims for MA Covered Services submitted by or on behalf of MA Members, within sixty (60) days of receipt by Anthem. Anthem agrees to make best efforts to pay all non-Clean Claims for MA Covered Services submitted by or on behalf of MA Members within sixty (60) days of receipt by Anthem of the necessary documentation to adjudicate the Clean Claim.

6.3
Audit for Compliance with CMS Guidelines. Notwithstanding any other terms and conditions of the Agreement, Plan has the same rights as CMS, to review and/or Audit and, to the extent necessary recover payments on any claim for MA Covered Services rendered pursuant to this Agreement to insure compliance with CMS Regulatory Requirements.

ARTICLE VII

REPORTING AND DISCLOSURE REQUIREMENTS

7.1
Risk Adjustment Documentation and Coding Reviews and Audits. Provider is required in accordance with 42 CFR § 422.310(e) to submit medical records for MA Members for the purpose of validation of Risk Adjustment Data (as defined below in section 7.2) as requested by Plan. Provider is also required to comply with all other medical record requests from Plan for other governmental (e.g., CMS, Office of Inspector General (OIG)) and/or Plan documentation and coding review and audit activities. Accordingly, Plan, or its designee, shall have the right, as set forth in section 3.4 of the Agreement to obtain copies of such documentation on at least an annual basis or otherwise as Plan may reasonably require. Provider agrees to provide copies of the requested medical records to Plan, or its designee, within fourteen (14) calendar days from Plan's, or its designee's, and/or any Agency's written request, unless sooner required by CMS

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement Medicare Adv.Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - Anthem InsuranceCompanies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	30	1841672798 #1350526454

or such other Agency. Such records shall be provided to Plan, or its designee, or a governmental agency, at no additional cost to Plan, its designee or such Agency. Provider also agrees to participate in education and/or remediation, as required by Plan, based on the outcome of any documentation and coding reviews and/or audits.

7.2
Data Reporting Requirements. Provider shall provide to Plan all information necessary for or requested by Plan to enable Plan to meet its data reporting and submission obligations to CMS, including but not limited to, data necessary to characterize the context and purpose of each encounter between a MA Member and the Provider ("Risk Adjustment Data"), and data necessary for or requested by Plan to enable Plan to meet its reporting obligations under 42 CFR §§ 422.516 and 422.310 or under any subsequent or additional regulatory provisions or CMS guidance. In accordance with CMS Regulatory Requirements, Plan reserves the right to assess Provider for any penalties resulting from Provider's submission of false data.

7.3
Risk Adjustment Data Submission. Provider shall submit all diagnosis data generated in connection with this Agreement by way of filing a Claim with Plan. Where Provider identifies supplemental diagnosis data through retrospective medical chart review or other processes, Provider shall file an amended Claim containing the supplemental diagnosis data. If an amended Claim cannot be filed and Provider wants to submit supplemental diagnosis data, then Provider shall ensure that a Claim (i.e., the associated encounter data record) has already been submitted for the original MA Member/Provider encounter. This Claim must be (i) from the same date of service, (ii) having the same Provider identification number, (iii) with the same MA Member information, and

(iv) containing the same procedural information as the supplemental data identified through the retrospective medical chart review or other processes. Plan requires submission of the original Claim prior to the submission of supplemental data to ensure the two (2) can be linked.

Supplemental diagnosis data shall be submitted in a format specified by Plan. If Provider reasonably determines that a Provider is unable to meet these requirements, then Provider must inform Plan within a reasonable time, but no later than thirty (30) days after receiving knowledge, actual or constructive of such inability, and Plan shall have the right to validate the data by auditing medical records and/or data generation processes, or by requesting additional data and/or documentation from Provider to confirm the acceptability of the data. For purposes of clarity, Provider shall cooperate with any such requests by Plan or on Plan's behalf, as set forth in this Agreement. If Provider identifies data corrections (e.g., prior data submissions not supported in the medical record), then Provider shall promptly inform Plan and submit data corrections to Plan in a format specified by Plan as soon as reasonably possible, but in no event later than thirty (30) days after identifying.

7.4
Risk Adjustment Data. Provider's Risk Adjustment Data shall include all information necessary for or requested by Plan to enable Plan to submit such data to CMS as set forth in 42 CFR § 422.310 or any subsequent or additional regulatory provisions or CMS guidance. If Provider fails to submit accurate, complete, and truthful Risk Adjustment Data in the format described in 42 CFR § 422.310 or any subsequent or additional regulatory provisions or CMS guidance, then this may result in denials and/or delays in payment of Provider's Claims. Plan will make best efforts to work with Provider to resolve Risk Adjustment Data format and/or processing issues.

7.5
Accuracy of Risk Adjustment Data. Risk Adjustment Data submitted by Provider must be accurate, complete, and truthful. By submitting Risk Adjustment Data to Plan, Provider is certifying and attesting to the accuracy, completeness, and truthfulness of such Risk Adjustment Data. If requested by Plan, Provider shall execute such further certifications or attestations as to the accuracy, completeness, and truthfulness of such Risk Adjustment Data as Plan may require.

ARTICLE VIII

QUALITY ASSURANCE/QUALITY IMPROVEMENT REQUIREMENTS

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement Medicare Adv.Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - Anthem InsuranceCompanies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	31	1841672798 #1350526454

8.1
Independent Quality Review Organization. Provider agrees to comply and cooperate with an independent quality review and improvement organization's activities pertaining to the provision of MA Covered Services for MA Member.

8.2
Compliance with Plan Medical Management Programs. Provider agrees to comply with Plan's medical policies, quality improvement and performance improvement programs, and medical management programs to the extent provided to or otherwise made available to Provider in advance.

8.3
Consulting with Participating Providers. Plan agrees to consult with Participating Providers regarding its medical policies, quality improvement program and medical management programs and ensure that practice guidelines and utilization management guidelines: (1) are based on reasonable medical evidence or a consensus of health care professionals in the particular field; (2) consider the needs of the enrolled population;

(3) are developed in consultation with participating physicians; (4) are reviewed and updated periodically; and

(5) are communicated to providers and, as appropriate, to MA Member. Plan also agrees to ensure that decisions with respect to utilization management, MA Member education, coverage of Health Services, and other areas in which the guidelines apply are consistent with the guidelines.

ARTICLE IX

COMPLIANCE

9.1
Compliance: Medicare Laws/Regulations. Provider agrees to comply, and to require any of his/her/its subcontractors to comply, with all applicable Medicare Regulatory Requirements and CMS instructions. Further, Provider agrees that any MA Covered Services provided by Provider or his/her/its subcontractors to or on the behalf of Plan's MA Member will be consistent with and will comply with Plan's Medicare Advantage contractual obligations.

9.2
Compliance: Exclusion from Federal Health Care Program. Provider may not employ, or subcontract with an individual, or have persons with ownership or control interests, who have been convicted of criminal offenses related to their involvement in Medicaid, Medicare, or social services programs under Title XX of the Social Security Act, and thus have been excluded from participation in any federal health care program under §§1128 or 1128A of the Act (or with an entity that employs or contracts with such an individual) for the provision of any of the following: healthcare, utilization review, medical social work, or administrative services.

9.3
Compliance: Appeals/Grievances. Provider agrees to comply with Plan's policies and procedures in performing his/her/its responsibilities under the Agreement. Provider specifically agrees to comply with Medicare Regulatory Requirements regarding MA Member appeals and grievances and to cooperate with Plan in meeting its obligations regarding MA Member appeals, grievances and expedited appeals, including the gathering and forwarding of information in a timely manner and compliance with appeals decisions.

9.4
Compliance: Policy and Procedures. Provider agrees to comply with Plan's policy and procedures in performing his/her/its responsibilities under the Agreement and this Attachment including any supplementary documents that pertain to Plan's Medicare Advantage Program such as the provider manual(s).

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement Medicare Adv.Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - Anthem InsuranceCompanies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	32	1841672798 #1350526454

9.5
Illegal Remunerations. Both parties specifically represent and warrant that activities to be performed under this Agreement are not considered illegal remunerations (including kickbacks, bribes or rebates) as defined in 42 USCA § 1320(a)-7b.

9.6
Compliance: Training, Education and Communications. In accordance with CMS requirements, Provider agrees and certifies that it, as well as its employees, subcontractors, Downstream Entities, Related Entities and agents who provide services to or for Plan's Medicare Advantage and/or Part D MA Members or to or for Plan itself shall conduct general compliance and fraud, waste and abuse training, education and/or communications annually or as otherwise required by Regulatory Requirements, and must be made a part of the orientation for a new employee, new First Tier Entities, Downstream Entities, or Related Entities, and for all new appointments of a chief executive, manager, or governing body member who performs leadership and/or oversight over the service provided under the Agreement. Provider or its subcontractors or Downstream Entities shall ensure that their general compliance and fraud, waste and abuse training and education is comparable to the elements, set forth in Anthem's Standards of Ethical Business Conduct and shall provide documentation to demonstrate compliance prior to execution of the Agreement and annually thereafter. In addition, Provider is responsible for documenting applicable employee's, subcontractor's, Downstream Entity's, Related Entity's and/or agent's attendance and completion of such training on an annual basis. Provider shall provide such documentation to Plan and as required to support a Plan or CMS audit. If necessary and upon request, Plan or its designee can make such compliance training, education and lines of communication available to Provider in either electronic, paper or other reasonable medium.

6.3 Federal Funds. Provider acknowledges that payments Provider receives from Plan to provide MA Covered Services to MA Members are, in whole or part, from federal funds. Therefore, Provider and any of his/her/its subcontractors are subject to certain Regulatory Requirements that are applicable to Members and entities receiving federal funds, which may include but is not limited to, Title VI of the Civil Rights Act of 1964 as implemented by 45 CFR Part 84; the Age Discrimination Act of 1975 as implemented by 45 CFR Part 91; the Americans with Disabilities Act; lobbying restrictions as implemented by 45 CFR Part 93 and 31 USC 1352 and any other regulations applicable to recipients of federal funds.

ARTICLE X

MARKETING

10.1 Approval of Materials. Both parties agree to comply, and to require any of his/her/its subcontractors to comply, with all applicable Regulatory Requirements, CMS instructions, and marketing activities under this Agreement, including but not limited to, the Medicare Marketing Guidelines for Medicare Managed Care Plans and any requirements for CMS prior approval of materials. Any printed materials, including but not limited to letters to Plan MA Members, brochures, advertisements, telemarketing scripts, packaging prepared or produced by Provider or any of his/her/its subcontractors pursuant to this Agreement must be submitted to Plan for review and approval at each planning stage (i.e., creative, copy, mechanicals, blue lines, etc.) to assure compliance with Regulatory Requirements, and Blue Cross/Blue Shield Association guidelines. Plan agrees its approval will not be unreasonably withheld or delayed.

ARTICLE XI

TERMINATION

11.1
Notice Upon Termination. If Plan decides to terminate this Attachment, Plan shall give Provider written notice, to the extent required under CMS regulations, of the reasons for the action, including, if relevant, the standards and the profiling data the organization used to evaluate Provider and the numbers and mix of Participating Providers Plan needs. Such written notice shall also set forth Provider's right to appeal the action and the process and timing for requesting a hearing.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement Medicare Adv.Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - Anthem InsuranceCompanies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	33	1841672798 #1350526454

11.2
Effect of Termination. Following termination of this Attachment, the remainder of the Agreement shall continue in full force and effect, if applicable. In addition, upon termination of this Attachment but subject to the Continuation of Care provision(s) and applicable Regulatory Requirements, any references to services, reimbursement, or participation in Networks related to the Medicare Advantage Program are hereby terminated in full and shall have no further force and effect.

11.3
Termination Without Cause. Either party may terminate this Attachment without cause by giving at least one hundred twenty (120) days prior written notice of termination to the other party.

ARTICLE XII

GENERAL PROVISIONS

12.1
Inconsistencies. In the event of an inconsistency between terms of this Attachment and the terms and conditions as set forth in the Agreement, the terms and conditions of this Attachment shall govern. Except as set forth herein, all other terms and conditions of the Agreement remain in full force and effect.

12.2
Interpret According to Medicare Laws. Provider and Plan intend that the terms of the Agreement and this Attachment as they relate to the provision of MA Covered Services under the Medicare Advantage Program shall be interpreted in a manner consistent with applicable requirements under Medicare Regulatory Requirements.

12.3
Subcontractors. In addition to the Use of Subcontractors provision of the Agreement, Provider agrees that if Provider enters into subcontracts to perform services under the terms of this Attachment, Provider's subcontracts shall include: (1) an agreement by the subcontractor to comply with all of Provider's obligations in the Agreement and this Attachment; (2) a prompt payment provision as negotiated by Provider and the subcontractor; (3) a provision setting forth the term of the subcontract (preferably one (1) year or longer); and

(4) dated signatures of all the parties to the subcontract.

12.4
Delegated Activities. If Plan has delegated activities to Provider, then Plan will provide the following information to Provider and Provider shall provide such information to any of its subcontracted entities:

12.4.1
A list of delegated activities and reporting responsibilities;

12.4.2
Arrangements for the revocation of delegated activities;
12.4.3
Notification that the performance of the contracted and subcontracted entities will be monitored by Plan;

12.4.4
Notification that the credentialing process must be approved and monitored by Plan; and

12.4.5
Notification that all contracted and subcontracted entities must comply with all applicable Medicare Regulatory Requirements and CMS instructions.

12.5
Delegation of Provider Selection. In addition to the responsibilities for delegated activities as set forth herein, to the extent that Plan has delegated selection of providers, contractors, or subcontractor to Provider, Plan retains the right to approve, suspend, or terminate any such arrangement.

12.6
Survival of Attachment. Provider further agrees that: (1) the hold harmless and continuation of care sections shall survive the termination of this Attachment or disenrollment of the MA Member; and (2) these provisions supersede any oral or written contrary agreement now existing or hereafter entered into between Provider and an MA Member or persons acting on their behalf that relates to liability for payment for, or continuation of, MA Covered Services provided under the terms and conditions of these clauses.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement Medicare Adv.Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - Anthem InsuranceCompanies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	34	1841672798 #1350526454

12.7
Attachment Amendment. Notwithstanding the Amendment provision in the Agreement, this Attachment shall be automatically modified to conform to required changes to Regulatory Requirements related to Medicare Advantage Programs without the necessity of executing written amendments. For amendments not required by Regulatory Requirements related to Medicare Advantage Programs, Anthem shall make a good faith effort to provide notice to Provider at least thirty (30) days in advance of the effective date of the amendment.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement Medicare Adv.Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - Anthem InsuranceCompanies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	35	1841672798 #1350526454

PLAN COMPENSATION SCHEDULE ("PCS")

I.
DEFINITIONS

The definitions set forth below shall apply with respect to all of the terms outlined in this PCS. Terms not otherwise defined in this PCS and defined elsewhere in the Agreement shall carry the meanings set forth in the Agreement.

"Anthem Medicaid Fee Schedule(s)/Rate(s)/Methodologies" means the Anthem Rate(s) that is a proprietary rate that is based on the applicable state Medicaid Fee Schedule(s)/Rate(s)/Methodologies, which could be enhanced by additional Covered Services included in the Government Contract.

"Anthem Medicare Advantage Rate" shall mean the Anthem Rate that is used for Medicare Advantage.

"Capitation" means the amount paid by Anthem to a provider or management services organization on a per member per month basis for either specific services or the total cost of care for Covered Services.

"Case Rate" means the all-inclusive Anthem Rate for an entire admission or one outpatient encounter for Covered Services.

"Coded Service Identifier(s)" means a listing of descriptive terms and identifying codes, updated from time to time by CMS or other industry source, for reporting Health Services on the CMS 1500 or CMS 1450/UB-04 claim form or its successor as applicable based on the services provided. The codes include but are not limited to, American Medical Association Current Procedural Terminology ("CPT®-4"), CMS Healthcare Common Procedure Coding System ("HCPCS"), International Classification of Diseases, 10th Revision ("ICD- 10"), National Uniform Billing Committee ("Revenue Code") and National Drug Code ("NDC") or their successors.

"Diagnosis-Related Group" ("DRG") means Diagnosis Related Group or its successor as established by CMS or other grouper, including but not limited to, a state mandated grouper or other industry standard grouper.

"DRG Rate" means the all-inclusive dollar amount which is multiplied by the appropriate DRG Weight to determine the Anthem Rate for Covered Services.

"DRG Weight" means the weight applicable to the specific DRG methodology set forth in this PCS, including but not limited to, CMS DRG weights as published in the Federal Register, state agency weights, or other industry standard weights.

"Eligible Charges" means those Provider Charges that meet Anthem's conditions and requirements for a Health Service to be eligible for reimbursement. These conditions and requirements include but are not limited to: Member program eligibility, Provider program eligibility, benefit coverage, authorization requirements, provider manual specifications, Anthem administrative, clinical and reimbursement policies and methodologies, code editing logic, coordination of benefits, Regulatory Requirements, and this Agreement. Eligible Charges do not include Provider Charges for any items or services that Provider receives and/or provides free of charge.

"Emergency Condition" means a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, with an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in serious jeopardy to the health of the individual, or in the case of a pregnant woman, the health of the woman or her unborn child; serious impairment to bodily functions; or serious dysfunction of any bodily organ or part.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement PCS © 2022 July - Anthem Insurance Companies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	36	1841672798 #1350526454

"Emergency Services" means those Covered Services furnished by a provider qualified to furnish emergency services, and which are needed to evaluate or treat an Emergency Condition.

"Encounter Data" means Claim information and any additional information submitted by a provider under capitated or risk-sharing arrangements for Health Services rendered to Members.

"Encounter Rate" means the Anthem Rate that is all-inclusive of professional, technical and facility charges including evaluation and management, pharmaceuticals, routine surgical and therapeutic procedures, and diagnostic testing (including laboratory and radiology) capable of being performed on site.

"Fee Schedule(s)" means the complete listing of Anthem Rate(s) for specific services that is payment for each unit of service allowed based on applicable Coded Service Identifier(s) for Covered Services.

"Global Case Rate" means the all-inclusive Anthem Rate which includes facility, professional and physician services for specific Coded Service Identifier(s) for Covered Services.

"Inpatient Services" means Covered Services provided by a facility to a Member who is admitted and treated as a registered inpatient, is assigned a licensed bed within the facility, remains assigned to such bed and for whom a room and board charge is made.

"Outpatient Services" means Covered Services provided by a facility to a Member who is admitted and treated as a registered outpatient within the facility.

"Percentage Rate" means the Anthem Rate that is a percentage of Eligible Charges billed by a provider for Covered Services.

"Per Diem Rate" means the Anthem Rate that is the all-inclusive fixed payment for Covered Services rendered on a single date of service.

"Per Hour Rate" means the Anthem Rate that is payment based on an increment of time for Covered Services.

"Per Relative Value Unit" ("RVU") means the Anthem Rate for each unit of service based on the CMS, State Agency or other (e.g., American Society of Anesthesiologists (ASA)) defined Relative Value Unit (RVU).

"Per Service Rate" means the Anthem Rate that is payment for each service allowed based on applicable Coded Service Identifier(s) for Covered Services.

"Per Unit Rate" means the Anthem Rate that is payment for each unit of service allowed based on applicable Coded Service Identifier(s) for Covered Services.

"Per Visit Rate" means the Anthem Rate that is the all-inclusive fixed payment for one encounter for Covered Services.

"Provider Charges" means the regular, uniform rate or price Provider determines and submits to Anthem as charges for Health Services provided to Members. Such Provider Charges shall be no greater than the rate or price Provider submits to any person or other health care benefit payor for the same Health Services provided, regardless of whether Provider agrees with such person or other payor to accept a different rate or price as payment in full for such services.

"State Medicaid Rate(s)/Fee Schedule(s)/Methodologies" means the Anthem Rate for the applicable state Medicaid Rate(s) /Fee Schedule(s)/Methodologies in effect on the date of service for the provider type(s)/service(s) identified herein for the applicable Medicaid Program(s).

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement PCS © 2022 July - Anthem Insurance Companies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	37	1841672798 #1350526454

II.
GENERAL PROVISIONS

Billing Form and Claims Reporting Requirements. Provider shall submit all Claims on a CMS 1500 or CMS 1450/UB-04 claim form or its successor form(s) as applicable based on the Health Services provided in accordance with Policies or applicable Regulatory Requirements. Provider shall report all Health Services in accordance with the Coded Service Identifier(s) reporting guidelines and instructions using HIPAA compliant billing codes. In addition, Plan shall not pay any Claim(s) nor accept any Encounter Data submitted using non-compliant codes. Plan audits that result in identification of Health Services that are not reported in accordance with the Coded Service Identifier(s) guidelines and instructions, will be subject to recovery through remittance adjustment or other recovery action as may be set forth in the provider manual(s).

Claim Submissions for Pharmaceuticals. Each Claim submitted for a pharmaceutical product must include standard Coded Service Identifier(s), a National Drug Code ("NDC") number of the covered medication, a description of the product, and dosage and units administered. Unless otherwise required under Regulatory Requirements, Plan shall not reimburse for any pharmaceuticals that are not administered to the Member and/or deemed contaminated and/or considered waste.

Coding Updates. Coded Service Identifier(s) used to define specific rates are updated from time to time to reflect new, deleted or replacement codes. Anthem shall use commercially reasonable efforts to update all applicable Coded Service Identifiers within sixty (60) days of release by CMS or other applicable authority. When billing codes are updated, Provider is required to use appropriate replacement codes for Claims for Covered Services, regardless of whether this Agreement has been amended to reflect changes to standard billing codes. If Provider bills a revised code prior to the effective date of the revised code, the Claim will be rejected or denied and Provider shall resubmit Claim with correct code. In addition, Claims with codes which have been deleted will be rejected or denied.

Coding Software. Updates to Anthem's Claims processing filters, code editing software, pricers, and any edits related thereto, as a result of changes in Coded Service Identifier(s) reporting guidelines and instructions, shall take place automatically and do not require any notice, disclosure or amendment to Provider.

Modifiers. All appropriate modifiers must be submitted in accordance with Regulatory Requirements, industry standard billing guidelines and Policies. If appropriate modifiers are not submitted, Claims may be rejected or denied.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement PCS © 2022 July - Anthem Insurance Companies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	38	1841672798 #1350526454

New/Expanded Service or New/Expanded Technology. In accordance with the Scope/Change in Status section of the Agreement, as of the Effective Date of this Agreement, any New/Expanded Service or New/Expanded Technology (defined below) is not reimbursable under this Agreement. Notwithstanding the foregoing, Provider may submit the following documentation to Anthem at least sixty (60) days prior to the implementation of any New/Expanded Service or New/Expanded Technology for consideration as a reimbursable service: (1) a description of the New/Expanded Service or New/Expanded Technology; (2) Provider's proposed charge for the New/Expanded Service or New/Expanded Technology; (3) such other reasonable data and information required by Anthem to evaluate the New/Expanded Service or New/Expanded Technology. In addition, Anthem may also need to obtain approval from applicable Agency prior to Anthem making determination that New/Expanded Service or New/Expanded Technology can be considered a reimbursable service. If Anthem agrees that the New/Expanded Service or New/Expanded Technology may be reimbursable under this Agreement, then Anthem shall notify Provider, and both parties agree to negotiate in good faith, a new Anthem Rate for the New/Expanded Service or New/Expanded Technology within sixty (60) days of Anthem's notice to Provider. If the parties are unable to reach an agreement on a new Anthem Rate for the New/Expanded Service or New/Expanded Technology before the end of the sixty (60) day period, then such New/Expanded Service or New/Expanded Technology shall not be reimbursed by Anthem, and the Payment in Full and Hold Harmless provision of this Agreement shall apply.

a.
"New/Expanded Service" shall be defined as a Health Service: (a) that Provider was not providing to Members as of the Effective Date of this Agreement and; (b) for which there is not a specific Anthem Rate as set forth in this PCS.

b.
"New/Expanded Technology" shall be defined as a technological advancement in the delivery of a Covered Service which results in a material increase to the cost of such service. New/Expanded Technology shall not include a new device, or implant that merely represents a new model or an improved model of a device or implant used in connection with a service provided by Provider as of the Effective Date of this Agreement.

Non-Priced Codes for Covered Services. Anthem reserves the right to establish a rate for codes that are not priced in this PCS or in the Fee Schedule(s), including but not limited to, Not Otherwise Classified Codes ("NOC"), Not Otherwise Specified ("NOS"), Miscellaneous, Individual Consideration Codes ("IC"), and By Report ("BR") (collectively "Non-Priced Codes"). Anthem shall only reimburse Non-Priced Codes for Covered Services in the following situations: (i) the Non-Priced Code does not have a published dollar amount on the then current applicable Plan, State or CMS Fee Schedule, (ii) the Non-Priced Code has a zero dollar amount listed, or (iii) the Non-Priced Code requires manual pricing. In such situations, such Non-Priced Code shall be reimbursed at a rate established by Anthem for such Covered Service. Notwithstanding the foregoing, Anthem shall not price Non-Priced Codes that are not Covered Services under the Members Health Benefit Plan. Anthem may require the submission of medical records, invoices, or other documentation for Claims payment consideration.

Reimbursement for Anthem Rate Based on Eligible Charges. Notwithstanding any reimbursement amount set forth herein, Provider shall only be allowed to receive such reimbursement if such reimbursement is for an Eligible Charge. In addition, if Provider reimbursement is under one or more of the following methodologies: Capitation, Case Rate, DRG Rate, Encounter Rate, Global Case Rate, Per Diem Rate, Per Relative Value Unit (RVU), and Per Visit Rate, then individual services billed shall not be reimbursed separately, unless otherwise specified in Article IV of this PCS.

Reimbursement for Subcontractors. Plan shall not be liable for any reimbursement in addition to the applicable Anthem Rate as a result of Provider's use of a subcontractor. Provider shall be solely responsible to pay subcontractors for any Health Services, and shall via written contract, contractually prohibit such subcontractors from billing, collecting or attempting to collect from Anthem, Plan or Members. Notwithstanding the foregoing, if Anthem has a direct contract with the subcontractor, the direct contract shall prevail over this Agreement and the subcontractor shall bill Anthem under the direct contract for any

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement PCS © 2022 July - Anthem Insurance Companies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	39	1841672798 #1350526454

subcontracted services, with the exception of nursing services provided for Home Infusion Therapy, or unless otherwise agreed to by the parties.

Tax Assessment and Penalties. The Anthem Rates in this Agreement include all sales and use taxes and other taxes on Provider revenue, gross earnings, profits, income and other taxes, charges or assessments of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed against or collectible by Provider with respect to Covered Services, unless otherwise required by Agency pursuant to Regulatory Requirements. Neither Provider nor Plan shall add any amount to or deduct any amount from the Anthem Rates, whether on account of taxes, assessments, tax penalties or tax exemptions.

Updates to Anthem Rate(s) Based on External Sources. Unless otherwise required by Regulatory Requirements, and notwithstanding any proprietary fee schedule(s)/rate(s)/methodologies, Anthem shall use commercially reasonable efforts to update the Anthem Rate(s) based on External Sources, which include but are not limited to, i) CMS Medicare fee schedule(s)/rate(s)/methodologies; ii) Medicaid or State Agency fee schedule(s)/rate(s)/methodologies; iii), vendor fee schedule(s)/rate(s)/methodologies; or iv) or any other entity's published fee schedule(s)/rate(s)/methodologies ("External Sources") no later than sixty (60) days after Anthem's receipt of the final fee schedule(s)/rate(s)/methodologies change from such External Sources, or on the effective date of such final fee schedule(s)/rate(s)/methodologies change, whichever is later. The effective date of such final fee schedule(s)/rate(s)/methodologies change shall be the effective date of the change as published by External Sources. Claims processed prior to the implementation of the new Anthem Rate(s) in Anthem's payment system shall not be reprocessed, however, if reprocessing is required by Regulatory Requirements, and such reprocessing could result in a potential under and/or over payment to a Provider, then Plan may reconcile the Claim adjustments to determine the remaining amount Provider owes Plan, or that Plan owes to Provider. Any resultant overpayment recoveries (i.e. Provider owes Plan) shall occur automatically without advance notification to Provider. Unless otherwise required by Regulatory Requirements, Anthem shall not be responsible for interest payments that may be the result of a late notification by External Sources to Anthem of fee schedule(s)/rate(s)/methodologies change.

III.
PROVIDER TYPE

"Specialty Physician Group" means one or more licensed or certified medical practitioners who have specialized education, training or experience in accordance with the Regulatory Requirements of the state in which Health Services are rendered.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

"Specialty Provider Group (Non-MD or DO)" means one or more licensed or certified medical practitioner who has specialized education, training or experience in accordance with the Regulatory Requirements of the state in which Health Services are rendered.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

IV.
SPECIFIC REIMBURSEMENT TERMS

For Covered Services provided by or on behalf of Provider to a Member who is enrolled in a product and/or program that is supported by a Network designated in this Agreement, Provider agrees to accept as the Anthem Rate, the lesser of Eligible Charges or the compensation as set forth below.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement PCS © 2022 July - Anthem Insurance Companies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	40	1841672798 #1350526454

Reimbursement Rates
CPT Code & Description	Rate per Visit - 2023	Rate per Visit - 1/1/2024 to 12/31/2025
Commercial
99422 NON-FACE TO FACE NEW & ESTABLISHED URGENT/ACUTE VISIT	[**]	[**]
99423-GQ ASYNCHRONOUS NEW & ESTABLISHED DERM VISIT	[**]	[**]
99213-GT OFFICE/OUTPATIENT VISIT EST - PSYCH	[**]	[**]
99204 OFFICE/OUTPATIENT VISIT NEW - PSYCH	[**]	[**]
99204-GQ OFFICE/OUTPATIENT VISIT NEW - SLEEP SPEC	[**]	[**]
99214-GT OFFICE/OUTPATIENT VISIT EST - PSYCH	[**]	[**]
99214 OFFICE/OUTPATIENT VISIT EST - SLEEP SPEC	[**]	[**]
95806 SLEEP STUDY UNATT & RESP EFFT	[**]	[**]
90834 BH THERAPY -MIDLEVEL	[**]	[**]
90834 BH THERAPY -MD/PHD	[**]	[**]
0488T DIABETES PREVENTION PROGRAM - 0488T 5% weight loss - 0488T after 1st visit with Provider - 0488T after 4th visit with Provider - 0488T after 8th visit with Provider	[**]	[**]

MUSCULOSKELETAL SERVICES 98975

-
Milestone 1 - 1st visit with Provider-Tech Kit & Marketing Engagement services
-
Milestone 2 - 3 exercises modules with digital platform & unlimited chat with PT coach Platform
-
Milestone 3 – 6exercise modules with the digital platform & unlimited chat with PT coach

97161

	Milestone 1 - [**] Milestone 2 & 3 - [**]	Milestone 1 - [**] Milestone 2 & 3 - [**]
Medicare Advantage
99422 NON-FACE TO FACE NEW & ESTABLISHED URGENT/ACUTE VISIT	[**]	[**]
90834 BH THERAPY -MIDLEVEL	[**]	[**]
90834 BH THERAPY -MD/PHD	[**]	[**]
99213-GT OFFICE/OUTPATIENT VISIT EST - PSYCH	[**]	[**]
99204 OFFICE/OUTPATIENT VISIT NEW - PSYCH	[**]	[**]

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

*The Anthem Rate for acute care/urgent care services (currently defined as CPT 99422 but includes any successor code) will be reviewed for a potential rate/visit change , beginning March 1, 2024. The review of the Anthem Rate for acute care/urgent care services will be done March 1, 2024, through April 30, 2024, for an effective date of a potential rate/visit change commencing January 1, 2025. The review will consider a variety of factors, including market conditions, to determine any mutually agreed upon change to the Anthem Rate for acute care/urgent care services as defined above. Any change as in the Anthem Rate, a result of the review, will be subject to mutual consent. If by June 1, 2024, the parties cannot agree to a change, the Anthem Rate will increase to [**]per visit effective January 1, 2025.

Provider Access Fee

In consideration of the payment of Access Fees (as set forth below), Provider shall provide, and ensure that Members gain prioritized access to Covered Services provided by Participating Providers via Live Health Online, a web-based communications system (“Platform”). Specifically, Provider shall ensure that Participating Providers provide, the following services:

1.1
Availability of Participating Providers. Provider shall make available its Participating Providers to Anthem in order to provide Covered Services to Members on the Platform on a 24/7/365 basis during the term of this Agreement.
1.2
Qualifications of Participating Providers. Throughout the term of this Agreement, all Participating Providers will be: (i) licensed in the state in which the patient receiving Covered Services is located; (ii) certified by one or more of the American Board of Medical Specialties (ABMS) or the AOA in Internal Medicine, Family Medicine, Pediatrics, Emergency Medicine, or other specialties as may be agreed upon by the parties; (iii) maintain levels of medical malpractice insurance as required by law to provide Covered Services; (iv) credentialed in accordance with NCQA’s CR1-8 standards, including verification of the Participating Provider’s licensure, board certification, malpractice history, controlled substances registration, disciplinary actions, education, work history, Medicare provider status, and other criteria as may be agreed upon from time to time by the parties, (v) hold any state or federal registrations necessary to issue prescriptions; and (vi) trained in the provision of professional medical services in an online setting.
1.3
Standards and Requirements. Throughout the term of this Agreement, Provider shall require Participating Providers to: (i) provide Covered Services in a manner consistent with all accepted standards of professional practice; (ii) adhere to all ethical standards and requirements, local, state and federal laws and regulations; (iii) adhere to all terms of use applicable to use of the Platform; (iv) dress professionally and be located in a physical environment conducive to an effective, private conversation when providing the Covered Services; and (v) maintain access to a supported computer and web browser, a high-speed internet connection (DSL, cable modem, T1) and web camera, all in accordance with the Platform’s requirements.

Anthem will pay an annual access fee to the Provider for each calendar year of the term of this Agreement in the amounts set forth below. These payments shall be paid annually in advance on the dates set forth below.

Year	Payment Date	Payment Amount

2023	December 15, 2022	[**]

2024	December 15, 2023	[**]
2025	December 15, 2024	[**]

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

In addition to timely access requirements of the BCC Health Plan, which may be in this Agreement, the provider manual, or Policies the following requirements shall apply. In the event of a conflict, the strictest requirement shall apply.

Provider Access Requirements

Provider agrees to provide monthly and quarterly supporting reporting for all provider access requirements, subject to audit by Anthem.

Urgent care/acute care Visits:

•
[**] of services under [**]wait (not including requested Providers), for Commercial and Medicare Advantage, calculated separately
•
Average wait time to equal [**]or less for Commercial and Medicare Advantage, calculated separately
•
Member drop off percentages: no more than [**]of total connections for Commercial and Medicare Advantage after [**] of wait time

Provider access requirements will be reported monthly by the Provider to Anthem. If any of the Provider access requirements are not met for two consecutive months, Provider will credit a [**] reduction in the provider access fee on a pro-rated monthly basis which will be applied to the following Dec 15th access fee payment. For Year 2024, the Penalty will be reimbursed to Health Plan, if no Fee is scheduled to be paid December 2024.

Example: If 3 (three) requirements are missed two months in a row for the year, it would be [**]= Penalty

Example: If 1 (one) requirement are missed two months in a row for the year, it would be [**]= Penalty

Behavioral Health Visits:

Provider satisfaction measure: Provider will maintain a patient rated score of their satisfaction with the terapist, or Psychologist for therapy, and Psychiatrist for medical Visits at a minimum score of [**]

Unless otherwise mutually agreed to beyond the initial term, the parties hereto agree that all Provider access fees in place for the previous calendar year of the Agreement shall apply with respect to subsequent one (1) year renewals.

For clarity and notwithstanding anything set forth herein, the parties hereto agree that it shall not constitute a breach of the Agreement to the extent that Provider does not meet the Urgent care/acute care Visits Provider access requirements and Behavioral Health Visit Provider access requirements set forth above. Instead, if Provider is unable to meet those obligations on a monthly or quarterly basis, the parties will meet and Provider shall present a plan designed to meet these obligations on a going forward basis.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

CO STATE SPECIFIC PROVISIONS

This is a Participation Attachment to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

The provisions in this State Specific Provisions Attachment shall replace the similarly-titled provisions in the Agreement. Notwithstanding the foregoing, there may be other provisions in this State Specific Provisions Attachment that are not set forth in the Agreement, but which shall apply for this state. If there is a conflict between the terms of this State Specific Provisions Attachment and the terms of the Agreement (outside of this State Specific Provisions Attachment), the terms of this State Specific Provisions Attachment shall govern.

These provisions are specific to the state of Colorado and are required either by Plan, by statute, or by regulation.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	44	1841672798 #1350526454

ARTICLE II

SERVICES/OBLIGATIONS

2.7
Recoupment/Offset/Adjustment for Overpayments. Anthem shall be entitled to offset and recoup an amount equal to any overpayments or improper payments made by Anthem to Provider against any payments due and payable by Anthem to Provider with respect to any Health Benefit Plan under this Agreement. Provider shall voluntarily refund all duplicate or erroneous Claim payments regardless of the cause, including, but not limited to, payments for Claims where the Claim was miscoded, non-compliant with industry standards, or otherwise billed in error, whether or not the billing error was fraudulent, abusive or wasteful. Upon determination by Anthem that any recoupment, improper payment, or overpayment is due from Provider, Provider must refund the amount to Anthem within thirty (30) days of when Anthem notifies Provider. If such reimbursement is not received by Anthem within the thirty (30) days following the date of such notice, Anthem shall be entitled to offset such overpayment against any Claims payments due and payable by Anthem to Provider under any Health Benefit Plan in accordance with Regulatory Requirements. In such event, Provider agrees that all future Claim payments applied to satisfy Provider's repayment obligation shall be deemed to have been paid in full for all purposes, including section 2.6.1. Should Provider disagree with any determination by Plan that Provider has received an overpayment, Provider shall have the right to appeal such determination under Anthem's procedures set forth in the provider manual, and such appeal shall not suspend Anthem's right to recoup the overpayment amount during the appeal process unless suspension of the right to recoup is otherwise required by Regulatory Requirements. Anthem reserves the right to employ a third party collection agency in the event of non-payment. Nothing in this section shall be construed to limit Provider's rights pursuant to Plan's procedures for provider-carrier dispute resolution. For Claims not subject to Colorado state law, as amended from time to time, Plan may adjust such Claims, provided such erroneous payment has been identified and notice of the error has been provided to Provider.

2.8
Use of Subcontractors. Provider and Plan may fulfill some of their duties under this Agreement through subcontractors. For purposes of this provision, subcontractors shall include, but are not limited to, vendors and non-Participating Providers that provide supplies, equipment, staffing, and other services to Members at the request of, under the supervision of, and/or at the place of business of Provider. Provider shall provide Anthem with thirty (30) days prior notice of any Health Services subcontractors with which Provider may contract to perform Provider's duties and obligations under this Agreement, and Provider shall remain responsible to Plan for the compliance of his/her/its subcontractors with the terms and conditions of this Agreement as applicable, including, but not limited to, the Payment in Full and Hold Harmless provisions herein. Provider shall require such subcontractors to abide by the terms and conditions of this Agreement, and all applicable policies, procedures, and manuals.

2.9
Compliance with Provider Manual(s) and Policies, Programs and Procedures. Provider and all subcontractors performing services under this Agreement, agree to cooperate and comply with, Anthem provider manual(s), and all other policies, programs and procedures (collectively "Policies") established and implemented by Plan applicable to the Network(s) in which Provider participates. Anthem or its designees may modify the provider manual(s) and its Policies by making a good faith effort to provide notice to Provider at least thirty (30) days in advance of the effective date of material modifications thereto. Provider agrees to communicate those changes to all applicable subcontractors.

ARTICLE VII

DISPUTE RESOLUTION AND ARBITRATION

7.1 Dispute Resolution. All disputes between Anthem and Provider arising out of or related in any manner to this Agreement shall be resolved using the dispute resolution and arbitration procedures as set forth below. Provider shall exhaust any other applicable provider appeal/provider dispute resolution procedures under this Agreement and any applicable exhaustion requirements imposed by Regulatory Requirements as a condition precedent to Provider's right to pursue the dispute resolution and arbitration procedures as set

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	45	1841672798 #1350526454

forth below. In the resolution of any dispute, there shall be available those remedies at law, in equity, and including injunctive relief.

7.1.1 In order to invoke the dispute resolution procedures in this Agreement, a party first shall send to the other party a written demand letter that contains a detailed description of the dispute and all relevant underlying facts, a detailed description of the amount(s) in dispute and how they have been calculated and any other information that the Anthem provider manual(s) may require Provider to submit with respect to such dispute. If the total amount in dispute as set forth in the demand letter is less than two hundred thousand dollars ($200,000), exclusive of interest, costs, and attorneys' fees, then within twenty (20) days following the date on which the receiving party receives the demand letter, representatives of each party's choosing shall meet to discuss the dispute in person or telephonically in an effort to resolve the dispute. If the total amount in dispute as set forth in the demand letter is two hundred thousand dollars ($200,000) or more, exclusive of interest, costs, and attorneys' fees, then within ninety (90) days following the date of the demand letter, the parties shall engage in non-binding mediation in an effort to resolve the dispute unless both parties agree in writing to waive the mediation requirement. The parties shall mutually agree upon a mediator, and failing to do so, Judicial Arbitration and Mediation Services ("JAMS") shall be authorized to appoint a mediator.

ARTICLE VIII

TERM AND TERMINATION

8.2 Termination Without Cause. Either party may terminate this Agreement without cause at any time by giving at least ninety (90) days prior written notice of termination to the other party. Notwithstanding the foregoing, should a Participation Attachment(s) contain a longer without cause termination period, the Agreement shall continue in effect only for such applicable Participation Attachment(s) until the termination without cause notice period in the applicable Participation Attachment(s) ends.

ARTICLE IX

GENERAL PROVISIONS

9.1 Amendment. Except as otherwise provided for in this Agreement or as otherwise required by CRS 25-37-101, Anthem retains the right to amend this Agreement, the Anthem Rate, any attachments or addenda by making a good faith effort to provide notice to Provider at least ninety (90) days in advance of the effective date of the amendment. Except to the extent that Anthem determines an amendment is necessary to effectuate Regulatory Requirements, if Provider objects to the amendment prior to its effective date, then Provider has the right to terminate this Agreement, and such termination shall take effect on the later of the amendment effective date identified by Anthem or ninety (90) days from the date Provider has provided notice of his/her/its intention to terminate the Agreement pursuant to this section. Failure of Provider to provide such notice to Anthem within the time frames described herein will constitute acceptance of the amendment by Provider. Notwithstanding anything herein, and where permitted by Regulatory Requirements, any other amendment to this Agreement may be accomplished upon thirty (30) days written notice to Provider.

9.3
Scope/Change in Status.

9.3.1
Anthem and Provider agree that this Agreement applies to Health Services rendered by Provider at the Provider's location(s) on file with Anthem. Anthem may, in its discretion, limit this Agreement to Provider's locations, operations, business or corporate form, status or structure in existence on the Effective Date of this Agreement and prior to the occurrence of any of the events set forth in subsections 9.3.1.1 – 9.3.1.5. Unless otherwise required by Regulatory Requirements, Provider shall provide at least ninety (90) days prior written notice of any such event.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	46	1841672798 #1350526454

9.3.1.1
Provider (a) sells, transfers or conveys his/her/its business or any substantial portion of his/her/its business assets to another entity through any manner including but not limited to a stock, real estate or asset transaction or other type of transfer; (b) is otherwise acquired or controlled by any other entity through any manner, including but not limited to purchase, merger, consolidation, alliance, joint venture, partnership, association, or expansion; or

9.3.1.2
Provider transfers control of his/her/its management or operations to any third party, including Provider entering into a management contract with a physician practice management company or with another entity which does not manage Provider as of the Effective Date of this Agreement, or there is a subsequent change in control of Provider's current management company; or

9.3.1.3
Provider acquires or controls any other medical practice, facility, service, beds or entity; or

9.3.1.4
Provider changes his/her/its locations, business or operations, corporate form or status, or tax identification number; or

9.3.1.5
Provider creates or otherwise operates a licensed health maintenance organization or commercial health plan (whether such creation or operation is direct or through a Provider affiliate).

9.3.2
Notwithstanding the termination provisions of Article VIII, and without limiting any of Anthem's rights as set forth elsewhere in this Agreement, Anthem shall have the right to terminate this Agreement by giving at least sixty (60) days written notice to Provider if Anthem determines, that as a result of any of the transactions listed in subsection 9.3.1, Provider cannot satisfactorily perform the obligations hereunder, or cannot comply with one or more of the terms and conditions of this Agreement, including but not limited to the confidentiality provisions herein; or Anthem elects in its reasonable business discretion not to do business with Provider, the successor entity or new management company, as a result of one or more of the events as set forth in subsection 9.3.1.

9.3.3
Provider shall provide Anthem with thirty (30) days prior written notice of:

9.3.3.1
Addition or removal of individual provider(s) who are employed or subcontracted with Provider, if applicable. Any new individual providers must meet Plan's credentialing requirements or other applicable standards of participation prior to being designated as a Participating Provider; or

9.3.3.2
A change in mailing address or similar demographic information.

9.3.4
If Provider is acquired by, acquires or merges with another entity, and such entity already has an agreement with Anthem, Anthem will determine in its sole discretion which Agreement will prevail.

9.5 Entire Agreement. This Agreement, exhibits, attachments, appendices, and amendments hereto, and the provider manual(s), together with any items incorporated herein by reference, constitute the entire understanding between the parties and supersedes all prior oral or written agreements between them with respect to the matters provided for herein. If there is an inconsistency between any of the provisions of this Agreement and the provider manual(s), then this Agreement shall govern. In addition, if there is an inconsistency between the terms of this Agreement and the terms provided in any attachment to this Agreement, then the terms provided in that attachment shall govern. The summary disclosure form is for

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	47	1841672798 #1350526454

informational purposes only, is not an attachment to this Agreement and does not constitute a term and condition of this Agreement.

9.13 Waiver. Neither the waiver by either of the parties of a breach of any of the provisions of this Agreement, nor the failure of either of the parties, on one or more occasion, to enforce any of the provisions of this Agreement, shall thereafter be construed as a waiver of any subsequent breach of any of the provisions of this Agreement.

9.13.1 Waiver of Law. This Agreement shall not require as a condition of contracting that Provider waive or forego any right or benefit to which the Provider may be entitled. [Required by 25-37-109]

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	48	1841672798 #1350526454

PROVIDER NETWORKS ATTACHMENT

Provider shall be designated as a Participating Provider in the following Networks on the later of: 1) the Effective Date of this Agreement or; 2) as determined by Plan in its sole discretion, the date Provider has met applicable credentialing requirements, standards of participation and accreditation requirements:

Commercial lines of business:

Health Benefit Plans in which Members have access to a network of providers and receive an enhanced level of benefits when they obtain Covered Services from Participating Providers regardless of product licensure status or funding source. Provider participates in Networks which support such Health Benefit Plans including but not limited to the following:

•
HMO (includes group HMO and POS products such as: HMOC, Blue Priority, Pathway HMO, Pathway Essentials)
•
Indemnity/Traditional/Standard (includes indemnity/traditional/standard products such as: Indemnity)
•
PPO (includes PPO, EPO and CDHP products such as: PPO, Blue Priority, Pathway PPO/EPO, Pathway Essentials)

Government Programs:

Health Benefit Plans issued pursuant to an agreement between Plan and Agency in which Members have access to a network of providers and receive an enhanced level of benefits when they obtain Covered Services from Participating Providers regardless of product licensure status. Provider participates in the following Networks which support such Health Benefit Plans:

•
Medicare HMO (includes group HMO and POS products such as: Medicare Advantage HMO)
•
Medicare PPO (includes PPO products such as: Medicare Advantage PPO)

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	49	1841672798 #1350526454

COMMERCIAL BUSINESS PARTICIPATION

ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD

PROVIDER AGREEMENT

ARTICLE I

DEFINITIONS

"Clean Claim" unless, otherwise set forth in the Health Benefit Plan, shall have the meaning set forth in 10- 16-106.5(2), C.R.S. and related regulations, as amended from time to time.

"Material Change" means a change to this Attachment for Commercial Business, including any referenced document incorporated herein, that decreases the health care provider's payment or compensation, changes the administrative procedures in a way that may reasonably be expected to significantly increase the provider's administrative expense, replaces the maximum allowable cost list used with a new and different maximum allowable cost list by a person or entity for reimbursement of generic prescription drug claims, or adds a new category of coverage. A Material Change does not include:

(a)
a decrease in payment or compensation resulting solely from a change in a published fee schedule upon which payment or compensation is based and the date of the applicability is clearly identified in the Agreement.

(b)
a decrease in payment or compensation resulting from a change in the fee schedule specified in the Agreement for pharmacy services such as a change in a fee schedule based on average wholesale price or maximum allowable cost.

(c)
a decrease in payment or compensation that was anticipated under the terms of the Agreement and where the amount and date of applicability of the decrease is clearly identified herein;

(d)
an administrative change that may significantly increase the provider's administrative expense, the specific applicability of which is clearly identified herein;

(e)
changes to an existing prior authorization, precertification, notification, or referral program that do not substantially increase the provider's administrative expense; or

(f)
changes to an edit program or to specific edits; however, the health care provider shall be provided notice of the changes pursuant to Regulatory Requirements and the notice shall include information sufficient for the health care provider to determine the effect of the change.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

ColoradoProvider Agreement Commercial Attachment © 2022 Mar - RockyMountain Hospital and Medical Services,Inc. © 2022 Mar - HMOColorado, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	50	1841672798 #1350526454

ARTICLE II

SERVICES/OBLIGATIONS

2.1.2 Provider agrees to participate in Anthem's exchange network(s) set forth on the Provider Networks Attachment, which may support both products or programs offered by Anthem through state-based, regional or federal health insurance exchanges ("Exchanges") established by the Patient Protection and Affordable Care Act and products or programs offered by Anthem outside of Exchanges. Provider acknowledges and understands that products or programs offered through or outside of the Exchanges may differ, and that such products or programs are subject to Regulatory Requirements. Provider agrees to abide by all Regulatory Requirements of the Exchanges as they exist and as they may be amended or changed from time to time. Should Anthem change the name of the exchange network(s) set forth on the Provider Networks Attachment, it shall notify Provider.

2.3
Submission and Adjudication of Commercial Business Claims. Unless otherwise instructed, or required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within ninety (90) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the ninety (90) day period will not begin until Provider receives notification of primary payor's responsibility.

2.3.1
Provider agrees to provide to Anthem, unless otherwise instructed, at no cost to Anthem, Plan or the Commercial Business Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Clean Claims for Commercial Business Covered Services. Once Anthem determines Plan has any payment liability, all Clean Claims will be paid in accordance with the terms and conditions of a Commercial Business Member's Health Benefit Plan, the PCS, and the provider manual(s).

2.3.2
Provider agrees to submit Claims in a format consistent with industry standards and acceptable to Plan either (a) electronically through electronic data interchange ("EDI"), or (b) if electronic submission is not available, utilizing paper forms as defined by the National Uniform Claim Committee ("NUCC"), the National Uniform Billing Committee ("NUBC"), or as otherwise set forth in the PCS.

2.3.3
If Anthem or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within thirty (30) days. Failure to provide Anthem or Plan with the required information may result in the Claim being denied.

2.3.4
In no event, shall Provider bill, collect, or attempt to collect payment from the Commercial Business Member for Claims Plan receives after the applicable period(s) as set forth in section 2.3 above, regardless of whether Plan pays such Claims.

2.3.5
In all events, however, Provider shall only look for payment (except for applicable Cost Shares or other obligations of Commercial Business Members) from, and shall only have a cause of action against the Plan that provides the Health Benefit Plan for the Commercial Business Member for Commercial Business Covered Services rendered.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

ColoradoProvider Agreement Commercial Attachment © 2022 Mar - RockyMountain Hospital and Medical Services,Inc. © 2022 Mar - HMOColorado, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	51	1841672798 #1350526454

2.4
Plan Payment Time Frames. Anthem, Plan or their designee and Provider, where required by Regulatory Requirements or the Health Benefit Plan, shall comply with the requirements of the Colorado prompt payment legislation, as may be applicable, for payment of Clean Claims for Commercial Business Covered Services. Such payment shall be made within thirty (30) days following receipt of a properly completed and submitted Clean Claim if submitted electronically and forty-five (45) days if submitted by hard copy. In the event additional information is required to appropriately process the Claim, Anthem will request such information within thirty (30) days of receipt of the Claim. Failure of Provider to provide the information requested within thirty (30) days of receipt of the request shall be grounds for denial of the Claim. In the event the Colorado prompt payment legislation is not applicable, Anthem shall require Plans or their designees to use commercially reasonable efforts to make payment or arrange for payment for all Clean Claims for Commercial Business Covered Services submitted by Provider within the time frames set forth in this section 2.4.

2.8
Adjustment Requests for Commercial Business Members. In addition to the Adjustment Requests provision in the Agreement, if Provider believes a Claim has been improperly adjudicated for a Commercial Business Covered Service for which Provider timely submitted a Claim to Plan or its designee, Provider must submit a Claim Action Request Form ("CARF") or make a request for an adjustment with Plan or its designees within twelve (12) months from the date of Plan's payment or explanation of payment, unless otherwise set forth in the provider manual. The request must be submitted in accordance with Plan's CARF or payment inquiry process. Requests for CARF or adjustments submitted after this date may be denied for payment, and Provider will not be permitted to bill Anthem, Plan, or the Commercial Business Member for those services for which payment was denied.

2.9
Prior Authorization. Consistent with utilization management, or unless otherwise set forth by Regulatory Requirements or the Health Benefit Plan, when a Plan requires prior authorization for a Commercial Business Covered Service, the provider who recommends or orders such Commercial Business Covered Service shall have sole responsibility for obtaining the required authorization, and not the Commercial Business Member. If a reduction in or denial of payment is imposed for failure of Provider to comply with Plan's utilization management, as set forth in the provider manual(s), Provider agrees that Anthem, Plan, and Commercial Business Member are not responsible for the amount of such reduction or denial.

2.10
Standing Referrals. Consistent with utilization management, or unless otherwise set forth by Regulatory Requirements or the Health Benefit Plan, Commercial Business Member shall be allowed to receive a standing referral, as defined in CRS 10-16-102 (64), for Medically Necessary treatment, to a specialist or specialized treatment center who is a Participating Provider. The primary care physician for the Commercial Business Member, in consultation with the specialist and Commercial Business Member, shall determine that the Commercial Business Member needs ongoing care from the specialist in order to make the standing referral. A time period for the standing referral, not to exceed one (1) year unless authorized by Plan, shall be determined by the primary care physician in consultation with the specialist or specialized treatment center. The specialist or specialized treatment center shall refer the Commercial Business Member back to the primary care physician for primary care. Treatment provided by the specialist or specialized treatment center must comply with all provisions of the Commercial Business Member's Health Benefit Plan. The primary care physician shall record the reason, diagnosis or treatment plan necessitating the standing referral.

2.11
Office Closure. Provider may close office to new patients upon sixty (60) days written notice to Anthem. The notice shall state the reason(s) for closing the office to new patients. "New Patients" shall mean patients who have not been seen by Provider in the three (3) years prior to the date notice is provided to Anthem. Changing category of coverage or changing from one provider or entity to another does not make a patient a "new patient".

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

ColoradoProvider Agreement Commercial Attachment © 2022 Mar - RockyMountain Hospital and Medical Services,Inc. © 2022 Mar - HMOColorado, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	52	1841672798 #1350526454

2.12
Recoupment/Offset/Adjustment for Overpayments for Commercial Business Members. For Claims subject to CRS 10-16-704 (4.5), as amended from time to time, Plan may adjust such Claims within twelve (12) months from the date of the original explanation of benefits which included the erroneous or duplicate payment. Plan may retroactively adjust Claims based on coordination of benefits with federally funded health plans, including Medicare and Medicaid within three (3) years of the date of service. Plan shall not retroactively adjust Claims based on eligibility if Provider received verification of eligibility within two (2) business days prior to providing a Commercial Business Covered Service. For Claims not subject to Colorado state law, as amended from time to time, Plan may adjust such Claims, provided such erroneous payment has been identified and notice of the error has been provided to Provider.

2.13
Provider Discussions. Provider shall not be prohibited from, and thus shall not be terminated, denied or otherwise have its participation or tiering in one or more of Anthem's provider networks conditioned, as a result of, expressing disagreement with Anthem's decision to deny or limit benefits to a Commercial Business Member because Provider assists the Commercial Business Member to seek reconsideration of Anthem's decision or because Provider discusses with a current, former, or prospective patient any aspect of the patient's medical condition, any proposed treatments or treatment alternatives, whether covered by the Health Benefit Plan or not, policy provisions of Health Benefit Plan, or Provider's personal recommendation regarding selection of a health plan based on the Provider's personal knowledge of the health needs of the patient. Provider shall not be prohibited from, and thus shall not be terminated, denied or otherwise have its participation or tiering in one or more of Anthem's provider networks conditioned, as a result of, doing any of the following in good faith: (i) communicating with a public official or other person concerning public policy issues related to health care items or services, (ii) filing a complaint, making a report or comments to an appropriate governmental body regarding actions, policies or practices of Anthem that Provider believes might negatively affect the quality of or access to, patient care, (iii) providing testimony, evidence, opinion, or any other public activity in any forum concerning a violation or possible violation of the provisions of this Section 2.13, (iv) reporting what Provider believes to be a violation of law to an appropriate authority, or (v) participating in any investigation into a violation or possible violation of any provision of this Section 2.13. Notwithstanding the forgoing, nothing in this Section 2.13 shall permit Provider, and Provider is prohibited, from making, publishing, disseminating, or circulating directly or indirectly or aiding, abetting, or encouraging the making, publishing, disseminating, or circulating of any oral or written statement or any pamphlet, circular, article, or literature that is false or maliciously critical of Anthem and calculated to injure Anthem. Furthermore nothing in this Section 2.13 shall prohibit Anthem from (i) terminating this Agreement because Provider materially misrepresents the provisions, terms, or requirements of Anthem's Health Benefit Plans, or (ii) terminating this Agreement without cause pursuant to the provisions of this Agreement.

2.13.1 Provider shall not be subjected to financial disincentives by Anthem based on the number of referrals made to Participating Providers in a Commercial Business Member's Health Benefit Plan for Commercial Business Covered Services, so long as Provider adheres to Anthem's utilization review policies and procedures.

2.14
Member Satisfaction Survey/Feedback – Pain Treatment. Anthem shall not take an adverse action against Provider or provide financial incentives or subject Provider to financial disincentives based solely on a Member satisfaction survey or other method of obtaining Member feedback relating to the Member's satisfaction with pain treatment.

ARTICLE III

TERMINATION

3.1
Termination-Commercial Business Attachment and/or Network(s). At any time either party may terminate, without cause, Provider's participation in one or more Commercial Network(s) designated on the Provider Networks Attachment, or this Attachment by giving at least ninety (90) days prior written notice of

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

ColoradoProvider Agreement Commercial Attachment © 2022 Mar - RockyMountain Hospital and Medical Services,Inc. © 2022 Mar - HMOColorado, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	53	1841672798 #1350526454

termination to the other party. Following any termination as described herein, the remainder of the Agreement shall remain in full force and effect, if applicable. This provision shall not apply to Provider's participation in Anthem's Indemnity/Standard/Traditional products, unless Provider only participates in such products.
3.2
Commercial Business Continuation of Care Upon Termination. In addition to the Continuation of Care Upon Termination provision in the Agreement, and unless otherwise required by Regulatory Requirements, Provider shall, upon termination of the Agreement for reasons other than the grounds set forth in the "Immediate Termination" section of the Agreement, continue to provide and be compensated for Commercial Business Covered Services to Commercial Business Members under the terms and conditions of the Agreement for sixty (60) days after the effective date of such termination. In either event, notwithstanding the foregoing, any Commercial Business Covered Services that are part of the global charge for the Health Services which caused an admission for such Health Services shall continue to be rendered and subject to the global charge in accordance with the Agreement, even though the Commercial Business Member has been discharged from Provider. In addition, Provider agrees to accept payment under the Agreement for those Commercial Business Members receiving outpatient treatment at the time of termination of the Agreement for which payment for such outpatient treatment was contemplated pursuant to a financial arrangement that constitutes a prepayment arrangement. So long as this Agreement in effect and notwithstanding subsection 3.3.2, if a Commercial Business Member's coverage is terminated for any reason other than nonpayment of premium, fraud, or abuse, Provider shall continue to provide and be compensated for Commercial Business Covered Services to Commercial Business Members under the terms and conditions of the Commercial Business Members' Health Benefit Plans and the Agreement until such Commercial Business Members are discharged from Provider. For purposes of this section, "discharge" shall mean the Commercial Business Member's physical release from Provider.

3.3
Survival. The provisions of this Attachment set forth below shall survive termination or expiration of the Agreement:

3.3.1
Any provisions required in order to comply with Regulatory Requirements; and

3.3.2
Commercial Business Continuation of Care Upon Termination.

ARTICLE IV

GENERAL PROVISIONS

4.1 This provision intentionally left blank.

4.3 Material Change. Anthem reserves the right to amend its policies and procedures (incorporated by reference herein) for Commercial Business by providing Provider with a written description of the Material Change at least ninety (90) days prior to the date that the Material Change becomes effective (the "Notice Period") on a form entitled "Notice of Material Change to Contract." The date that Anthem sends the material change notice by U.S. mail shall be referred to as the "Notice Date," and it shall mark the beginning of the Notice Period.

If the Provider does not object to this Material Change, in the manner described below, the Material Change will become effective at the end of the Notice Period. However, if Provider objects to the Material Change, Provider may terminate this Agreement rather than complying with the Material Change terms.

If the Provider objects in writing to the Material Change within fifteen (15) days and there is no resolution of the objection either party may terminate the contract upon written notice of termination provided to the other party not later than sixty (60) days before the effective date of the Material Change.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

ColoradoProvider Agreement Commercial Attachment © 2022 Mar - RockyMountain Hospital and Medical Services,Inc. © 2022 Mar - HMOColorado, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	54	1841672798 #1350526454

If Provider gives Anthem notice of Provider's intent to terminate the Agreement, as described above, Anthem has the right to notify Provider that Anthem will not implement the Material Change as to Provider. If Anthem chooses to exercise this option, its notice to Provider must be in writing and given within sixty (60) days of the Notice Date. If Anthem gives Provider this notice, then this Agreement will not terminate, and the Material Change will not be applied to Provider.

If a change to the contract is administrative only and is not a Material Change, the change shall be effective upon at least fifteen (15) days' notice to the Provider. All other notices shall be provided pursuant to the contract.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

ColoradoProvider Agreement Commercial Attachment © 2022 Mar - RockyMountain Hospital and Medical Services,Inc. © 2022 Mar - HMOColorado, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	55	1841672798 #1350526454

PLAN COMPENSATION SCHEDULE ("PCS")

I. DEFINITIONS

"Emergency Condition" means a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, with an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in (1) serious jeopardy to the health of the individual (or unborn child); (2) serious impairment to bodily functions; or (3) serious dysfunction of any bodily organ or part.

"Emergency Services" means those services necessary to screen for, diagnose or stabilize an Emergency Condition. Anthem shall compensate Provider for Emergency Services, if at all, according to the Member's Health Benefit Plan.

III.
PROVIDER TYPE

Specialty Physician Group Obligations. Provider will use his or her best efforts to require any non-participating Network health care provider to whom a Member is referred to abide by the terms of this Agreement. Provider must provide for the availability of emergency services twenty-four (24) hours, seven (7) days a week and to arrange for coverage by another provider when absent from his or her practice and, if such covering health care provider is not a Participating Provider, to use Provider's best efforts to cause such covering health care provider to abide by the terms of this Agreement.

Unless Anthem explicitly agrees otherwise, Provider acknowledges he or she is a Participating Provider at ALL locations and under ALL tax identification numbers. Furthermore, Provider agrees to notify Anthem in writing of each separate tax identification number under which Provider received compensation.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Anthem will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

Specialty Provider Group (Non-MD or DO) Obligations. Provider will use his or her best efforts to require any non-participating Network health care provider to whom a Member is referred to abide by the terms of this Agreement. Provider must provide for the availability of emergency services twenty-four (24) hours, seven (7) days a week and to arrange for coverage by another provider when absent from his or her practice and, if such covering health care provider is not a Participating Provider, to use Provider's best efforts to cause such covering health care provider to abide by the terms of this Agreement.

Unless Anthem explicitly agrees otherwise, Provider acknowledges he or she is a Participating Provider at ALL locations and under ALL tax identification numbers. Furthermore, Provider agrees to notify Anthem in writing of each separate tax identification number under which Provider received compensation.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Anthem will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

ColoradoProvider Agreement PCS © 2022 July - RockyMountain Hospital and Medical Services, Inc. © 2022 July - HMOColorado, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	56	1841672798 #1350526454

IV.
SPECIFIC REIMBURSEMENT TERMS COMMERCIAL BUSINESS

Allowances for Injectable/Infusible/Oral Drugs, Vaccines and Radiopharmaceutical Agents. Plan shall automatically update its allowance for injectable/infusible/oral drugs, vaccines and radiopharmaceutical agents on a quarterly basis in accordance with the quarterly updates made by CMS to its drug pricing file or any other external or internal source as set forth in this PCS. Retroactive adjustments made by CMS to its drug pricing file shall be inapplicable to Anthem's fee allowances and payment responsibility.

Out-of-Network Compensation. Except for Government Programs, if Provider renders services to a Member who accesses a Network in which Provider does not participate, Provider will receive compensation as follows:

Plan shall compensate Provider for Emergency Services rendered to a Member based on the applicable Indemnity/Traditional/Standard Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share.

Except for Emergency Services, if the Member's Health Benefit Plan requires authorization by the Plan or a Provider for out of Network Covered Services in order for the Member to have the highest level of benefits, and such authorization has been given, then Plan shall compensate Provider for such authorized Covered Services based on the applicable Participating Provider ("Indemnity/Traditional/Standard") Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share. Except for Emergency Services, if the Member's Health Benefit Plan does not have out-of-network benefits unless authorized by the Plan or Provider, Plan shall have no liability for Health Services rendered without such authorization. In that event, Provider shall bill the Member for Health Services rendered.

Except for Emergency Services, if the Member's Health Benefit Plan has out-of-network benefits without authorization being required by the Plan or Provider, and no authorization has been given, then Plan will compensate Provider for Covered Services based on the Anthem Rate established for the Network and/or product that supports the Member's Health Benefit Plan. For example, if the Member's access is supported by PPO Network, compensation is based on the applicable Anthem Rate for the PPO Network. Provider shall only bill for the applicable Cost Share as well as any amount designated as the Member's responsibility on the Provider payment voucher (or other written notice of explanation of payment). In no event shall payment from Plan and the Member exceed Provider's Charge for such Covered Services.

MEDICARE ADVANTAGE

For MA Covered Services provided by or on behalf of Provider to a Medicare Advantage Member, Provider agrees to accept, as the Anthem Medicare Advantage Rate, the lesser of Eligible Charges or a Fee Schedule based on one hundred percent (100%) of the CMS Medicare fee schedules.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

ColoradoProvider Agreement PCS © 2022 July - RockyMountain Hospital and Medical Services, Inc. © 2022 July - HMOColorado, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	57	1841672798 #1350526454

When determining the Anthem Medicare Advantage Rate, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The Anthem Medicare Advantage Rate shall not include any bonus payment or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Anthem notifies Provider otherwise, in the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

ColoradoProvider Agreement PCS © 2022 July - RockyMountain Hospital and Medical Services, Inc. © 2022 July - HMOColorado, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	58	1841672798 #1350526454

STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

CT STATE SPECIFIC PROVISIONS

This is a Participation Attachment to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

The provisions in this State Specific Provisions Attachment shall replace the similarly-titled provisions in the Agreement. Notwithstanding the foregoing, there may be other provisions in this State Specific Provisions Attachment that are not set forth in the Agreement, but which shall apply for this state. If there is a conflict between the terms of this State Specific Provisions Attachment and the terms of the Agreement (outside of this State Specific Provisions Attachment), the terms of this State Specific Provisions Attachment shall govern

The following provisions shall apply to all Health Benefit Plans issued in the State of Connecticut, unless otherwise set forth by statute or regulation unless otherwise indicated in this Agreement.

ARTICLE I

DEFINITIONS

"Plan" means Anthem, an Affiliate, and/or an Other Payor, as applicable.

ARTICLE II

SERVICES/OBLIGATIONS

2.6
Payment in Full and Hold Harmless.

2.6.1
Provider agrees to accept as payment in full, in all circumstances, the applicable Anthem Rate whether such payment is in the form of a Cost Share, a payment by Plan, or a payment by another source, such as through coordination of benefits or subrogation. Provider shall bill, collect, and accept compensation for Cost Shares. Provider agrees to make reasonable efforts to verify Cost Shares prior to billing for such Cost Shares. In no event shall Plan be obligated to pay Provider or any person acting on behalf of Provider for services that are not Covered Services, or any amounts in excess of the Anthem Rate less Cost Shares or payment by another source, as set forth above. Consistent with the foregoing, Provider agrees to accept the Anthem Rate as payment in full if the Member has not yet satisfied his/her deductible.

2.6.2
Except as expressly permitted under Regulatory Requirements, Provider agrees that in no event, including but not limited to, nonpayment by applicable Plan, insolvency of applicable Plan, breach of this Agreement, or Claim payment denials or adjustment requests or recoupments based on miscoding or other billing errors of any type, whether or not fraudulent or abusive, shall Provider, or any person acting on behalf of Provider, bill, charge, collect a deposit from, seek compensation from, or have any other recourse against a Member, or a person legally acting on the Member's behalf, for Covered Services provided pursuant to this Agreement. In the event of nonpayment and/or insolvency of a Plan that is not underwritten by Anthem or an Affiliate, Provider further agrees that it shall not seek compensation from or have any other recourse against Anthem or an Affiliate. Notwithstanding the foregoing, Provider may collect reimbursement from the Member for the following:

2.6.2.1
Cost Shares, if applicable;

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	59	1841672798 #1350526454

2.6.2.2
Health Services that are not Covered Services. However, Provider may seek payment for a Health Service that is not Medically Necessary or is experimental/investigational only if Provider obtains a written waiver that meets the following criteria:

a)
The waiver notifies the Member that the Health Service is likely to be deemed not Medically Necessary, or experimental/investigational;
b)
The waiver notifies the Member of the Health Service being provided and the date(s) of service;

c)
The waiver notifies the Member of the approximate cost of the Health Service;

d)
The waiver is signed by the Member, or a person legally acting on the Member's behalf, prior to receipt of the Health Service.

2.6.2.3
Any reduction in or denial of payment as a result of the Member's failure to comply with his/her Health Benefit Plan, except when Provider has been designated by Anthem to comply with utilization management for the Health Services provided by Provider to the Member.

2.6.2.4
Provider acknowledges, that pursuant to section 20-7f, it is an unfair trade practice in violation of chapter 735a for any health care provider to request payment from a subscriber or an enrollee, other than a coinsurance, copayment, deductible or other out- of-pocket expense, for covered medical or emergency services or facility fees, as defined in section 19a-508c, or surprise bills; or to report to a credit reporting agency an enrollee's failure to pay a bill for such services when a health care center has primary responsibility for payment of such services, fees or bills.

2.6.2.5
Provider also acknowledges, that pursuant to section 38a-477g, in the event of a health carrier or intermediary insolvency or other cessation of operations, the participating provider's obligation to deliver covered health care services to covered persons without requesting payment from a covered person other than a coinsurance, copayment, deductible or other out-of-pocket expense for such services will continue until the earlier of (i) the termination of the covered person's coverage under the network plan, including any extension of coverage provided under the contract terms or applicable state or federal law for covered persons who are in an active course of treatment, as set forth in subdivision (2) of subsection (g) of section 38a-472f, or are totally disabled, or (ii) the date the contract between the health carrier and the participating provider would have terminated if the health carrier or intermediary had remained in operation, including any extension of coverage required under applicable state or federal law for covered persons who are in an active course of treatment or are totally disabled.

2.8
Use of Subcontractors. Subject to the terms and conditions of section 9.2 of this Agreement, Provider and Plan may fulfill some of their duties under this Agreement through subcontractors. For purposes of this provision, subcontractors shall include, but are not limited to, vendors and non-Participating Providers that provide supplies, equipment, staffing, and other services to Members at the request of, under the supervision of, and/or at the place of business of Provider. Provider shall provide Anthem with thirty (30) days prior notice of any Health Services subcontractors with which Provider may contract to perform Provider's duties and obligations under this Agreement, and Provider shall remain responsible to Plan for the compliance of his/her/its subcontractors with the terms and conditions of this Agreement as applicable, including, but not limited to, the Payment in Full and Hold Harmless provisions herein.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	60	1841672798 #1350526454

2.9
Compliance with Provider Manual(s) and Policies, Programs and Procedures. Provider agrees to cooperate, and comply with, Anthem's provider manual(s), and all other policies, programs and procedures (collectively "Policies") established and implemented by Plan applicable to the Network(s) in which Provider participates. Notwithstanding any other provision in this Agreement to the contrary, or as otherwise required by Regulatory Requirements, Anthem and Provider agree that Anthem shall have the right to modify the provider manual(s), and communicate Policies to Provider via electronic means, including e-mail and the Internet. Anthem shall provide no less than ninety (90) days' notice of a "Material Change" to the provider manual(s) and Policies. For purposes hereof, a "Material Change" shall be considered a change that alters the rights of a party hereunder or significantly alters a party's performance requirements or obligations hereunder. Provider may object in writing to any proposed "Material Change" within thirty (30) days following receipt of notice. Failure to object in writing shall constitute Provider's acceptance thereof. If Provider objects to a proposed change prior to its effective date, the proposed change shall still be effective with respect to the Provider, but Anthem and Provider shall discuss the terms of the change to attempt to reach a mutually acceptable resolution.

ARTICLE III
CONFIDENTIALITY/RECORDS

3.1 Proprietary and Confidential Information. Except as otherwise provided herein, all information and material provided by either party in contemplation of or in connection with this Agreement remains proprietary and confidential to the disclosing party. This Agreement, including but not limited to the Anthem Rates, is Anthem's proprietary and confidential information. Neither party shall disclose any information proprietary or confidential to the other, or use such information or material except: (1) as otherwise set forth in this Agreement; (2) as may be required to perform obligations hereunder; (3) as required to deliver Health Services or administer a Health Benefit Plan; (4) to Plan or its designees; (5) upon the express written consent of the parties; or (6) as required or allowed by Regulatory Requirements. Notwithstanding the foregoing, either party may disclose such information to its legal advisors, lenders and business advisors, provided that such legal advisors, lenders and business advisors agree to maintain confidentiality of such information. Provider and Anthem shall each have a system in place that meets all applicable Regulatory Requirements to protect all records and all other documents relating to this Agreement which are deemed confidential by law. Any disclosure or transfer of proprietary or confidential information by Provider or Anthem will be in accordance with applicable Regulatory Requirements. Provider shall immediately notify Anthem if Provider is required to disclose any proprietary or confidential information at the request of an Agency or pursuant to any federal or state freedom of information act request.

3.3 Network Provider/Patient Discussions. Notwithstanding any other provision in this Agreement and regardless of any benefit or coverage exclusions or limitations associated with a Health Benefit Plan, Provider shall not be prohibited from discussing fully with a Member any issues related to the Member's health including recommended treatments, treatment alternatives, treatment risks and the consequences of any benefit coverage or payment decisions made by Plan or any other party. Plan shall not refuse to allow or to continue the participation of any otherwise eligible provider, or refuse to compensate Provider in connection with services rendered, solely because Provider has in good faith communicated with one or more of his/her/its current, former or prospective patients regarding the provisions, terms or requirements of a Health Benefit Plan as they relate to the health needs of such patient. In addition, nothing in this Agreement shall be construed to create any financial incentive for Provider to withhold Covered Services.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	61	1841672798 #1350526454

ARTICLE VIII

TERM AND TERMINATION

8.1
Term of Agreement. This Agreement shall commence at 12:01 AM on the Effective Date for a term of one (1) year, and shall continue automatically in effect thereafter for consecutive one (1) year terms unless otherwise terminated as provided herein.

8.1.1
Term of Agreement if Provider is licensed and located in the State of Rhode Island. This provision replaces section 8.1, if Provider is licensed and located in the State of Rhode Island. This Agreement shall commence on the Effective Date and shall remain in effect until December 31st of the year in which the Effective Date occurs ("Initial Term"), subject to the termination provisions as specified in this Agreement. Thereafter, this Agreement shall automatically renew for an additional twelve (12) consecutive month term, and shall renew from year to year thereafter each January 1st, subject to the termination provisions as specified in this Agreement, unless Anthem provides Provider with written notice of its intention not to extend the term of the Agreement at least ninety (90) days prior to the end of the Initial Term or any subsequent term.

8.2
Termination Without Cause. Either party may terminate this Agreement without cause at any time by giving at least one hundred twenty (120) days prior written notice of termination to the other party. Notwithstanding the foregoing, should a Participation Attachment contain a longer without cause termination period, the Agreement shall continue in effect only for such applicable Participation Attachment until the termination without cause notice period in the applicable Participation Attachment ends.

8.2.1
Termination Without Cause if Provider is licensed and located in the State of Rhode Island. Notwithstanding anything in "Termination Without Cause" section 8.2 to the contrary, if Provider is licensed and located in the State of Rhode Island, Anthem may not terminate this Agreement without cause.

8.9
Rhode Island Licensed Clinicians Only. Provider may appeal any decision made by Anthem that results in the suspension or termination of this Agreement or of Provider's status as a Participating Provider, except any decision by Anthem not to renew this Agreement at the end of the Initial term or any subsequent term. Such appeal shall be in accordance with the appeal procedure attached hereto as Rhode Island Appendix 1 and shall be subject to the following:

a
Anthem shall notify Provider in writing of Anthem's proposed action, or immediate action pursuant to paragraph (c) hereof, including the reason(s) for such action;

b
the appeal, if requested, shall be completed prior to the implementation of any proposed action(s); and

c
when Anthem has reason to suspect that there is immediate danger to a Member, Anthem shall notify the Rhode Island Director of Health immediately and shall take the appropriate action to protect Members, notwithstanding any provision herein to the contrary.

Provider may waive, in writing, the due process procedures as set forth herein, but Anthem shall not require Provider to waive his/her rights to due process as a condition of this Agreement.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	62	1841672798 #1350526454

ARTICLE IX

GENERAL PROVISIONS

9.1
Amendment. Except as otherwise provided for in this Agreement, Anthem may amend this Agreement and any attachments or addenda by providing notice to Provider at least thirty (30) days in advance of the effective date of the amendment. "Material Changes" as defined in section 2.9 of the Agreement shall be issued to Provider at least ninety (90) days in advance of the effective date of the amendment. Provider may object in writing to any proposed amendment within thirty (30) days following receipt of notice. Failure to object in writing shall constitute Provider's acceptance thereof. If Provider objects to a proposed amendment prior to its effective date, then the proposed amendment shall not go into effect with respect to Provider and Anthem and Provider may discuss the terms of the amendment to attempt to reach a mutually acceptable resolution. If no mutually acceptable resolution can be reached, either party may terminate this Agreement by providing at least one hundred twenty (120) days' notice to the other party. Notwithstanding the foregoing, notice regarding fee schedule changes and rights to object thereto shall be in accordance with applicable Regulatory Requirements.

9.2
Assignment. The rights under this Agreement, nor the duties hereunder, may be assigned or delegated, in whole or in part, by either party without the prior written consent of the other party. Any assignment or delegation by a party without such prior consent shall be voidable at the sole discretion of the non- assigning/non-delegating party. Notwithstanding the foregoing, by executing this Agreement, Provider hereby expressly agrees that Anthem may assign its rights under this Agreement, or delegate its duties hereunder, in whole or in part, to an Affiliate or an entity that has the right to use the Blue Cross and/or Blue Shield service marks or trade names in connection with any service performed by such entity and, further, that Anthem may assign its rights under this Agreement or delegate any of its duties hereunder in the ordinary course of business. In the event of a partial assignment or delegation of this Agreement by Anthem, the obligations of the Provider shall be performed for Anthem with respect to the part retained and shall be performed for Anthem delegate/assignee with respect to the part delegated or assigned, and such delegate/assignee is solely responsible to perform all obligations of Anthem's with respect to the part delegated or assigned. The rights and obligations of the parties hereunder shall inure to the benefit of, and shall be binding upon, any permitted successors and assigns of the parties hereto.

9.3
Scope/Change in Status.

9.3.1
Anthem and Provider agree that this Agreement applies to Health Services rendered by Provider at the Provider's location(s) on file with Anthem. Anthem may, in its discretion, limit this Agreement to Provider's locations, operations, business or corporate form, status or structure in existence on the Effective Date of this Agreement and prior to the occurrence of any of the events set forth in subsections 9.3.1.1 – 9.3.1.5. Unless otherwise required by Regulatory Requirements, Provider shall provide at least ninety (90) days prior written notice of any such event.

9.3.1.1
Provider (a) sells, transfers or conveys his/her/its business or any substantial portion of his/her/its business assets to another entity through any manner including but not limited to a stock, real estate or asset transaction or other type of transfer; (b) is otherwise acquired or controlled by any other entity through any manner, including but not limited to purchase, merger, consolidation, alliance, joint venture, partnership, association, or expansion; or

9.3.1.2
Provider transfers control of his/her/its management or operations to any third party, including Provider entering into a management contract with a physician practice management company or with another entity which does not manage Provider as of the

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	63	1841672798 #1350526454

Effective Date of this Agreement, or there is a subsequent change in control of Provider's current management company; or

9.3.1.3
Provider acquires or controls any other medical practice, facility, service, beds or entity; or

9.3.1.4
Provider changes his/her/its locations, business or operations, corporate form or status, tax identification number, or similar demographic information; or

9.3.1.5
Provider creates or otherwise operates a licensed health maintenance organization or commercial health plan (whether such creation or operation is direct or through a Provider affiliate).

9.3.2
Notwithstanding the termination provisions of Article VIII, and without limiting any of Anthem's rights as set forth elsewhere in this Agreement, Anthem shall have the right to terminate this Agreement by giving at least sixty (60) days written notice to Provider if Anthem determines, that as a result of any of the transactions listed in subsection 9.3.1, Provider cannot satisfactorily perform the obligations hereunder, or cannot comply with one or more of the terms and conditions of this Agreement, including but not limited to the confidentiality provisions herein; or Anthem elects in its reasonable business discretion not to do business with Provider, the successor entity or new management company, as a result of one or more of the events as set forth in subsection 9.3.1.

9.3.3
Provider shall provide Anthem with thirty (30) days prior written notice of:

9.3.3.1
Addition or removal of individual provider(s) who are employed or subcontracted with Provider, if applicable. Any new individual providers must meet Plan's credentialing requirements or other applicable standards of participation prior to being designated as a Participating Provider; or

9.3.3.2
A change in mailing address.

9.3.4
If Provider is acquired by, acquires or merges with another entity, and such entity already has an agreement with Anthem, Anthem will determine in its sole discretion which Agreement will prevail.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	64	1841672798 #1350526454

PROVIDER NETWORKS ATTACHMENT

Provider shall be designated as a Participating Provider in the Networks: 1) when participation is determined by Plan in its sole discretion according to applicable law; or, 2) where there is no applicable law, on the later of the Effective Date of this Agreement or the date Provider has met Plan's applicable credentialing requirements, standards of participation and accreditation requirements:

•
HMO (includes HMO and POS products such as: BlueCare Plan Programs; BlueCard POS Plan Programs; Off- Exchange Individual and Small Group HMO Plan Programs; and New England Health Plans Plan Programs)
•
PPO Network (includes PPO, EPO and CDHP products such as: Century Preferred Products or Programs; State Preferred Products or Programs; PPO BlueCard PPO Products or Programs; Federal Employee Program Plan Programs; National Accounts Products or Programs; and UniCare Life and Health Insurance Company PPO Plan Programs)
•
Blue Connection (Anthem Blue Cross and Blue Shield of CT's High Performance PPO Network)
•
BlueCare Prime Network (supports BlueCare Prime HMO and PPO products and Plan programs)
•
Traditional/Standard products and Plan programs
•
Medicare Advantage HMO Network (supports MediBlueSM HMO, Dual Special Needs Plan ("DSNP"), Institutional Special Needs Plan ("ISNP"), and Chronic Special Needs Plan ("CSNP") products and Plan programs)
•
Medicare Advantage PPO Network (supports MediBlueSM PPO and Dual Special Needs Plan ("DSNP") products and Plan programs)
•
Medicare Advantage Select Network: MediBlueSM HMO Select
•
Medicare Advantage Access Select Network: MediBlueSM PPO Select
•
Pathway Small Group HMO Network (supports Anthem Pathway Small Group HMO products and Plan programs sold on the State of Connecticut Health Insurance Exchange and Anthem Pathway Small Group HMO products and Plan programs sold directly to customers)
•
Pathway Small Group PPO Network (supports Anthem Pathway Small Group PPO products and Plan programs sold on the State of Connecticut Health Insurance Exchange and Anthem Pathway Small Group PPO products and Plan programs sold directly to customers)
•
Pathway Individual HMO Network (supports Anthem Pathway Individual HMO products and Plan programs sold on the State of Connecticut Health Insurance Exchange and Anthem Pathway Individual HMO products and Plan programs sold directly to customers)
•
Pathway Individual PPO Network (supports Anthem Pathway Individual PPO products and Plan programs sold on the State of Connecticut Health Insurance Exchange and Anthem Pathway Individual PPO products and Plan programs sold directly to customers)
•
All other commercial business products and Plan programs for which Provider is a Participating Provider

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	65	1841672798 #1350526454

COMMERCIAL BUSINESS PARTICIPATION

ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD

PROVIDER AGREEMENT

ARTICLE I

DEFINITIONS

"Clean Claim" means a bill for Covered Services or a line item of goods or services contained on one bill, which bill can be processed without obtaining additional information from the provider of service(s) or a third party and which bill otherwise meets Anthem's billing requirements. A Clean Claim does not include a Claim from a provider who is under investigation for fraud or abuse, or a Claim under review for Medical Necessity.

ARTICLE II

SERVICES/OBLIGATIONS

2.1.2 Provider agrees to participate in Anthem's exchange network(s) set forth on the Provider Networks Attachment, which may support both products or programs offered by Anthem through state-based, regional or federal health insurance exchanges ("Exchanges") established by the Patient Protection and Affordable Care Act and products or programs offered by Anthem outside of Exchanges. Provider acknowledges and understands that products or programs offered through or outside of the Exchanges may differ, and that such products or programs are subject to Regulatory Requirements. Provider agrees to abide by all Regulatory Requirements of the Exchanges as they exist and as they may be amended or changed from time to time. Should Anthem change the name of the exchange network(s) set forth on the Provider Networks Attachment, it shall notify Provider.

2.3
Submission and Adjudication of Commercial Business Claims. Unless otherwise instructed, or required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within ninety (90) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the ninety (90) day period will not begin until Provider receives notification of primary payor's responsibility.

2.3.1
Provider agrees to provide to Anthem, unless otherwise instructed, at no cost to Anthem, Plan or the Commercial Business Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Clean Claims for Commercial Business Covered Services. Once Anthem determines Plan has any payment liability, all Clean Claims will be paid in accordance with the terms and conditions of a Commercial Business Member's Health Benefit Plan, the PCS, and the provider manual(s).

2.3.2
Provider agrees to submit Claims in a format consistent with industry standards and acceptable to Plan either (a) electronically through electronic data interchange ("EDI"), or (b) if electronic submission is not available, utilizing paper forms as defined by the National Uniform Claim Committee ("NUCC"), the National Uniform Billing Committee ("NUBC"), or as otherwise set forth in the PCS.

2.3.3
If Anthem or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within sixty (60) days, or before the expiration of the ninety (90) day period referenced in section 2.3 above, whichever is longer.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Connecticut ProviderAgreement Commercial Attachment © 2022 Mar AnthemHealth Plans, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	66	1841672798 #1350526454

2.3.4
In no event, shall Provider bill, collect, or attempt to collect payment from the Commercial Business Member for Claims Plan receives after the applicable period(s) as set forth in section 2.3 above, regardless of whether Plan pays such Claims.

2.3.5
In all events, however, Provider shall only look for payment (except for applicable Cost Shares or other obligations of Commercial Business Members) from the Plan that provides the Health Benefit Plan for the Commercial Business Member for Commercial Business Covered Services rendered.

2.4
Plan Payment Time Frames. Except as otherwise required by applicable law, Anthem shall require Plans or their designees to use best efforts to make payment or arrange for payment for all Clean Claims for Commercial Business Covered Services submitted by Provider within ninety (90) days exclusive of Claims that have been suspended due to the need to determine Medical Necessity, or the extent of Plan's payment liability, if any, because of issues such as coordination or non duplication of benefits, subrogation, verification of coverage or eligibility for coverage. Interest, if any, shall be paid in accordance with applicable law.

2.4.1
Provider may not bill Commercial Business Member for Commercial Business Covered Services, except for Cost Shares, where Plan denies payment because Provider has failed to comply with the terms or conditions of the Agreement or this Attachment.

2.4.2
Provider acknowledges, that pursuant to section 20-7f, it is an unfair trade practice in violation of chapter 735a for any health care provider to request payment from a subscriber or an enrollee, other than a coinsurance, copayment, deductible or other out-of-pocket expense, for covered medical or emergency services or facility fees, as defined in section 19a-508c, or surprise bills; or to report to a credit reporting agency an enrollee's failure to pay a bill for such services when a health care center has primary responsibility for payment of such services, fees or bills.

2.8
Connecticut HMO Compliance. The following provisions (the "State of Connecticut HMO Compliance Provisions") shall apply to Anthem HMO Programs. For purposes of these State of Connecticut HMO Compliance Provisions, the term "Anthem HMO Program" shall mean and be inclusive of but not limited to, BlueCare Health Plan programs and products, State BlueCare, Exchange HMO programs and products and off-Exchange HMO programs and products. For purposes of this section, the term Commercial Business Member shall be deemed to include an enrollee in an Anthem HMO Program. In the event of a conflict between provisions of the Agreement and these State of Connecticut HMO Compliance Provisions, these State of Connecticut HMO Compliance Provisions shall control with respect to Anthem HMO Programs.

2.8.1
Provider hereby agrees that in no event, including but not limited to, nonpayment by Plan, Plan's insolvency, or breach of the Agreement shall Provider bill, charge, collect a deposit from, seek compensation, remuneration, or reimbursement from, or have any recourse against a Commercial Business Member or person acting on behalf of such Commercial Business Member, other than Plan, for Commercial Business Covered Services provided pursuant to the Agreement. This provision shall not prohibit collection of Cost Shares, or costs for Commercial Business non-Covered Services, which have not otherwise been paid by a primary or secondary carrier in accordance with Regulatory Requirements for coordination of benefits, from Commercial Business Member in accordance with the terms of the Commercial Business Member's Health Benefit Plan.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Connecticut ProviderAgreement Commercial Attachment © 2022 Mar AnthemHealth Plans, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	67	1841672798 #1350526454

2.8.2
Provider agrees that in the event of Plan's insolvency or dissolution occurring when a Commercial Business Member is an inpatient on or after the date of such insolvency or dissolution, Provider shall continue to provide Covered Services to such Commercial Business Member through the last to occur of: i) the date for which premiums or other payments by or on behalf of the Commercial Business Member have been made; or ii) the date the Commercial Business Member is released from the facility in which the Commercial Business Member is an inpatient. Provider further agrees that in the event of Plan's insolvency or dissolution occurring when a Commercial Business Member is not an inpatient on or after the date of such insolvency or dissolution, Provider shall continue to provide Covered Services to such Commercial Business Member until the Commercial Business Member becomes covered under another health plan or until the date for which premiums or other payments by or on behalf of the Commercial Business Member have been made, whichever occurs first. In either case, prior to the date Covered Services are no longer required to be provided as set forth in this provision, the Commercial Business Member shall only be required to pay those amounts required to be paid by the Commercial Business Member under his/her Health Benefit Plan on an in- network basis.

2.8.3
Provider further agrees: (i) that the provisions of paragraphs 2.8.1 and 2.8.2 of these State of Connecticut HMO Compliance provisions shall survive termination of the this Attachment regardless of the cause giving rise to termination and shall be construed to be for the benefit of Commercial Business Member, and (ii) that this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between Plan and Commercial Business Member or persons acting on their behalf.

2.8.4
If Provider contracts with other providers or facilities who agree to provide Commercial Business Covered Services to Commercial Business Members with the expectation of receiving payment directly or indirectly from Plan, such providers or facilities shall agree to abide by the provisions of paragraphs 2.8.1 and 2.8.2 and 2.8.3 of these State of Connecticut HMO Compliance provisions.

2.8.5
Anthem hereby informs Provider, as required by applicable Connecticut law, that pursuant to Connecticut General Statutes Section 20-7f, it is an unfair trade practice in violation of Chapter 735a for any health care provider to request payment from a Commercial Business Member, other than Cost Shares, for Commercial Business Covered Services, or to report to a credit reporting agency an Commercial Business Member's failure to pay a bill for Commercial Business Covered Services when Plan has primary responsibility for payment of such services.

2.9
No Modification of Member's Health Benefit Plan. Notwithstanding any other provision in the Agreement or this Attachment, nothing in the Agreement or this Attachment shall be construed to modify the rights and benefits contained in the Commercial Business Member's Health Benefit Plan.

2.10
Management of High Risk Commercial Business Members. Plan may notify Provider about Commercial Business Members who have selected Provider as a Primary Care Physician ("PCP"), if applicable, or who have received services from Provider in the past. These Commercial Business Members may include individuals with chronic conditions that may benefit from preventive care measures and/or enhanced care management interventions. In connection with these Commercial Business Members, Plan may make one or more of the following requests of Provider ("Requests"): 1) phone calls to applicable Commercial Business Members to discuss their care needs and options; 2) the scheduling of visits for diagnosis and assessment; and 3) engagement with applicable Commercial Business Members to refer them to Plan or other providers for appropriate interventions or care management. Provider shall comply with Requests within thirty (30) days of their receipt by Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Connecticut ProviderAgreement Commercial Attachment © 2022 Mar AnthemHealth Plans, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	68	1841672798 #1350526454

2.11
Fees Charged by Dentists and Optometrists. Notwithstanding any other provision in the Agreement, and in accordance with Connecticut General Statutes at Section 38a-472h, dentists and optometrists licensed pursuant to chapters 379 and 380 shall not accept as payment an amount set by Anthem for services or procedures provided to a Commercial Business Member that are not Commercial Business Covered Services under such Commercial Business Member's Health Benefit Plan. No dentist or optometrist shall charge more for services or procedures that are not Commercial Business Covered Services than such dentist's or optometrist's usual and customary rate for such services or procedures.

ARTICLE III

TERMINATION

3.1
Termination-Commercial Business Attachment and/or Network(s). At any time either party may terminate, without cause, Provider's participation in one or more Commercial Network(s) designated on the Provider Networks Attachment, or this Attachment by giving at least one hundred twenty (120) days prior written notice of termination to the other party. Following any termination as described herein, the remainder of the Agreement shall remain in full force and effect, if applicable

3.2
Survival. The provisions of this Attachment set forth below shall survive termination or expiration of the Agreement:

3.2.1
Any provisions required in order to comply with Regulatory Requirements; and

3.2.2
Connecticut HMO Compliance.

ARTICLE IV

GENERAL PROVISIONS

4.1 This provision intentionally left blank.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Connecticut ProviderAgreement Commercial Attachment © 2022 Mar AnthemHealth Plans, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	69	1841672798 #1350526454

PLAN COMPENSATION SCHEDULE ("PCS")

I. DEFINITIONS

"Emergency" or "Emergency Services" means the onset of a serious illness or injury which requires Emergency medical treatment; or the onset of symptoms of sufficient severity that a prudent layperson, acting reasonably, believes that Emergency medical treatment is needed.

III.
PROVIDER TYPE

Specialty Physician Group Obligations. To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Anthem will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

Specialty Provider Group (Non-MD or DO) Obligations. To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Anthem will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

IV.
SPECIFIC REIMBURSEMENT TERMS COMMERCIAL BUSINESS

Allowances for Injectable/Infusible/Oral Drugs, Vaccines and Radiopharmaceutical Agents. Plan shall automatically update its allowance for injectable/infusible/oral drugs, vaccines and radiopharmaceutical agents on a quarterly basis in accordance with the quarterly updates made by CMS to its drug pricing file or any other external or internal source as set forth in this PCS. Retroactive adjustments made by CMS to its drug pricing file shall be inapplicable to Anthem's fee allowances and payment responsibility.

Out-of-Network Compensation. Except for Government Programs, if Provider renders services to a Member who accesses a Network in which Provider does not participate, Provider will receive compensation as follows:

Plan shall compensate Provider for Emergency Services rendered to a Member based on the applicable Indemnity/Traditional/Standard Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share.

Except for Emergency Services, if the Member's Health Benefit Plan requires authorization by the Plan or a Provider for out of Network Covered Services in order for the Member to have the highest level of benefits, and such authorization has been given, then Plan shall compensate Provider for such authorized Covered Services based on the applicable Participating Provider ("Indemnity/Traditional/Standard") Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share. Except for Emergency Services, if the Member's Health Benefit Plan does not have out-of-network benefits unless authorized by the Plan or Provider, Plan shall have no liability for Health Services rendered without such authorization. In that event, Provider shall bill the Member for Health Services rendered.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Connecticut ProviderAgreement PCS © 2022 JulyAnthem Health Plans, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	70	1841672798 #1350526454

Except for Emergency Services, if the Member's Health Benefit Plan has out-of-network benefits without authorization being required by the Plan or Provider, and no authorization has been given, then Plan will compensate Provider for Covered Services based on the Anthem Rate established for the Network and/or product that supports the Member's Health Benefit Plan. For example, if the Member's access is supported by PPO Network, compensation is based on the applicable Anthem Rate for the PPO Network. Provider shall only bill for the applicable Cost Share as well as any amount designated as the Member's responsibility on the Provider payment voucher (or other written notice of explanation of payment). In no event shall payment from Plan and the Member exceed Provider's Charge for such Covered Services.

MEDICARE ADVANTAGE

For MA Covered Services provided by or on behalf of Provider to a Medicare Advantage Member, Provider agrees to accept, as the Anthem Medicare Advantage Rate, the lesser of Eligible Charges or the amount(s) set forth on Anthem's Medicare Advantage Fee Schedule(s).

When determining the Anthem Medicare Advantage Rate, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules, or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The Anthem Medicare Advantage Rate shall not include any bonus payment, or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Anthem notifies Provider otherwise, in the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Connecticut ProviderAgreement PCS © 2022 JulyAnthem Health Plans, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	71	1841672798 #1350526454

STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

GA STATE SPECIFIC PROVISIONS

ARTICLE II

SERVICES/OBLIGATIONS

2.2 Provider Non-discrimination. Provider will not differentiate, or discriminate against any Member as a result of his/her enrollment in a Health Benefit Plan, or because of race, color, creed, national origin, ancestry, religion, sex, marital status, age, disability, payment source, state of health, need for Health Services, status as a litigant, status as a Medicare or Medicaid beneficiary, sexual orientation, gender identity, or any other basis prohibited by law. Provider shall not be required to provide any type, or kind of Health Service to Members that he/she/it does not customarily provide to others. Additional requirements may be set forth in the applicable Participation Attachment(s).

ARTICLE IX

GENERAL PROVISIONS

9.3
Scope/Change in Status.

9.3.1
Anthem and Provider agree that this Agreement applies to Health Services rendered by Provider at the locations as set forth on the Provider Networks Attachment, incorporated herein by reference. Anthem may, in its discretion limit this Agreement to Provider's locations, operations, business or corporate form, status or structure in existence on the Effective Date of this Agreement and prior to the occurrence of any of the events set forth in subsections 9.3.1.1 – 9.3.1.5. Unless otherwise required by Regulatory Requirements, Provider shall provide at least ninety (90) days prior written notice of any such event.

9.3.1.1
Provider (a) sells, transfers or conveys his/her/its business or any substantial portion of his/her/its business assets to another entity through any manner including but not limited to a stock, real estate or asset transaction or other type of transfer; (b) is otherwise acquired or controlled by any other entity through any manner, including but not limited to purchase, merger, consolidation, alliance, joint venture, partnership, association, or expansion; or

9.3.1.2
Provider transfers control of his/her/its management or operations to any third party, including Provider entering into a management contract with a physician practice management company or with another entity which does not manage Provider as of the Effective Date of this Agreement, or there is a subsequent change in control of Provider's current management company; or

9.3.1.3
Provider acquires or controls any other medical practice, facility, service, beds or entity; or

9.3.1.4
Provider changes his/her/its locations, business or operations, corporate form or status, tax identification number, or similar demographic information; or

9.3.1.5
Provider creates or otherwise operates a licensed health maintenance organization or commercial health plan (whether such creation or operation is direct or through a Provider affiliate).

9.3.2
Notwithstanding the termination provisions of Article VIII, and without limiting any of Anthem's rights as set forth elsewhere in this Agreement, Anthem shall have the right to terminate this Agreement by giving at least sixty (60) days written notice to Provider if Anthem determines, that as a result of any of the transactions listed in subsection 9.3.1, Provider cannot satisfactorily

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	72	1841672798 #1350526454

perform the obligations hereunder, or cannot comply with one or more of the terms and conditions of this Agreement, including but not limited to the confidentiality provisions herein; or Anthem elects in its reasonable business discretion not to do business with Provider, the successor entity or new management company, as a result of one or more of the events as set forth in subsection 9.3.1.

9.3.3
Provider shall provide Anthem with thirty (30) days prior written notice of:

9.3.3.1
Addition or removal of individual provider(s) who are employed or subcontracted with Provider, if applicable. Any new individual providers must meet Plan's credentialing requirements or other applicable standards of participation prior to being designated as a Participating Provider; or

9.3.3.2
A change in mailing address.

9.3.4
If Provider is acquired by, acquires or merges with another entity, and such entity already has an agreement with Anthem, Anthem will determine in its sole discretion which Agreement will prevail.

9.5 Entire Agreement. This Agreement, exhibits, attachments, appendices, and amendments hereto, together with any items incorporated herein by reference, constitute the entire understanding between the parties and supersedes, replaces and terminates all prior oral or written agreements between them, and between individual Participating Providers (contracted or employed by Provider) and Plan, including any agreements arising out of or relating to any other Network(s), products, or matters of participation. If there is an inconsistency between any of the provisions of this Agreement and the provider manual(s), then, this Agreement shall govern. In addition, if there is an inconsistency between the terms of this Agreement and the terms provided in any attachment to this Agreement, then the terms provided in that attachment shall govern.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	73	1841672798 #1350526454

PROVIDER NETWORKS ATTACHMENT

Provider shall be designated as a Participating Provider in the Networks set forth below on the later of: (1) the Effective Date of this Agreement or; (2) the date Provider has met applicable credentialing requirements, standards of participation and accreditation requirements:

•
Blue Open Access HMO/POS
•
BlueChoice HMO/POS
•
BlueChoice PPO
•
Blue Connection
•
Pathway HMO
•
Pathway Guided Access HMO
•
Pathway Enhanced HMO/POS

•
Medicare Advantage HMO
•
Medicare Advantage PPO

PROVIDER LOCATIONS

Name	Street Address	City	State	Zip

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	74	1841672798 #1350526454

COMMERCIAL BUSINESS PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ARTICLE II

SERVICES/OBLIGATIONS

2.1.2 Provider agrees to participate in Anthem's exchange network(s) set forth on the Provider Networks Attachment, which may support both products or programs offered by Anthem through state-based, regional or federal health insurance exchanges ("Exchanges") established by the Patient Protection and Affordable Care Act and products or programs offered by Anthem outside of Exchanges. Provider acknowledges and understands that products or programs offered through or outside of the Exchanges may differ, and that such products or programs are subject to Regulatory Requirements. Provider agrees to abide by all Regulatory Requirements of the Exchanges as they exist and as they may be amended or changed from time to time. Should Anthem change the name of the exchange network(s) set forth on the Provider Networks Attachment, it shall notify Provider.

2.3
Submission and Adjudication of Commercial Business Claims. Unless otherwise instructed, or required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within ninety (90) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the ninety (90) day period will not begin until Provider receives notification of primary payor's responsibility.

2.3.1
Provider agrees to provide to Anthem, unless otherwise instructed, at no cost to Anthem, Plan or the Commercial Business Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Complete Claims for Commercial Business Covered Services. Once Anthem determines Plan has any payment liability, all Complete Claims will be paid in accordance with the terms and conditions of a Commercial Business Member's Health Benefit Plan, the PCS, and the provider manual(s).

2.3.2
Provider agrees to submit Claims and applicable attachments to the Claims in an electronic format consistent with industry standards and as set forth in the provider manual(s), unless otherwise mandated by applicable Regulatory Requirements.

2.3.3
If Anthem or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within sixty (60) days, or before the expiration of the ninety (90) day period referenced in section 2.3 above, whichever is longer.

2.3.4
In no event, shall Provider bill, collect, or attempt to collect payment from the Commercial Business Member for Claims Plan receives after the applicable period(s) as set forth in section 2.3 above, regardless of whether Plan pays such Claims.

2.3.5
In all events, however, Provider shall only look for payment (except for applicable Cost Shares or other obligations of Commercial Business Members) from the Plan that provides the Health Benefit Plan for the Commercial Business Member for Commercial Business Covered Services rendered.

2.4
Plan Payment Time Frames. Anthem shall require Plans or their designees to use commercially reasonable efforts to adjudicate or arrange for adjudication for all Complete Claims for Commercial Business Covered Services submitted by Provider, in accordance with and to the extent applicable under O.C.G.A. 33-24-59.5, exclusive of Claims that have been suspended due to the need to determine Medical Necessity, or

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

GeorgiaProvider Agreement Commercial Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc. © 2022 Mar - BlueCross Blue Shield Healthcare Plan of Georgia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	75	1841672798 #1350526454

the extent of Plan's payment liability, if any, because of issues such as coordination or non-duplication of benefits, subrogation, verification of coverage or eligibility for coverage. What constitutes a Complete Claim is specified elsewhere in the Agreement.

2.8
Commercial Business Member Grievances. Provider and Anthem shall cooperate in all grievance proceedings of Commercial Business Members as established by Anthem and approved by the Georgia Department of Insurance.

2.9
Maintenance and Access to Commercial Business Members Records. Provider shall maintain and Anthem shall have access to records for a period of at least six (6) years after the last encounter regarding Commercial Business Members except that the period shall be at least six (6) years after a minor reaches the age of majority for Commercial Business Members who are minors at the time of the last encounter, in accordance with prudent record-keeping procedures and shall comply with all applicable Regulatory Requirements regarding record keeping and such other record keeping requirements as may be set forth elsewhere in the Agreement. Records may be retained as originals, on microfilm, or in other useable format.

ARTICLE III TERMINATION

3.1
Termination-Commercial Business Attachment and/or Network(s). At any time either party may terminate, without cause, Provider's participation in one or more Commercial Network(s) designated on the Provider Networks Attachment, or this Attachment by giving at least one hundred eighty (180) days prior written notice of termination to the other party. Following any termination as described herein, the remainder of the Agreement shall remain in full force and effect, if applicable.

3.2
Continuation of Care Upon Termination - Commercial Business Members. If the Agreement is terminated, Provider shall continue to provide Commercial Business Covered Services under the terms of the Agreement to Commercial Business Members who are hospital inpatients or receiving care in a freestanding ambulatory facility. If Provider is treating or providing care to a Commercial Business Member for a chronic or terminal illness, the Commercial Business Member shall have the right to continue to receive Health Services from Provider for a period up to ninety (90) days from the date of termination. If Provider is treating a Commercial Business Member in connection with a pregnancy, Provider shall, at the discretion of the Commercial Business Member, continue to treat the Commercial Business Member throughout the remainder of that pregnancy including six (6) week post delivery care. In such circumstances, Anthem will compensate Provider for such Commercial Business Covered Services, in accordance with the terms of this Agreement.

The Commercial Business Member shall not have the right to the continuation provision in this section if Provider is terminated as a result of the suspension or revocation of its license pursuant to section 8.4 of the Agreement, or if Anthem determines that provider poses a threat to the health, safety, or welfare of the Commercial Business Member.

3.3
Survival. The provisions of this Attachment set forth below shall survive termination or expiration of the Agreement:

3.3.1
Any provisions required in order to comply with Regulatory Requirements; and

3.3.2
Maintenance and Access to Commercial Business Members Records; and

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

GeorgiaProvider Agreement Commercial Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc. © 2022 Mar - BlueCross Blue Shield Healthcare Plan of Georgia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	76	1841672798 #1350526454

3.3.3
Continuation of Care Upon Termination - Commercial Business Members.

ARTICLE IV GENERAL PROVISIONS

4.1 This provision intentionally left blank.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

GeorgiaProvider Agreement Commercial Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc. © 2022 Mar - BlueCross Blue Shield Healthcare Plan of Georgia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	77	1841672798 #1350526454

MEDICARE ADVANTAGE PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ARTICLE VI COMPENSATION AND AUDIT

6.1
Submission and Adjudication of Medicare Advantage Claims. Unless otherwise instructed in the provider manual(s) or Policies applicable to Plan's Medicare Advantage Program, or unless required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within ninety (90) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the ninety (90) day period will not begin until Provider receives notification of primary payor's responsibility.

6.1.1
Provider agrees to provide to Anthem, unless otherwise instructed, at no cost to Anthem, Plan or the MA Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Clean Claims for MA Covered Services. Once Anthem determines Plan has any payment liability, all Clean Claims will be paid in accordance with the terms and conditions of a MA Member's Health Benefit Plan, the PCS, and the provider manual(s).

6.1.2
Provider agrees to submit Claims in a format consistent with industry standards and acceptable to Plan either (a) electronically through electronic data interchange ("EDI"), or (b) if electronic submission is not available, utilizing paper forms as defined by the National Uniform Claim Committee ("NUCC").

6.1.3
If Anthem or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within sixty (60) days, or before the expiration of the ninety (90) day period referenced in section 6.1 above, whichever is longer.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

GeorgiaProvider Agreement Medicare Adv. Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc. © 2022 Mar - BlueCross Blue Shield Healthcare Plan of Georgia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	78	1841672798 #1350526454

PLAN COMPENSATION SCHEDULE ("PCS")

I. DEFINITIONS

"Emergency Condition" is defined as a condition of recent onset and sufficient severity, including but not limited to, severe pain, that would lead a prudent layperson possessing average knowledge of medicine and health, to believe that his or her condition, sickness or injury is of such a nature that failure to obtain immediate medical care could result in: (1) placing the Member's health in serious jeopardy; (2) serious impairment to bodily functions; (3) serious dysfunction to any bodily organ or part; or (4) other serious medical consequences.

"Emergency Services" means those Covered Services provided to Members to treat an Emergency Condition only.

III.
PROVIDER TYPE

Specialty Physician Group Obligations. Provider is authorized pursuant to this Agreement to participate in Networks as a Specialty Physician. Provider is authorized to provide only those Covered Services which are customarily rendered by physician specialists who are board certified or board eligible in the medical specialty area(s) for which Provider has been approved by Plan. Provider agrees to provide Covered Services to Members in accordance with the terms of this Agreement and all attachments and appendices hereto.

Provider understands and agrees that Plan may require Members to select a Primary Care Physician ("PCP") at the time of enrollment in a Health Benefit Plan. Provider further agrees to provide Covered Services to those Members when referred to him/her by a PCP, or as otherwise permitted by this Agreement. Provider shall render Covered Services to Members as permitted by Provider's patient load and appointment calendar and shall accept Members as new patients as long as Provider is accepting non-Members as new patients.

Provider shall ensure that services provided are made available and accessible to Members promptly and in a manner that assures continuity of care (including coordinating overall health care and exchanging health records) and agrees to forward all clinical information in a timely manner to other Participating Providers engaged in treatment of Members. Provider agrees to provide Covered Services only when Medically Necessary, and only in such settings as is appropriate in the context of good patient care; this means that the Provider agrees to render such Covered Services in the most cost effective manner in the least costly setting required for the appropriate treatment of the condition for which treatment is required in the provision of safe quality care.

Provider shall make necessary and appropriate arrangements with other Specialty Physicians to assure the availability of Covered Services on a twenty-four (24) hours per day, seven (7) days per week basis, including arrangements to assure coverage of a Member referred by a PCP after hours or when Provider is otherwise absent. For Covered Services rendered by any covering Specialty Physician on behalf of Provider, it shall be Provider's sole responsibility to make suitable arrangements with the covering Specialty Physician regarding the manner in which said provider will be reimbursed or otherwise compensated; provided, however, that Provider shall ensure that the covering provider will not, under any circumstances, bill a Member or Plan for Covered Services rendered by a Specialty Physician who is covering on behalf of Provider. If Provider or a Specialty Physician providing alternative coverage cannot be reached within a reasonable period of time, then Plan is automatically authorized to make any necessary arrangements for a Member's medical care.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

GeorgiaProvider Agreement PCS © 2022 July - Anthem Insurance Companies, Inc. © 2022 July - BlueCross Blue Shield Healthcare Plan of Georgia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	79	1841672798 #1350526454

Provider agrees to abide by the referral management policies and procedures promulgated by Plan. It is understood and agreed that Provider will refer, with a Member's PCP's concurrence, Members to other Participating Providers, except in an emergency, when no such Participating Provider is available (in which case approval must be obtained from Plan prior to referral except in an emergency), or as otherwise permitted by Member's Health Benefit Plan. Upon referral, and with a Member's consent, Provider shall furnish such providers with complete information on treatment, procedures and diagnostic tests performed on Member prior to such referral.

Provider agrees that he/she will have and maintain active staff privileges with at least one participating hospital within the Anthem Network during the term of this Agreement. Provider agrees to admit Members or arrange for their admission within the participating hospital, unless Covered Services cannot be provided within the participating hospital or unless there is an emergency.

Provider agrees to ensure that all facilities and equipment used for and in the delivery of health care services which are required to be licensed and/or certified by law, shall be so licensed and/or certified. Provider agrees to provide a functional, sanitary, and comfortable environment for Members, personnel and the public. There shall be an adequate amount of space for services provided and disabilities treated, including waiting and reception areas, staff space, examining rooms, treatment areas, and storage. Plan reserves the right to audit Provider for compliance with this provision and other Policies and procedures, at any time during Provider's regular business hours following twenty-four (24) hours prior notice to Provider.

Provider agrees that he/she shall maintain in good standing: (1) a nonrestricted license to practice medicine in Georgia; and (2) a current Drug Enforcement Administration ("DEA") Certificate valid in the State of Georgia. Evidence of licenses shall be submitted to Anthem upon request and shall be kept on file with Anthem. Provider warrants that he/she does now and shall at all times during the term of this Agreement, comply with all applicable Regulatory Requirements relating to the ownership and operation of Provider's practice and related services and entities.

Provider shall cooperate with Plan in developing and implementing innovative methods for delivering services that promote cost effectiveness, quality care and superior customer service, as set forth in provider manual(s) and Policies.

Provider shall provide and encourage Member participation in appropriate preventive health education to promote achieving and maintaining a healthy lifestyle, as set forth in provider manual(s) and Policies.

Provider, in cooperation with Plan and various committees that may be established by Plan, shall establish, maintain, and, from time to time, review methods, procedures, and details of coverage and systems to ensure adequate Member coverage and quality of care at all times.

Provider agrees that Plan retains the right to change, revise, modify or alter the form and content of any Health Benefit Plan without prior notice to or approval by Provider.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Anthem will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

IV.
SPECIFIC REIMBURSEMENT TERMS COMMERCIAL BUSINESS

Allowances for Injectable/Infusible/Oral Drugs, Vaccines and Radiopharmaceutical Agents. Plan shall automatically update its allowance for injectable/infusible/oral drugs, vaccines and radiopharmaceutical agents on a quarterly basis in accordance with the quarterly updates made by CMS to its drug pricing file

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

GeorgiaProvider Agreement PCS © 2022 July - Anthem Insurance Companies, Inc. © 2022 July - BlueCross Blue Shield Healthcare Plan of Georgia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	80	1841672798 #1350526454

or any other external or internal source as set forth in this PCS. Retroactive adjustments made by CMS to its drug pricing file shall be inapplicable to Anthem's fee allowances and payment responsibility.

Out-of-Network Compensation. Except for Government Programs, if Provider renders services to a Member who accesses a Network in which Provider does not participate, Provider will receive compensation as follows, unless otherwise addressed in the Member's Health Benefit Plan documents:

Provider agrees to provide at no cost to Anthem, Plan or the Member, all information necessary for Plan or Anthem to determine its payment liability. Once Anthem determines Plan has any payment liability, all Complete/Clean Claims will be paid in accordance with the terms and conditions of a Member's Health Benefit Plan and Agreement.

MEDICARE ADVANTAGE

For MA Covered Services provided by or on behalf of Provider to a Medicare Advantage Member, Provider agrees to accept, as the Anthem Medicare Advantage Rate, the lesser of Eligible Charges or a Fee Schedule based on of the CMS Medicare fee schedules.

When determining the Anthem Medicare Advantage Rate, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The Anthem Medicare Advantage Rate shall not include any bonus payment or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Anthem notifies Provider otherwise, in the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

GeorgiaProvider Agreement PCS © 2022 July - Anthem Insurance Companies, Inc. © 2022 July - BlueCross Blue Shield Healthcare Plan of Georgia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	81	1841672798 #1350526454

STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

IN STATE SPECIFIC PROVISIONS

This is a Participation Attachment to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

The provisions in this State Specific Provisions Attachment shall replace the similarly-titled provisions in the Agreement. Notwithstanding the foregoing, there may be other provisions in this State Specific Provisions Attachment that are not set forth in the Agreement, but which shall apply for this state. If there is a conflict between the terms of this State Specific Provisions Attachment and the terms of the Agreement (outside of this State Specific Provisions Attachment), the terms of this State Specific Provisions Attachment shall govern.

The following provisions are required terms and conditions for the certain Health Benefit Plans that are issued in the State of Indiana.

ARTICLE VII

DISPUTE RESOLUTION AND ARBITRATION

7.2
Arbitration. Any dispute within the scope of subsection 7.1.1 that remains unresolved at the conclusion of the applicable process outlined in subsection 7.1.1 shall be resolved by binding confidential arbitration in the manner as set forth below. Except to the extent as set forth below, the arbitration shall be conducted pursuant to the JAMS Comprehensive Arbitration Rules and Procedures, provided, however, that the parties may agree in writing to further modify the JAMS Comprehensive Arbitration Rules and Procedures. The parties agree to be bound by the findings of the arbitrator(s) with respect to such dispute, subject to the right of the parties to appeal such findings as set forth herein. No arbitration demand shall be filed until after the parties have completed the dispute resolution efforts described in section 7.1 above. If the dispute resolution efforts described in section 7.1 cannot be completed within the deadlines specified for such efforts despite the parties' good faith efforts to meet such deadlines, such deadlines may be extended as necessary upon mutual agreement of the parties. Enforcement of this arbitration clause, including the waiver of class actions, shall be determined under the Federal Arbitration Act ("FAA"), including the FAA's preemptive effect on state law. The parties agree that the arbitration shall be conducted on a confidential basis pursuant to Rule 26 of the JAMS Comprehensive Arbitration Rules and Procedures. Subject to any disclosures that may be required or requested under Regulatory Requirements, the parties further agree that they shall maintain the confidential nature of the arbitration, including without limitation, the existence of the arbitration, information exchanged during the arbitration, and the award of the arbitrator(s). Nothing in this provision, however, shall preclude either party from disclosing any such details regarding the arbitration to its accountants, auditors, brokers, insurers, reinsurers or retrocessionaires.

7.2.1
Location of Arbitration. The arbitration hearing shall be held in the city and state in which the Anthem office identified in the address block on the signature page of this Agreement is located, except that if there is no address block on the signature page, then the arbitration hearing shall be held in the city and state in which the Anthem entity that is a party to this Agreement has its principal place of business. Notwithstanding the foregoing, both parties can agree in writing to hold the arbitration hearing in some other location.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	82	1841672798 #1350526454

7.2.2
Selection and Replacement of Arbitrator(s). If the total amount in dispute is less than four million dollars ($4,000,000), exclusive of interest, costs, and attorneys' fees, the dispute shall be decided by a single arbitrator selected, and replaced when required, in the manner described in the JAMS Comprehensive Arbitration Rules and Procedures. If the total amount in dispute is four million dollars ($4,000,000) or more, exclusive of interest, costs, and attorneys' fees, the dispute shall be decided by an arbitration panel consisting of three (3) arbitrators, unless the parties agree in writing that the dispute shall be decided by a single arbitrator.

7.2.3
Appeal. If the total amount of the arbitration award is five million dollars ($5,000,000) or more, inclusive of interest, costs, and attorneys' fees, or if the arbitrator(s) issues an injunction against a party, the parties shall have the right to appeal the decision of the arbitrator(s) pursuant to the JAMS Optional Arbitration Appeal Procedure. A decision that has been appealed shall not be enforceable while the appeal is pending. In reviewing a decision of the arbitrator(s), the appeal panel shall apply the same standard of review that a United States Court of Appeals would apply in reviewing a similar decision issued by a United States District Court in the jurisdiction in which the arbitration hearing was held.

7.2.4
Waiver of Certain Claims. The parties, on behalf of themselves and those that they may now or hereafter represent, each agree to and do hereby waive any right to join or consolidate claims in arbitration by or against other individuals or entities or to pursue, on a class basis, any dispute; provided however, if there is a dispute regarding the applicability or enforcement of the waiver provision in this subsection 7.2.4, that dispute shall be decided by a court of competent jurisdiction. If a court of competent jurisdiction determines that such waiver is unenforceable for any reason with respect to a particular dispute, then the parties agree that section 7.2 shall not apply to such dispute and that such dispute shall be decided instead in a court of competent jurisdiction.

7.2.5
Limitations on Injunctive Relief. The parties, on behalf of themselves and those that they may now or hereafter represent, each agree that any injunctive relief sought against the other party shall be limited to the conduct relevant to the parties to the arbitration and shall not be sought for the benefit of individuals or entities who are not parties to the arbitration. The arbitrator(s) are not authorized to issue injunctive relief for the benefit of an individual or entity who is not a party to the arbitration. The arbitrator shall be limited to issuing injunctive relief related to the specific issues in the arbitration.

ARTICLE VIII

TERM AND TERMINATION

8.7
Continuation of Care Upon Termination.

8.7.1
Unless otherwise set forth in the Health Benefit Plan or required by Regulatory Requirements, Provider shall, upon termination of this Agreement or any Participation Attachment for reasons other than the grounds set forth in the "Immediate Termination" section of this Agreement, continue to provide Covered Services rendered to all designated Members receiving treatment at the time of termination, under the terms and conditions of this Agreement or any terminating Participation Attachment, and as authorized by Anthem under the Anthem continuation of care procedure, until the earlier of ninety (90) days or such time that: (1) the Member has completed the course of treatment and if applicable, was discharged; or (2) reasonable and medically appropriate arrangements have been made for a Participating Provider to render Covered Services to the Member. However, for HMO and POS Health Benefit Plans issued in Indiana, such continuation period shall run for up to sixty (60) days following termination, or, if Provider is providing pregnancy- related care to a Member who is in her third trimester of pregnancy at the time this Agreement or any Participation Attachment terminates, throughout the term of that pregnancy and

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	83	1841672798 #1350526454

through the postpartum period (six weeks post-delivery). During such continuation period, Provider agrees to: (i) accept reimbursement from Anthem for all Covered Services furnished hereunder in accordance with this Agreement and at the rates set forth in the PCS attached hereto; and (ii) Provider shall adhere to Anthem's Policies, including but not limited to, Policies regarding quality assurance requirements, referrals, pre-authorization and treatment planning.

8.7.2
Notwithstanding the foregoing, for Members who: (i) have entered the second or third trimester of pregnancy at the time of such termination, or (ii) are defined as terminally ill under § 1861 (dd) (3)
(A)
of the Social Security Act at the time of such termination, this continuance of care section and all other provisions of this Agreement or any Participation Attachment shall remain in effect for such pregnant Members through the provision of postpartum care directly related to their delivery, and for such terminally ill Members for the remainder of their life for care directly related to the treatment of the terminal illness.

ARTICLE IX GENERAL PROVISIONS

9.1 Amendment. Except as otherwise provided for in this Agreement, Anthem retains the right to amend this Agreement, the Anthem Rate, any attachments or addenda by providing notice to Provider at least forty five

(45) days in advance of the effective date of the amendment. Except to the extent that Anthem determines an amendment prior to its effective date is necessary to effectuate Regulatory Requirements, if Provider objects to the amendment, prior to its effective date, then Provider has the right to terminate this Agreement, and such termination shall take effect on the later of the amendment effective date identified by Anthem or one hundred eighty (180) days from the date Provider has provided notice of his/her/its intention to terminate the Agreement pursuant to this section. Failure of Provider to provide such notice to Anthem within the time frames described herein will constitute acceptance of the amendment by Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	84	1841672798 #1350526454

PROVIDER NETWORKS ATTACHMENT

Provider shall be designated as a Participating Provider in the Networks set forth on the Provider Network Attachment on the later of: (1) the Effective Date of this Agreement or; (2) as determined by Plan in its sole discretion, the date Provider has met applicable credentialing requirements, standards of participation and accreditation requirements.

Commercial lines of business:

•
HMO
•
HealthSync
•
PPO
•
Blue Connection
•
Pathway
•
Pathway Essentials
•
Exchange Network (includes Kentucky Pathway HMO Network)
•
Exchange Network (includes Kentucky Pathway PPO Network)
•
Exchange Network (includes Kentucky Pathway Transition/Pathway X Transition HMO Network)
•
Exchange Network (includes Ohio Pathway Tiered Hospital/Pathway X Tiered Hospital)
•
Exchange Network (includes Ohio Pathway HMO/Pathway X HMO)
•
Indemnity/Traditional/Standard

Governmental lines of business:

•
Healthy Indiana Plan
•
Medicare Advantage HMO
•
Medicare Advantage PPO

Other Plan Programs:

•
Indiana Workers' Compensation
•
Kentucky Workers' Compensation

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	85	1841672798 #1350526454

COMMERCIAL BUSINESS PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ARTICLE II

SERVICES/OBLIGATIONS

2.1.2 Provider agrees to participate in Anthem's exchange network(s) set forth on the Provider Networks Attachment, which may support both products or programs offered by Anthem through state-based, regional or federal health insurance exchanges ("Exchanges") established by the Patient Protection and Affordable Care Act and products or programs offered by Anthem outside of Exchanges. Provider acknowledges and understands that products or programs offered through or outside of the Exchanges may differ, and that such products or programs are subject to Regulatory Requirements. Provider agrees to abide by all Regulatory Requirements of the Exchanges as they exist and as they may be amended or changed from time to time. Should Anthem change the name of the exchange network(s) set forth on the Provider Networks Attachment, it shall notify Provider.

2.3
Submission and Adjudication of Commercial Business Claims. Unless otherwise instructed, or required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within ninety (90) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the ninety (90) day period will not begin until Provider receives notification of primary payor's responsibility.

2.3.1
Provider agrees to provide to Anthem, unless otherwise instructed, at no cost to Anthem, Plan or the Commercial Business Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Complete Claims for Commercial Business Covered Services. Once Anthem determines Plan has any payment liability, all Complete Claims will be paid in accordance with the terms and conditions of a Commercial Business Member's Health Benefit Plan, the PCS, and the provider manual(s).

2.3.2
Provider agrees to submit Claims and applicable attachments to the Claims in an electronic format consistent with industry standards and as set forth in the provider manual(s), unless otherwise mandated by applicable Regulatory Requirements.

2.3.3
If Anthem or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within sixty (60) days, or before the expiration of the ninety (90) day period referenced in section 2.3 above, whichever is longer.

2.3.4
In no event, shall Provider bill, collect, or attempt to collect payment from the Commercial Business Member for Claims Plan receives after the applicable period(s) as set forth in section 2.3 above, regardless of whether Plan pays such Claims.

2.3.5
In all events, however, Provider shall only look for payment (except for applicable Cost Shares or other obligations of Commercial Business Members) from the Plan that provides the Health Benefit Plan for the Commercial Business Member for Commercial Business Covered Services rendered.

ARTICLE IV GENERAL PROVISIONS

4.1 This provision intentionally left blank.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Indiana ProviderAgreement Commercial Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	86	1841672798 #1350526454

KENTUCKY PATHWAY TRANSITION HMO NETWORK PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

This is an Attachment to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem on behalf of its affiliate, Anthem Health Plans of Kentucky, Inc. doing business as Anthem Blue Cross and Blue Shield (hereinafter "Anthem Kentucky") and Provider and is incorporated into the Agreement.

This Attachment applies solely to Anthem Kentucky's Pathway Transition/Pathway X Transition HMO Network and Provider agrees to participate as a Participating Provider in Anthem's Pathway Transition/Pathway X Transition HMO Network ("the Transition Network").

Provider understands that the Anthem Pathway Transition/Pathway X Transition HMO Network supports Individual and Small Group Products or Plans effective January 1, 2018 and later for sale on and off the Exchange. Provider acknowledges that the Anthem Pathway Transition/Pathway X Transition HMO Network and the products it supports are subject to Regulatory Requirements, and Provider agrees to abide by all applicable Regulatory Requirements and other requirements as they exist and may be amended or changed from time to time.

Provider agrees to accept the Anthem Rate as set forth in the PCS as payment in full, in all circumstances, the applicable Anthem Rate for Covered Services provided to Members covered by Health Benefit Plans supported by the Anthem Pathway Transitions/Pathway X Transition HMO Network.

Provider shall refer Members only to Anthem Pathway Transition/Pathway X Transition HMO Participating Providers who participate in the Anthem Pathway Transition/Pathway X Transition HMO Network. In the event necessary Health Services are not available from an Anthem Pathway Transition/Pathway X Transition HMO Network Provider, prior to such admittance/referral to a non-Participating Provider, Provider will obtain Anthem's approval.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Indiana Provider AgreementKY Pthwy Trans Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	87	1841672798 #1350526454

KENTUCKY WORKERS' COMPENSATION PARTICIPATION ATTACHMENT TO THE ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

This is a Workers' Compensation Participation Attachment (the "Attachment") to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement") entered into by and between Anthem and Provider and is incorporated into the Agreement.

ARTICLE I

DEFINITIONS

The following definitions shall apply to this Attachment. Terms not otherwise defined in this Attachment shall carry the meaning set forth in the Agreement or a Participation Attachment(s) as applicable:

1.1
"Administrator" means an entity, either internal or external to an employer, authorized by a permissibly self- insured employer to administer its Injured Worker(s) claims.

1.2
"Anthem Workers' Compensation Network" means an Anthem health care delivery network which includes Participating Providers that have expertise in the field of occupational medicine providing treatment to injured workers covered by an insured or permissibly self-insured workers' compensation plan as well as preparation of documentation of work-related injuries in compliance with State of Kentucky's workers' compensation laws and regulations.

1.3
"Bill Review Allowed" means the applicable workers' compensation state fee schedule or usual and customary allowable for the state in which Provider is located or the Injured Worker's claims jurisdiction state, if mandated by that state, or other official methods of reimbursement as allowed by a specific state when not based on applicable workers' compensation state fee schedule and in effect on the date the services or expenses were incurred.

1.4
"Carrier" means a workers' compensation insurance company duly authorized to do business in the State of Kentucky by the Department of Insurance. For purposes of this Attachment, Carriers shall be considered Other Payors.

1.5
"Compensable Medical Care" means medical care determined by the Carrier or Administrator to be covered under a Workers' Compensation Plan.

1.6
"Employer" means a business providing Workers' Compensation insurance to its employees on either an insured or permissibly self-insured basis.

1.7
"Injured Worker(s)" means an employee covered under a Workers' Compensation Plan, whose Employer, Administrator or Carrier has contracted for services under the Anthem Workers' Compensation Network.

1.8
"Plan" means Anthem, an Affiliate or Carrier as designated by Anthem, and/or an Other Payor. For purposes of this Attachment, when the term "Plan" applies to an entity other than Anthem, "Plan" shall be construed to only mean such entity.

1.9
"Utilization Review" means a function performed by Plan to assess the frequency, duration, level and medical appropriateness of care and services to determine that they are, or were, reasonably required to cure or relieve the injury or illness in accordance with the State of Kentucky's workers' compensation laws and regulations, and any applicable Regulatory Requirements, accepted for coverage under a Workers' Compensation Plan.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Indiana Provider AgreementKY Pthwy Trans Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	88	1841672798 #1350526454

1.10
"Workers' Compensation Plan" means an Employer's obligation and undertaking to pay benefits as required under the State of Kentucky's workers' compensation laws and regulations, and a Carrier's policies of workers' compensation insurance issued by Carrier.

ARTICLE II

SERVICES/OBLIGATIONS

2.1
Injured Worker(s) Compensable Medical Care. Provider shall provide to Injured Worker(s) Compensable Medical Care which is Medically Necessary and which is in accordance with this Attachment and the State of

Kentucky's workers' compensation laws and regulations. Provider shall provide and maintain Injured Worker(s) continuity of care, including timely referral of Injured Worker(s) to specialists within the Anthem Workers' Compensation Network.

2.2
Utilization Review. Provider agrees to comply with the Utilization Review guidelines as required by the State of Kentucky's workers' compensation laws and regulations.

2.3
Non-Compensable Medical Care. Provider agrees that if care rendered to an Injured Worker(s) is subsequently deemed not to be Compensable Medical Care by the Carrier or Administrator or by judicial order, no payment will be made unless treatment has been authorized by the Carrier and such care was Medically Necessary. Should there be a dispute by or among the Injured Worker(s), the Carrier, and or Administrator whether or not services are Compensable Medical Care, Provider shall not make any attempt to collect for such care from the Injured Worker(s) until a final determination between the Carrier, Administrator and Injured Worker(s) that care is not Compensable Medical Care, except Provider may take what steps are reasonably necessary to preserve any claim for benefits that may be available for the non-occupational medical care of the Injured Worker(s) under any insurance, health plan coverage or similar program.

2.4
Refund for non-Medically Necessary Care. Provider agrees that if care is rendered to an Injured Worker(s) and is subsequently determined not to be Medically Necessary, after payment for such services by Affiliate or Other Payor, Provider shall reimburse Affiliate or Other Payor the full amount paid Provider for such non- Medically Necessary Care. If Affiliate or Other Payor opts for reimbursement, full reimbursement shall be due within thirty (30) days of request for reimbursement.

2.5
Reports. Provider shall provide to Administrators, Carriers, Workers' Compensation Plan, or their representatives, all reports and information as required under the State of Kentucky's workers' compensation laws and regulations.

2.6
Injured Workers of Other Payors of Affiliates. Provider agrees that Anthem has the right to permit access to its Workers' Compensation Network to non-Plan Workers' Compensation Payors. When the Participating Provider is utilized by an Other Payor, Affiliate or Other Carrier, Provider agrees to provide Compensable Medical Care to Injured Worker(s) of the Other Payor in accordance with the terms of this Participation Attachment. All duties owed to Anthem by Participating Provider shall be owed to such Affiliate or Other Payor.

2.7
Reimbursement. Reimbursement for Medically Necessary Compensable Medical Care provided to Injured Worker on or after the effective date of this Attachment shall be set forth on the PCS.

2.8
Injured Worker Liability. Provider agrees that the only charges for which an Injured Worker(s) may be liable and be billed by Provider shall be for medical services that are non-Compensable Medical Care.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Indiana Provider AgreementKY Pthwy Trans Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	89	1841672798 #1350526454

2.9
Hold Harmless. Provider shall not charge Injured Worker(s) for Compensable Medical Care denied by reason of not being Medically Necessary.

2.10
Medical Record Review. Provider agrees to cooperate in Utilization Review programs for the purpose of avoiding unnecessary or unduly costly Covered Services while ensuring the delivery of quality health care for Injured Worker(s). Plan may conduct medical record review of Claims submitted by Participating Provider prior to payment. Neither Plan nor the Injured Worker(s) shall be obligated to pay for any services that Plan determines to be Medically un-Necessary, and Participating Provider agrees not to bill Injured Worker(s) for such services.

2.11
Provider Treatment. Provider agrees to treat Injured Worker(s) with new and existing work related injuries.

2.12
Other Payors. Access to the Anthem Workers' Compensation Network may be sold, leased, transferred or conveyed to Other Payors, which may include workers' compensation insurers, self insurer's security fund, a group of self-insured employers, a joint powers of authority, the state, third party administrators, or other covered employers as permitted under the State of Kentucky's workers' compensation laws and regulations. Anthem will provide within thirty (30) days of receipt of a written request from Provider a summary of all Other Payors currently eligible to pay the negotiated rates under this Attachment as a result of their arrangement with Anthem. Anthem requires such Other Payors to actively encourage Injured Workers including those covered by workers' compensation carriers to use Participating Providers when obtaining medical care through the use of one or more of the following: reduced Cost Share, premium discounts directly attributable to the use of a Participating Provider, financial penalties directly attributable to the non-use of a Participating Provider, providing Injured Workers with the names, addresses and phone numbers of Participating Providers in advance of their selection of a health care provider through the use of provider directories, toll-free telephone numbers and internet web site addresses. In the event Anthem enters into an arrangement with an Other Payor that does not require such active encouragement of the use of the Anthem Workers' Compensation Network, Provider shall be allowed to decline to provide services to such Other Payor.

Provider agrees that when the Anthem Workers' Compensation Network is utilized by an Affiliate or Other Payor, Provider agrees to provide services to Injured Workers including those covered by workers' compensation carriers of that Affiliate or Other Payor in accordance with the terms of this Attachment. Anthem agrees to pre-qualify Other Payors with respect to determining their ability to pay Claims in accordance with the rates as set forth in this Attachment. In all events, however, Provider shall look for payment only to the particular Affiliate or Other Payor that covers the particular services for which Provider seeks to be compensated (except for applicable Cost Shares or other obligations of Injured Workers.) Anthem shall use its best efforts to assure Other Payors compensate Provider in accordance with the rates as set forth in this Attachment. In the event any such Other Payor fails to make required payments, Provider may seek payment from the Injured Worker (up to the rates specified herein) unless prohibited by applicable law. When an Other Payor utilizes the Anthem Workers' Compensation Network, Provider shall follow such Other Payor's specified utilization review requirements.

ARTICLE III GENERAL PROVISIONS

3.1
Timely Payment. Affiliate, Carrier, or Other Payor shall pay Provider within thirty (30) working days of receipt of the accurate and complete doctor's first report and each subsequent required report thereafter as required under the State of Kentucky's workers' compensation laws and regulations and billings which are accurate and complete.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Indiana Provider AgreementKY Pthwy Trans Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	90	1841672798 #1350526454

3.2
Anthem as Intermediary. Anthem, under this Attachment, acts as an intermediary of the Carriers, Other Payors, Administrators and Employers with which it contracts, and no financial obligations are assumed by Anthem. Money refunded or returned to Anthem by Provider is received by Anthem on behalf of the Administrator, Carrier, Other Payor or Employer responsible for the original payment.

3.3
Inconsistencies. In the event of an inconsistency between terms of this Attachment and the terms and conditions set forth in the Agreement, the terms and conditions of this Attachment shall govern. Except as set forth herein all other terms and conditions of the Agreement shall remain in full force and effect.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Indiana Provider AgreementKY Pthwy Trans Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	91	1841672798 #1350526454

ARTICLE IV

TERM AND TERMINATION

4.1
Term of Participation Attachment. This Attachment shall become effective on the Effective Date and shall continue in effect unless otherwise terminated as provided for in this Attachment or in the Agreement.

4.2
Termination Without Cause. Either party may terminate this Attachment without cause at any time by giving at least one hundred eighty (180) days prior written notice of termination to the other party.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Indiana Provider AgreementKY Pthwy Trans Attachment © 2022 Mar - Anthem InsuranceCompanies, Inc AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	92	1841672798 #1350526454

PLAN COMPENSATION SCHEDULE ("PCS")

I.
DEFINITIONS

"Per Relative Value Unit" ("RVU") means the Anthem Rate for each unit of service based on the CMS, Agency or other (e.g., American Society of Anesthesiologists (ASA)) defined Relative Value Unit (RVU).

II.
GENERAL PROVISIONS

Coding Updates. Coded Service Identifier(s) used to define specific rates are updated from time to time to reflect new, deleted or replacement codes. Anthem shall use commercially reasonable efforts to update all applicable Coded Service Identifiers within sixty (60) days of release by CMS or other applicable authority. When billing codes are updated, Provider is required to use appropriate replacement codes for Claims for Covered Services, regardless of whether this Agreement has been amended to reflect changes to standard billing codes. If Provider bills a new, replacement or revised code prior to the effective date of such code, the Claim will be rejected or denied and the Provider shall resubmit Claim with correct code. In addition, Claims with codes which have been deleted will be rejected or denied.

Reimbursement for Subcontractors. If Anthem has a direct contract with the subcontractor, the direct contract shall prevail over this Agreement and the subcontractor shall bill Anthem under the direct contract for any subcontracted services, with the exception of nursing services provided for Home Infusion Therapy, or unless otherwise agreed to by the parties. The subcontracted entity shall bill Anthem directly under the subcontracted entity's Anthem agreement for the subcontracted services. Provider shall not bill Anthem for such subcontracted entity's services. Provider acknowledges and agrees that the reimbursement Anthem has agreed to pay the subcontracted entity as set forth in the subcontracted entity's agreement shall represent payment in full for such subcontracted entity's services.

III.
PROVIDER TYPE

Specialty Physician Group Obligations. Provider is designated as a Specialty Care Provider ("SCP" or "Specialty Care Provider") for those Network(s) designated on the Provider Networks Attachment of the Agreement.

Except in case of an Emergency, or as otherwise set forth in the Member's Health Benefit Plan, or required by Regulatory Requirements, prior to treating a Member, Specialty Care Provider agrees to obtain a referral, in accordance with Member's Health Benefit Plan, from a Primary Care Provider ("PCP") who is primarily responsible for providing or authorizing the professional services as set forth in the Health Benefit Plan.

A Provider who is a Primary Care Provider, or a gynecologist or obstetrician, shall provide Health Services or make arrangements for the provision of Health Services to Members on a twenty-four (24) hour per day, seven

(7) day a week basis to assure availability, adequacy, and continuity of care to Members. In the event a Provider is not one of the foregoing described Providers, then Provider shall provide Health Services to Members on a twenty-four (24) hour per day, seven (7) day a week basis or at such times as Health Services are typically provided by similar providers to assure availability, adequacy, and continuity of care to Members. If Provider is unable to provide Health Services as described in the previous sentence, Provider will arrange for another Network Provider to cover Provider's patients in Provider's absence.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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IV.
SPECIFIC REIMBURSEMENT TERMS COMMERCIAL BUSINESS

Allowances for Injectable/Infusible/Oral Drugs, Vaccines and Radiopharmaceutical Agents. Plan shall automatically update its allowance for injectable/infusible/oral drugs, vaccines and radiopharmaceutical agents on a quarterly basis in accordance with the quarterly updates made by CMS to its drug pricing file or any other external or internal source as set forth in this PCS. Retroactive adjustments made by CMS to its drug pricing file shall be inapplicable to Anthem's fee allowances and payment responsibility.

Out-of-Network Compensation. Except for Government Programs, if Provider renders services to a Member who accesses a Network in which Provider does not participate, Provider will receive compensation as follows:

Plan shall compensate Provider for Emergency Services rendered to a Member based on the applicable Indemnity/Traditional/Standard Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share.

Except for Emergency Services, if the Member's Health Benefit Plan requires authorization by the Plan or a Provider for out of Network Covered Services in order for the Member to have the highest level of benefits, and such authorization has been given, then Plan shall compensate Provider for such authorized Covered Services based on the applicable Participating Provider ("Indemnity/Traditional/Standard") Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share. Except for Emergency Services, if the Member's Health Benefit Plan does not have out-of-network benefits unless authorized by the Plan or Provider, Plan shall have no liability for Health Services rendered without such authorization. In that event, Provider shall bill the Member for Health Services rendered.

Except for Emergency Services, if the Member's Health Benefit Plan has out-of-network benefits without authorization being required by the Plan or Provider, and no authorization has been given, then Plan will compensate Provider for Covered Services based on the Anthem Rate established for the Network and/or product that supports the Member's Health Benefit Plan. For example, if the Member's access is supported by PPO Network, compensation is based on the applicable Anthem Rate for the PPO Network. Provider shall only bill for the applicable Cost Share as well as any amount designated as the Member's responsibility on the Provider payment voucher (or other written notice of explanation of payment). In no event shall payment from Plan and the Member exceed Provider's Charge for such Covered Services.

MEDICARE ADVANTAGE

Provider shall be compensated at one hundred percent (100%) of the current Anthem Medicare Advantage Rate in effect at the time the Medicare Advantage Covered Service is rendered. The Anthem Medicare Advantage Rates may be amended from time to time as to apply changes in rates or methodology.

When determining the Anthem Medicare Advantage Rate, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The Anthem Medicare Advantage Rate shall not include any bonus payment or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Anthem notifies Provider otherwise, in the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

INDIANA MEDICAID PROGRAM(S)

Healthy Indiana Plan (HIP):

Rates are based on one hundred percent (100%) of the CMS Medicare Fee Schedule or one hundred thirty percent (130%) of the Indiana State Medicaid Fee Schedule if the service does not have a Medicare reimbursement rate, except for those Coded Service Identifiers set forth in the attached Government Program(s) PCS Attachment or Provider's Charges, whichever is less. Payment for Medicaid Covered Services submitted with the Coded Service Identifier(s) set forth in the attached Government Program(s) PCS Attachment, will be reimbursed based on the Anthem Rate corresponding to the Coded Service Identifier(s).

Provider acknowledges that reimbursement for some Medicaid Covered Services may first be made from the HIP Member's POWER Account, with any remaining balance payable by Anthem. Provider agrees that under no circumstances shall he/she/it balance bill the HIP Member. For purposes of this Attachment, "POWER Account" means an individual health care account funded by, at a minimum, the State of Indiana and the HIP Member and used by that Member to purchase Medicaid Covered Services before their deductible is met.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Indiana ProviderAgreement PCS © 2022 July - Anthem Insurance Companies, Inc AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	95	1841672798 #1350526454

Nothing in this Attachment shall be interpreted as interfering with Provider's ability to hold HIP Members liable for the Emergency Services copayment or payment of Medicaid Covered Services with POWER Account funds before the HIP Member's deductible has been met.

Government Program(s) PCS Attachment

Healthy Indiana Plan (HIP)
Coded Service Identifier(s)/Provider Type(s)	Anthem Rate
Advance Practice Nurse and/or Physician Assistant working as a Primary Care Provider (PCP) – billing with the NPI assigned to the Advance Practice Nurse or Physician Assistant

[**]of the HIP Anthem Rate

[**]of the HIP Anthem Rate for the following Covered Services billed with the applicable codes: Radiology (70010 – 79999)

Pathology and Lab (80048 – 89399)

Immunizations (90281-90799)

Level II HCPC codes (A0021-A9999,B4034- B9999, C1010-C9711, D0120-D9999, EE0100- E2599, G0001-G9016, J0120-J9999, K0001- K0620, L0100-L9900, P2028-P9615, Q0035- Q4077, R0070-R0076, and S0012-S9999)

Advance Practice Nurse and/or Physician Assistant working as a Specialty Care Provider (SCP) - when billing with NPI assigned to Advance Practice Nurse or Physician Assistant

[**]of the HIP Anthem Rate - Other codes set forth on this Exhibit A shall be reimbursed in accordance with the applicable Anthem Rate identified.

Radiology (70010 – 79999)

Pathology and Lab (80048 – 89399)

Immunizations (90281-90799)

Level II HCPC codes (A0021-A9999,B4034- B9999, C1010-C9711, D0120-D9999, EE0100- E2599, G0001-G9016, J0120-J9999, K0001- K0620, L0100-L9900, P2028-P9615, Q0035- Q4077, R0070-R0076, and S0012-S9999)

Advance Practice Nurse and/or Physician Assistant working as a Specialty Care Physician (SCP) employed by and billing with the NPI assigned to a supervising physician using the modifier SA, HN or HO, as applicable

[**]of the HIP Anthem Rate - Other codes set forth on this Exhibit A shall be reimbursed in accordance with the applicable Anthem Rate identified.
All other provider types not specifically identified otherwise	[**] of the HIP Anthem Rate

KENTUCKY WORKERS' COMPENSATION

For Medically Necessary Compensable Medical Care provided to Injured Worker(s), Provider agrees to accept the lesser of (i) the Anthem Indiana Workers' Compensation Plan Fee Schedule Rate, (ii) Bill Review Allowed or (iii) Provider's Eligible Charges.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

INDIANA WORKERS' COMPENSATION

For Medically Necessary Compensable Medical Care provided to Injured Worker(s) Provider agrees to accept the lesser of (i) the Anthem Indiana Workers' Compensation Plan Fee Schedule Rate, ii) Bill Review Allowed or (iii) Provider's Eligible Charges.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

KY STATE SPECIFIC PROVISIONS

This is a Participation Attachment to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

The provisions in this State Specific Provisions Attachment shall replace the similarly-titled provisions in the Agreement. Notwithstanding the foregoing, there may be other provisions in this State Specific Provisions Attachment that are not set forth in the Agreement, but which shall apply for this state. If there is a conflict between the terms of this State Specific Provisions Attachment and the terms of the Agreement (outside of this State Specific Provisions Attachment), the terms of this State Specific Provisions Attachment shall govern.

The following provisions are required terms and conditions for certain fully insured Health Benefit Plans that are issued in the Commonwealth of Kentucky.

ARTICLE II

SERVICES/OBLIGATIONS

2.5 Submission and Adjudication of Claims. Provider shall submit, and Plan shall adjudicate, Claims in accordance with the applicable Participation Attachment(s), the PCS, the provider manual(s) and Regulatory Requirements. If Provider submits Claims prior to receiving notice of Anthem's approval pursuant to section 2.13, and/or approval of any requested change of status pursuant to section 9.3, then such Claims shall be processed as out of network and Anthem shall not make retroactive adjustments with respect to such Claims.

2.7
Recoupment/Offset/Adjustment for Overpayments. Anthem shall be entitled to offset and recoup an amount equal to any overpayments or improper payments made by Anthem to Provider against any payments due and payable by Anthem to Provider with respect to any Health Benefit Plan under this Agreement. Provider shall voluntarily refund all duplicate or erroneous Claim payments regardless of the cause, with or without request from Plan, including, but not limited to, payments for Claims where the Claim was miscoded, non- compliant with industry standards, or otherwise billed in error, whether or not the billing error was fraudulent, abusive or wasteful. Upon determination by Anthem that any recoupment, improper payment, or overpayment is due from Provider, and Provider has not already voluntarily refunded the amount, Provider must refund the amount to Anthem within thirty (30) days of when Anthem notifies Provider. If such reimbursement is not received by Anthem within the thirty (30) days following the date of such notice, then Plan may offset future Claim payments in accordance with and within the time frames established by KRS 304.17A-714, or other applicable Regulatory Requirements. For Claims that are not subject to KRS 304.17A-714 or other applicable Regulatory Requirements, Plan may offset future Claim payments in lieu of a refund, except to the extent as may be set forth in a Participation Attachment(s). In such event, Provider agrees that all future Claim payments applied to satisfy Provider's repayment obligation shall be deemed to have been paid in full for all purposes, including section 2.6.1. Should Provider disagree with any determination by Plan that Provider has received an overpayment, Provider shall have the right to appeal such determination under Anthem's procedures set forth in the provider manual, and such appeal shall not suspend Anthem's right to recoup the overpayment amount during the appeal process. Anthem reserves the right to employ a third party collection agency in the event of non-payment.

2.8
Use of Subcontractors. Provider and Plan may fulfill some of their duties under this Agreement through subcontractors. For purposes of this provision, subcontractors shall include, but are not limited to, vendors and non-Participating Providers that provide supplies, equipment, staffing, and other services to Members

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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at the request of, under the supervision of, and/or at the place of business of Provider. Unless otherwise set forth in a Participation Attachment(s), Provider shall provide Anthem with thirty (30) days prior notice of any Health Services subcontractors with which Provider may contract to perform Provider's duties and obligations under this Agreement, and Provider shall remain responsible to Plan for the compliance of his/her/its subcontractors with the terms and conditions of this Agreement as applicable, including, but not limited to, the Payment in Full and Hold Harmless provisions herein.

2.9
Compliance with Provider Manual(s) and Policies, Programs and Procedures. Provider agrees to cooperate and comply with, Anthem provider manual(s), and all other policies, programs and procedures (collectively "Policies") established and implemented by Plan applicable to the Network(s) in which Provider participates. Anthem or its designees may modify the provider manual(s) and its Policies by making a good faith effort to provide notice to Provider at least ninety (90) days in advance of the effective date of material modifications for business subject to Kentucky state law, and at least thirty (30) days in advance of the effective date of material modifications for all other lines of business thereto.

2.11 Networks and Provider Panels. Provider shall be eligible to participate in those Networks designated on the Provider Networks Attachment of this Agreement. Provider shall not be recognized as a Participating Provider in such Networks until the later of: 1) the Effective Date of this Agreement or; 2) Provider has met Plan's applicable credentialing requirements, standards of participation and accreditation requirements. Provider acknowledges that Plan may develop, discontinue, or modify new or existing Networks, products and/or programs. In addition to those Networks designated on the Provider Networks Attachment, Anthem may also identify Provider as a Participating Provider in additional Networks, products and/or programs designated in writing from time to time by Anthem. The terms and conditions of Provider's participation as a Participating Provider in such additional Networks, products and/or programs shall be on the terms and conditions as set forth in this Agreement unless otherwise agreed to in writing by Provider and Anthem.

In addition to and separate from Networks that support some or all of Plan's products and/or programs (e.g., HMO, PPO and Indemnity products), Provider further acknowledges that certain Health Services, including by way of example only, laboratory or behavioral health services, may be provided exclusively by designated Participating Providers (a "Health Services Designated Network"), as determined by Plan. Provider agrees to refer Members to such designated Participating Providers in a Health Services Designated Network for the provision of certain Health Services, even if Provider performs such services. Notwithstanding any other provision in this Agreement, if Provider provides a Health Service to a Member for which Provider is not a designated Participating Provider in a Health Services Designated Network, then Provider agrees that he/she/it shall not be reimbursed for such services by Anthem, Plan or the Member, unless Provider was authorized to provide such Health Service by Plan.

2.14 Adjustment Requests. If Provider believes a Claim has been improperly adjudicated for Covered Service for which Provider timely submitted a Clean Claim to Plan, Provider must submit a request for an adjustment to Plan per the requirements set forth in the provider manual(s) or applicable Participation Attachment(s). Adjustment requests submitted that do not comply with such requirements may be denied for payment, and Provider shall not be permitted to bill Anthem, Plan, or the Member for those Covered Services for which payment was denied.

2.18 Request for Fees. Upon request by Provider, Plan shall provide Provider with the payment or fee schedules or other information sufficient to enable Provider to determine the amount and manner of payments under the Agreement for Provider's services. This does not prohibit Plan from making any part of the information requested available electronically or via a web site.

ARTICLE VIII

TERM AND TERMINATION

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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8.2 This provision intentionally left blank.

8.4
Immediate Termination.

8.4.1
This Agreement or any Participation Attachment(s) may be terminated immediately by Anthem if:

8.4.1.1
Provider commits any act or conduct for which his/her/its license(s), permit(s), or any governmental or board authorization(s) or approval(s) necessary for business operations or to provide Health Services are lost or voluntarily surrendered in whole or in part; or

8.4.1.2
Provider commits fraud or makes any material misstatements or omissions on any documents related to this Agreement which Provider submits to Anthem or to a third party; or

8.4.1.3
Provider files a petition in bankruptcy for liquidation or reorganization by or against Provider, if Provider becomes insolvent, or makes an assignment for the benefit of its creditors without Anthem's written consent, or if a receiver is appointed for Provider or its property; or
8.4.1.4
Provider's insurance coverage as required by this Agreement lapses for any reason; or

8.4.1.5
Provider fails to maintain compliance with Plan's applicable credentialing requirements, accreditation requirements or standards of participation; or

8.4.1.6
Anthem reasonably believes based on Provider's conduct or inaction, or allegations of such conduct or inaction, that the well-being of patients may be jeopardized; or

8.4.1.7
Provider has been abusive to a Member, an Anthem employee or representative; or

8.4.1.8
Provider and/or his/her/its employees, contractors, subcontractors, or agents are ineligible, excluded, suspended, terminated or debarred from participating in a Government Program, and in the case of an employee, contractor, subcontractor or agent, Provider fails to remove such individual from responsibility for, or involvement with, the Provider's business operations related to this Agreement, or if Provider has voluntarily withdrawn his/her/its participation in any Government Program as the result of a settlement agreement; or

8.4.1.9
Provider is convicted or has been finally adjudicated to have committed a felony or misdemeanor, other than a non-DUI related traffic violation.

8.4.1.10
Anthem discontinues the Network(s) in which Provider participates, discontinues operations in Provider's geographic area, or discontinues contracting with Provider's specialty type.

8.4.2
This Agreement may be terminated immediately by Provider if:

8.4.2.1
Anthem commits any act or conduct for which its license(s), permit(s), or any governmental or board authorization(s) or approval(s) necessary for business operations are lost or voluntarily surrendered in whole or in part; or

8.4.2.2
Anthem commits fraud or makes any material misstatements or omissions on any documents related to this Agreement which it submits to Provider or to a third party; or

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	100	1841672798 #1350526454

8.4.2.3
Anthem files for bankruptcy, or if a receiver is appointed.

8.7 Continuation of Care Upon Termination. If this Agreement or any Participation Attachment terminates for any reasons other than one of the grounds set forth in the "Immediate Termination" section, then Provider shall at Anthem's discretion, continue to provide Covered Services to Members under this Agreement or any terminating Participation Attachment as applicable, in accordance with Regulatory Requirements. During such continuation period, Provider agrees to: (i) accept reimbursement from Anthem for all Covered Services furnished hereunder in accordance with this Agreement and at the rates set forth in the PCS attached hereto; and (ii) adhere to Anthem's Policies, including but not limited to, Policies regarding quality assurance requirements, referrals, pre-authorization and treatment planning.

ARTICLE IX GENERAL PROVISIONS

9.1 Amendment. Except as otherwise provided for in this Agreement, Anthem retains the right to amend this Agreement, the Anthem Rate, any attachments or addenda by making a good faith effort to provide notice to Provider at least thirty (30) days in advance of the effective date of the amendment. Except to the extent that Anthem determines an amendment is necessary to effectuate Regulatory Requirements, if Provider objects to the amendment, prior to its effective date, then Provider has the right to terminate this Agreement, and such termination shall take effect on the later of the amendment effective date identified by Anthem or one hundred eighty (180) days from the date Provider has provided notice of his/her/its intention to terminate the Agreement pursuant to this section. Failure of Provider to provide such notice to Anthem within the time frames described herein will constitute acceptance of the amendment by Provider.

9.1.1 Except as otherwise provided for in this Agreement, for Networks, products and/or programs that are subject to state law, Anthem retains the right to amend this Agreement, the provider manual, any attachments or addenda. If such an amendment results in a material change as that term is defined under KRS 304.17A-235, Anthem shall provide notice of such amendment at least ninety (90) days before the proposed effective date of the amendment. If the Provider objects to the amendment, the Provider must provide written notice of the objection within thirty (30) days of receipt of the notice of the Amendment. If the parties cannot reach an agreement, the Provider may terminate this Agreement pursuant to its original terms within thirty (30) days prior to the proposed effective date of the Amendment. If the Provider fails to timely object to the proposed Amendment, the Amendment shall become effective as to that Provider. If the Amendment relates to the Provider's inclusion in any new or modified insurance product or proposes changes to the Provider's network membership, the amendment shall only take effect upon the Provider's acceptance as evidenced by the Provider's signature.

9.3
Scope/Change in Status.

9.3.1
Anthem and Provider agree that this Agreement applies to Health Services rendered by Provider at the Provider's location(s) on file with Anthem. Anthem may, in its discretion, limit this Agreement to Provider's locations, operations, business or corporate form, status or structure in existence on the Effective Date of this Agreement and prior to the occurrence of any of the events set forth in subsections 9.3.1.1 – 9.3.1.5. Unless otherwise required by Regulatory Requirements, Provider shall provide at least ninety (90) days prior written notice of any such event.

9.3.1.1
Provider (a) sells, transfers or conveys his/her/its business or any substantial portion of his/her/its business assets to another entity through any manner including but not limited to a stock, real estate or asset transaction or other type of transfer; (b) is otherwise acquired or controlled by any other entity through any manner, including but

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	101	1841672798 #1350526454

not limited to purchase, merger, consolidation, alliance, joint venture, partnership, association, or expansion; or

9.3.1.2
Provider transfers control of his/her/its management or operations to any third party, including Provider entering into a management contract with a physician practice management company or with another entity which does not manage Provider as of the Effective Date of this Agreement, or there is a subsequent change in control of Provider's current management company; or

9.3.1.3
Provider acquires or controls any other medical practice, facility, service, beds or entity; or

9.3.1.4
Provider changes his/her/its locations, business or operations, corporate form or status, tax identification number, or similar demographic information; or

9.3.1.5
Provider creates or otherwise operates a licensed health maintenance organization or commercial health plan (whether such creation or operation is direct or through a Provider affiliate).

9.3.2
Notwithstanding the termination provisions of Article VIII, and without limiting any of Anthem's rights as set forth elsewhere in this Agreement, Anthem shall have the right to terminate this Agreement by giving at least sixty (60) days written notice to Provider if Anthem determines, that as a result of any of the transactions listed in subsection 9.3.1, Provider cannot satisfactorily perform the obligations hereunder, or cannot comply with one or more of the terms and conditions of this Agreement, including but not limited to the confidentiality provisions herein; or Anthem elects in its reasonable business discretion not to do business with Provider, the successor entity or new management company, as a result of one or more of the events as set forth in subsection 9.3.1.

9.3.3
Provider shall provide Anthem with thirty (30) days prior written notice of:

9.3.3.1
Addition or removal of individual provider(s) who are employed or subcontracted with Provider, if applicable. Any new individual providers must meet Anthem's credentialing requirements or other applicable standards of participation prior to being designated as a Participating Provider; or

9.3.3.2
A change in mailing address.
9.3.4
If Provider is acquired by, acquires or merges with another entity, and such entity already has an agreement with Anthem, Anthem will determine in its sole discretion which Agreement will prevail.

9.3.5
Within forty-five (45) days of receipt of the written notice from Provider, Anthem shall notify Provider in writing whether it consents to the Change(s) (e.g., add a new location or acquired entity to this Agreement); and that new location/entity meets criteria for participation and has been added to the Agreement. New location/entity should not begin seeing Members until notified of acceptance into Networks.

9.5 Entire Agreement. This Agreement, exhibits, attachments, appendices, and amendments hereto, together with any items incorporated herein by reference, constitute the entire understanding between the parties and supersedes all prior oral or written agreements between them with respect to the matters provided for herein. If there is an inconsistency between any of the provisions of this Agreement and the provider manual(s) or Policies, then this Agreement shall govern. In addition, if there is an inconsistency between

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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the terms of this Agreement and the terms provided in any attachment to this Agreement, then the terms provided in that attachment shall govern.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	103	1841672798 #1350526454

COMMERCIAL BUSINESS PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ARTICLE II

SERVICES/OBLIGATIONS

2.1
Participation-Networks Supporting Commercial Business. As a participant in one or more Networks supporting Plan's Commercial Business as set forth on the Provider Networks Attachment of the Agreement, Provider will render Commercial Business Covered Services to Commercial Business Members in accordance with the terms and conditions of the Agreement and this Attachment. Except as set forth in this Attachment, or the PCS, all terms and conditions of the Agreement will apply to Provider's participation in Networks supporting Plan's Commercial Business. The terms and conditions set forth in this Attachment are limited to the provision of and payment for Health Services provided to Commercial Business Members.

2.1.1
This provision intentionally left blank.

2.1.2
Provider agrees to participate in Anthem's exchange network(s) set forth on the Provider Networks Attachment, which may support both products or programs offered by Anthem through state-based, regional or federal health insurance exchanges ("Exchanges") established by the Patient Protection and Affordable Care Act and products or programs offered by Anthem outside of Exchanges. Provider acknowledges and understands that products or programs offered through or outside of the Exchanges may differ, and that such products or programs are subject to Regulatory Requirements. Provider agrees to abide by all Regulatory Requirements of the Exchanges as they exist and as they may be amended or changed from time to time. Should Anthem change the name of the exchange network(s) set forth on the Provider Networks Attachment, it shall notify Provider.

2.3
Submission and Adjudication of Commercial Business Claims. Unless otherwise instructed, or required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within ninety (90) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the ninety (90) day period will not begin until Provider receives notification of primary payor's responsibility.

2.3.1
Provider agrees to provide to Anthem, unless otherwise instructed, at no cost to Anthem, Plan or the Commercial Business Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Complete Claims for Commercial Business Covered Services. Once Anthem determines Plan has any payment liability, all Complete Claims will be paid in accordance with the terms and conditions of a Commercial Business Member's Health Benefit Plan, the PCS, and the provider manual(s).

2.3.2
Provider agrees to submit Claims and applicable attachments to the Claims in an electronic format consistent with industry standards and as set forth in the provider manual(s), unless otherwise mandated by applicable Regulatory Requirements.

2.3.3
If Anthem or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within sixty (60) days, or before the expiration of the ninety (90) day period referenced in section 2.3 above, whichever is longer.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	104	Kentucky Provider Agreement Commercial Attachment © 2022 Mar Anthem HealthPlans of Kentucky, Inc. Louisville, KY 1841672798 #1350526454

2.3.4
In no event, shall Provider bill, collect, or attempt to collect payment from the Commercial Business Member for Claims Plan receives after the applicable period(s) as set forth in section 2.3 above, regardless of whether Plan pays such Claims.

2.3.5
In all events, however, Provider shall only look for payment (except for applicable Cost Shares or other obligations of Commercial Business Members) from the Plan that provides the Health Benefit Plan for the Commercial Business Member for Commercial Business Covered Services rendered.

2.4
Plan Payment Time Frames. Unless otherwise set forth by statute, regulation, or the Commercial Business Member's Health Benefit Plan, Anthem shall require Plans or their designees to make payment or arrange for payment for all complete and accurate Claims for Commercial Business Covered Services submitted by Provider in accordance and within the time frames established by KRS 304.17A-702 or other applicable Regulatory Requirements. For Claims for Commercial Business Covered Services that are neither subject to KRS 304.17A-702, nor other applicable Regulatory Requirements, Anthem shall require Plans or their designees to make a good faith attempt to make payment or arrange for payment for all such Claims submitted by Provider within ninety (90) days, exclusive of Claims that have been suspended due to the need to determine Medical Necessity, or the extent of Plan's payment liability, if any, because of issues such as coordination of benefits, subrogation or verification of coverage.

2.8 Use of Subcontractors. Provider and Plan may fulfill some of their duties under this Agreement through subcontractors. Provider shall provide Anthem with at least ninety (90) days prior notice of any Health Services subcontractors with which Provider may contract to perform Provider's duties and obligations under this Agreement. Provider shall provide Anthem with a sample contract of any agreement between Provider and such subcontractors at least ninety (90) days prior to the commencement of such subcontractor(s)' services, for the purpose of Anthem's filing such agreement with the Kentucky Department of Insurance, as required by KRS 304.17A-527(1)(e). Provider shall require such subcontractors to abide by the terms and conditions of this Agreement, including the provisions of KRS 304.17A, and shall indemnify Anthem, Plan, and Commercial Business Members for any failure of any subcontractor to so comply. Provider agrees that Anthem may contract directly with any Health Services providers rather than relying on the subcontracting arrangements entered by Provider. If Anthem has a direct contract with the subcontractor ("direct contract"), the direct contract shall prevail over this Agreement.

ARTICLE III TERMINATION

3.1 Termination-Commercial Business Attachment and/or Network(s). At any time, Provider may terminate, without cause, Provider's participation in one or more Commercial Network(s) designated on the Provider Networks Attachment, or this Attachment by giving at least one hundred eighty (180) days prior written notice of termination to Anthem. Following any termination as described herein, the remainder of the Agreement shall remain in full force and effect, if applicable.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	105	Kentucky Provider Agreement Commercial Attachment © 2022 Mar Anthem HealthPlans of Kentucky, Inc. Louisville, KY 1841672798 #1350526454

INDIANA WORKERS' COMPENSATION PARTICIPATION ATTACHMENT TO THE ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

This is a Workers' Compensation Participation Attachment (the "Attachment") to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement") entered into by and between Anthem and Provider and is incorporated into the Agreement.

ARTICLE I

DEFINITIONS

The following definitions shall apply to this Attachment. Terms not otherwise defined in this Attachment shall carry the meaning set forth in the Agreement or a Participation Attachment(s) as applicable.

1.1
"Administrator" means an entity, either internal or external to an employer, authorized by a permissibly self- insured employer to administer its Injured Worker(s) claims.

1.2
"Anthem Workers' Compensation Network" means an Anthem health care delivery network which includes Participating Providers that have expertise in the field of occupational medicine providing treatment to injured workers covered by an insured or permissibly self-insured workers' compensation plan as well as preparation of documentation of work-related injuries in compliance with the State of Indiana's workers' compensation laws and regulations.

1.3
"Bill Review Allowed" means the applicable workers' compensation state fee schedule or usual and customary allowable for the state in which Provider is located or the Injured Worker's claims jurisdiction state, if mandated by that state, or other official methods of reimbursement as allowed by a specific state when not based on applicable workers' compensation state fee schedule and in effect on the date the services or expenses were incurred.

1.4
"Carrier" means a workers' compensation insurance company duly authorized to do business in the State of Indiana by the Department of Insurance. For purposes of this Attachment, Carriers shall be considered Other Payors.

1.5
"Compensable Medical Care" means medical care determined by the Carrier or Administrator to be covered under a Workers' Compensation Plan.

1.6
"Employer" means a business providing Workers' Compensation insurance to its employees on either an insured or permissibly self-insured basis.

1.7
"Injured Worker(s)" means an employee covered under a Workers' Compensation Plan, whose Employer, Administrator or Carrier has contracted for services under the Anthem Workers' Compensation Network.

1.8
"Plan" means Anthem, an Affiliate or Carrier as designated by Anthem, and/or an Other Payor. For purposes of this Attachment, when the term "Plan" applies to an entity other than Anthem, "Plan" shall be construed to only mean such entity.

1.9
"Utilization Review" means a function performed by Plan to assess the frequency, duration, level and medical appropriateness of care and services to determine that they are, or were, reasonably required to cure or relieve the injury or illness in accordance with the State of Indiana's workers' compensation laws and regulations, and any applicable Regulatory Requirements, accepted for coverage under a Workers' Compensation Plan.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	106	Kentucky Provider Agreement Commercial Attachment © 2022 Mar Anthem HealthPlans of Kentucky, Inc. Louisville, KY 1841672798 #1350526454

1.10
"Workers' Compensation Plan" means an Employer's obligation and undertaking to pay benefits as required under the State of Indiana's workers' compensation laws and regulations, and a Carrier's policies of workers' compensation insurance issued by Carrier.

ARTICLE II

SERVICES/OBLIGATIONS

2.1
Injured Worker(s) Compensable Medical Care. Provider shall provide to Injured Worker(s) Compensable Medical Care which is Medically Necessary and which is in accordance with this Attachment and the State of Indiana's workers' compensation laws and regulations. Provider shall provide and maintain Injured Worker(s) continuity of care, including timely referral of Injured Worker(s) to specialists within the Anthem Workers' Compensation Network.

2.2
Utilization Review. Provider agrees to comply with the Utilization Review guidelines as required by the State of Indiana's workers' compensation laws and regulations.

2.3
Non-Compensable Medical Care. Provider agrees that if care rendered to an Injured Worker(s) is subsequently deemed not to be Compensable Medical Care by the Carrier or Administrator or by judicial order, no payment will be made unless treatment has been authorized by the Carrier and such care was Medically Necessary. Should there be a dispute by or among the Injured Worker(s), the Carrier, and or Administrator whether or not services are Compensable Medical Care, Provider shall not make any attempt to collect for such care from the Injured Worker(s) until a final determination between the Carrier, Administrator and Injured Worker(s) that care is not Compensable Medical Care, except Provider may take what steps are reasonably necessary to preserve any claim for benefits that may be available for the non-occupational medical care of the Injured Worker(s) under any insurance, health plan coverage or similar program.

2.4
Refund for non-Medically Necessary Care. Provider agrees that if care is rendered to an Injured Worker(s) and is subsequently determined not to be Medically Necessary, after payment for such services by Affiliate or Other Payor, Provider shall reimburse Affiliate or Other Payor the full amount paid Provider for such non- Medically Necessary care. If Affiliate or Other Payor opts for reimbursement, full reimbursement shall be due within thirty (30) days of request for reimbursement.

2.5
Reports. Provider shall provide to Administrators, Carriers, Workers' Compensation Plan, or their representatives, all reports and information as required under the State of Indiana's workers' compensation laws and regulations.

2.6
Injured Workers of Other Payors of Affiliates. When the Participating Provider is utilized by an Other Payor, Affiliate or Other Carrier, Provider agrees to provide Compensable Medical Care to Injured Worker(s) of the Other Payor in accordance with the terms of this Attachment. All duties owed to Anthem by Participating Provider shall be owed to such Affiliate or Other Payor.

2.7
Reimbursement. Reimbursement for Medically Necessary Compensable Medical Care provided to Injured Workers on or after the effective date of this Participation Attachment shall be set forth on the PCS.

2.8
Injured Worker Liability. Provider agrees that the only charges for which an Injured Worker(s) may be liable and be billed by Provider shall be for medical services that are non-Compensable Medical Care.

2.9
Hold Harmless. Provider shall not charge Injured Worker(s) for Compensable Medical Care denied by reason of not being Medically Necessary.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	107	Kentucky Provider Agreement Commercial Attachment © 2022 Mar Anthem HealthPlans of Kentucky, Inc. Louisville, KY 1841672798 #1350526454

2.10
Medical Record Review. Provider agrees to cooperate in Utilization Review programs for the purpose of avoiding unnecessary or unduly costly Covered Services while ensuring the delivery of quality health care for Injured Worker(s). Plan may conduct medical record review of Claims submitted by Participating Provider prior to payment. Neither Plan nor the Injured Worker(s) shall be obligated to pay for any services that Plan determines to be not Medically Necessary, and Participating Provider agrees not to bill Injured Worker(s) for such services.

2.11
Provider Treatment. Provider agrees to treat Injured Worker(s) with new and existing work related injuries.

2.12
Other Payors. Access to the Anthem Workers' Compensation Network may be sold, leased, transferred or conveyed to Other Payors, which may include workers' compensation insurers, self insurer's security fund, a group of self-insured employers, a joint powers of authority, the state, third party administrators, or other covered employers as permitted under the State of Indiana's workers' compensation laws and regulations. Anthem will provide within thirty (30) days of receipt of a written request from Provider a summary of all Other Payors currently eligible to pay the negotiated rates under this Attachment as a result of their arrangement with Anthem. Anthem requires such Other Payors to actively encourage Injured Workers, including those covered by workers' compensation carriers, to use Participating Providers when obtaining medical care, providing Injured Workers with the names, addresses and phone numbers of Participating Providers in advance of the selection of a health care provider through the use of provider directories, toll-free telephone numbers and internet web site addresses. In the event Anthem enters into an arrangement with an Other Payor that does not require such active encouragement of the use of the Anthem Workers' Compensation Network, Provider shall be allowed to decline to provide services to such Other Payor.

Provider agrees that when the Anthem Workers' Compensation Network is utilized by an Affiliate or Other Payor, Provider agrees to provide services to Injured Workers including those covered by workers' compensation carriers of that Affiliate or Other Payor in accordance with the terms of this Attachment. Anthem agrees to pre-qualify Other Payors with respect to determining their ability to pay Claims in accordance with the rates as set forth in this Attachment. In all events, however, Provider shall look for payment only to the particular Affiliate or Other Payor that covers the particular services for which Provider seeks to be compensated (except for services deemed non-compensable). Anthem shall use its best efforts to assure Other Payors compensate Provider in accordance with the rates as set forth in this Attachment. In the event any such Other Payor fails to make required payments, Provider may seek payment from the Injured Worker (up to the rates specified herein) unless prohibited by applicable law. When an Other Payor utilizes the Anthem Workers' Compensation Network, Provider shall follow such Other Payor's specified utilization review requirements.

ARTICLE III GENERAL PROVISIONS

3.1
Timely Payment. Affiliate, Carrier, or Other Payor shall pay Provider within thirty (30) working days of receipt of the accurate and complete doctor's first report and each subsequent required report thereafter as required under the State of Indiana's workers' compensation laws and regulations and billings which are accurate and complete.

3.2
Anthem as Intermediary. Anthem, under this Attachment, acts as an intermediary of the Carriers, Other Payors, Administrators and Employers with which it contracts, and no financial obligations are assumed by Anthem. Money refunded or returned to Anthem by Provider is received by Anthem on behalf of the Administrator, Carrier, Other Payor or Employer responsible for the original payment.

3.3
Inconsistencies. In the event of an inconsistency between terms of this Attachment and the terms and conditions set forth in the Agreement, the terms and conditions of this Attachment shall govern. Except as set forth herein all other terms and conditions of the Agreement shall remain in full force and effect.

ARTICLE IV

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	108	Kentucky Provider Agreement Commercial Attachment © 2022 Mar Anthem HealthPlans of Kentucky, Inc. Louisville, KY 1841672798 #1350526454

TERM AND TERMINATION

4.1
Term of Participation Attachment. This Attachment shall become effective on the Effective Date and shall continue in effect unless otherwise terminated as provided for in this Attachment or in the Agreement.

4.2
Termination Without Cause. Either party may terminate this Attachment without cause at any time by giving at least one hundred eighty (180) days prior written notice of termination to the other party.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	109	Kentucky Provider Agreement Commercial Attachment © 2022 Mar Anthem HealthPlans of Kentucky, Inc. Louisville, KY 1841672798 #1350526454

OHIO BLUE CONNECTION HMO NETWORK PARTICIPATION ATTACHMENT TO THE ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

This is a Participation Attachment to the Anthem Blue Cross and Blue Shield Provider Agreement (the "Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

Provider agrees to participate as a Network/Participating Provider in Anthem's Blue Connection HMO Network.

Provider understands that the Anthem Blue Connection HMO Network supports Group Products or Plans effective January 1, 2020 and later. Provider acknowledges that the Anthem Blue Connection HMO Network and the products or Plan Programs it supports are subject to federal and state regulatory requirements, and Provider agrees to abide by all applicable rules, regulations and other requirements as they exist and may be amended or changed from time to time.

Provider agrees to accept the Anthem Blue Connection HMO Network Rate ("Anthem Rate") as set forth in the Plan Compensation Schedule ("PCS") as payment in full, in all circumstances, the applicable Anthem Rate for Covered Services provided to Members covered by Health Benefit Plans supported by the Anthem Blue Connection HMO Network.

Provider shall refer Members only to Anthem Blue Connection HMO Network/Participating Providers who participate in the Anthem Blue Connection HMO Network. In the event necessary Health Services are not available from an Anthem Blue Connection HMO Network Provider, prior to such admittance/referral to a non- network provider, Provider will obtain Anthem's approval.

Provider and Anthem are dedicated to the development of a more effective health care delivery system which emphasizes continuous improvement and increased patient access to high quality, cost-effective care. Provider agrees to cooperate and comply with the quality programs that are established and implemented by Anthem. Anthem will monitor Provider's performance and work collaboratively with Provider to implement a performance improvement plan if Provider fails to meet quality program standards.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	110	Kentucky Provider Agreement Commercial Attachment © 2022 Mar Anthem HealthPlans of Kentucky, Inc. Louisville, KY 1841672798 #1350526454

PLAN COMPENSATION SCHEDULE ("PCS")

I.
DEFINITIONS

"Anthem Medicaid Rate(s)/Fee Schedule(s)/Methodologies" means the Anthem Rate for the applicable KY Medicaid Rate(s) /Fee Schedule(s)/ in effect on the date of service for the provider type(s)/service(s) identified herein for the applicable Medicaid Program(s).

"Anthem Proprietary Medicaid Fee Schedule(s)" means the Anthem Rate(s) which is based on the applicable proprietary Medicaid Fee Schedule(s), and which could be enhanced by additional Covered Services included in the Government Contract.

"Case Rate" means the all-inclusive Anthem Rate for an entire admission or one outpatient encounter for Covered Services. Individual services billed shall not be reimbursed separately.

"Emergency Condition" is defined as a medical condition that manifests itself by such acute symptoms of sufficient severity, including severe pain, that a prudent layperson could reasonably expect the absence of immediate medical attention to result in any of the following: (1) placing the health of the individual, or with respect to a pregnant woman, the health of the woman or her unborn child, in serious jeopardy; (2) serious impairment to bodily functions; or (3) serious dysfunction of any bodily organ or part. With respect to a pregnant woman who is having contractions, "Emergency" means: (1) a situation in which there is inadequate time to effect a safe transfer to another hospital before delivery; or (2) a situation in which transfer may pose a threat to the health or safety of the woman or the unborn child.

"Emergency Services" means those Covered Services provided in connection with an Emergency Condition.

II.
GENERAL PROVISIONS

New/Expanded Service or New/Expanded Technology. In accordance with the Scope/Change in Status section of the Agreement, as of the Effective Date of this Agreement, any New/Expanded Service or New/Expanded Technology (defined below) is not reimbursable under this Agreement. Notwithstanding the foregoing, Provider may submit the following documentation to Anthem at least sixty (60) days prior to the implementation of any New/Expanded Service or New/Expanded Technology for consideration as a reimbursable service: (1) a description of the New/Expanded Service or New/Expanded Technology; (2) Provider's proposed charge for the New/Expanded Service or New/Expanded Technology; (3) such other reasonable data and information required by Anthem to evaluate the New/Expanded Service or New/Expanded Technology. In addition, Anthem may also need to obtain approval from applicable Agency prior to Anthem making determination that New/Expanded Service or New/Expanded Technology can be considered a reimbursable service. If Anthem agrees that the New/Expanded Service or New/Expanded Technology may be reimbursable under this Agreement, then Anthem shall notify Provider, and both parties agree to negotiate in good faith, a new Anthem Rate for the New/Expanded Service or New/Expanded Technology within sixty (60) days of Anthem's notice to Provider. If the parties are unable to reach an agreement on a new Anthem Rate for the New/Expanded Service or New/Expanded Technology before the end of the sixty (60) day period, then such New/Expanded Service or New/Expanded Technology shall not be reimbursed by Anthem, and the Payment in Full and Hold Harmless provision of this Agreement shall apply.

a.
"New/Expanded Service" shall be defined as a Health Service: (a) that Provider was not providing to Members as of the Effective Date of this Agreement and; (b) for which there is not a specific Anthem Rate as set forth in this PCS.

Reimbursement for Anthem Rate Based on Eligible Charges. Notwithstanding any reimbursement amount set forth herein, Provider shall only be allowed to receive such reimbursement if such reimbursement is for

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	111	Kentucky Provider Agreement Commercial Attachment © 2022 Mar Anthem HealthPlans of Kentucky, Inc. Louisville, KY 1841672798 #1350526454

an Eligible Charge. In addition, if Provider reimbursement is under one or more of the following methodologies: Capitation, Case Rate, DRG Rate, Encounter Rate, Global Case Rate, Per Diem Rate, Per Relative Value Unit, Per Service Rate, and Per Visit Rate, then individual services billed shall not be reimbursed separately, unless otherwise specified in Article IV of this PCS.

III.
PROVIDER TYPE

Specialty Physician Group Obligations. Provider is designated as a Specialty Care Provider ("SCP" or "Specialty Care Provider") for those Network(s) designated on the Provider Networks Attachment of the Agreement.

Except in case of an Emergency, or as otherwise set forth in the Member's Health Benefit Plan, or required by Regulatory Requirements, prior to treating a Member, Specialty Care Provider agrees to obtain a referral, in accordance with Member's Health Benefit Plan, from a Primary Care Provider ("PCP") who is primarily responsible for providing or authorizing the professional services as set forth in the Health Benefit Plan.

A Provider who is a Primary Care Provider, or a gynecologist or obstetrician, shall provide Health Services or make arrangements for the provision of Health Services to Members on a twenty-four (24) hour per day, seven

(7) day a week basis to assure availability, adequacy, and continuity of care to Members. In the event a Provider is not one of the foregoing described Providers, then Provider shall provide Health Services to Members on a twenty-four (24) hour per day, seven (7) day a week basis or at such times as Health Services are typically provided by similar providers to assure availability, adequacy, and continuity of care to Members. If Provider is unable to provide Health Services as described in the previous sentence, Provider will arrange for another Network Provider to cover Provider's patients in Provider's absence.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

IV.
SPECIFIC REIMBURSEMENT TERMS COMMERCIAL BUSINESS

Allowances for Injectable/Infusible/Oral Drugs, Vaccines and Radiopharmaceutical Agents. Plan shall automatically update its allowance for injectable/infusible/oral drugs, vaccines and radiopharmaceutical agents on a quarterly basis in accordance with the quarterly updates made by CMS to its drug pricing file or any other external or internal source as set forth in this PCS. Retroactive adjustments made by CMS to its drug pricing file shall be inapplicable to Anthem's fee allowances and payment responsibility.

Out-of-Network Compensation. Except for Government Programs, if Provider renders services to a Member who accesses a Network in which Provider does not participate, Provider will receive compensation as follows:

Plan shall compensate Provider for Emergency Services rendered to a Member based on the applicable Indemnity/Traditional/Standard Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share.

Except for Emergency Services, if the Member's Health Benefit Plan requires authorization by the Plan or a Provider for out of Network Covered Services in order for the Member to have the highest level of benefits, and such authorization has been given, then Plan shall compensate Provider for such authorized Covered Services based on the applicable Participating Provider ("Indemnity/Traditional/Standard") Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share. Except for Emergency Services, if the Member's Health Benefit Plan does

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	112	Kentucky Provider Agreement Commercial Attachment © 2022 Mar Anthem HealthPlans of Kentucky, Inc. Louisville, KY 1841672798 #1350526454

not have out-of-network benefits unless authorized by the Plan or Provider, Plan shall have no liability for services rendered without such authorization. In that event, Provider shall bill the Member for Health Services rendered.

Except for Emergency Services, if the Member's Health Benefit Plan has out-of-network benefits without authorization being required by the Plan or Provider, and no authorization has been given, then Plan will compensate Provider for Covered Services based on the Anthem Rate established for the Network and/or product that supports the Member's Health Benefit Plan. For example, if the Member's access is supported by PPO Network, compensation is based on the applicable Anthem Rate for the PPO Network. Provider shall only bill for the applicable Cost Share as well as any amount designated as the Member's responsibility on the provider payment voucher (or other written notice of explanation of payment). In no event shall payment from Plan and the Member exceed Provider's Charge for such Covered Services.

MEDICARE ADVANTAGE

Provider shall be compensated at the current Anthem Medicare Advantage Rate in effect at the time the Medicare Advantage Covered Service is rendered. The Anthem Medicare Advantage Rates may be amended from time to time as to apply changes in rates or methodology. Anthem shall provide a copy of the Anthem Medicare Advantage Rate upon request from Provider.

When determining the Anthem Medicare Advantage Rate, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The Anthem Medicare Advantage Rate shall not include any bonus payment or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Anthem notifies Provider otherwise, in the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

KENTUCKY WORKERS' COMPENSATION

For Medically Necessary Compensable Medical Care provided to Injured Worker(s), Provider agrees to accept the lesser of (i) the Anthem Blue Access Plan Fee Schedule Rate, (ii) Bill Review Allowed or (iii) Provider's Eligible Charges.

INDIANA WORKERS' COMPENSATION

For Medically Necessary Compensable Medical Care provided to Injured Worker(s) Provider agrees to accept the lesser of (i) the Anthem Indiana Workers' Compensation Plan Fee Schedule Rate, ii) Bill Review Allowed or (iii) Provider's Eligible Charges.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	113	Kentucky Provider Agreement Commercial Attachment © 2022 Mar Anthem HealthPlans of Kentucky, Inc. Louisville, KY 1841672798 #1350526454

STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ME STATE SPECIFIC PROVISIONS

This is a Participation Attachment to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

The provisions in this State Specific Provisions Attachment shall replace the similarly-titled provisions in the Agreement. Notwithstanding the foregoing, there may be other provisions in this State Specific Provisions Attachment that are not set forth in the Agreement, but which shall apply for this state. If there is a conflict between the terms of this State Specific Provisions Attachment and the terms of the Agreement (outside of this State Specific Provisions Attachment), the terms of this State Specific Provisions Attachment shall govern.

These provisions are specific to the State of Maine and are required either by the Plan, by statute, or by regulation.

ARTICLE II

SERVICES/OBLIGATIONS

2.5
Submission and Adjudication of Claims. Provider shall submit, and Plan shall adjudicate, Claims in accordance with the applicable Participation Attachment(s), the PCS, the provider manual(s) and Regulatory Requirements. If Provider submits Claims prior to receiving notice of Anthem's approval pursuant to section 2.13, then such Claims shall be processed as out of network and Plan may not make retroactive adjustments with respect to such Claims.

2.6
Payment in Full and Hold Harmless.

2.6.1
Provider agrees to accept as payment in full, in all circumstances, the applicable Anthem Rate whether such payment is in the form of a Cost Share, a payment by Plan, or a payment by another source, such as through coordination of benefits or subrogation. Provider shall bill, collect, and accept compensation for Cost Shares. In addition, Provider shall refund to the Member all amounts Provider has collected that exceed the Cost Share liability of the Member according to the Member's Health Benefit Plan. Provider agrees to make reasonable efforts to verify Cost Shares prior to billing for such Cost Shares. In no event shall Plan be obligated to pay Provider or any person acting on behalf of Provider for services that are not Covered Services, or any amounts in excess of the Anthem Rate less Cost Shares or payment by another source, as set forth above. Consistent with the foregoing, Provider agrees to accept the Anthem Rate as payment in full if the Member has not yet satisfied his/her deductible.

2.6.2
Except as expressly permitted under Regulatory Requirements, Provider agrees that in no event, including but not limited to, nonpayment by applicable Plan, insolvency of applicable Plan, breach of this Agreement, or Claim payment denials or adjustment requests or recoupments based on miscoding or other billing errors of any type, whether or not fraudulent or abusive, shall Provider, or any person acting on behalf of Provider, bill, charge, collect a deposit from, seek compensation from, or have any other recourse against a Member, or a person legally acting on the Member's behalf, for Covered Services provided pursuant to this Agreement. In the event of nonpayment and/or insolvency of a Plan that is not underwritten by Anthem or an Affiliate, Provider further agrees that it shall not seek compensation from or have any other recourse against Anthem or an Affiliate. Notwithstanding the foregoing, Provider may collect reimbursement from the Member for the following:

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	114	1841672798 #1350526454

2.6.2.1
Cost Shares, if applicable;

2.6.2.2
Health Services that are not Covered Services. However, Provider may seek payment for a Health Service that is not Medically Necessary or is experimental/investigational only if Provider obtains a written waiver that meets the following criteria:

a)
The waiver notifies the Member that the Health Service is likely to be deemed not Medically Necessary, or experimental/investigational;
b)
The waiver notifies the Member of the Health Service being provided and the date(s) of service;

c)
The waiver notifies the Member of the approximate cost of the Health Service;

d)
The waiver is signed by the Member, or a person legally acting on the Member's behalf, prior to receipt of the Health Service.

2.6.2.3
Any reduction in or denial of payment as a result of the Member's failure to comply with his/her utilization management program pursuant to his her/her Health Benefit Plan, except when Provider has been designated by Anthem to comply with utilization management for the Health Services provided by Provider to the Member.

2.6.3
This hold harmless provision supersedes any oral or written contrary agreement now existing or hereafter entered into between Provider and Members or a person acting on the Member's behalf.

2.8
Use of Subcontractors. Provider and Plan may fulfill some of their duties under this Agreement through subcontractors. For purposes of this provision, subcontractors shall include, but are not limited to, vendors and non-Participating Providers that provide supplies, equipment, staffing, and other services to Members at the request of, under the supervision of, and/or at the place of business of Provider. Provider shall provide Anthem with thirty (30) days prior notice of any Health Services subcontractors with which Provider may contract to perform Provider's duties and obligations under this Agreement, and Provider shall remain responsible to Plan for the compliance of his/her/its subcontractors with the terms and conditions of this Agreement as applicable, including, but not limited to, the Payment in Full and Hold Harmless provisions herein.

2.9
Compliance with Provider Manual(s) and Policies, Programs and Procedures. Provider agrees to cooperate and comply with, Anthem's provider manual(s), and all other policies, programs and procedures (collectively "Policies") established and implemented by Plan applicable to the Network(s) in which Provider participates. Anthem or its designees may modify the provider manual(s) and its Policies by making a good faith effort to provide notice to Provider at least sixty (60) days in advance of the effective date of material modifications thereto.

2.11 Networks and Provider Panels. Provider shall be eligible to participate only in those Networks designated on the Provider Networks Attachment of this Agreement. Provider shall not be recognized as a Participating Provider in such Networks until: 1) participation is determined by Plan in its sole discretion according to applicable Regulatory Requirements; or, 2) where there is no applicable Regulatory Requirements, the later of the Effective Date of this Agreement or the date Provider has met Plan's applicable credentialing requirements, standards of participation and accreditation requirements. Provider acknowledges that Plan may develop, discontinue, or modify new or existing Networks, products and/or programs. In addition to those Networks designated on the Provider Networks Attachment, Anthem may also identify Provider as a Participating Provider in additional Networks, products and/or programs designated in writing from time to time by Anthem. The terms and conditions of Provider's participation as a Participating Provider in such

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	115	1841672798 #1350526454

additional Networks, products and/or programs shall be on the terms and conditions as set forth in this Agreement unless otherwise agreed to in writing by Provider and Anthem.

In addition to and separate from Networks that support some or all of Plan's products and/or programs (e.g., HMO, PPO and Indemnity products), Provider further acknowledges that certain Health Services, including by way of example only, laboratory or behavioral health services, may be provided exclusively by designated Participating Providers (a "Health Services Designated Network"), as determined by Plan. Provider agrees to refer Members to such designated Participating Providers in a Health Services Designated Network for the provision of certain Health Services, even if Provider performs such services. Notwithstanding any other provision in this Agreement, if Provider provides a Health Service to a Member for which Provider is not a designated Participating Provider in a Health Services Designated Network, then Provider agrees that he/she/it shall not be reimbursed for such services by Anthem, Plan or the Member, unless Provider was authorized to provide such Health Service by Plan.

ARTICLE V RELATIONSHIP OF THE PARTIES

5.1 Relationship of the Parties. For purposes of this Agreement, Anthem and Provider are and will act at all times as independent contractors. Nothing in this Agreement shall be construed, or be deemed to create, a relationship of employer or employee or principal and agent, partnership, joint venture, or any relationship other than that of independent entities contracting with each other for the purposes of effectuating this Agreement. In accordance with 24-A M.R.S.A. Section 4303(3), Provider may freely communicate with Members regarding the treatment options available to them, including medication treatment options, regardless of benefit coverage limitations.

ARTICLE VIII

TERM AND TERMINATION

8.2 Termination Without Cause. Either party may terminate this Agreement without cause at any time by giving at least ninety (90) days prior written notice of termination to the other party. Notwithstanding the foregoing, should a Participation Attachment(s) contain a longer without cause termination period, the Agreement shall continue in effect only for such applicable Participation Attachment(s) until the termination without cause notice period in the applicable Participation Attachment(s) ends.

8.4 Immediate Termination. This Agreement may be terminated automatically and immediately by Anthem at any time upon written notice to Provider in cases involving imminent harm to patient care, a final determination of fraud by a governmental agency, or a final disciplinary action by a state licensing board or other governmental agency that impairs the ability of Provider to comply with the terms of this Agreement or to provide Covered Services to Members.

ARTICLE IX GENERAL PROVISIONS

9.1 Amendment. Except as otherwise provided for in this Agreement, Anthem retains the right to amend this Agreement, the Anthem Rate, any attachments or addenda by providing notice to Provider at least sixty (60) days in advance of the effective date of the amendment. Except to the extent that Anthem determines an amendment is necessary to effectuate Regulatory Requirements, if Provider objects to the amendment prior to its effective date, then Provider has the right to terminate this Agreement, and such termination shall take effect on the earlier of the amendment effective date identified by Anthem or ninety (90) days from the date Provider has provided notice of his/her/its intention to terminate the Agreement pursuant to this section. Failure of Provider to provide such notice to Anthem within the time frames described herein will constitute acceptance of the amendment by Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	116	1841672798 #1350526454

9.3
Scope/Change in Status.

9.3.1
Anthem and Provider agree that this Agreement applies to Health Services rendered by Provider at the Provider's location(s) on file with Anthem. Anthem may, in its discretion, limit this Agreement to Provider's locations, operations, business or corporate form, status or structure in existence on the Effective Date of this Agreement and prior to the occurrence of any of the events set forth in subsections 9.3.1.1 – 9.3.1.5. Unless otherwise required by Regulatory Requirements, Provider shall provide at least ninety (90) days prior written notice of any such event.

9.3.1.1
Provider (a) sells, transfers or conveys his/her/its business or any substantial portion of his/her/its business assets to another entity through any manner including but not limited to a stock, real estate or asset transaction or other type of transfer; (b) is otherwise acquired or controlled by any other entity through any manner, including but not limited to purchase, merger, consolidation, alliance, joint venture, partnership, association, or expansion; or

9.3.1.2
Provider transfers control of his/her/its management or operations to any third party, including Provider entering into a management contract with a physician practice management company or with another entity which does not manage Provider as of the Effective Date of this Agreement, or there is a subsequent change in control of Provider's current management company; or

9.3.1.3
Provider acquires or controls any other medical practice, facility, service, beds or entity; or

9.3.1.4
Provider changes his/her/its business or operations, corporate form or status; or

9.3.1.5
Provider creates or otherwise operates a licensed health maintenance organization or commercial health plan (whether such creation or operation is direct or through a Provider affiliate).

9.3.2
Notwithstanding the termination provisions of Article VIII, and without limiting any of Anthem's rights as set forth elsewhere in this Agreement, Anthem shall have the right to terminate this Agreement by giving at least sixty (60) days written notice to Provider if Anthem determines, that as a result of any of the transactions listed in subsection 9.3.1, Provider cannot satisfactorily perform the obligations hereunder, or cannot comply with one or more of the terms and conditions of this Agreement, including but not limited to the confidentiality provisions herein; or Anthem elects in its reasonable business discretion not to do business with Provider, the successor entity or new management company, as a result of one or more of the events as set forth in subsection 9.3.1.

9.3.3
Provider shall provide Anthem with thirty (30) days prior written notice of:

9.3.3.1
Addition or removal of individual provider(s) who are employed or subcontracted with Provider, if applicable. Any new individual providers must meet Plan's credentialing requirements or other applicable standards of participation prior to being designated as a Participating Provider; or

9.3.3.2
A change in tax identification number, locations, mailing address or similar demographic information.

9.3.4
If Provider is acquired by, acquires or merges with another entity, and such entity already has an agreement with Anthem, Anthem will determine in its sole discretion which Agreement will prevail.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	117	1841672798 #1350526454

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	118	1841672798 #1350526454

PROVIDER NETWORKS ATTACHMENT

Provider shall be designated as a Participating Provider in the Networks: 1) when participation is determined by Plan in its sole discretion according to applicable Regulatory Requirements; or, 2) where there is no applicable Regulatory Requirements, on the later of the Effective Date of this Agreement or the date Provider has met Plan's applicable credentialing requirements, standards of participation and accreditation requirements:

Commercial lines of business:

Health Benefit Plans in which Members have access to a network of providers and receive an enhanced level of benefits when they obtain Covered Services from Participating Providers regardless of product licensure status or funding source. Provider participates in Networks which support such Health Benefit Plans including but not limited to the following:

•
HMO (includes group HMO and POS products such as: HMO Maine, HMO Blue New England, HMO Choice, Blue Choice New England)
•
PPO (includes PPO, EPO and CDHP products such as: Blue Choice, Group Companion Plan)
•
Indemnity/Traditional/Standard (includes indemnity/traditional/standard products such as: Medicare Supplemental, aka Medigap or Companion Plans A-J)
•
Individual/direct pay (includes individual/direct pay products such as: all Anthem ASO plans)
•
Other (includes other products such as: Federal Employee Program Basic Option and Standard Option, Blue Card Plans, UniCare PPO)

Notwithstanding the foregoing, if Provider's office(s) is physically located outside the State of Maine, Provider will not be considered a Participating Provider in the FEP program (PPO).

Governmental lines of business:

Health Benefit Plans issued pursuant to an agreement between Plan and Agency in which Members have access to a network of providers and receive an enhanced level of benefits when they obtain Covered Services from Participating Providers regardless of product licensure status. Provider participates in Networks which support such Health Benefit Plans including but are not limited to the following:

•
Medicare HMO (includes HMO and POS products such as: Medicare Advantage Plans)
•
Medicare PPO (includes PPO products such as: Medicare Advantage Plans)

Narrow Networks lines of business:

Health Benefit Plans in which Members have access to a limited network of providers and receive an enhanced level of benefits when they obtain Covered Services from Participating Providers. The Narrow Networks for which Provider is participating includes only the following:

•
Pathway
•
Pathway Enhanced

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	119	1841672798 #1350526454

COMMERCIAL BUSINESS PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ARTICLE I

DEFINITIONS

"Complete Claim" means, unless otherwise set forth in the Health Benefit Plan, the definition in Title 24-A M.R.S.A., Section 2436, 2-A.

ARTICLE II

SERVICES/OBLIGATIONS

2.1.2 Provider agrees to participate in Anthem's exchange network(s) set forth on the Provider Networks Attachment, which may support both products or program offered by Anthem through state-based, regional or federal health insurance exchanges ("Exchanges") established by the Patient Protection and Affordable Care Act and products or programs offered by Anthem outside of Exchanges. Provider acknowledges and understands that products or programs offered through or outside of the Exchanges may differ, and that such products or programs are subject to Regulatory Requirements. Provider agrees to abide by all applicable Regulatory Requirements of the Exchanges as they exist and as they may be amended or changed from time to time. Should Anthem change the name of the exchange network(s) set forth on the Provider Networks Attachment, it shall notify Provider.

2.3
Submission and Adjudication of Commercial Business Claims. Unless otherwise instructed, or required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within ninety (90) days from the date the Health Services are rendered. Provider agrees that Anthem will deem Claims submitted within ninety (90) days of the date of service as timely filed Claims and may refuse payment for Claims received after the ninety (90) day filing limit. If Plan is the secondary payor, the ninety (90) day period will not begin until Provider receives notification of primary payor's responsibility.

2.3.1
Provider agrees to provide to Anthem, unless otherwise instructed, at no cost to Anthem, Plan or the Commercial Business Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Complete Claims for Commercial Business Covered Services. Once Anthem determines Plan has any payment liability, all Complete Claims will be paid in accordance with the terms and conditions of a Commercial Business Member's Health Benefit Plan, the PCS, and the provider manual(s).

2.3.2
Provider agrees to submit Claims in a format consistent with industry standards and acceptable to Plan either (a) electronically through electronic data interchange ("EDI"), or (b) if electronic submission is not available, utilizing paper forms as defined by the National Uniform Claim Committee ("NUCC"), the National Uniform Billing Committee ("NUBC"), or as otherwise set forth in the PCS.

2.3.3
If Anthem or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within sixty (60) days, or before the expiration of the ninety (90) day period referenced in section 2.3 above, whichever is longer.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Maine ProviderAgreement Attachment © 2022 Mar - Anthem HealthPlans of Maine, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	120	1841672798 #1350526454

2.3.4
In no event, shall Provider bill, collect, or attempt to collect payment from the Commercial Business Member for Claims Plan receives after the applicable period(s) as set forth in section 2.3 above, regardless of whether Plan pays such Claims.

2.3.5
In all events, however, Provider shall only look for payment (except for applicable Cost Shares or other obligations of Commercial Business Members) from the Plan that provides the Health Benefit Plan for the Commercial Business Member for Commercial Business Covered Services rendered.

2.3.6
Provider has the right to appeal Anthem's denial of payment, pursuant to the appeal process outlined in the Member's Health Benefit Plan, or pursuant to section 2.14 of the Agreement.

2.4
Plan Payment Time Frames. For Claims governed by Maine law Anthem shall require Plans or their designees other than Anthem to use best efforts to make payment or arrange for payment for all complete and accurate Claims for Covered Services submitted by Provider in accordance with Title 24-A M.R.S.A. Section 2436. For all other Claims, Anthem shall require Plans or their designees to use commercially reasonable efforts to adjudicate or arrange for adjudication and where appropriate make payment for all Complete Claims for Commercial Business Covered Services submitted by Provider within ninety (90) days, exclusive of Claims that have been suspended due to the need to determine Medical Necessity, or the extent of Plan's payment liability, if any, because of issues such as coordination of benefits, subrogation or verification of coverage.

2.8 Retroactive Denials Prohibited; Exceptions. For Claims governed by Maine law, the parties shall comply with Title 24-A, M.R.S.A. Section 4303 (10).

ARTICLE III TERMINATION

3.1
Termination-Commercial Business Attachment. Either party may terminate, without cause, this Attachment by giving at least ninety (90) days prior written notice of termination to the other party.

3.2
Continuation of Care Upon Termination - Commercial Business Members. In addition to the Continuation of Care Upon Termination provision in the Agreement, the parties shall comply with relevant Regulatory Requirements for Commercial Business Members.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Maine ProviderAgreement Attachment © 2022 Mar - Anthem HealthPlans of Maine, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	121	1841672798 #1350526454

PLAN COMPENSATION SCHEDULE ("PCS")

I. DEFINITIONS

"Emergency Condition" means, unless otherwise set forth in the Health Benefit Plan, the definition set forth in Maine Bureau of Insurance Rule Chapter 850, Section 5, "O".

"Emergency Service" means unless otherwise set forth in the Health Benefit Plan, the definition set forth in Maine Bureau of Insurance Rule Chapter 850, Section 5, "P".

III.
PROVIDER TYPE

Specialty Physician Group Obligations. To the extent required by law or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of an individual Network participation. Anthem reserves the right to notify its Members of Provider's termination. Notification by Anthem shall not relieve the Provider from his or her responsibility to give notification as required above.

Specialty Provider Group (Non-MD or DO) Obligations. To the extent required by law or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of an individual Network participation. Anthem reserves the right to notify its Members of Provider's termination. Notification by Anthem shall not relieve the Provider from his or her responsibility to give notification as required above.

IV.
SPECIFIC REIMBURSEMENT TERMS COMMERCIAL BUSINESS

Allowances for Injectable/Infusible/Oral Drugs, Vaccines and Radiopharmaceutical Agents. Plan shall automatically update its allowance for injectable/infusible/oral drugs, vaccines and radiopharmaceutical agents on a quarterly basis in accordance with the quarterly updates made by CMS to its drug pricing file or any other external or internal source as set forth in this PCS. Retroactive adjustments made by CMS to its drug pricing file shall be inapplicable to Anthem's fee allowances and payment responsibility.

Out-of-Network Compensation. Except for Government Programs, if Provider renders services to a Member who accesses a Network in which Provider does not participate, Provider will receive compensation as follows:

Plan shall compensate Provider for Emergency Services rendered to a Member based on the applicable Indemnity/Traditional/Standard Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share.

Except for Emergency Services, if the Member's Health Benefit Plan requires authorization by the Plan or a Provider for out of Network Covered Services in order for the Member to have the highest level of benefits, and such authorization has been given, then Plan shall compensate Provider for such authorized Covered Services based on the applicable Participating Provider ("Indemnity/Traditional/Standard") Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share. Except for Emergency Services, if the Member's Health Benefit Plan does not have out-of-network benefits unless authorized by the Plan or Provider, Plan shall have no liability for Health Services rendered without such authorization. In that event, Provider shall bill the Member for Health Services rendered.

Except for Emergency Services, if the Member's Health Benefit Plan has out-of-network benefits without authorization being required by the Plan or Provider, and no authorization has been given, then Plan will compensate Provider for Covered Services based on the Anthem Rate established for the Network and/or

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Maine ProviderAgreement PCS © 2022 July - Anthem HealthPlans of Maine, Inc AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	122	1841672798 #1350526454

product that supports the Member's Health Benefit Plan. For example, if the Member's access is supported by PPO Network, compensation is based on the applicable Anthem Rate for the PPO Network. Provider shall only bill for the applicable Cost Share as well as any amount designated as the Member's responsibility on the Provider payment voucher (or other written notice of explanation of payment). In no event shall payment from Plan and the Member exceed Provider's Charge for such Covered Services.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Maine ProviderAgreement PCS © 2022 July - Anthem HealthPlans of Maine, Inc AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	123	1841672798 #1350526454

MEDICARE ADVANTAGE

For MA Covered Services provided by or on behalf of Provider to a Medicare Advantage Member, Provider agrees to accept, as the Anthem Medicare Advantage Rate, the lesser of Eligible Charges or a Fee Schedule based on one hundred percent (100%) of the CMS Medicare fee schedules.

When determining the Anthem Medicare Advantage Rate, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules, or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The Anthem Medicare Advantage Rate shall not include any bonus payment, or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Anthem notifies Provider otherwise, in the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Maine ProviderAgreement PCS © 2022 July - Anthem HealthPlans of Maine, Inc AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	124	1841672798 #1350526454

STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

MO STATE SPECIFIC PROVISIONS

This is a Participation Attachment to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

These provisions are specific to Covered Services provided to Members enrolled under Health Benefit Plans issued in the State of Missouri by RightCHOICE Managed Care, Inc. (hereinafter "Company") and are required terms and conditions for any Provider located in either the State of Missouri or the State of Illinois. Neither HealthLink, Inc. nor HealthLink HMO, Inc. will be considered a party to this Agreement or an Affiliate as defined in the Agreement.

ARTICLE I

DEFINITIONS

"Company Rate" means the lesser of one hundred percent (100%) of Eligible Provider's Charges for Covered Services, or the total reimbursement amount that Provider and Company have agreed upon as set forth in the PCS. The Company Rate includes applicable Cost Shares, and shall represent payment in full to Provider for Covered Services.

"Audit" means a post-payment review of the Claim(s) and supporting clinical information reviewed by Company to ensure payment accuracy. The review ensures Claim(s) comply with all pertinent aspects of submission and payment including, but not limited to, contractual terms, Regulatory Requirements, Coded Service Identifiers (as defined in the Plan Compensation Schedule ("PCS") guidelines and instructions, Company medical policies and clinical utilization management guidelines, reimbursement policies, and generally accepted medical practices. Audit does not include medical record review for quality and risk adjustment initiatives, or activities conducted by Company's Special Investigation Unit ("SIU").

ARTICLE II

SERVICES/OBLIGATIONS

2.6
Payment in Full and Hold Harmless.

2.6.1
Provider agrees to accept as payment in full, in all circumstances, the applicable Company Rate whether such payment is in the form of a Cost Share, a payment by Plan, or a payment by another source, such as through coordination of benefits. Provider shall bill, collect, and accept compensation for Cost Shares. Provider agrees to make reasonable efforts to verify Cost Shares prior to billing for such Cost Shares. In no event shall Plan be obligated to pay Provider or any person acting on behalf of Provider for services that are not Covered Services, or any amounts in excess of the Company Rate less Cost Shares or payment by another source, as set forth above. Consistent with the foregoing, Provider agrees to accept the Company Rate as payment in full if the Member has not yet satisfied his/her deductible.

2.6.2
Except as expressly permitted under Regulatory Requirements, Provider agrees that in no event, including but not limited to, nonpayment by applicable Plan, insolvency of applicable Plan, breach of this Agreement, or Claim payment denials or adjustment requests or recoupments based on miscoding or other billing errors of any type, whether or not fraudulent or abusive, shall Provider, or any person acting on behalf of Provider, bill, charge, collect a deposit from, seek compensation from, or have any other recourse against a Member, or a person legally acting on the Member's behalf, for Covered Services provided pursuant to this Agreement. In the event of nonpayment

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	125	1841672798 #1350526454

and/or insolvency of a Plan that is not underwritten by Company or an Affiliate, Provider further agrees that it shall not seek compensation from or have any other recourse against Company or an Affiliate. Notwithstanding the foregoing, Provider may collect reimbursement from the Member for the following:

2.6.2.1
Cost Shares, if applicable;
2.6.2.2
Health Services that are not Covered Services. However, Provider may seek payment for a Health Service that is not Medically Necessary or is experimental/investigational only if Provider obtains a written waiver that meets the following criteria:

a)
The waiver notifies the Member that the Health Service is likely to be deemed not Medically Necessary, or experimental/investigational;

b)
The waiver notifies the Member of the Health Service being provided and the date(s) of service;

c)
The waiver notifies the Member of the approximate cost of the Health Service;

d)
The waiver is signed by the Member, or a person legally acting on the Member's behalf, prior to receipt of the Health Service.

2.6.2.3
Any reduction in or denial of payment as a result of the Member's failure to comply with his/her utilization management program pursuant to his her/her Health Benefit Plan, except when Provider has been designated by Company to comply with utilization management for the Health Services provided by Provider to the Member.

2.6.3
Except as provided in this section 2.6, or in any Participation Attachment(s), this Agreement does not prohibit Provider from pursuing any available legal remedy, including, but not limited to, collecting from any insurance carrier providing coverage to a Member.

2.16 Coordination of Benefits. Subject to Regulatory Requirements, Provider agrees to cooperate with Plan regarding coordination of benefits, as set forth in Policies and the provider manual(s), and to notify Plan promptly after receipt of information regarding any Member who may have a Claim involving coordination of benefits.

ARTICLE VIII

TERM AND TERMINATION

8.1
Term of Agreement. This Agreement shall commence at 12:01 AM on the Effective Date for a term of one (1) year ("Initial Term"), and shall automatically renew thereafter for consecutive one (1) year terms on the anniversary of the Effective Date unless otherwise terminated as provided herein.

8.2
Termination Upon Notice. At any time, either party may terminate this Agreement with such termination to be effective on or after the expiration of the Initial Term, by giving at least ninety (90) days prior written notice of termination to the other party. A non-renewal shall not constitute a termination for purposes of this section. Notwithstanding the foregoing, should a Participation Attachment(s) contain a longer "upon notice" or "without cause" termination period, the Agreement shall continue in effect only for such applicable Participation Attachment(s) until the termination notice period in the applicable Participation Attachment(s) ends.

8.4
Immediate Termination.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	126	1841672798 #1350526454

8.4.1
Company may, at its option, terminate this Agreement or any Participation Attachment(s) immediately or suspend Provider's participation pending investigation if:

8.4.1.1
Provider commits any act or conduct for which his/her/its license(s), permit(s), or any governmental or board authorization(s) or approval(s) necessary for business operations or to provide Health Services are lost or voluntarily surrendered in whole or in part; or

8.4.1.2
Provider commits fraud or makes any material misstatements or omissions on any documents related to this Agreement which Provider submits to Company or to a third party; or

8.4.1.3
Provider files a petition in bankruptcy for liquidation or reorganization by or against Provider, if Provider becomes insolvent, or makes an assignment for the benefit of its creditors without Company's written consent, or if a receiver is appointed for Provider or its property; or

8.4.1.4
Provider's insurance coverage as required by this Agreement lapses for any reason; or

8.4.1.5
Provider fails to maintain compliance with Plan's applicable credentialing requirements, accreditation requirements or standards of participation; or

8.4.1.6
Company reasonably believes based on Provider's conduct or inaction, or allegations of such conduct or inaction, that the well-being of patients may be jeopardized; or

8.4.1.7
Provider has been abusive to a Member, a Company employee or representative; or

8.4.1.8
Provider and/or his/her/its employees, contractors, subcontractors, or agents are ineligible, excluded, suspended, terminated or debarred from participating in a Government Program, and in the case of an employee, contractor, subcontractor or agent, Provider fails to remove such individual from responsibility for, or involvement with, the Provider's business operations related to this Agreement, or if Provider has voluntarily withdrawn his/her/its participation in any Government Program as the result of a settlement agreement; or

8.4.1.9
Provider is convicted or has been finally adjudicated to have committed a felony or misdemeanor, other than a non-DUI related traffic violation.

8.4.2
This Agreement may be terminated immediately by Provider if:

8.4.2.1
Company commits any act or conduct for which its license(s), permit(s), or any governmental or board authorization(s) or approval(s) necessary for business operations are lost or voluntarily surrendered in whole or in part; or

8.4.2.2
Company commits fraud or makes any material misstatements or omissions on any documents related to this Agreement which it submits to Provider or to a third party; or

8.4.2.3
Company files for bankruptcy, or if a receiver is appointed.

8.4.3
In the event that Provider is suspended as provided above, Provider shall, as directed by Company during such suspension, either discontinue treating Members or discontinue providing a particular Health Service to Members. During the term of any suspension, the Provider shall notify Members

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	127	1841672798 #1350526454

that its status as a Participating Provider has been suspended. Such suspension will continue pending Company's full investigation.

ARTICLE IX GENERAL PROVISIONS

9.3
Scope/Change in Status.

9.3.1
Company and Provider agree that this Agreement applies to Health Services rendered by Provider at the Provider's location(s) on file with Company. Company may, in its discretion, limit this Agreement to Provider's locations, operations, business or corporate form, status or structure in existence on the Effective Date of this Agreement and prior to the occurrence of any of the events set forth in subsections 9.3.1.1 – 9.3.1.5. Unless otherwise required by Regulatory Requirements, Provider shall provide at least ninety (90) days prior written notice of any such event.

9.3.1.1
Provider (a) sells, transfers or conveys his/her/its business or any substantial portion of his/her/its business assets to another entity through any manner including but not limited to a stock, real estate or asset transaction or other type of transfer; (b) is otherwise acquired or controlled by any other entity through any manner, including but not limited to purchase, merger, consolidation, alliance, joint venture, partnership, association, or expansion; or

9.3.1.2
Provider transfers control of his/her/its management or operations to any third party, including Provider entering into a management contract with a physician practice management company or with another entity which does not manage Provider as of the Effective Date of this Agreement, or there is a subsequent change in control of Provider's current management company; or

9.3.1.3
Provider acquires or controls any other medical practice, facility, service, beds or entity; or

9.3.1.4
Provider changes his/her/its business or operations, corporate form or status; or

9.3.1.5
Provider creates or otherwise operates a licensed health maintenance organization or commercial health plan (whether such creation or operation is direct or through a Provider affiliate).

9.3.2
Notwithstanding the termination provisions of Article VIII, and without limiting any of Company's rights as set forth elsewhere in this Agreement, Company shall have the right to terminate this Agreement by giving at least sixty (60) days written notice to Provider if Company determines, that as a result of any of the transactions listed in subsection 9.3.1, Provider cannot satisfactorily perform the obligations hereunder, or cannot comply with one or more of the terms and conditions of this Agreement, including but not limited to the confidentiality provisions herein; or Company elects in its reasonable business discretion not to do business with Provider, the successor entity or new management company, as a result of one or more of the events as set forth in subsection 9.3.1.

9.3.3
Provider shall provide Company with thirty (30) days prior written notice of:

9.3.3.1
Addition or removal of individual provider(s) who are employed or subcontracted with Provider, if applicable. Any new individual providers must meet Plan's credentialing

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	128	1841672798 #1350526454

requirements or other applicable standards of participation prior to being designated as a Participating Provider; or

9.3.3.2
A change in tax identification number, locations, mailing address or similar demographic information.

9.3.4
If Provider is acquired by, acquires or merges with another entity, and such entity already has an agreement with Company, Company will determine in its sole discretion which Agreement will prevail.

9.16 Review. Provider hereby acknowledges that Provider was allowed at least thirty (30) days to review this Agreement prior to Provider's execution hereof.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	129	1841672798 #1350526454

PROVIDER NETWORKS ATTACHMENT

Provider shall be designated as a Participating Provider in the following Networks and substantially equivalent successor Networks set forth below on the later of: (1) the Effective Date of this Agreement or; (2) as determined by Plan in its sole discretion, the date Provider has met applicable credentialing requirements, standards of participation and accreditation requirements:

•
Anthem Alliance
•
Blue Access
•
Blue Access Choice
•
Blue Access Choice - S
•
Blue Preferred

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	130	1841672798 #1350526454

COMMERCIAL BUSINESS PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

This is a Commercial Business Participation Attachment ("Attachment") to the Company Provider Agreement ("Agreement"), entered into by and between Company and Provider and is incorporated into the Agreement.

ARTICLE II

SERVICES/OBLIGATIONS

2.1.2 Provider agrees to participate in Company's Pathway/Pathway X Network, which will support Company's Individual Business, both with respect to products or programs offered by Company on state-based, regional or federal health insurance exchanges ("Exchanges") established by Patient Protection and Affordable Care Act ("PPACA"), and with respect to products or programs offered by Company outside of Exchanges. Provider acknowledges and understands that the Pathway/Pathway X Network and certain products or programs it supports are subject to Regulatory Requirements; and Provider agrees to abide by all applicable rules, regulations and other requirements of the Exchanges as they exist and as they may be amended or changed from time to time. For purposes of this subsection 2.1.2, Individual Business means certain Health Benefit Plans sold by Company directly to Commercial Business Members and not through an employer group, as determined by Company. Individual Business does not include Commercial Business Members covered under The Consolidated Omnibus Budget Reconciliation Act ("COBRA"), Company's Medicare Advantage, Medicare Supplement or short-term medical products, or Company's Federal Employee Program. "Grandfathered" Health Benefit Plans, as defined by PPACA, do not constitute Individual Business.

2.3
Submission and Adjudication of Commercial Business Claims. Unless otherwise instructed, or required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within ninety (90) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the ninety (90) day period will not begin until Provider receives notification of primary payor's responsibility.

2.3.1
Provider agrees to provide to Company, unless otherwise instructed, at no cost to Company, Plan or the Commercial Business Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Complete Claims for Commercial Business Covered Services. Once Company determines Plan has any payment liability, all Complete Claims will be paid in accordance with the terms and conditions of a Commercial Business Member's Health Benefit Plan, the PCS, and the provider manual(s).

2.3.2
Provider agrees to submit Claims and applicable attachments to the Claims in an electronic format consistent with industry standards and as set forth in the provider manual(s), unless otherwise mandated by applicable Regulatory Requirements.

2.3.3
If Company or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within sixty (60) days, or before the expiration of the ninety (90) day period referenced in section 2.3 above, whichever is longer.

2.3.4
In no event, shall Provider bill, collect, or attempt to collect payment from the Commercial Business Member for Claims Plan receives after the applicable period(s) as set forth in section 2.3 above, regardless of whether Plan pays such Claims.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Missouri ProviderAgreement Commercial Attachment © 2022 Mar - RightCHOICE Managed Care, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	131	1841672798 #1350526454

2.3.5
In all events, however, Provider shall only look for payment (except for applicable Cost Shares or other obligations of Commercial Business Members) from the Plan that provides the Health Benefit Plan for the Commercial Business Member for Commercial Business Covered Services rendered.

2.8
Recoupment/Offset/Adjustment for Overpayment – Commercial Business Members. In addition to the Recoupment/Offset/Adjustment provision in the Agreement, with respect only to Claims for which the applicable Plan is a "health carrier" as defined in Mo. Rev. Stat. §376.383 (or any successor thereto), Company shall not request a refund or offset against a Claim more than twelve (12) months after Company has paid a Claim except in cases of fraud or misrepresentation by Provider.

2.9
Network Access. Unless otherwise provided in the Health Benefit Plan or expressly permitted by Regulatory Requirements, neither party shall act in a manner that restricts Commercial Business Members access to an entire network. To the extent expressly required by applicable Regulatory Requirements, Provider shall provide Commercial Business Covered Services to Commercial Business Members on a twenty four (24) hour per day, seven (7) day per week basis.

ARTICLE III TERMINATION

3.1
Non-Renewal - Commercial Business Attachment and/or Network(s). At any time after the Initial Term, either party may determine not to renew Provider's participation in one or more Commercial Network(s) designated on the Provider Networks Attachment, or this Attachment, by giving the other party written notice of non- renewal not less than ninety (90) days prior to the renewal date.

3.2
Termination-Commercial Business Attachment and/or Network(s). At any time after the Initial Term, either party may terminate, upon notice, Provider's participation in one or more Commercial Network(s) designated on the Provider Networks Attachment, or this Attachment by giving at least ninety (90) days prior written notice of termination to the other party. Following any termination as described herein, the remainder of the Agreement shall remain in full force and effect, if applicable. When expressly required by Regulatory Requirements, Company will include an explanation for the reasons for the proposed termination of this Attachment in any notice of termination given by Company; and if timely requested by Provider, Company will provide Provider with an opportunity for review or hearing as required by Regulatory Requirements, not less than thirty (30) days from the date of notification and in accordance with Company's applicable procedures. This provision shall not apply to Provider's participation in Company's Traditional products.

3.3
Continuation of Care Upon Insolvency or Cessation of Operations. In addition to the Continuation of Care Upon Termination provision in the Agreement, when required by Regulatory Requirements applicable to Company, a Plan or a Health Benefit Plan, Provider agrees that in the event of Company's or a Plan's insolvency, Provider shall continue to provide Commercial Business Covered Services to Commercial Business Members in accordance with this Attachment until the later of: (i) the expiration of the period through which the premium or membership due has been paid for coverage under the applicable Health Benefit Plan,

(ii) the date on which the Commercial Business Member is discharged from an inpatient facility, or (iii) the expiration of such other period as may be required by Regulatory Requirements applicable to Company, a Plan, the Health Benefit Plan or the Commercial Business Member, whichever is greater. This provision will be construed in favor of a Commercial Business Member and supersedes any oral or written contrary agreement between Provider and a Commercial Business Member or the representative of a Commercial Business Member if the contrary agreement is inconsistent with this provision and the provisions of the Agreement regarding the continuation of care after termination. This provision shall survive termination of this Attachment.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Missouri ProviderAgreement Commercial Attachment © 2022 Mar - RightCHOICE Managed Care, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	132	1841672798 #1350526454

3.4
Patient List Upon Termination. When required by Regulatory Requirements applicable to Company, a Plan or a Health Benefit Plan, Provider shall provide Company with a list of his, her or its patients and customers who are Commercial Business Members and a list of Commercial Business Members, including but not limited to, Commercial Business Members, who are seen on a regular basis within fifteen (15) business days of the date that such Provider either gives or receives notice of termination, or within such shorter period of time as may be required by applicable Regulatory Requirements.. When required by Regulatory Requirements or deemed appropriate by the Plan, the Plan will give, within the time period required by Regulatory Requirements, if any, notice of such termination or non-renewal to Commercial Business Members seen on a regular basis by Provider.

3.5
Survival. The provisions of this Attachment set forth below shall survive termination or expiration of the Agreement:

3.5.1
Any provisions required in order to comply with Regulatory Requirements; and

3.5.2
Continuation of Care Upon Insolvency or Cessation of Operations.

ARTICLE IV GENERAL PROVISIONS

4.1 This provision intentionally left blank.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Missouri ProviderAgreement Commercial Attachment © 2022 Mar - RightCHOICE Managed Care, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	133	1841672798 #1350526454

PLAN COMPENSATION SCHEDULE ("PCS")

I. DEFINITIONS

"Company Medicare Advantage Rate" shall mean the Company Rate that is used for Medicare Advantage.

"Emergency Condition", the sudden and, at the time, unexpected onset of a health condition that manifests itself by symptoms of sufficient severity that would lead a prudent lay person, possessing an average knowledge of medicine and health, to believe that immediate medical care is required, which may include, but shall not be limited to: (a) Placing the person's health in significant jeopardy; (b) Serious impairment to a bodily function; (c) Serious dysfunction of any bodily organ or part; (d) Inadequately controlled pain; or (e) With respect to a pregnant woman who is having contractions: (a) that there is inadequate time to effect a safe transfer to another hospital before delivery; or (b) that transfer to another hospital may pose a threat to the health or safety of the woman or unborn child.

"Emergency Services" means those Covered Services furnished or required to evaluate and treat an Emergency Condition, which may include, but shall not be limited to, Covered Services that are provided in a licensed hospital's emergency facility by an appropriate provider.

III.
PROVIDER TYPE

Specialty Physician Group Obligations. Provider is designated as a Specialty Care Provider ("SCP" or "Specialty Care Provider") for those Network(s) designated on the signature page of the Agreement.

Except in case of an Emergency, or as otherwise set forth in the Member's Health Benefit Plan, or required by statute or regulation, prior to treating a Member, Specialty Care Provider agrees to obtain a referral, in accordance with Member's Health Benefit Plan, from a Primary Care Provider ("PCP") who is primarily responsible for providing or authorizing the professional services as set forth in the Health Benefit Plan.

A Provider who is a Specialty Care Provider, such as a gynecologist or obstetrician shall provide Health Services to Members on a twenty-four (24) hour per day, seven (7) day a week basis or at such times as Health Services are typically provided by similar providers to assure availability, adequacy, and continuity of care to Members. If Provider is unable to provide Health Services as described in the previous sentence, Provider will arrange for another Participating Provider to cover Provider's patients in Provider's absence.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of an individual Network participation.

IV.
SPECIFIC REIMBURSEMENT TERMS COMMERCIAL BUSINESS

Allowances for Injectable/Infusible/Oral Drugs, Vaccines and Radiopharmaceutical Agents. Plan shall automatically update its allowance for injectable/infusible/oral drugs, vaccines and radiopharmaceutical agents on a quarterly basis in accordance with the quarterly updates made by CMS to its drug pricing file or any other external or internal source as set forth in this PCS. Retroactive adjustments made by CMS to its drug pricing file shall be inapplicable to Company's fee allowances and payment responsibility.

Out-of-Network Compensation. Except for state and federal health programs, if Provider renders services to a Member who accesses a Network in which Provider does not participate, Provider will receive compensation as follows:

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Missouri ProviderAgreement PCS © 2022 July - RightCHOICE Managed Care, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	134	1841672798 #1350526454

If a Member is required to obtain Covered Services through a Participating Provider or a provider participating in a separate provider network to receive the highest level of benefits, and Provider is not a Participating Provider or a provider participating in the separate provider network, but Provider participates in a Network for an equivalent Company product issued in the state compared to the Member's product, Provider shall accept the applicable Company Rate for the equivalent Network in which the Provider participates. For example, if a Provider participates in the Blue Access Program and has a Plan Compensation Schedule for the Blue Access Program, but the Provider does not participate in the Blue Access Choice Program as a Participating Provider and there is no specific Plan Compensation Schedule for the Blue Access Choice Program attached to the Agreement, the Plan Compensation Schedule for the Blue Access Program shall be used to determine the "Allowed Amount" for Covered Services provided by the Provider to Members in the Blue Access Choice Program. Provider shall bill, collect and accept reimbursement for services from Members for Cost Shares. If Provider's participation is limited to an indemnity product that does not include incentives for the Member to use a Participating Provider ("Traditional Network"), or Provider does not participate in a Network for an equivalent Company product issued in the state compared to the Member's product, Provider shall accept the Company Rate for the Traditional Network as set forth on the Fee Schedule. Provider shall bill, collect and accept reimbursement for Cost Shares.

Request for Representative Fee Schedule. Upon Provider's written request, Company will provide Provider with a representative sample of the fees then in effect under a Fee Schedule applicable to a particular Network.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Missouri ProviderAgreement PCS © 2022 July - RightCHOICE Managed Care, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	135	1841672798 #1350526454

MEDICARE ADVANTAGE

For Covered Services provided by or on behalf of Provider to a Medicare Advantage Member, Provider agrees to accept the lesser of Provider Charges or a Fee Schedule based on of the CMS Medicare fee schedules.

When determining the Company Medicare Advantage Rate, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The Company Medicare Advantage Rate shall not include any bonus payment or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Company notifies Provider otherwise, in the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Missouri ProviderAgreement PCS © 2022 July - RightCHOICE Managed Care, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	136	1841672798 #1350526454

STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

NH STATE SPECIFIC PROVISIONS

This is a Participation Attachment to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

The provisions in this State Specific Provisions Attachment shall replace the similarly-titled provisions in the Agreement. Notwithstanding the foregoing, there may be other provisions in this State Specific Provisions Attachment that are not set forth in the Agreement, but which shall apply for this state. If there is a conflict between the terms of this State Specific Provisions Attachment and the terms of the Agreement (outside of this State Specific Provisions Attachment), the terms of this State Specific Provisions Attachment shall govern.

The following provisions are required terms and conditions for certain Health Benefit Plans that are issued in the State of New Hampshire.

ARTICLE II

SERVICES/OBLIGATIONS

2.9 Compliance with Provider Manual(s) and Policies, Programs and Procedures. Provider agrees to cooperate and comply with, Anthem provider manual(s), and all other policies, programs and procedures (collectively "Policies") established and implemented by Plan applicable to the Network(s) in which Provider participates. Anthem or its designees may modify the provider manual(s) and its Policies by making a good faith effort to provide notice to Provider at least sixty (60) days in advance of the effective date of material modifications for Commercial Business subject to New Hampshire state law, and at least thirty (30) days in advance of the effective date of material modifications for all other lines of business thereto.

2.17 Cost Effective Care. Provider shall provide Covered Services in the most cost effective, clinically appropriate setting and manner. In addition, in accordance with the provider manual(s) and Policies, Provider shall utilize Participating Providers, and when Medically Necessary or appropriate, refer and transfer Members to Participating Providers for all Covered Services, including but not limited to specialty, laboratory, ancillary and supplemental services.

2.17.1 In accordance with New Hampshire RSA 420-J:8,XIV, and to the extent that the law is applicable, no provider employed by a hospital or any affiliate is required or in any way obligated to refer Members to providers also employed or under contract with a hospital or any affiliate.

ARTICLE IX GENERAL PROVISIONS

9.1 Amendment. Except as otherwise provided for in this Agreement, Anthem retains the right to amend this Agreement, the Anthem Rate, any attachments or addenda by making a good faith effort to provide notice to Provider at least sixty (60) days in advance of the effective date of the amendment. Except to the extent that Anthem determines an amendment is necessary to effectuate Regulatory Requirements, if Provider objects to the amendment prior to its effective date, then Provider has the right to terminate this Agreement, and such termination shall take effect on the later of the amendment effective date identified by Anthem or one hundred eighty (180) days from the date Provider has provided notice of his/her/its intention to terminate the Agreement pursuant to this section. Failure of Provider to provide such notice to Anthem within the time frames described herein will constitute acceptance of the amendment by Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	137	1841672798 #1350526454

9.3
Scope/Change in Status.

9.3.1
Anthem and Provider agree that this Agreement applies to Health Services rendered by Provider at the Provider's location(s) on file with Anthem. Anthem may, in its discretion, limit this Agreement to Provider's locations, operations, business or corporate form, status or structure in existence on the Effective Date of this Agreement and prior to the occurrence of any of the events set forth in subsections 9.3.1.1 – 9.3.1.5. Unless otherwise required by Regulatory Requirements, Provider shall provide at least ninety (90) days prior written notice of any such event.
9.3.1.1
Provider (a) sells, transfers or conveys his/her/its business or any substantial portion of his/her/its business assets to another entity through any manner including but not limited to a stock, real estate or asset transaction or other type of transfer; (b) is otherwise acquired or controlled by any other entity through any manner, including but not limited to purchase, merger, consolidation, alliance, joint venture, partnership, association, or expansion; or

9.3.1.2
Provider transfers control of his/her/its management or operations to any third party, including Provider entering into a management contract with a physician practice management company or with another entity which does not manage Provider as of the Effective Date of this Agreement, or there is a subsequent change in control of Provider's current management company; or

9.3.1.3
Provider acquires or controls any other medical practice, facility, service, beds or entity; or

9.3.1.4
Provider changes his/her/its locations, business or operations, corporate form or status, tax identification number, or similar demographic information; or

9.3.1.5
Provider creates or otherwise operates a licensed health maintenance organization or commercial health plan (whether such creation or operation is direct or through a Provider affiliate).

9.3.2
Notwithstanding the termination provisions of Article VIII, and without limiting any of Anthem's rights as set forth elsewhere in this Agreement, Anthem shall have the right to terminate this Agreement by giving at least sixty (60) days written notice to Provider if Anthem determines, that as a result of any of the transactions listed in subsection 9.3.1, Provider cannot satisfactorily perform the obligations hereunder, or cannot comply with one or more of the terms and conditions of this Agreement, including but not limited to the confidentiality provisions herein; or Anthem elects in its reasonable business discretion not to do business with Provider, the successor entity or new management company, as a result of one or more of the events as set forth in subsection 9.3.1.

9.3.3
Provider shall provide Anthem with thirty (30) days prior written notice of:

9.3.3.1
Addition or removal of individual provider(s) who are employed or subcontracted with Provider, if applicable. Any new individual providers must meet Plan's credentialing requirements or other applicable standards of participation prior to being designated as a Participating Provider; or

9.3.3.2
A change in mailing address.

9.3.4
If Provider is acquired by, acquires or merges with another entity, and such entity already has an agreement with Anthem, Anthem will determine in its sole discretion which Agreement will prevail.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	138	1841672798 #1350526454

9.3.5
If, after the Effective Date of this Agreement, Provider transfers an existing business of Provider represented by one tax identification number to a different tax identification number and such transfer results in Provider being reimbursed by Anthem at a higher reimbursement rate, then Provider and Anthem will discuss such movement to an entity with the new tax identification number, and will make appropriate adjustments to compensation of Provider so that the movement shall be revenue neutral to Anthem in that the business transferred will be reimbursed by Anthem prior to the transfer.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	139	1841672798 #1350526454

PROVIDER NETWORKS ATTACHMENT

Provider shall be designated as a Participating Provider in the following Networks on the later of: 1) the Effective Date of this Agreement or; 2) as determined by Plan in its sole discretion, the date Provider has met applicable credentialing requirements, standards of participation and accreditation requirements:

•
HMO
•
POS
•
PPO
•
Indemnity/Traditional/Standard
•
NH Blue Connection
•
Medicare Advantage HMO
•
Medicare Advantage PPO
•
Medicare Advantage MediBlue Select (HMO)
•
Anthem MediBlue Select Plus (HMO)
•
Anthem MediBlue Access Select Plus (PPO)
•
Pathway Plans

Notwithstanding the foregoing, if Provider's office(s) is physically located outside the state of New Hampshire, Provider will not be considered a Participating Provider in the FEP program (PPO) or any Indemnity/Traditional/Standard Health Benefit Plans.

Other Plan Programs:

•
Quality Improvement Program

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-State ProviderAgreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	140	1841672798 #1350526454

COMMERCIAL BUSINESS PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ARTICLE II

SERVICES/OBLIGATIONS

2.1
Participation-Networks Supporting Commercial Business. As a participant in one or more Networks supporting Plan's Commercial Business as set forth on the Provider Networks Attachment of the Agreement, Provider will render Commercial Business Covered Services to Commercial Business Members in accordance with the terms and conditions of the Agreement and this Attachment. Except as set forth in this Attachment, or the PCS, all terms and conditions of the Agreement will apply to Provider's participation in Networks supporting Plan's Commercial Business. The terms and conditions set forth in this Attachment are limited to the provision of and payment for Health Services provided to Commercial Business Members.

2.1.1
This provision intentionally left blank.

2.1.2
Provider agrees to participate in Anthem's Pathway Network, which may support programs referred to as both Qualified Health Plans (QHPs) and non-Qualified Health Plans (non-QHPs) as set forth below offered by Anthem through state-based, regional or federal health insurance exchanges ("Exchanges") established by the Patient Protection and Affordable Care Act, and products or programs offered by Anthem outside of the Exchanges. Provider acknowledges and understands that products or programs offered through or outside of the Exchanges may differ, and that such products or programs are subject to Regulatory Requirements. Provider agrees to abide by all applicable rules, regulations and other requirements of the Exchanges as they exist and as they may be amended or changed from time to time.

2.3
Submission and Adjudication of Commercial Business Claims. Unless otherwise instructed, or required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within sixty (60) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the sixty (60) day period will not begin until Provider receives notification of primary payor's responsibility.

2.3.1
Provider agrees to provide to Anthem, unless otherwise instructed, at no cost to Anthem, Plan or the Commercial Business Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Complete Claims for Commercial Business Covered Services. Once Anthem determines Plan has any payment liability, all Complete Claims will be paid in accordance with the terms and conditions of a Commercial Business Member's Health Benefit Plan, the PCS, and the provider manual(s).

2.3.2
Provider agrees to submit Claims and applicable attachments to the Claims in an electronic format consistent with industry standards and as set forth in the provider manual(s), unless otherwise mandated by applicable Regulatory Requirements.

2.3.3
If Anthem or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within sixty (60) days, or before the expiration of the sixty (60) day period referenced in section 2.3 above, whichever is longer.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

New Hampshire ProviderAgreement Commercial Attachment © 2022 Mar - Anthem HealthPlans of New Hampshire, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - Anthem InsuranceCompanies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	141	1841672798 #1350526454

2.3.4
In no event, shall Provider bill, collect, or attempt to collect payment from the Commercial Business Member for Claims Plan receives after the applicable period(s) as set forth in section 2.3 above, regardless of whether Plan pays such Claims.

2.3.5
In all events, however, Provider shall only look for payment (except for applicable Cost Shares or other obligations of Commercial Business Members) from the Plan that provides the Health Benefit Plan for the Commercial Business Member for Commercial Business Covered Services rendered.

2.4
Plan Payment Time Frames. For Claims subject to New Hampshire law, Anthem or its designee and Provider shall comply with the requirements of the New Hampshire prompt pay legislation, as may be applicable, for payment of Complete Claims for Commercial Business Covered Services. For Claims subject to New Hampshire law, Anthem will pay Claims in accordance with RSA 420-J:8-a. For Claims not subject to New Hampshire law, Anthem shall require Plans or their designees to use commercially reasonable efforts to adjudicate or arrange for adjudication and where appropriate make payment for all Complete Claims for Commercial Business Covered Services submitted by Provider within ninety (90) days, exclusive of Claims that have been suspended due to the need to determine Medical Necessity, or the extent of Plan's payment liability, if any, because of issues such as coordination of benefits, subrogation or verification of coverage.

2.8
Retroactive Denials Prohibited; Exceptions. For Claims subject to New Hampshire law effective January 1, 2019, and in accordance with New Hampshire RSA 415:6-i, 415:18-m, and 420-J:8-b, Anthem shall not impose any retroactive denial of a previously paid Claim or any part thereof unless: (a) Anthem has provided the reason for the retroactive denial in writing to Provider, and (b) The time which has elapsed since the date of payment of the challenged Claim does not exceed twelve (12) months. The retroactive denial of a previously paid Claim is permitted beyond twelve (12) months from the date of payment but only for the following reasons:
(1)
the Claim was submitted fraudulently; (2) the Claim payment was incorrect because the Provider or the insured was already paid for the Health Services identified in the Claim; (3) the Health Services identified in the Claim were not delivered by the physician/provider; (4) the Claim payment was for services covered by Title XVIII, Title XIX, or Title XXI of the Social Security Act; (5) the Claim payment is the subject of adjustment with another insurer, administrator, or payor; or (6) the Claim payment is the subject of legal action. Anthem shall notify Provider at least fifteen (15) days in advance of the imposition of any retroactive denial of a previously paid Claim. Provider shall have six (6) months from the date of notification to determine whether the Commercial Business Member has other appropriate insurance, which was in effect on the date of service. Notwithstanding any terms elsewhere in this Agreement, Anthem shall allow for the submission of a Claim that was previously denied by another insurer due to the insured's transfer or termination of coverage.

2.9
Provider Communication. Provider may freely communicate with Commercial Business Members regarding the treatment options available to them, including medication treatment options, regardless of benefit coverage limitations. Anthem shall not remove a Provider from its Network or refuse to renew the Provider with its Network for participating in a Commercial Business Member's internal grievance procedure or external review.

ARTICLE III TERMINATION

3.1
This provision intentionally left blank.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

New Hampshire ProviderAgreement Commercial Attachment © 2022 Mar - Anthem HealthPlans of New Hampshire, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - Anthem InsuranceCompanies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	142	1841672798 #1350526454

3.2
Continuation of Care Upon Termination - Commercial Business Members. Provider agrees to provide Commercial Business Members continued access to the Commercial Business Covered Services that Commercial Business Members are entitled to under their Health Benefit Plan for a period of up to ninety (90) days after the expiration date of this Agreement or longer if ordered pursuant to RSA 420-J:7-d. During the continuance of care period, Commercial Business Covered Services shall be provided and paid for in accordance with the terms and conditions of the Health Benefit Plan and this Agreement.

3.3
Survival. The provisions of this Attachment set forth below shall survive termination or expiration of the Agreement:

3.3.1
Any provisions required in order to comply with Regulatory Requirements; and

3.3.2
Continuation of Care Upon Termination – Commercial Business Members.

ARTICLE IV GENERAL PROVISIONS

4.1 This provision intentionally left blank.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

New Hampshire ProviderAgreement Commercial Attachment © 2022 Mar - Anthem HealthPlans of New Hampshire, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - Anthem InsuranceCompanies, Inc. NY Only (07/15/2019), DOH ID# 1291 11/09/2022	143	1841672798 #1350526454

PLAN COMPENSATION SCHEDULE ("PCS")

I. DEFINITIONS

"Emergency Condition" as set forth in New Hampshire RSA 417-F:1, I, means a medical condition with sudden onset that manifests itself by symptoms of sufficient severity that the absence of immediate medical attention could be expected to result in any of the following: (a) serious jeopardy to the patient's health; (b) serious impairment to bodily functions; (c) serious dysfunction of any bodily organ or part. "Emergency Services" means those Covered Services provided in connection with an Emergency Condition.

III.
PROVIDER TYPE

Specialty Physician Group Obligations. To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Anthem will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

Specialty Provider Group (Non-MD or DO) Obligations. To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Anthem will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

IV.
SPECIFIC REIMBURSEMENT TERMS COMMERCIAL BUSINESS

Allowances for Injectable/Infusible/Oral Drugs, Vaccines and Radiopharmaceutical Agents. Plan shall automatically update its allowance for injectable/infusible/oral drugs, vaccines and radiopharmaceutical agents on a quarterly basis in accordance with the quarterly updates made by CMS to its drug pricing file or any other external or internal source as set forth in this PCS. Retroactive adjustments made by CMS to its drug pricing file shall be inapplicable to Anthem's fee allowances and payment responsibility.

Out-of-Network Compensation. Except for Government Programs, if Provider renders services to a Member who accesses a Network in which Provider does not participate, Provider will receive compensation as follows:

Plan shall compensate Provider for Emergency Services rendered to a Member based on the applicable Indemnity/Traditional/Standard Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share.

Except for Emergency Services, if the Member's Health Benefit Plan requires authorization by the Plan or a Provider for out of Network Covered Services in order for the Member to have the highest level of benefits, and such authorization has been given, then Plan shall compensate Provider for such authorized Covered Services based on the applicable Participating Provider ("Indemnity/Traditional/Standard") Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share. Except for Emergency Services, if the Member's Health Benefit Plan does not have out-of-network benefits unless authorized by the Plan or Provider, Plan shall have no liability for Health Services rendered without such authorization. In that event, Provider shall bill the Member for Health Services rendered.

Except for Emergency Services, if the Member's Health Benefit Plan has out-of-network benefits without authorization being required by the Plan or Provider, and no authorization has been given, then Plan will compensate Provider for Covered Services based on the Anthem Rate established for the Network and/or product that supports the Member's Health Benefit Plan. For example, if the Member's access is supported by PPO Network, compensation is based on the applicable Anthem Rate for the PPO Network. Provider shall only bill for the applicable Cost Share as well as any amount designated as the Member's responsibility on the Provider payment voucher (or other written notice of explanation of payment). In no event shall payment from Plan and the Member exceed Provider's Charge for such Covered Services.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

New Hampshire ProviderAgreement PCS © 2022 July - Anthem Health Plans of New Hampshire, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	144	1841672798 #1350526454

Maximum Allowable Benefit ("MAB"). Anthem shall establish, and amend from time to time, a Maximum Allowable Benefit ("MAB"), which is the maximum level of reimbursement up to which Anthem shall allow for Covered Services provided to Members. Such amendments to MAB shall reflect market demands and consider Resource Based Relative Values ("RBRVS") and other relevant criteria designated by Anthem at Anthem's sole discretion.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

New Hampshire ProviderAgreement PCS © 2022 July - Anthem Health Plans of New Hampshire, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	145	1841672798 #1350526454

MEDICARE ADVANTAGE

For MA Covered Services provided by or on behalf of Provider to a Medicare Advantage Member, Provider agrees to accept, as the Anthem Medicare Advantage Rate, the lesser of Eligible Charges or a Fee Schedule based on one hundred percent (100%) of the CMS Medicare fee schedules.

When determining the Anthem Medicare Advantage Rate, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The Anthem Medicare Advantage Rate shall not include any bonus payment or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Anthem notifies Provider otherwise, in the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

New Hampshire ProviderAgreement PCS © 2022 July - Anthem Health Plans of New Hampshire, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	146	1841672798 #1350526454

STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

NV STATE SPECIFIC PROVISIONS

These provisions are specific to the state of Nevada and are required either by Plan, by statute, or by regulation.

ARTICLE II

SERVICES/OBLIGATIONS

2.6
Payment in Full and Hold Harmless.

2.6.1
Provider agrees to accept as payment in full, in all circumstances, the applicable Anthem Rate whether such payment is in the form of a Cost Share, a payment by Plan, or a payment by another source, such as through coordination of benefits or subrogation. Provider shall bill, collect, and accept compensation for Cost Shares. Provider agrees to make reasonable efforts to verify Cost Shares prior to billing for such Cost Shares. In no event shall Plan be obligated to pay Provider or any person acting on behalf of Provider for services that are not Covered Services, or any amounts in excess of the Anthem Rate less Cost Shares or payment by another source, as set forth above. Consistent with the foregoing, Provider agrees to accept the Anthem Rate as payment in full if the Member has not yet satisfied his/her deductible.

2.6.2
Except as expressly permitted under Regulatory Requirements, Provider agrees that in no event, including but not limited to, nonpayment by applicable Plan, insolvency of applicable Plan, breach of this Agreement, or Claim payment denials or adjustment requests or recoupments based on miscoding or other billing errors of any type, whether or not fraudulent or abusive, shall Provider, or any person acting on behalf of Provider, bill, charge, collect a deposit from, seek compensation from, or have any other recourse against a Member, or a person legally acting on the Member's behalf, for Covered Services provided pursuant to this Agreement. In the event of nonpayment and/or insolvency of a Plan that is not underwritten by Anthem or an Affiliate, Provider further agrees that it shall not seek compensation from or have any other recourse against Anthem or an Affiliate. The provisions herein shall be construed in favor of the Member and shall supersede any oral or written contrary agreement between Provider and the Member or the Member's representative if the contrary agreement is inconsistent with the above provisions. Except as provided herein, this section does not prohibit Provider from pursuing any available legal remedy. Notwithstanding the foregoing, Provider may collect reimbursement from the Member for the following:

2.6.2.1
Cost Shares, if applicable;

2.6.2.2
Health Services that are not Covered Services. However, Provider may seek payment for a Health Service that is not Medically Necessary or is experimental/investigational only if Provider obtains a written waiver that meets the following criteria:

a)
The waiver notifies the Member that the Health Service is likely to be deemed not Medically Necessary, or experimental/investigational;

b)
The waiver notifies the Member of the Health Service being provided and the date(s) of service;

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	147	1841672798 #1350526454

c)
The waiver notifies the Member of the approximate cost of the Health Service;

d)
The waiver is signed by the Member, or a person legally acting on the Member's behalf, prior to receipt of the Health Service.

2.6.2.3
Any reduction in or denial of payment as a result of the Member's failure to comply with his/her utilization management program pursuant to his her/her Health Benefit Plan, except when Provider has been designated by Anthem to comply with utilization management for the Health Services provided by Provider to the Member.
2.8
Use of Subcontractors. Upon Anthem's prior written approval, which shall not be unreasonably withheld, Provider may fulfill some of its duties under this Agreement through subcontractors. For purposes of this provision, subcontractors shall include, but are not limited to, vendors and non-Participating Providers that provide supplies, equipment, staffing, and other services to Members at the request of, under the supervision of, and/or at the place of business of Provider. Provider shall provide Anthem with thirty (30) days prior notice of any Health Services subcontractors with which Provider desires to contract to perform Provider's duties and obligations under this Agreement, and Provider shall remain responsible to Plan for the compliance of his/her/its subcontractors with the terms and conditions of this Agreement as applicable, including, but not limited to, the Payment in Full and Hold Harmless provisions herein.

2.9
Compliance with Provider Manual(s) and Policies, Programs and Procedures. Provider agrees to cooperate and comply with, Anthem's provider manual(s), and all other policies, programs and procedures (collectively "Policies") established and implemented by Plan applicable to the Network(s) in which Provider participates. Anthem or its designees may modify the provider manual(s) and its Policies by making a good faith effort to provide notice to Provider at least thirty (30) days in advance of the effective date of material modifications thereto. For the purposes of this section, the term "material modification" means a change that decreases Provider's compensation or changes administrative procedures in a way that may reasonably be expected to significantly increase Provider's administrative expense.

ARTICLE VIII

TERM AND TERMINATION

8.2 Termination Without Cause. Either party may terminate this Agreement without cause at any time by giving at least one hundred twenty (120) days prior written notice of termination to the other party. Notwithstanding the foregoing, should a Participation Attachment(s) contain a longer without cause termination period, the Agreement shall continue in effect only for such applicable Participation Attachment(s) until the termination without cause notice period in the applicable Participation Attachment(s) ends.

ARTICLE IX GENERAL PROVISIONS

9.1
Amendment. Except for the Anthem Rate or as otherwise provided for in this Agreement, Anthem retains the right to amend this Agreement, any attachments or addenda by making a good faith effort to provide notice to Provider at least thirty (30) days in advance of the effective date of the amendment. Except to the extent that Anthem determines an amendment is necessary to effectuate Regulatory Requirements, if Provider objects to the amendment, prior to its effective date, then Provider has the right to terminate this Agreement, and such termination shall take effect on the later of the amendment effective date identified by Anthem or one hundred eighty (180) days from the date Provider has provided notice of his/her/its intention to terminate the Agreement pursuant to this section. Failure of Provider to provide such notice to Anthem within the time frames described herein will constitute acceptance of the amendment by Provider.

9.1.1 Amendment To Anthem Rate. Except as otherwise provided for in this Agreement, Anthem retains the right to amend the Anthem Rate upon at least forty-five (45) days' written notice in advance of

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	148	1841672798 #1350526454

the effective date of the amendment. If Provider objects in writing to the Anthem Rate change within the forty-five (45) day period, the change will not become effective unless agreed to in writing by the parties. However, if Provider fails to object in writing to the Anthem Rate change within the forty-five

(45) day period, then the Anthem Rate change will be effective at the end of that period.

9.2
Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party, except that Anthem retains the right to assign, either by operation of law or otherwise, or transfer in whole or in part, this Agreement to an Affiliate. The rights and obligations of the parties hereunder shall inure to the benefit of, and shall be binding upon, any permitted successors and assigns of the parties hereto.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	149	1841672798 #1350526454

PROVIDER NETWORKS ATTACHMENT

Provider shall be designated as a Participating Provider in the Networks set forth below on the later of: (1) the Effective Date of this Agreement or; (2) the date Provider has met applicable credentialing requirements, standards of participation and accreditation requirements:

Commercial lines of business:

Health Benefit Plans in which Members have access to a network of providers and receive an enhanced level of benefits when they obtain Covered Services from Participating Providers regardless of product licensure status or funding source. Provider participates in Networks which support such Health Benefit Plans including but not limited to the following:

•
HMO (includes group HMO and POS products such as: BlueAdvantage HMO and BlueAdvantage POS/HMO Nevada)
•
PPO (includes PPO, EPO and CDHP products such as: BlueSecure and BluePreferred PPO/Nevada PPO, FEP)
•
Pathway HMO (includes products such as: BlueAdvantage HMO)
•
Pathway PPO (includes products such as: BluePreferred and BlueSecure)
•
Indemnity/Traditional/Standard (includes indemnity/traditional/standard products such as: Prudent Buyer/Nevada PPO)
•
Individual/direct pay (includes individual/direct pay products such as: SmartSense and Smart Saver/Nevada PPO)

Governmental lines of business:

Health Benefit Plans issued pursuant to an agreement between Plan and Agency in which Members have access to a network of providers and receive an enhanced level of benefits when they obtain Covered Services from Participating Providers regardless of product licensure status. Provider participates in the following Networks which support such Health Benefit Plans:

•
Medicare HMO (includes HMO products such as: Medicare Advantage HMO)
•
Medicare PPO (includes PPO products such as: Anthem Medicare Preferred Premier/Nevada Medicare Advantage PPO Network)

Other Plan Programs:

•
Pathway X HMO (includes Products such as: Anthem Gold DirectAccess, Anthem Silver DirectAccess and Anthem Bronze DirectAccess)
•
Pathway X PPO (includes Products such as: Anthem Gold DirectAccess, Anthem Silver DirectAccess and Anthem Bronze DirectAccess)

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem Insurance Companies,Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	150	1841672798 #1350526454

COMMERCIAL BUSINESS PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ARTICLE I

DEFINITIONS

"Clean Claim" means either the uniform bill form or electronic submission form in the format prescribed by Anthem submitted for payment by a provider for Covered Services rendered to a Member which includes all information necessary to process the Claim. "Clean Claim" does not include a Claim for payment of expenses incurred during a period of time for which premiums are delinquent, except to the extent otherwise required by applicable Regulatory Requirements.

ARTICLE II

SERVICES/OBLIGATIONS

2.1.2 Provider agrees to participate in Anthem's exchange network(s) set forth on the Provider Networks Attachment, which may support both products or programs offered by Anthem through state-based, regional or federal health insurance exchanges ("Exchanges") established by the Patient Protection and Affordable Care Act and products or programs offered by Anthem outside of Exchanges. Provider acknowledges and understands that products or programs offered through or outside of the Exchanges may differ, and that such products or programs are subject to Regulatory Requirements. Provider agrees to abide by all Regulatory Requirements of the Exchanges as they exist and as they may be amended or changed from time to time. Should Anthem change the name of the exchange network(s) set forth on the Provider Networks Attachment, it shall notify Provider.

2.4
Plan Payment Time Frames.

2.4.1
Claims Subject to Nevada Law. Anthem shall comply with the requirements of the Nevada prompt payment laws, as may be applicable, for payment of Clean Claims for Covered Services.

Anthem shall approve or deny Clean Claims within thirty (30) calendar days of receipt. If a Clean Claim is payable, payment shall be made within thirty (30) days after it is approved. If a Clean Claim is payable, and Anthem does not pay the Claim with thirty (30) days of approval, Anthem shall pay Provider interest on the amount owed at a rate equal to the prime rate at the largest bank in Nevada, as ascertained by the commissioner of financial institutions, on January 1 or July 1, as the case may be, immediately preceding the date on which the payment was due, plus six percent (6%). In the event additional information is required to appropriately process a Claim, Anthem shall notify Provider of its request for additional information within twenty (20) days after receipt of the Claim. Anthem shall approve or deny the Claim within thirty (30) days after receiving the additional information. If the Claim is approved, Anthem shall pay the Claim within thirty (30) days after it receives the additional information. If Anthem fails to pay the approved Claim within that time frame, it shall pay interest to Provider as stated above from thirty (30) days after the date on which the Claim was approved until the date on which the Claim is paid.

2.4.2
Claims Not Subject to Nevada Law. In the event the Nevada prompt payment laws are not applicable, Anthem shall use commercially reasonable efforts to require Plans or their designees to make payment or arrange for payment for all Clean Claims for Covered Services submitted by Provider within sixty (60) days of receipt, exclusive of Claims that have been suspended due to

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

NevadaProvider Agreement Commercial Attachment © 2022 Mar - RockyMountain Hospital and Medical Services,Inc. © 2022 Mar - HMOColorado, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	151	1841672798 #1350526454

the need to determine the extent of Plan's payment liability, if any, because of issues such as coordination of benefits, subrogation, eligibility for coverage, or Medical Necessity.

ARTICLE III TERMINATION

3.1
Termination-Commercial Business Attachment and/or Network(s). At any time either party may terminate, without cause, Provider's participation in one or more Commercial Network(s) designated on the Provider Networks Attachment, or this Attachment by giving at least one hundred eighty (180) days prior written notice of termination to the other party. Following any termination as described herein, the remainder of the Agreement shall remain in full force and effect, if applicable.
3.2
Continuation of Care Upon Termination - Commercial Business Members. In addition to the Continuation of Care Upon Termination provision in the Agreement, Provider shall, upon termination of this Agreement for reasons other than the grounds set forth in the Termination With Cause section of this Agreement, provide and be compensated for inpatient Covered Services rendered to Commercial Business Members receiving treatment at the time of termination, under the terms and conditions of this Agreement until the earlier of one hundred twenty (120) days after the effective date of such termination or until such inpatient Commercial Business Members are discharged from Provider or, with regard to a Commercial Business Member who is pregnant, the forty-five (45) days after the date of delivery, or in the event the pregnancy does not end in delivery, the date of the end of the pregnancy. In addition, Provider agrees to accept payment under the terms of this Agreement for those Commercial Business Members receiving outpatient treatment at the time of termination until the earlier of ninety (90) days after the Effective Date of such termination or until such outpatient treatment ends. Notwithstanding the foregoing, for Commercial Business Members who: (i) have entered the second or third trimester of pregnancy at the time of such termination, or (ii) are defined as terminally ill under § 1861 (dd) (3) (A) of the Social Security Act at the time of such termination, this continuance of care and all provisions of this Agreement shall remain in effect for such pregnant Commercial Business Members through the provision of postpartum care directly related to their delivery, and for such terminally ill Commercial Business Members for the remainder of their life for care directly related to the treatment of the terminal illness.

3.3
Survival. The provisions of this Attachment set forth below shall survive termination or expiration of the Agreement:

3.3.1
Any provisions required in order to comply with Regulatory Requirements.

3.3.2
Continuation of Care Upon Termination – Commercial Business Members; and

3.3.3
Notice and Continuation of Services Upon Anthem Insolvency.

3.5
Anthem shall provide written notice to Provider as soon as practicable if a court determines Anthem to be insolvent or in the event of any other cessation of operations of Anthem. In the event of the insolvency or other cessation of operations of Anthem, Provider agrees to continue to delivery Commercial Business Covered Services to Commercial Business Members, without billing the Commercial Business Members for any amounts other than Cost Shares as specifically provided in the Health Benefit Plan, until the earlier of:

1.
The date of the cancellation of the Commercial Business Member's coverage pursuant to NRS 687B.310, including, without limitation, any extension of coverage provided pursuant to: (a) the terms of the Health Benefit Plan; (b) NRS 689A.04036, 689B.0303, 695C.1691 and 695G.164, as applicable; or (c) any applicable federal law for Commercial Business Members who are in an active course of treatment or totally disabled; or

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

NevadaProvider Agreement Commercial Attachment © 2022 Mar - RockyMountain Hospital and Medical Services,Inc. © 2022 Mar - HMOColorado, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	152	1841672798 #1350526454

2.
The date on which this Agreement would have terminated if Anthem had remained in operation, including, without limitation, any extension of coverage provided pursuant to: (a) the Commercial Business Member's Health Benefit Plan; (b) NRS 689A.04036, 689B.0303, 695C.1691 and 695G.164, as applicable; or (c) any applicable federal law for Commercial Business Members who are in an active course of treatment or totally disabled.

The above provisions shall be construed in favor of the Commercial Business Member and shall supersede any oral or written contrary agreement between Provider and the Commercial Business Member or the Commercial Business Member's representative if the contrary agreement is inconsistent with the above provisions.

ARTICLE IV GENERAL PROVISIONS

4.1 This provision intentionally left blank.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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PLAN COMPENSATION SCHEDULE ("PCS")

III.
PROVIDER TYPE

Specialty Physician Group Obligations. To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of an individual Network participation.

Specialty Provider Group (Non-MD or DO) Obligations. To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of an individual Network participation.

IV.
SPECIFIC REIMBURSEMENT TERMS COMMERCIAL BUSINESS

Allowances for Injectable/Infusible/Oral Drugs, Vaccines and Radiopharmaceutical Agents. Plan shall automatically update its allowance for injectable/infusible/oral drugs, vaccines and radiopharmaceutical agents on a quarterly basis in accordance with the quarterly updates made by CMS to its drug pricing file or any other external or internal source as set forth in this PCS. Retroactive adjustments made by CMS to its drug pricing file shall be inapplicable to Anthem's fee allowances and payment responsibility.

Out-of-Network Compensation. Except for Government Programs, if Provider renders services to a Member who accesses a Network in which Provider does not participate, Provider will receive compensation as follows:

Plan shall compensate Provider for Emergency Services rendered to a Member based on the applicable Anthem out-of-network maximum benefit allowance compensation rate, but based on the Member's Health Benefit Plan, Plan may have no liability for services rendered. In no event shall payment from Plan and the Member exceed Provider's Charge for such Covered Services.

Except for Emergency Services, if the Member's Health Benefit Plan requires authorization by the Plan or a Provider for out of Network Covered Services in order for the Member to have the highest level of benefits, and such authorization has been given, then Plan shall compensate Provider for such authorized Covered Services based on the applicable Participating Provider ("Indemnity/Traditional/Standard") Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share. Except for Emergency Services, if the Member's Health Benefit Plan does not have out-of-network benefits unless authorized by the Plan or Provider, Plan shall have no liability for services rendered without such authorization. In that event, Provider shall bill the Member for Health Services rendered.

Except for Emergency Services, if the Member's Health Benefit Plan has out-of-network benefits without authorization being required by the Plan or Provider, and no authorization has been given, then Plan will compensate Provider for Covered Services based on the Anthem out-of-network maximum benefit allowance compensation rate, but based on the Member's Health Benefit Plan, Plan may have no liability for services rendered. In no event shall payment from Plan and the Member exceed Provider's Charge for such Covered Services.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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MEDICARE ADVANTAGE

For MA Covered Services provided by or on behalf of Provider to a Medicare Advantage Member, Provider agrees to accept, as the Anthem Medicare Advantage Rate, the lesser of Eligible Charges or a Fee Schedule based on of the CMS Medicare fee schedules.

When determining the Anthem Medicare Advantage Rate, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The Anthem Medicare Advantage Rate shall not include any bonus payment or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Anthem notifies Provider otherwise, in the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

NY STATE SPECIFIC PROVISIONS

This is a Participation Attachment to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

The provisions in this State Specific Provisions Attachment shall replace the similarly-titled provisions in the Agreement. Notwithstanding the foregoing, there may be other provisions in this State Specific Provisions Attachment that are not set forth in the Agreement, but which shall apply for this state. If there is a conflict between the terms of this State Specific Provisions Attachment and the terms of the Agreement (outside of this State Specific Provisions Attachment), the terms of this State Specific Provisions Attachment shall govern.

The following provisions are required terms and conditions for certain Health Benefit Plans that are issued in the State of New York.

ARTICLE II

SERVICES/OBLIGATIONS

2.6
Payment in Full and Hold Harmless.

2.6.1
Provider agrees to accept as payment in full, in all circumstances, the applicable Empire Rate whether such payment is in the form of a Cost Share, a payment by Plan, or a payment by another source, such as through coordination of benefits or subrogation. Provider shall bill, collect, and accept compensation for Cost Shares. Provider agrees to make reasonable efforts to verify Cost Shares prior to billing for such Cost Shares. In no event shall Plan be obligated to pay Provider or any person acting on behalf of Provider for services that are not Covered Services, or any amounts in excess of the Empire Rate less Cost Shares or payment by another source, as set forth above. Consistent with the foregoing, Provider agrees to accept the Empire Rate as payment in full if the Member has not yet satisfied his/her deductible.

2.6.2
Except as expressly permitted under Regulatory Requirements, Provider agrees that in no event, including but not limited to, nonpayment by applicable Plan, insolvency of applicable Plan, breach of this Agreement, or Claim payment denials or adjustment requests or recoupments based on miscoding or other billing errors of any type, whether or not fraudulent or abusive, shall Provider, or any person acting on behalf of Provider, bill, charge, collect a deposit from, seek compensation from, or have any other recourse against a Member, or a person legally acting on the Member's behalf, for Covered Services provided pursuant to this Agreement. In the event of nonpayment and/or insolvency of a Plan that is not underwritten by Empire or an Affiliate, Provider further agrees that it shall not seek compensation from or have any other recourse against Empire or an Affiliate. Notwithstanding the foregoing, Provider may collect reimbursement from the Member for the following:

2.6.2.1
Cost Shares, if applicable;

2.6.2.2
Health Services that are not Covered Services. However, Provider may seek payment for a Health Service that is not Medically Necessary or is experimental/investigational only if Provider obtains a written waiver that meets the following criteria:

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	156	1841672798 #1350526454

a)
The waiver notifies the Member that the Health Service is likely to be deemed not Medically Necessary, experimental/investigational or not covered;

b)
The waiver notifies the Member of the Health Service being provided and the date(s) of service;

c)
The waiver notifies the Member of the approximate cost of the Health Service;
d)
The waiver is signed by the Member, or a person legally acting on the Member's behalf, prior to receipt of the Health Service.

2.6.2.3
Any reduction in or denial of payment as a result of the Member's failure to comply with his/her utilization management program pursuant to his her/her Health Benefit Plan, except when Provider has been designated by Empire to comply with utilization management for the Health Services provided by Provider to the Member.

2.7
Recoupment/Offset/Adjustment for Overpayments. Empire shall be entitled to offset and recoup an amount equal to any overpayments or improper payments made by Empire to Provider against any payments due and payable by Empire to Provider with respect to any Health Benefit Plan under this Agreement. Provider shall voluntarily refund all duplicate or erroneous Claim payments regardless of the cause, including, but not limited to, payments for Claims where the Claim was miscoded, non-compliant with industry standards, or otherwise billed in error, whether or not the billing error was fraudulent, abusive or wasteful. In such event, Provider agrees that all future Claim payments applied to satisfy Provider's repayment obligation shall be deemed to have been paid in full for all purposes, including section 2.6.1. Should Provider disagree with any determination by Plan that Provider has received an overpayment, Provider shall have the right to appeal such determination under Empire's procedures set forth in the provider manual, and such appeal shall not suspend Empire's right to recoup the overpayment amount during the appeal process unless suspension of the right to recoup is otherwise required by Regulatory Requirements. Empire reserves the right to employ a third party collection agency in the event of non-payment.

2.8
Use of Subcontractors. Subject to the terms and conditions of section 9.2 of this Agreement, Provider and Plan may fulfill some of their duties under this Agreement through subcontractors. For purposes of this provision, subcontractors shall include, but are not limited to, vendors and non-Participating Providers that provide supplies, equipment, staffing, and other services to Members at the request of, under the supervision of, and/or at the place of business of Provider. Provider shall provide Empire with thirty (30) days prior notice of any Health Services subcontractors with which Provider may contract to perform Provider's duties and obligations under this Agreement, and Provider shall remain responsible to Plan for the compliance of his/her/its subcontractors with the terms and conditions of this Agreement as applicable, including, but not limited to, the Payment in Full and Hold Harmless provisions herein.

2.9
Compliance with Provider Manual(s) and Policies, Programs and Procedures. Provider agrees to cooperate and comply with, Empire's provider manual(s), and all other policies, programs and procedures (collectively "Policies") established and implemented by Plan, applicable to the Network(s) in which Provider participates. Empire or its designees may modify the provider manual(s) and its Policies by making a good faith effort to provide notice to Provider at least ninety (90) days in advance of the effective date of material modifications thereto.

2.11 Networks and Provider Panels. Provider shall be eligible to participate only in those Networks designated on the Provider Networks Attachment of this Agreement. Provider shall not be recognized as a Participating Provider in such Networks until the later of: 1) the Effective Date of this Agreement or; 2) as determined by Plan in its sole discretion, the date Provider has met Plan's applicable credentialing requirements, standards of participation and accreditation requirements. Provider acknowledges that Plan may develop, discontinue,

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	157	1841672798 #1350526454

or modify new or existing Networks, products and/or programs. In addition to those Networks designated on the Provider Networks Attachment, Empire may also identify Provider as a Participating Provider in additional Networks, products and/or programs designated in writing from time to time by Empire. The terms and conditions of Provider's participation as a Participating Provider in such additional Networks, products and/or programs shall be on the terms and conditions as set forth in this Agreement unless otherwise agreed to in writing by Provider and Empire.

In addition to and separate from Networks that support some or all of Plan's products and/or programs (e.g., HMO, PPO and Indemnity products), Provider further acknowledges that certain Health Services, including by way of example only, laboratory or behavioral health services, may be provided exclusively by designated Participating Providers (a "Health Services Designated Network"), as determined by Plan. Provider agrees to refer Members to such designated Participating Providers in a Health Services Designated Network for the provision of certain Health Services, even if Provider performs such services. Notwithstanding any other provision in this Agreement, if Provider provides a Health Service to a Member for which Provider is not a designated Participating Provider in a Health Services Designated Network, then Provider agrees that he/she/it shall not be reimbursed for such services by Empire, Plan or the Member, unless Provider was authorized to provide such Health Service by Plan. Notwithstanding the foregoing, Provider expressly acknowledges and agrees that they shall not be participating in any applicable Medicare Advantage HMO Special Needs Plan ("SNP") or Medicare Advantage HMO products or other Medicare Advantage products that are administered or managed by CareMore IPA of New York, LLC. In addition and notwithstanding anything to the contrary in the Agreement, this Agreement shall not apply to the products issued by HealthPlus HP, LLC d/b/a Empire BlueCross BlueShield HealthPlus unless otherwise notified by Empire.

2.13 Provider Credentialing, Standards of Participation and Accreditation. Provider warrants that he/she/it meets all applicable Plan credentialing requirements, standards of participation, and accreditation requirements for the Networks in which Provider participates. A description of the applicable credentialing requirements, standards of participation, and accreditation requirements, are set forth in the provider manual(s) and/or in the PCS. Provider acknowledges that until such time as Provider has been determined to have fully met Plan's credentialing requirements, standards of participation, and accreditation requirements, as applicable, Provider shall not be entitled to the benefits of participation under this Agreement, including without limitation the Empire Rates set forth in the PCS attached hereto.

2.18 Multiple Office Sites. Provider understands and agrees that this Agreement constitutes Provider's agreement to participate in the Networks under all tax identification numbers and at all office locations, regardless of area of practice, unless Empire elects to limit participation to certain office locations or tax identification numbers. Provider is hereby prohibited from restricting participation to certain office locations or tax identification numbers when Provider maintains multiple offices or tax identification numbers. Provider shall provide thirty

(30) days advance written notice to Empire of the addition or deletion of any Provider office locations or tax identification numbers. In the event that Provider closes or no longer practices at a particular office location, Provider further agrees to provide written notice to Members who are existing patients of Provider setting forth Provider's remaining office locations where such Members may continue to access Covered Services.

ARTICLE VII

DISPUTE RESOLUTION AND ARBITRATION

7.1 Dispute Resolution. All disputes between Empire and Provider arising out of or related in any manner to this Agreement shall be resolved using the dispute resolution and arbitration procedures as set forth below. Provider shall exhaust any other applicable provider appeal/provider dispute resolution procedures and any applicable state law exhaustion requirements imposed by Regulatory Requirements as a condition precedent to Provider's right to pursue the dispute resolution and arbitration procedures as set forth below.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	158	1841672798 #1350526454

The parties agree that external appeal decisions issued by an independent review organization contracted with a state Agency for medical necessity or investigational disputes are final and binding on the parties, and Provider may not pursue further dispute resolution or arbitration as further set forth in this Article VII below with respect to such disputes.

7.1.1 Except as otherwise specified in section 7.1 above, in order to invoke the dispute resolution procedures in this Agreement, a party first shall send to the other party a written demand letter that contains a detailed description of the dispute and all relevant underlying facts, a detailed description of the amount(s) in dispute and how they have been calculated and any other information that the Empire provider manual(s) may require Provider to submit with respect to such dispute. If the total amount in dispute as set forth in the demand letter is less than two hundred thousand dollars ($200,000), exclusive of interest, costs, and attorneys' fees, then within twenty (20) days following the date on which the receiving party receives the demand letter, representatives of each party's choosing shall meet to discuss the dispute in person or telephonically in an effort to resolve the dispute. If the total amount in dispute as set forth in the demand letter is two hundred thousand dollars ($200,000) or more, exclusive of interest, costs, and attorneys' fees, then within ninety (90) days following the date of the demand letter, the parties shall engage in non-binding mediation in an effort to resolve the dispute unless both parties agree in writing to waive the mediation requirement. The parties shall mutually agree upon a mediator, and failing to do so, Judicial Arbitration and Mediation Services ("JAMS") shall be authorized to appoint a mediator.

ARTICLE VIII

TERM AND TERMINATION

8.1
Initial Term of Agreement. The initial term of this Agreement shall commence at 12:01 AM on the Effective Date and shall continue in effect for a term of one (1) year ("Initial Term"), automatically renewing for consecutive one (1) year terms unless either party gives written notice of nonrenewal to the other party at least sixty (60) days prior to the start of the calendar year, or this Agreement is terminated as described below.

Notwithstanding the foregoing, Empire may nonrenew Provider's participation in one or more Network(s) designated on the Provider Networks Attachment by giving Provider written notice at least sixty (60) days prior to the start of the calendar year. Following any nonrenewal of Provider's participation in one or more Network(s), the remainder of the Agreement shall remain in full force and effect. Should a Participation Attachment(s) contain a longer notice period, the Agreement shall continue in effect only for such applicable Participation Attachment(s) until the notice period in the applicable Participation Attachment(s) ends.

8.2
Termination Without Cause. Empire may terminate, without cause, Provider's Participation in one or more Network(s) designated on the Provider Networks Attachment, or this Agreement, by giving at least ninety (90) days prior written notice of termination to the Provider. Following any termination of Provider's participation in one or more Network(s), the remainder of the Agreement shall remain in full force and effect. Notwithstanding the foregoing, should a Participation Attachment(s) contain a longer without cause termination period, the Agreement shall continue in effect only for such applicable Participation Attachment(s) until the termination without cause notice period in the applicable Participation Attachment(s) ends.

8.4
Immediate Termination.

8.4.1
This Agreement or any Participation Attachment(s) may be terminated immediately by Empire if:

8.4.1.1
Provider commits any act or conduct for which his/her/its license(s), permit(s), or any governmental or board authorization(s) or approval(s) necessary for business

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	159	1841672798 #1350526454

operations or to provide Health Services are lost or voluntarily surrendered in whole or in part; or

8.4.1.2
Provider commits fraud or makes any material misstatements or omissions on any documents related to this Agreement which Provider submits to Empire or to a third party; or

8.4.1.3
Provider files a petition in bankruptcy for liquidation or reorganization by or against Provider, if Provider becomes insolvent, or makes an assignment for the benefit of its creditors without Empire's written consent, or if a receiver is appointed for Provider or its property; or

8.4.1.4
Provider's insurance coverage as required by this Agreement lapses for any reason; or

8.4.1.5
Provider fails to maintain compliance with Plan's applicable credentialing requirements, accreditation requirements or standards of participation; or

8.4.1.6
Empire reasonably believes based on Provider's conduct or inaction, or allegations of such conduct or inaction, that the well-being of patients may be jeopardized; or

8.4.1.7
Provider has been abusive to a Member, an Empire employee or representative; or

8.4.1.8
Provider and/or his/her/its employees, contractors, subcontractors, or agents are ineligible, excluded, suspended, terminated or debarred from participating in a Government Program, and in the case of an employee, contractor, subcontractor or agent, Provider fails to remove such individual from responsibility for, or involvement with, the Provider's business operations related to this Agreement, or if Provider has voluntarily withdrawn his/her/its participation in any Government Program as the result of a settlement agreement; or

8.4.1.9
Provider is convicted or has been finally adjudicated to have committed a felony or misdemeanor, other than a non-DUI related traffic violation.

8.4.2
This Agreement may be terminated immediately by Provider if:

8.4.2.1
Empire commits any act or conduct for which its license(s), permit(s), or any governmental or board authorization(s) or approval(s) necessary for business operations are lost or voluntarily surrendered in whole or in part; or

8.4.2.2
Empire commits fraud or makes any material misstatements or omissions on any documents related to this Agreement which it submits to Provider or to a third party; or
8.4.2.3
Empire files for bankruptcy, or if a receiver is appointed.

8.5
Termination of Individual Providers. If applicable, Empire reserves the right to terminate individual providers under the terms of this Article VIII while continuing the Agreement for one or more providers in a group.

ARTICLE IX GENERAL PROVISIONS

9.1 Amendment. Except as otherwise provided for in this Agreement, Empire retains the right to amend this Agreement, the Empire Rate, any attachments or addenda by making a good faith effort to provide notice to Provider at least forty-five (45) days in advance of the effective date of the amendment.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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9.3
Scope/Change in Status.

9.3.1
Empire and Provider agree that this Agreement applies to Health Services rendered by Provider at all Provider office locations and tax identification numbers. Empire may, in its discretion, limit this Agreement to Provider's locations, operations, business or corporate form, status or structure in existence on the Effective Date of this Agreement and prior to the occurrence of any of the events set forth in subsections 9.3.1.1 – 9.3.1.5. Unless otherwise required by Regulatory Requirements, Provider shall provide at least ninety (90) days prior written notice of any such event.

9.3.1.1
Provider (a) sells, transfers or conveys his/her/its business or any substantial portion of his/her/its business assets to another entity through any manner including but not limited to a stock, real estate or asset transaction or other type of transfer; (b) is otherwise acquired or controlled by any other entity through any manner, including but not limited to purchase, merger, consolidation, alliance, joint venture, partnership, association, or expansion; or

9.3.1.2
Provider transfers control of his/her/its management or operations to any third party, including Provider entering into a management contract with a physician practice management company or with another entity which does not manage Provider as of the Effective Date of this Agreement, or there is a subsequent change in control of Provider's current management company; or

9.3.1.3
Provider acquires or controls any other medical practice, facility, service, beds or entity; or

9.3.1.4
Provider changes his/her/its locations, business or operations, corporate form or status, tax identification number, or similar demographic information; or

9.3.1.5
Provider creates or otherwise operates a licensed health maintenance organization or commercial health plan (whether such creation or operation is direct or through a Provider affiliate).

9.3.2
Notwithstanding the termination provisions of Article VIII, and without limiting any of Empire's rights as set forth elsewhere in this Agreement, Empire shall have the right to terminate this Agreement by giving at least sixty (60) days written notice to Provider if Empire determines, that as a result of any of the transactions listed in subsection 9.3.1, Provider cannot satisfactorily perform the obligations hereunder, or cannot comply with one or more of the terms and conditions of this Agreement, including but not limited to the confidentiality provisions herein; or Empire elects in its reasonable business discretion not to do business with Provider, the successor entity or new management company, as a result of one or more of the events as set forth in subsection 9.3.1.

9.3.3
Provider shall provide Empire with forty-five (45) days prior written notice of:

9.3.3.1
Addition or removal of individual provider(s) who are employed or subcontracted with Provider, if applicable. Any new individual providers must meet Plan's credentialing requirements or other applicable standards of participation prior to being designated as a Participating Provider; or

9.3.3.2
A change in mailing address.

9.3.4
If any of the events outlined in this section 9.3 occur, including the addition of any individual provider(s) practicing with Provider, and Empire consents in writing not to limit the Agreement as

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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outlined in subsection 9.3.1 and its corresponding subsections, then Provider warrants and covenants that this Agreement shall be assumed by the new locations, operations or business or corporate form, status or structure, or individual provider (herein referred to as "New Entity"?), unless the New Entity already has an agreement with Empire, in which case Empire will determine which Agreement will prevail. If the New Entity does not have a current agreement with Empire, or Empire agrees to add the New Entity to the Agreement, then the development of the appropriate Fee Schedule shall be determined in the following manner:

9.3.4.1
If New Entity is a result of Provider consolidation of some or all of the tax identification numbers listed on the signature page of the Agreement, then Empire shall do a weighted average of the negotiated Empire Rates of the impacted tax identification numbers, based on volume, to develop a new Fee Schedule for the New Entity to be applied prospectively to reflect the impact as of the date of consolidation. Empire shall provide the analytical detail supporting the new Fee Schedule to Provider for review. The parties shall come to agreement on the accuracy of the weighted averages prior to implementation of the new Fee Schedule.

9.3.4.2
If New Entity is NOT a result of Provider consolidation of some or all of the tax identification numbers listed on the signature page of this Agreement, and if Empire has a current contract with New Entity, then Empire shall do a weighted average of the rates of the New Entity and Provider, based on volume, to determine if the negative financial impact to Empire is five percent (5%) or greater. If the overall financial impact to Empire is five percent (5%) or greater, then the parties agree to modify the negotiated Empire Rates outlined in the PCS prospectively in order to neutralize the impact. If the negative financial impact is less than five percent (5%), then the New Entity shall be subject to the reimbursement as outlined in the PCS. Empire shall provide the analytical detail supporting the new Fee Schedule to Provider for review. The parties shall come to agreement on the accuracy of the weighted averages prior to implementation of the new Fee Schedule.

9.3.5
Notwithstanding the foregoing, Empire shall conduct an annual review to determine if any changes in this section 9.3 have resulted in a negative financial impact to Empire of five percent (5%) from the preceding calendar year, and if so, then Empire shall unilaterally adjust the Empire Rates prospectively to neutralize the negative financial impact as a result of the changes.

9.16 Regulatory Approval. To the extent Provider participates in Networks under this Agreement, which are subject to review by the New York State Department of Health, this Agreement is subject to the approval of the New York State Department of Health as to form. If this Agreement is implemented prior to such approval, the parties agree to incorporate into this Agreement any and all modifications required by the Department of Health for approval or, alternatively, to terminate this Agreement if so directed by the Department of Health. The "New York State Department of Health Standard Clauses for Managed Care Provider/IPA/ACO Contracts", attached to the Agreement as Attachment A, are expressly incorporated into this Agreement and are binding upon the Article 44 plans and providers that contract with such plans, and who are a party to this Agreement. In the event of any inconsistent or contrary language between the Standard Clauses and any other part of the Agreement, including but not limited to appendices, amendments, exhibits, the parties agree that the provisions of the Standard Clauses shall prevail, except to the extent applicable law requires otherwise and/or to the extent a provision of the Agreement exceeds the minimum requirements of the Standard Clauses.

ARTICLE X BCBSA REQUIREMENTS

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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10.2 Blue Cross Blue Shield Out of Area Program. Provider agrees to provide Covered Services to any person who is covered under another BCBSA out of area or reciprocal program, and to submit Claims for payment in accordance with current BCBSA Claims filing guidelines. Provider agrees to accept payment by Plan at the Empire Rate for the equivalent Network as payment in full except Provider may bill, collect and accept compensation for Cost Shares. The provisions of this Agreement shall apply to Eligible Charges as defined in the PCS for Covered Services under the out of area or reciprocal programs. Provider further agrees to comply with other similar programs of the BCBSA. For Members who are enrolled under BCBSA out of area or reciprocal programs, Provider shall comply with the applicable Plan's utilization management policies. Each Plan utilizes its own utilization management criteria as guideline for Medical Necessity decisions. To the extent Provider is seeking precertification for a person who is covered under another BCBSA out of area reciprocal program, the Provider shall have the right to request the utilization management criteria utilized or to be utilized for the Medical Necessity determination from the applicable Plan. In addition, if the Provider renders services to a person who is covered under another BCBSA out of area reciprocal program and the service is denied as not being Medically Necessary, Provider shall have the right to request that Empire shall obtain the utilization management criteria utilized for the Medical Necessity determination from the applicable Plan.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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PROVIDER NETWORKS ATTACHMENT

Provider shall be designated as a Participating Provider in the following Networks on the later of: 1) the Effective Date of this Agreement or; 2) as determined by Plan in its sole discretion, the date Provider has met applicable credentialing requirements, standards of participation and accreditation requirements:

•
HMO
•
EPO
•
PPO
•
Blue Access
•
Connection
•
Indemnity
•
Individual Network
•
Medicare Advantage HMO
•
Medicare Advantage PPO
•
MediBlue Select (HMO)

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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COMMERCIAL BUSINESS PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ARTICLE II

SERVICES/OBLIGATIONS

2.3
Submission and Adjudication of Commercial Business Claims. Unless otherwise instructed, or required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within one hundred twenty (120) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the one hundred twenty (120) day period will not begin until Provider receives notification of primary payor's responsibility.

2.3.1
Provider agrees to provide to Empire, unless otherwise instructed, at no cost to Empire, Plan or the Commercial Business Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Complete Claims for Commercial Business Covered Services. Once Empire determines Plan has any payment liability, all Complete Claims will be paid in accordance with the terms and conditions of a Commercial Business Member's Health Benefit Plan, the PCS, and the provider manual(s).

2.3.2
Provider agrees to submit Claims and applicable attachments to the Claims in an electronic format consistent with industry standards and as set forth in the provider manual(s), unless otherwise mandated by applicable Regulatory Requirements.

2.3.3
If Empire or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within forty five (45) days, or before the expiration of the one hundred twenty

(120) day period referenced in section 2.3 above, whichever is longer.

2.3.4
In no event, shall Provider bill, collect, or attempt to collect payment from the Commercial Business Member for Claims Plan receives after the applicable period(s) as set forth in section 2.3 above, regardless of whether Plan pays such Claims.

2.3.5
In all events, however, Provider shall only look for payment (except for applicable Cost Shares or other obligations of Commercial Business Members) from the Plan that provides the Health Benefit Plan for the Commercial Business Member for Commercial Business Covered Services rendered.

2.3.6
Empire may permit Provider to submit its Claim within sixty (60) calendar days after Provider ascertains Plan's status beyond the one hundred twenty (120) day timely filing limit. Notwithstanding the foregoing, Provider agrees that under no circumstances whatsoever, shall Provider submit a Claim, or bill Empire (or its group customers or Commercial Business Members), more than one (1) year following the date of service or discharge.

2.4
Plan Payment Time Frames. In accordance with applicable Regulatory Requirements, Empire shall require Plans or their designees to use commercially reasonable efforts to adjudicate or arrange for adjudication and where appropriate make payment for all Complete Claims for Commercial Business Covered Services submitted by Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	165	New York Provider Agreement Commercial Attachment © 2022 Mar - EmpireHealthChoice HMO, Inc. © 2022 Mar - EmpireHealthChoice Assurance, Inc. 1841672798 #1350526454

ARTICLE III TERMINATION

3.1 Termination for Adverse Reimbursement Change. If there is an Adverse Reimbursement Change (as defined below) to the Agreement and the Provider is a licensed health care professional under Title 8 of the New York State Education law, Provider shall have the right to terminate all Networks, listed on the Provider Networks Attachment, which support Commercial Business and this Attachment by giving written notice to Empire sixty

(60) days prior to the effective date of the Adverse Reimbursement Change. For purposes of this section, "Adverse Reimbursement Change" shall be defined as a change in the Empire Rate that can reasonably be expected to have a material impact on the aggregate level of payment to an individual health care professional.

ARTICLE IV GENERAL PROVISIONS

4.1 This provision intentionally left blank.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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PLAN COMPENSATION SCHEDULE ("PCS")

I.
DEFINITIONS

"Emergency Condition" means a medical or behavioral condition, the onset of which is sudden, that manifests itself by symptoms of sufficient severity, including severe pain, that a prudent lay person possessing an average knowledge of medicine and health, could reasonably expect the absence of immediate medical attention to result in (1) placing the health of the individual afflicted with such condition in serious jeopardy, or in the case of a behavioral condition placing the health of such individual or others in serious jeopardy; (2) serious impairment to bodily functions; or (3) serious dysfunction of any bodily organ or part of such individual; or (4) serious disfigurement of such individual.

"Emergency Services" means those Covered Services provided in connection with an Emergency Condition. "Empire Medicare Advantage Rate" shall mean the Empire Rate that is used for Medicare Advantage.

II.
GENERAL PROVISIONS

Coding Software. Updates to Empire's Claims processing filters, code editing software, pricers, and any edits related thereto, as a result of changes in Coded Service Identifier(s) reporting guidelines and instructions, shall take place automatically and do not require any notice, disclosure or amendment to Provider. Empire reserves the right to use a code editing software as reasonably required by Empire to ensure Claims adjudication in accordance with industry standards, including, but not limited to, determining which services are considered part of, incidental to, or inclusive of the primary procedure and ensuring medically appropriate age, gender, diagnosis, frequency, and units billed.

Reimbursement for Anthem Rate Based on Eligible Charges. Notwithstanding any reimbursement amount set forth herein, Provider shall only be allowed to receive such reimbursement if such reimbursement is for an Eligible Charge. In addition, if Provider reimbursement is under one or more of the following methodologies: Capitation, Case Rate, DRG Rate, Encounter Rate, Global Case Rate, Per Diem Rate, Per Relative Value Unit (RVU), Per Service Rate, and Per Visit Rate, then individual services billed shall not be reimbursed separately, unless otherwise specified in Article IV of this PCS.

III.
PROVIDER TYPE

Specialty Physician Group Obligations. To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Empire will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

Specialty Provider Group (Non-MD or DO) Obligations. To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Empire will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

IV.
SPECIFIC REIMBURSEMENT TERMS COMMERCIAL BUSINESS

Accessing Fee Schedules. Provider may access Fee Schedules by following the instructions outlined in the "Empire's Online Services" section of the provider manual.

Allowances for Injectable/Infusible/Oral Drugs, Vaccines and Radiopharmaceutical Agents. Plan shall automatically update its allowance for injectable/infusible/oral drugs, vaccines and radiopharmaceutical

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	167	New York Provider Agreement PCS © 2022 Mar - EmpireHealthChoice HMO, Inc. © 2022 Mar - EmpireHealthChoice Assurance, Inc. 1841672798 #1350526454

agents on a quarterly basis in accordance with the quarterly updates made by CMS to its drug pricing file or any other external or internal source as set forth in this PCS. Retroactive adjustments made by CMS to its drug pricing file shall be inapplicable to Empire's fee allowances and payment responsibility.

Out-of-Network Compensation. Except for Government Programs, if Provider renders services to a Member who accesses a Network in which Provider does not participate, Provider will receive compensation as follows:

Plan shall compensate Provider for Emergency Services rendered to a Member based on the applicable Indemnity/Traditional/Standard Empire Rate. Provider agrees to accept the Indemnity/Traditional/Standard Empire Rate as payment in full and shall only bill for the applicable Cost Share.

Except for Emergency Services, if the Member's Health Benefit Plan requires authorization by the Plan or a Provider for out of Network Covered Services in order for the Member to have the highest level of benefits, and such authorization has been given, then Plan shall compensate Provider for such authorized Covered Services based on the applicable Participating Provider ("Indemnity/Traditional/Standard") Empire Rate. Provider agrees to accept the Indemnity/Traditional/Standard Empire Rate as payment in full and shall only bill for the applicable Cost Share. Except for Emergency Services, if the Member's Health Benefit Plan does not have out-of-network benefits unless authorized by the Plan or Provider, Plan shall have no liability for Health Services rendered without such authorization. In that event, Provider shall bill the Member for Health Services rendered.

Except for Emergency Services, if the Member's Health Benefit Plan has out-of-network benefits without authorization being required by the Plan or Provider, and no authorization has been given, then Plan will compensate Provider for Covered Services based on the Empire Rate established for the Network and/or product that supports the Member's Health Benefit Plan. For example, if the Member's access is supported by PPO Network, compensation is based on the applicable Empire Rate for the PPO Network. Provider shall only bill for the applicable Cost Share as well as any amount designated as the Member's responsibility on the Provider payment voucher (or other written notice of explanation of payment). In no event shall payment from Plan and the Member exceed Provider's Charge for such Covered Services.

MEDICARE ADVANTAGE

For MA Covered Services provided by or on behalf of Provider to a Medicare Advantage Member, Provider agrees to accept, as the Anthem Medicare Advantage Rate, the lesser of Eligible Charges or Plan's Fee Schedule.

When determining the Empire Medicare Advantage Rate, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules, or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The Empire Medicare Advantage Rate shall not include any bonus payment, or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Empire notifies Provider otherwise, in the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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OHIO SUMMARY DISCLOSURE FORM

Anthem Blue Cross and Blue Shield Provider Agreement

Provider Name: Online Care Group Tax ID#: 541237939 Date: 11/09/2022

1. Compensation Terms

Manner of Payment: Fee for Service

Fee Schedule, reimbursement policies, and edits are available at: www.availity.com. (You will need to Register or Log In to the Provider Portal via Availity in order to access this information.)

2. List of products or networks covered by this contract

Blue Access - OH II-Tier 1, Blue Access - OH II-Tier 2, Blue Access- OH I-Tier 1, Blue Access- OH I-Tier 2, Blue Access/Access, Blue Connection, Blue Preferred Primary Plus/Primary Plus, Blue Preferred Primary/Preferred Primary, Blue Traditional/Traditional, Medicare Advantage HMO, Medicare Advantage PPO, Pathway, Pathway Essentials, Pathway Group HMO, Pathway HMO, Pathway X HMO

3. Term of this contract	Please refer to Article VIII, 8.1 Term of Agreement and the Signature Page of the Agreement.
4. Contracting entity or payer responsible for processing payment	Anthem and/or Anthem’s Affiliate’s. Please refer to the list of Affiliate’s located under Other Affiliate Information at www.anthem.com
5. Internal mechanism for resolving disputes regarding contract terms	Please refer to Article VII, 7.1 Dispute Resolution
6. Addenda to contract
7. Telephone number to access a readily available mechanism, such as a specific web site address, to allow a participating provider to receive the information in (1) through (6) from the payer	Akron/Canton 330-493-2354 Cincinnati 513-770-7607 Cleveland 216-573-4440 Columbus 614-438-3400 Dayton 937-428-8808

The information provided in this Summary Disclosure Form is a guide to the attached Health Care Contract as defined in section 3963.01 of the Ohio Revised Code. The Summary Disclosure Form does not constitute a part of the Health Care Contract. The terms and conditions of the attached Health Care Contract constitute the contract rights of the parties.

In the event of a conflict between the terms stated in the Health Care Contract and the terms stated in this Summary Disclosure Form, the terms of the Health Care Contract shall govern.

Reading this Summary Disclosure Form is not a substitute for reading the entire Health Care Contract. When you sign the Health Care Contract, you will be bound by its terms and conditions. These terms and conditions may be amended over time pursuant to section 3963.04 of the Ohio Revised Code. You are encouraged to read any proposed amendments that are sent to you after execution of the Health Care Contract.

Nothing in this Summary Disclosure Form creates any additional rights or causes of action in favor of either party.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

OH STATE SPECIFIC PROVISIONS

This is a Participation Attachment to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

The provisions in this State Specific Provisions Attachment shall replace the similarly-titled provisions in the Agreement. Notwithstanding the foregoing, there may be other provisions in this State Specific Provisions Attachment that are not set forth in the Agreement, but which shall apply for this state. If there is a conflict between the terms of this State Specific Provisions Attachment and the terms of the Agreement (outside of this State Specific Provisions Attachment), the terms of this State Specific Provisions Attachment shall govern.

These provisions are specific to the state of Ohio and are required either by Plan, by stature, or by regulation.

ARTICLE I

DEFINITIONS

"Material Amendment", for those providers defined in O.R.C. §3963.01 unless otherwise set forth by law, regulation or the Member's Health Benefit Plan, means a change to the Agreement that decreases the Provider's overall reimbursement or changes the contractual obligations in a way that may reasonably be expected to significantly increase the Provider's administrative expenses. The term Material Amendment shall be construed in a manner consistent with the definition in O.R.C. section 3963.01 et.seq.

ARTICLE II

SERVICES/OBLIGATIONS

2.9 Compliance with Provider Manual(s) and Policies, Programs and Procedures. Provider agrees to cooperate and comply with, Anthem provider manual(s), and all other policies, programs and procedures (collectively "Policies") established and implemented by Plan applicable to the Network(s) in which Provider participates. Anthem or its designees may modify the provider manual(s) and its Policies by making a good faith effort to provide notice to Provider at least ninety (90) days in advance of the effective date of material modifications thereto.

ARTICLE IX GENERAL PROVISIONS

•
Amendment. Anthem reserves the right to make a Material Amendment to this Agreement, the applicable Anthem Rate, the provider manual, any attachments or addenda by issuing Provider notice of the Material Amendment at least ninety (90) days prior to the date that the Material Amendment becomes effective (the "Notice Period"). The notice will be conspicuously entitled "Notice of Material Amendment to Contract". The date that Anthem sends the notice, shall be referred to as the "Notice Date", and it shall mark the beginning of the Notice Period. If Provider does not object to the Material Amendment in the manner described below, the Material Amendment will become effective. However, if Provider objects to the Material Amendment, Provider may terminate this Agreement rather than complying with the Material Amendment terms. If Provider objects in writing to the Material Amendment within fifteen (15) days upon receipt of such notice, and there is no resolution of the objection, either party may terminate the Agreement upon written notice of termination. Written notice of such termination must be provided to the other party not later than sixty (60) days before the effective date of the Material Amendment. The termination shall become effective sixty (60) days after the date of receipt of the notice of termination. If Provider objects in writing to the Material

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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Amendment within fifteen (15) days upon receipt of such notice, and there is no resolution of the objection and neither party terminates the Agreement in the manner described above, the Material Amendment will become effective. If an amendment to the Agreement is not a Material Amendment, Anthem will issue Provider notice of the amendment at least fifteen (15) days prior to the effective date of the amendment. All other notices shall be provided pursuant to the Agreement.

•
Assignment. This Agreement may not be assigned or delegated by Provider without the prior written consent of Anthem. Any assignment or delegation by Provider without such prior consent shall be voidable at the sole discretion of Anthem. Anthem may assign this Agreement in whole or in part. In the event of a partial assignment of this Agreement by Anthem, the obligations of the Provider shall be performed for Anthem with respect to the part retained and shall be performed for Anthem's assignee with respect to the part assigned, and such assignee is solely responsible to perform all obligations of Anthem with respect to the part assigned. The rights and obligations of the parties hereunder shall inure to the benefit of, and shall be binding upon, any permitted successors and assigns of the parties hereto.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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PROVIDER NETWORKS ATTACHMENT

Provider shall be designated as a Participating Provider in the following Networks on the later of: 1) the Effective Date of this Agreement or; 2) as determined by Plan in its sole discretion, the date Provider has met applicable credentialing requirements, standards of participation and accreditation requirements:

Commercial lines of business:

Health Benefit Plans in which Members have access to a network of providers and receive an enhanced level of benefits when they obtain Covered Services from Participating Providers regardless of product licensure status or funding source. Provider participates in Networks which support such Health Benefit Plans including but not limited to the following:

•
HMO (includes group HMO and EPO products such as: Blue Preferred Primary/Preferred Primary, Pathway HMO, Pathway X HMO, Pathway Group HMO)
•
POS (includes group POS products such as: Blue Preferred Primary Plus/Primary Plus)
•
PPO (includes PPO and CDHP products such as: Blue Access/Access, Blue Access- OH I-Tier 1, Blue Access- OH I-Tier 2, Blue Access- OH II-Tier 1, Blue Access- OH II-Tier 2)

• Indemnity/Traditional/Standard	(includes	indemnity/traditional/standard	products	such	as:	Blue
Traditional/Traditional) • Blue Connection • Pathway • Pathway Essentials

Governmental lines of business:

Health Benefit Plans issued pursuant to an agreement between Plan and Agency in which Members have access to a network of providers and receive an enhanced level of benefits when they obtain Covered Services from Participating Providers regardless of product licensure status. Provider participates in the following Networks which support such Health Benefit Plans:

•
Medicare HMO (includes group HMO and POS products such as: Medicare Advantage HMO)
•
Medicare PPO (includes PPO products such as: Medicare Advantage PPO)

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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COMMERCIAL BUSINESS PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ARTICLE II

SERVICES/OBLIGATIONS

2.1.2 Provider agrees to participate in Anthem's exchange network(s) set forth on the Provider Networks Attachment, which may support both products or programs offered by Anthem through state-based, regional or federal health insurance exchanges ("Exchanges") established by the Patient Protection and Affordable Care Act and products or programs offered by Anthem outside of Exchanges. Provider acknowledges and understands that products or programs offered through or outside of the Exchanges may differ, and that such products or programs are subject to Regulatory Requirements. Provider agrees to abide by all Regulatory Requirements of the Exchanges as they exist and as they may be amended or changed from time to time. Should Anthem change the name of the exchange network(s) set forth on the Provider Networks Attachment, it shall notify Provider.

2.3
Submission and Adjudication of Commercial Business Claims. Unless otherwise instructed, or required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within ninety (90) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the ninety (90) day period will not begin until Provider receives notification of primary payor's responsibility.

2.3.1
Provider agrees to provide to Anthem, unless otherwise instructed, at no cost to Anthem, Plan or the Commercial Business Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Complete Claims for Commercial Business Covered Services. Once Anthem determines Plan has any payment liability, all Complete Claims will be paid in accordance with the terms and conditions of a Commercial Business Member's Health Benefit Plan, the PCS, and the provider manual(s).

2.3.2
Provider agrees to submit Claims and applicable attachments to the Claims in an electronic format consistent with industry standards and as set forth in the provider manual(s), unless otherwise mandated by applicable Regulatory Requirements.

2.3.3
If Anthem or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within sixty (60) days, or before the expiration of the ninety (90) day period referenced in section 2.3 above, whichever is longer.

2.3.4
In no event, shall Provider bill, collect, or attempt to collect payment from the Commercial Business Member for Claims Plan receives after the applicable period(s) as set forth in section 2.3 above, regardless of whether Plan pays such Claims.

2.3.5
In all events, however, Provider shall only look for payment (except for applicable Cost Shares or other obligations of Commercial Business Members) from the Plan that provides the Health Benefit Plan for the Commercial Business Member for Commercial Business Covered Services rendered.

2.8
Commercial Business Member's Rights. The parties shall observe, protect, and promote the rights of the Commercial Business Member as set forth in any Regulatory Requirements and the "Members' Rights and Responsibilities" published in Plan documents and/or on the Plan web site.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Ohio ProviderAgreement Commercial Attachment © 2022 Mar - Community Insurance Company AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	173	1841672798 #1350526454

2.9
Statutory Responsibility. Anthem and/or Plan has responsibility to monitor and oversee the offering of Commercial Business Covered Services to Commercial Business Members covered under fully insured Health Benefit Plans issued in Ohio.

2.10
Statutorily Defined Terms. Those terms used in this Agreement and that are defined by O.R.C. §1751.01 et. seq., shall be construed in a manner consistent with the definitions in O.R.C. §1751.01 et. seq.

ARTICLE III TERMINATION

3.2
Continuance of Care-Insolvency. In the event of the Plan's insolvency or other cessation of operations, Provider agrees to continue to provide Commercial Business Covered Services to Commercial Business Members as needed to complete Medically Necessary procedures commenced but unfinished at the time of Plan's insolvency or other cessation of operations. The completion of a Medically Necessary procedure commenced but unfinished at the time of the Plan's insolvency or cessation of operations includes the rendition of all Commercial Business Covered Services that constitute Medically Necessary follow-up care for that procedure. If a Commercial Business Member is receiving Medically Necessary inpatient care at a hospital or facility at the time of Plan's insolvency or other cessation of operations, Provider agrees to continue to provide Commercial Business Covered Services to Commercial Business Members as needed to complete Medically Necessary care until the Commercial Business Member is discharged from the hospital or facility or until there is a determination by the Commercial Business Member's attending physician that inpatient care is no longer medically indicated for the Commercial Business Member. However, nothing in this provision precludes Plan from engaging in utilization review as described in the Commercial Business Member's Health Benefit Plan. No Provider is required to continue to provide any Commercial Business Covered Services after the occurrence of any of the following: (1) the end of the Commercial Business Member's period of coverage for which the premium has been paid; (2) the end of the thirty (30) day period following the entry of a liquidation order under Chapter 3903 of the Revised Code; (3) the Commercial Business Member obtains equivalent coverage with another Health Insuring Corporation or insurer, or the Commercial Business Member's employer obtains such coverage; (4) the Commercial Business Member or the Commercial Business Member's employer terminates coverage under the contract; and (5) a liquidator effects a transfer of the Plan's obligations under the contract under division (A) (8) of Section 3903.21 of the Revised Code. This provision shall survive termination of this Attachment or the Agreement, regardless of the reason for termination, including insolvency of the Plan, and shall be for the benefit of Commercial Business Members.

3.3
Survival. The provisions of this Attachment set forth below shall survive termination or expiration of the Agreement:

3.3.1
Any provisions required in order to comply with Regulatory Requirements; and

3.3.2
Continuation of Care-Insolvency.

ARTICLE IV GENERAL PROVISIONS

4.1 This provision intentionally left blank.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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PLAN COMPENSATION SCHEDULE ("PCS")

I. DEFINITIONS

"Emergency Condition" is defined as a medical condition that manifests itself by such acute symptoms of sufficient severity, including severe pain, such that a prudent layperson with an average knowledge of health and medicine could reasonably expect the absence of immediate medical attention to result in any of the following: (1) placing the health of the individual, or with respect to a pregnant woman, the health of the woman or her unborn child, in serious jeopardy; (2) serious impairment to bodily functions; or (3) serious dysfunction of any bodily organ or part.

III.
PROVIDER TYPE

Specialty Physician Group Obligations. Provider is designated as a Specialty Care Provider ("SCP" or "Specialty Care Provider") for those Network(s) designated on the Provider Networks Attachment of the Agreement.

Except in case of an Emergency, or as otherwise set forth in the Member's Health Benefit Plan, or required by Regulatory Requirements, prior to treating a Member, Specialty Care Provider agrees to obtain a referral, in accordance with Member's Health Benefit Plan, from a Primary Care Provider ("PCP") who is primarily responsible for providing or authorizing the professional services as set forth in the Health Benefit Plan.

A Provider who is a Primary Care Provider, or a gynecologist or obstetrician, shall provide Health Services or make arrangements for the provision of Health Services to Members on a twenty-four (24) hour per day, seven

(7) day a week basis to assure availability, adequacy, and continuity of care to Members. In the event a Provider is not one of the foregoing described Providers, then Provider shall provide Health Services to Members on a twenty-four (24) hour per day, seven (7) day a week basis or at such times as Health Services are typically provided by similar providers to assure availability, adequacy, and continuity of care to Member. If Provider is unable to provide Health Services as described in the previous sentence, Provider will arrange for another Network Provider to cover Provider's patients in Provider's absence.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

Specialty Provider Group (Non-MD or DO) Obligations. For those Providers who participate in a HMO/HIC Network, Provider agrees to accept a minimum of one hundred (100) Members in his/her/its practice and will notify Plan when Provider no longer accepts new patients. If Provider is in a group, then each individual Provider in the group shall abide by this section. Provider agrees not to close his/her practice and/or business to Members if Provider is offering Health Services to new non-Plan members. Provider shall give Plan sixty

(60) days prior written notice when Provider no longer accepts new patients.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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IV.
SPECIFIC REIMBURSEMENT TERMS COMMERCIAL BUSINESS

Allowances for Injectable/Infusible/Oral Drugs, Vaccines and Radiopharmaceutical Agents. Plan shall automatically update its allowance for injectable/infusible/oral drugs, vaccines and radiopharmaceutical agents on a quarterly basis in accordance with the quarterly updates made by CMS to its drug pricing file or any other external or internal source as set forth in this PCS. Retroactive adjustments made by CMS to its drug pricing file shall be inapplicable to Anthem's fee allowances and payment responsibility.

Out-of-Network Compensation. Except for Government Programs, if Provider renders services to a Member who accesses a Network in which Provider does not participate, Provider will receive compensation as follows:

Plan shall compensate Provider for Emergency Services rendered to a Member based on the applicable Indemnity/Standard Anthem Rate. Provider agrees to accept the Indemnity/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share.

Except for Emergency Services, if the Member's Health Benefit Plan requires authorization by the Plan or a Provider for out of Network Covered Services in order for the Member to have the highest level of benefits, and such authorization has been given, then Plan shall compensate Provider for such authorized Covered Services based on the applicable Participating Provider ("Indemnity/Standard") Anthem Rate. Provider agrees to accept the Indemnity/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share. Except for Emergency Services, if the Member's Health Benefit Plan does not have out-of-network benefits unless authorized by the Plan or Provider, Plan shall have no liability for Health Services rendered without such authorization. In that event, Provider shall bill the Member for Health Services rendered.

Except for Emergency Services, if the Member's Health Benefit Plan has out-of-network benefits without authorization being required by the Plan or Provider, and no authorization has been given, then Plan will compensate Provider for Covered Services based on one hundred percent (100%) of the Indemnity/Standard Anthem Rate and/or product that supports the Member's Health Benefit Plan. For example, if the Member's access is supported by PPO Network, compensation is based on the applicable Anthem Rate for the local Ohio PPO Network. Provider shall only bill for the applicable Cost Share as well as any amount designated as the Member's responsibility on the Provider payment voucher (or other written notice of explanation of payment). In no event shall payment from Plan and the Member exceed Provider's Charge for such Covered Services. Notwithstanding any contrary provision contained herein, if Provider is not a Network/Participating Provider in Anthem Pathway Networks/products, Provider shall accept one hundred percent (100%) of the CMS rate as payment in full. Anthem Pathway Networks/products, as designated by Anthem, are On and Off Exchange individual products and off Exchange group products offered by Anthem.

MEDICARE ADVANTAGE

For MA Covered Services provided by or on behalf of Provider to a Medicare Advantage Member, Provider agrees to accept, as the Anthem Medicare Advantage Rate, the lesser of Eligible Charges or a Fee Schedule based on one hundred percent (100%) of the CMS Medicare fee schedules.

When determining the Anthem Medicare Advantage Rate, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The Anthem Medicare Advantage Rate shall not include any bonus payment or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Anthem notifies Provider otherwise, in

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the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

VA STATE SPECIFIC PROVISIONS

These provisions are specific to the state of Virginia and are required either by Plan, by statute, or by regulation.

ARTICLE I

DEFINITIONS

"Government Contract" means the contract between Anthem or HMO and an applicable party, such as an Agency, which governs the delivery of Health Services by Anthem or HMO to Member(s) pursuant to a Government Program.

"HMO" means HealthKeepers, Inc.

ARTICLE II

SERVICES/OBLIGATIONS

2.5
Submission and Adjudication of Claims. Provider shall submit, and Plan shall adjudicate, Claims in accordance with the applicable Participation Attachment(s), the PCS, the provider manual(s) and Regulatory Requirements. If Provider submits Claims prior to receiving notice of Anthem''s approval pursuant to section 2.13, then such Claims shall be processed as out of network and Plan may not make retroactive adjustments with respect to such Claims, except as otherwise required by Regulatory Requirements.

2.6
Payment in Full and Hold Harmless.

2.6.1
Provider agrees to accept as payment in full, in all circumstances, the applicable Anthem Rate whether such payment is in the form of a Cost Share, a payment by Plan, or a payment by another source, such as through coordination of benefits or subrogation. Provider shall bill, collect, and accept compensation for Cost Shares. Provider agrees to make reasonable efforts to verify Cost Shares prior to billing for such Cost Shares. In no event shall Plan be obligated to pay Provider or any person acting on behalf of Provider for services that are not Covered Services, or any amounts in excess of the Anthem Rate less Cost Shares or payment by another source, as set forth above. Consistent with the foregoing, Provider agrees to accept the Anthem Rate as payment in full if the Member has not yet satisfied his/her deductible.

2.6.2
Provider hereby agrees that in no event, including but not limited to, nonpayment by the Plan, insolvency of the Plan or breach of this Provider Agreement, shall the Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Members or persons other than the Plan for services provided pursuant to this Provider Agreement. This section shall not prohibit collection of any applicable Cost Shares billed in accordance with the terms of the Health Benefit Plan for the Plan.

The Provider further agrees that (1), this section shall survive the termination of this Provider Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of the Plan's Members, and (2), this section supersedes any oral or written agreement to the contrary now existing or hereafter entered into between the Provider and the Member or persons acting on the Member's behalf.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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In the event of nonpayment and/or insolvency of a Plan that is not underwritten by Anthem or an Affiliate, Provider further agrees that it shall not seek compensation from or have any other recourse against Anthem or an Affiliate.

For purposes of this provision, Provider shall include all subcontractors of the Provider. The Provider will make no charge and render no bill to any Plan, the Member, or the Member's guarantor for any services unless such services are certified as Medically Necessary and not Investigational* according to the terms of the utilization management program, a copy of which is included in the provider manual. The Provider also agrees that it will make no charge and render no bill to any Plan, the Member, or the Member's guarantor for any penalty or reduction in benefits required under a Member's Health Benefit Plan for failure to request Medical Necessity pre-authorization or pre- certification of services or extension of such services.

Notwithstanding any other section of the above paragraphs, in the event that any Plan notifies a Member and the Provider in writing that a service is not considered Medically Necessary, or is considered Investigational and therefore non-Covered, the Provider may bill such Member for such service if and only if: (a) the Member is notified, in writing, by the Provider that the services are not Medically Necessary or are Investigational (as applicable) in Plan's opinion and, therefore will not be covered; (b) following such notice, the Member acknowledges, in advance of receiving such services, his/her consent to receive or continue to receive such services and accept responsibility for payment; and (c) such notice and acknowledgment shall be in writing and contain, at a minimum, the date, time, description of the services to be rendered, the estimated cost of the services to be rendered, and the Member's signature. The Provider shall make such written notice/acknowledgement a part of the Member's medical record. Upon request, copies of the written notice/acknowledgement to the Member by the Provider shall be provided to Plan by the Provider. Nothing in the preceding sentences shall permit the Provider to bill any Plan for any such services. Any such written notice/acknowledgement must be obtained on a case-by-case basis.

To the extent that the Payment in Full and Hold Harmless provisions above are prohibited by law, they shall be inapplicable.

*Investigational means any service or supply that is judged to be Investigational at Anthem's sole discretion. Services which do not meet each of the following criteria will be excluded from coverage as Investigational:

Any supply or drug used must have received final approval to market by the U.S. Food and Drug Administration ("FDA") for the particular indication or application in question. Moreover, quantities of any drug or medication used, except those drugs used in the treatment of cancer pain and prescribed in compliance with established statutes pertaining to patients with intractable cancer pain, must be within recommended maximum daily dose or duration established by the FDA or any of the standard reference compendia defined below. There are two (2) exceptions which apply when a drug has received final approval to market by the FDA, but not for the particular indication or application in question.

a)
This criterion will be satisfied if the use of the drug is recognized for treatment of the indication or application in any of the following resources:

i.
The following three (3) standard reference compendia defined below:

a)
American Hospital Formulary Service – Drug Information

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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b)
National Comprehensive Cancer Network's Drug & Biologics Compendium

c)
Elsevier Gold Standard's Clinical Pharmacology

ii In substantially accepted peer-reviewed medical literature. Peer-reviewed medical literature means a scientific study published only after having been critically reviewed for scientific accuracy, validity, and reliability by unbiased independent experts. This study must appear in a journal that has been determined by the International Committee of Medical Journal Editors to have met the Uniform Requirements for Manuscripts submitted to biomedical journals. Peer-reviewed medical literature does not include publications or supplements to publications that are sponsored to a significant extent by a pharmaceutical manufacturing company or health carrier; or

b)
In the case where the drug is being used for the treatment of a specific type of cancer, this criterion will be satisfied if the use of the drug is recognized as safe and effective for treatment of the specific type of cancer in any of the standard reference compendia. Despite the above two (2) exceptions, this criterion will not be satisfied if the FDA has determined that use of the drug is not recommended for the treatment of the specific indication for which it is prescribed.

There must be enough information in the peer-reviewed medical and scientific literature to let Anthem judge the safety and efficacy.

2.6.3
The available scientific evidence must show a good effect on health outcomes outside a research setting.

The service or supply must be as safe and effective outside a research setting as current diagnostic or therapeutic options.

New technologies are evaluated against these criteria to determine if services should be included as a Covered Service or considered Investigational.

Hold Harmless for Non-Covered Services Rendered to HMO Members. In the event that the Provider provides non-Covered Services of any type to a Member enrolled in a Plan that is a health maintenance organization, the Provider shall, prior to the provision of such non-Covered Services, notify such Member in writing: (i) of the services to be provided, (ii) that no Plan will pay for or be liable for said services, and (iii) that the Member will be financially liable for such services. Such notice must also contain the date and time such services are to be rendered as well as a description and an estimate of cost of such services. The Provider shall have the Member sign an acknowledgement that he or she understands these terms contained in the notice. If such Member is so advised and the notice and acknowledgement is signed, the Provider may bill such Member for such services. If the Member is not so advised or if the notice/acknowledgement is not signed by the Member, then the Provider may not bill the Member for such services. The Provider shall make such written notice/acknowledgement a part of the Member's medical record. Upon request, copies of the written notice/acknowledgement shall be provided to Plan by the Provider. Nothing in the preceding sentences shall permit the Provider to bill any Plan for any such services. Any such written notice/acknowledgement must be obtained on a case-by-case basis.

2.7
Recoupment/Offset/Adjustment for Overpayments. Anthem shall be entitled to offset and recoup an amount equal to any overpayments or improper payments made by Anthem to Provider against any payments due

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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and payable by Anthem to Provider with respect to any Health Benefit Plan under this Agreement. Provider shall voluntarily refund all duplicate or erroneous Claim payments regardless of the cause, including, but not limited to, payments for Claims where the Claim was miscoded, non-compliant with industry standards, or otherwise billed in error, whether or not the billing error was fraudulent, abusive or wasteful. Upon determination by Anthem that any recoupment, improper payment, or overpayment is due from Provider, Provider must refund to the Anthem within thirty (30) days of when Anthem notifies Provider. If such reimbursement is not received by Anthem within the thirty (30) days following the date of such notice, Anthem shall be entitled to offset such overpayment against any other Claims payments amounts due and payable by Anthem to Provider under any Health Benefit Plan in accordance with Regulatory Requirements. In such event, Provider agrees that all future Claim payments applied to satisfy Provider's repayment obligation shall be deemed to have been paid in full for all purposes, including section 2.6.1. Should Provider disagree with any determination by Plan that Provider has received an overpayment, Provider shall have the right to appeal such determination under Anthem's procedures set forth in the provider manual, and such appeal shall not suspend Anthem's right to recoup the overpayment amount during the appeal process unless suspension of the right to recoup is otherwise required by Regulatory Requirements, .and the restrictions as set forth in the provider manual. Anthem reserves the right to employ a third party collection agency in the event of non- payment.

2.8
Use of Subcontractors. Provider and Plan may fulfill some of their duties under this Agreement through subcontractors. For purposes of this provision, subcontractors shall include, but are not limited to, vendors and non-Participating Providers that provide supplies, equipment, staffing, and other services to Members at the request of, under the supervision of, and/or at the place of business of Provider. Provider shall provide Anthem with thirty (30) days prior notice of any Health Services subcontractors with which Provider may contract to perform Provider's duties and obligations under this Agreement, so that Anthem can reach out to such subcontractors to engage in good faith efforts to enter into agreement with subcontractor. Until such time as an agreement is entered into between Anthem and subcontractor, Provider shall remain responsible to Plan for the compliance of his/her/its subcontractors with the terms and conditions of this Agreement as applicable, including, but not limited to, the Payment in Full and Hold Harmless provisions herein.

In any subcontract or delegation agreement entered into between Provider and any other entity for the provision of services to Members, Provider shall include the following hold harmless section:

[Subcontractor] hereby agrees that in no event, including but not limited to, non-payment by Plan or Provider, Plan or Provider insolvency or breach of this Agreement, shall [Subcontractor] bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Members or persons other than Plan or Provider for services provided pursuant to the Agreement. This section shall not prohibit collection of any applicable Cost Shares billed in accordance with the terms of the Member agreement for the Plan.

[Subcontractor] further agrees that (1) this section shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of the Plan's Members and (2) this section supersedes any oral or written agreement to the contrary now existing or hereafter entered into between [Subcontractor] and the Members or persons acting on the Member's behalf.

2.9
Compliance with Provider Manual(s) and Policies, Programs and Procedures. Policies, programs and procedures (collectively "Policies") included in Anthem's provider manual are incorporated by reference into this Provider Agreement and Provider agrees to adhere to the Policies stated therein.

2.11
Networks and Provider Panels. Provider shall be eligible to participate only in those Networks designated on the signature page for which provider did not opt out. Provider shall not be recognized as a Participating Provider in such Networks until the later of: 1) the Effective Date of this Agreement or; 2) as determined by Plan in its sole discretion, the date Provider has met Plan's applicable credentialing requirements, standards of participation and accreditation requirements. Provider acknowledges that Plan may develop, discontinue,

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or modify new or existing Networks, products and/or programs. In addition to those Networks designated on the signature page, Anthem may also identify Provider as a Participating Provider in additional Networks, products and/or programs designated in writing from time to time by Anthem. The terms and conditions of Provider's participation as a Participating Provider in such additional Networks, products and/or programs shall be on the terms and conditions as set forth in this Agreement unless otherwise agreed to in writing by Provider and Anthem. Plan shall give Provider the opportunity to be included in these separate Networks or sub-Networks if Provider meets Plan's terms and conditions, if required by applicable Virginia law. HMO is not required by Virginia law to include providers in any Networks even if Provider meets HMO's terms and conditions.

In addition to and separate from Networks that support some or all of Plan's products and/or programs (e.g., HMO, PPO and Indemnity products), Provider further acknowledges that certain Health Services, including by way of example only, laboratory services, may be provided exclusively by designated Participating Providers (a "Health Services Designated Network"), as determined by Plan. Provider agrees to refer Members to such designated Participating Providers in a Health Services Designated Network for the provision of certain Health Services, even if Provider performs such services. Notwithstanding any other provision in this Agreement, if Provider provides a Health Service to a Member for which Provider is not a designated Participating Provider in a Health Services Designated Network then Provider agrees that he/she/it shall not be reimbursed for such services by Anthem, Plan or the Member, unless Provider was authorized to provide such Health Service by Plan.

2.12
Change in Provider Information. Provider shall immediately send written notice, in accordance with the Notice section of this Agreement, to Anthem of:

2.12.1
Change in Provider Information Sub 1. Any legal, governmental, or other action or investigation involving Provider which could affect Provider's credentialing status with Plan, or materially impair the ability of Provider to carry out his/her/its duties and obligations under this Agreement, except for temporary emergency diversion situations; or

2.12.2
Change in Provider Information Sub 2. Any change in Provider accreditation, affiliation, hospital privileges (if applicable), insurance, licensure, certification or eligibility status, or other relevant information regarding Provider's practice or status in the medical community.

2.16
Coordination of Benefits. Subject to Regulatory Requirements, Provider agrees to cooperate with Plan regarding coordination of benefits, as set forth in Policies and the provider manual(s), and to notify Plan promptly after receipt of information regarding any Member who may have a Claim involving coordination of benefits.

2.17
Cost Effective Care. Provider shall provide Covered Services in the most cost effective, clinically appropriate setting and manner. In addition, in accordance with the provider manual(s) and Policies, Provider shall utilize Participating Providers, and when Medically Necessary or appropriate, refer and transfer Members to Participating Providers for all Covered Services, including but not limited to specialty, laboratory, ancillary and supplemental services.

2.18
Restrictions. This Agreement applies to all Covered Services that Provider provides to Members, regardless of the time or place. When Provider renders Covered Services to Members, Provider will not charge the Affiliate or the Member (i) Any amount that is not a charge for a professional service, including without limitation, charges for overhead and maintenance of office infrastructure, administrative fees (including without limitation, fees for training of staff, fees for equipment maintenance or calibration, ensuring compliance with applicable regulations or other requirements, efforts to maintain certifications, etc.), charges for preferred access to services (e.g., "concierge" or "boutique" practice fees), malpractice premiums, costs or surcharges, fees for referrals or fees for completing claim forms or submitting additional information, or (ii) any amount for any service that Provider is not licensed to perform under the laws of the jurisdiction where the services are provided. Provider will not charge the Member any additional amount

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because goods or services are provided outside Providers posted business hours, except for any additional copayments or deductibles that may be permitted under the Member's Health Benefit Plan.

ARTICLE III

CONFIDENTIALITY/RECORDS

3.3 Network Provider/Patient Discussions. Notwithstanding any other provision in this Agreement and regardless of any benefit or coverage exclusions or limitations associated with a Health Benefit Plan, Provider shall fully discuss medical treatment options with a Member, including any issues related to the Member's health such as treatment alternatives, treatment risks and the consequences of any benefit coverage or payment decisions made by Plan or any other party. In addition, nothing in this Agreement shall be construed to create any financial incentive for Provider to withhold Covered Services, or prohibit Provider from disclosing to the Member the general methodology by which Provider is compensated under this Agreement, such as for example, whether Provider is paid on a fee for service, capitation or Percentage Rate basis. Plan shall not refuse to allow or to continue the participation of any otherwise eligible provider, or refuse to compensate Provider in connection with services rendered, solely because Provider has in good faith communicated with one or more of his/her/its current, former or prospective patients regarding the provisions, terms or requirements of a Health Benefit Plan as they relate to the health needs of such patient. Nothing in this section shall be construed to permit Provider to disclose Anthem Rates or specific terms of the compensation arrangement under this Agreement.

ARTICLE VI

INDEMNIFICATION AND LIMITATION OF LIABILITY

6.3 Period of Limitations. Unless otherwise provided for in this Agreement, a Health Benefit Plan, the provider manual(s), Policies, or Participation Attachment(s), neither party shall commence any action at law or equity against the other to recover on any legal or equitable claim arising out of this Agreement more than two (2) years after the events which gave rise to such claim provided, however, this two (2) year limitation shall not apply to actions by Anthem against Provider related to fraud, waste or abuse. The deadline for initiating an action shall not be tolled by the appeal process, or any other administrative process.

ARTICLE VIII

TERM AND TERMINATION

8.1
Term of Agreement. This Agreement shall commence at 12:01 AM on the Effective Date and shall continue in effect until such time it is terminated as provided herein.

8.2
Termination Without Cause. Either party may terminate this Agreement or Provider's participation in a Network(s) without cause at any time by giving at least one hundred twenty (120) days prior written notice of termination to the other party, except as otherwise provided in section 9.1 of this Agreement. Notwithstanding the foregoing, should a Participation Attachment contain a longer without cause termination period, the Agreement shall continue in effect only for such applicable Participation Attachment until the termination without cause notice period in the applicable Participation Attachment ends.

8.4
Immediate Termination.

8.4.1
This Agreement or any Participation Attachment(s) may be terminated immediately by Anthem if:

8.4.1.1
Provider commits any act or conduct for which his/her/its license(s), permit(s), or any governmental or board authorization(s) or approval(s) necessary for business

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

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operations or to provide Health Services are lost or voluntarily surrendered in whole or in part; or

8.4.1.2
Provider commits fraud or makes any material misstatements or omissions on any documents related to this Agreement which Provider submits to Anthem or to a third party; or

8.4.1.3
Provider files a petition in bankruptcy for liquidation or reorganization by or against Provider, if Provider becomes insolvent, or makes an assignment for the benefit of its creditors without Anthem's written consent, or if a receiver is appointed for Provider or its property; or

8.4.1.4
Provider's insurance coverage as required by this Agreement lapses for any reason; or

8.4.1.5
Provider fails to maintain compliance with Plan's applicable credentialing requirements, accreditation requirements or standards of participation; or

8.4.1.6
Anthem reasonably believes based on Provider's conduct or inaction, or allegations of such conduct or inaction, that the well-being of patients may be jeopardized; or

8.4.1.7
Provider has been abusive to a Member, an Anthem employee or representative; or

8.4.1.8
Provider and/or his/her/its employees, contractors, subcontractors, or agents are ineligible, excluded, suspended, terminated or debarred from participating in a Government Program, and in the case of an employee, contractor, subcontractor or agent, Provider fails to remove such individual from responsibility for, or involvement with, the Provider's business operations related to this Agreement, or if Provider has voluntarily withdrawn his/her/its participation in any Government Program as the result of a settlement agreement; or

8.4.1.9
Provider is convicted or has been finally adjudicated to have committed a felony or misdemeanor, other than a non-DUI related traffic violation.

8.4.2
This Agreement may be terminated immediately by Provider if:

8.4.2.1
Anthem commits any act or conduct for which its license(s), permit(s), or any governmental or board authorization(s) or approval(s) necessary for business operations are lost or voluntarily surrendered in whole or in part; or

8.4.2.2
Anthem commits fraud or makes any material misstatements or omissions on any documents related to this Agreement which it submits to Provider or to a third party; or

8.4.2.3
Anthem files for bankruptcy, or if a receiver is appointed.

8.4.3
Notwithstanding any other provision in this Article VIII to the contrary, if Provider terminates the Agreement for any reason, then Provider shall give the HMO at least sixty (60) days advance notice of termination as required by Virginia Code Section 38.2-5805 C.1 relating to HMOs.

ARTICLE IX GENERAL PROVISIONS

9.1 Amendment. Anthem retains the right to amend this Agreement, the Anthem Rate, or any attachments or addenda or the provider manual by providing Provider with a written copy of the applicable portion of the

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	184	1841672798 #1350526454

amendment. If Provider is unwilling to accept the amendment, Provider may terminate this Agreement by giving Anthem written notice of termination within forty (40) calendar days after the marked date associated with the corresponding delivery method of the amendment, and such termination shall become effective sixty

(60) calendar days after the expiration of this forty (40) calendar day period without the amendment taking effect. If Provider does not give Anthem notice of termination within this forty (40) calendar day period, then the amendment will become effective sixty (60) calendar days after the expiration of this forty (40) calendar day period.

9.4 Definitions. Unless otherwise specifically noted, the definitions as set forth in Article I of this Agreement will have the same meaning when used in any attachment the provider manual(s), and Policies.

9.11 Notice. Any notice required to be given pursuant to the terms and provisions of this Agreement shall be in writing and shall be delivered by hand, facsimile, electronic mail, or mail. Notice shall be deemed to be effective: (a) when delivered by hand, (b) upon transmittal when transmitted by facsimile transmission or by electronic mail, (c) upon receipt by registered or certified mail, postage prepaid, (d) on the next business day if transmitted by national overnight courier, or (e) if sent by regular mail, five (5) days from the date set forth on the correspondence. Unless specified otherwise in writing by a party, Anthem shall send Provider notice to an address that Anthem has on file for Provider, and Provider shall send Anthem notice to Anthem's address as set forth on the signature page.

ARTICLE X BCBSA REQUIREMENTS

10.2 Blue Cross Blue Shield Out of Area Program. Provider agrees to provide Covered Services to any person who is covered under another BCBSA out of area or reciprocal program, and to submit Claims to Anthem for payment or as otherwise instructed in the provider manual. Provider agrees to accept payment by Plan at the Anthem Rate for the equivalent Network as payment in full except Provider may bill, collect and accept compensation for Cost Shares. The provisions of this Agreement shall apply to Eligible Charges as defined in the PCS for Covered Services under the out of area or reciprocal programs. Provider further agrees to comply with other similar programs of the BCBSA. For Members who are enrolled under BCBSA out of area or reciprocal programs, Provider shall comply with the applicable Plan's utilization management policies.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	185	1841672798 #1350526454

COMMERCIAL BUSINESS PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ARTICLE I

DEFINITIONS

"Medically Necessary" or "Medical Necessity" means the health care services that a Provider, exercising prudent clinical judgment, would provide to a patient for the purpose of preventing, evaluating, diagnosing or treating an illness, injury, disease or its symptoms, and that are (a) in accordance with generally accepted standards of medical practice; (b) clinically appropriate, in terms of type, frequency, extent, site and duration, and considered effective for the patient's illness, injury or disease; and (c) not primarily for the convenience of the patient, physician, or other health care provider, and not more costly than alternative service or sequence of services at least as likely to produce equivalent therapeutic or diagnostic results as to the diagnosis or treatment of that patient's illness, injury or disease. For these purposes, "generally accepted standards of medical practice" means standards that are based on credible scientific evidence published in peer-reviewed medical literature generally recognized by the relevant medical community, Physician Specialty Society recommendations and the views of physicians practicing in relevant clinical areas and any other relevant factors." The above definition of "Medically Necessary"/"Medical Necessity" shall be inapplicable to the extent that a different definition is required by Government Contract, or where any Regulatory Requirement requires a different definition.

"Physician Specialty Society" means a United States medical specialty society that represents diplomats certified by a board recognized by the American Board of Medical Specialties.

ARTICLE II

SERVICES/OBLIGATIONS

2.1
Participation-Networks Supporting Commercial Business. As a participant in one or more Networks supporting Plan's Commercial Business as set forth on the signature page of the Agreement, Provider will render Commercial Business Covered Services to Commercial Business Members in accordance with the terms and conditions of the Agreement and this Attachment. Except as set forth in this Attachment, or the PCS, all terms and conditions of the Agreement will apply to Provider's participation in Networks supporting Plan's Commercial Business. The terms and conditions set forth in this Attachment are limited to the provision of and payment for Health Services provided to Commercial Business Members.

2.1.1
This provision intentionally left blank.

2.1.2
Provider agrees that any product(s) ("Exchange Style Products") developed by HMO, in conformity with the requirements of state-based, regional or federal health insurance exchanges ("Exchange(s)"), established consistent with the requirements of the Patient Protection and Affordable Care Act, shall be "Health Benefit Plans" that are covered under the terms of this Agreement. Such Exchange Style Products may be offered by HMO (i) through Exchanges or (ii) outside of Exchanges. With respect to those Exchange Style Products that are offered through Exchanges, Provider agrees to abide by all applicable rules, regulations and other requirements of the Exchanges as they may be amended or changed from time to time.

2.3
Submission and Adjudication of Commercial Business Claims. Unless otherwise instructed, or required by Regulatory Requirements, Provider shall submit Claims to Plan, using appropriate and current Coded Service Identifier(s), within ninety (90) days from the date the Health Services are rendered or Plan will refuse payment. If Plan is the secondary payor, the ninety (90) day period will not begin until Provider receives notification of primary payor's responsibility.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Virginia Provider Agreement Commercial Attachment © 2022 Mar - Anthem HealthPlans of Virginia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	186	1841672798 #1350526454

2.3.1
Provider agrees to provide to Anthem, unless otherwise instructed, at no cost to Anthem, Plan or the Commercial Business Member, all information necessary for Plan to determine its payment liability. Such information includes, without limitation, accurate and Complete Claims for Commercial Business Covered Services. Once Anthem determines Plan has any payment liability, all Complete Claims will be paid in accordance with the terms and conditions of a Commercial Business Member's Health Benefit Plan, the PCS, and the provider manual(s).
2.3.2
Provider agrees to submit Claims in a format consistent with industry standards and acceptable to Plan either (a) electronically through electronic data interchange ("EDI"), or (b) if electronic submission is not available, utilizing paper forms as defined by the National Uniform Claim Committee ("NUCC"), the National Uniform Billing Committee ("NUBC"), or as otherwise set forth in the PCS.

2.3.3
If Anthem or Plan asks for additional information so that Plan may process the Claim, Provider must provide that information within sixty (60) days, or before the expiration of the ninety (90) day period referenced in section 2.3 above, whichever is longer.

2.3.4
In no event, shall Provider bill, collect, or attempt to collect payment from the Commercial Business Member for Claims Plan receives after the applicable period(s) as set forth in section 2.3 above, regardless of whether Plan pays such Claims.

2.3.5
In all events, however, Provider shall only look for payment (except for applicable Cost Shares or other obligations of Commercial Business Members) from the Plan that provides the Health Benefit Plan for the Commercial Business Member for Commercial Business Covered Services rendered.

2.4
Plan Payment Time Frames. Except as required by Regulatory Requirements, Anthem shall require Plans or their designees to use commercially reasonable efforts to adjudicate or arrange for adjudication and where appropriate make payment for all Complete Claims for Commercial Business Covered Services submitted by Provider within sixty (60), days exclusive of Claims that have been suspended due to the need to determine Medical Necessity, or the extent of Plan's payment liability, if any, because of issues such as coordination of benefits or verification of coverage.

2.8
Ethics and Fairness in Carrier Business Practices. Anthem and Affiliates will comply with Section 38.2-3407.15 of the Code of Virginia (known as the Ethics and Fairness in Carrier Business Practices Act ("Act")) to the full extent that the Act is applicable to Anthem or the Affiliate. The Act, a copy of which is attached in the provider manual, sets forth certain provisions which are required to be included in this Agreement by the Act for applicable parties. If any provision of this Agreement is inconsistent with the Act as it may be updated or amended from time to time and impacts parties covered by the Act, then the Act shall control with respect to such parties and such provisions shall be construed and enforced in a manner consistent with the Act.

2.9
Prior Authorization for Drug Benefits. Anthem and Affiliates will comply with the carrier requirements contained in Section 38.2-3407.15:2. of the Code of Virginia (the "Code Section"), (carrier contracts; required provisions regarding prior authorization) to the full extent that the Code Section is applicable to Anthem or an Affiliate. The Code Section, a copy of which is attached to the provider manual, sets forth certain provisions that are required to be included in this Agreement by the Code Section for applicable parties. If any provision of this Agreement is inconsistent with the Code Section as it may be updated or amended from time to time, and impacts parties covered by the Code Section, then the Code Section shall control with respect to such parties, and such provisions shall be construed and enforced in a manner consistent with the Code Section.

ARTICLE III TERMINATION

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Virginia Provider Agreement Commercial Attachment © 2022 Mar - Anthem HealthPlans of Virginia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	187	1841672798 #1350526454

3.1 This provision intentionally left blank.

ARTICLE IV GENERAL PROVISIONS

4.1 This provision intentionally left blank.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Virginia Provider Agreement Commercial Attachment © 2022 Mar - Anthem HealthPlans of Virginia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	188	1841672798 #1350526454

MEDICARE ADVANTAGE PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ARTICLE II

SERVICES/OBLIGATIONS

2.1 Participation-Medicare Advantage. As a participant in Plan's Medicare Advantage Network, Provider will render MA Covered Services to MA Members enrolled in Plan's Medicare Advantage Program in accordance with the terms and conditions of the Agreement and this Attachment. Except as set forth in this Attachment, or in the PCS, all terms and conditions of the Agreement will apply to Provider's participation in Plan's Medicare Advantage Program(s). The terms and conditions set forth in this Attachment are limited to the provision of and payment for Health Services provided to MA Members. This Agreement does not apply to any of Plan's Medicare Advantage Private Fee for Service or Medical Savings Account Programs or Medicare Advantage plans managed or administered by CareMore, LLC unless otherwise agreed to by the parties and set forth in the PCS. If Plan contracts with a third party to manage all or any portion of its Medicare Advantage Network, then Provider shall be required to contract separately with such third party to maintain its status as a Participating Provider for such Network(s).

2.1.1 New Programs. Provider acknowledges that Plan has or may develop Medicare Advantage Networks that support certain products, programs or plans with specific participation criteria that may include but are not limited to, quality and/or cost of care metrics. Pursuant to this Agreement, Provider shall be a Participating Provider in any such Network unless Anthem notifies Provider in writing to the contrary. Plan shall notify Provider sixty (60) days in advance of any specific Network participation criteria. Any notice of non-inclusion in any of Plan's Medicare Advantage Network(s) shall be provided in writing sixty (60) days in advance.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Virginia Provider Medicare Adv.Attachment © 2022 Mar - Anthem HealthPlans of Virginia, Inc AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	189	1841672798 #1350526454

PLAN COMPENSATION SCHEDULE ("PCS")

I.
DEFINITIONS

"Emergency Condition" the sudden onset of a medical condition that manifests itself by symptoms of sufficient severity, including severe pain, that the absence of immediate medical attention could reasonably be expected by a prudent layperson who possesses an average knowledge of health and medicine to result in (i) serious jeopardy to the mental or physical health of the individual, (ii) danger of serious impairment of the individual's bodily functions, (iii) serious dysfunction of any of the individual's bodily organs, or (iv) in the case of a pregnant woman, serious jeopardy to the health of the fetus.

II.
GENERAL PROVISIONS

Open Access Member. Members who are enrolled under an HMO Health Benefit Plan that does not require the Member to obtain a referral from his/her Provider in order to receive Covered Services from Participating Providers.

III.
PROVIDER TYPE

Specialty Physician Group Obligations. Provider is designated as a Specialty Physician for those Network(s) indicated on the signature page of the Agreement for which Provider did not opt-out.

Provider agrees to provide within the scope of his/her practice Covered Services to Members subject to any applicable referral and/or authorization requirements in Member's Health Benefit Plan or in this Agreement.

Except in case of an emergency, or as otherwise set forth in the Member's Health Benefit Plan, or required by statue or regulation, prior to treating a Member, Provider agrees to obtain a referral, in accordance with Member's Health Benefits Plan, from the Primary Care Physician ("PCP") who is primarily responsible for providing or authorizing the professional services as set forth in the Health Benefit Plan. For Members who are covered by an HMO Health Benefits Plan, Health Services provided by Provider without proper referral or prior authorization from the HMO shall not be considered Covered Services. Also, in the event that services required by a Member covered by an HMO Health Benefits Plan, including an open access Member, are not available from Participating Providers, other providers may be utilized with the prior authorization of the HMO. Should Provider refer a Member to another provider, whether that provider is a Participating Provider or not, without the prior authorization of the Member's PCP or the HMO, as specified above, the HMO may elect to pay the Member for the Covered Service or to pay the provider of the service and to deduct the amount paid in such cases from any payment due Provider.

Provider agrees to make necessary and appropriate arrangements to ensure the availability of Health Services to Members on a twenty-four (24) hour per day, seven (7) day per week basis, including arrangements to ensure coverage for Members after hours or when Provider is otherwise absent. Provider will use best efforts to ensure that covering providers participate with the Network specified in the Members Health Benefit Plan. Additionally, Provider agrees to (i) ensure the availability of routine appointments for non-emergency or non- urgent care within two (2) weeks of the Member's request and preventive care appointments, including routine physical examinations, within sixty (60) days of the Member's request; and (ii) provide clear notice to Members of provisions for urgent care or emergency services when Provider is not available after hours.

HMO may contract with a limited number of laboratory services providers to provide outpatient lab services. Provider agrees to use any laboratory designated by HMO for HMO Members. Member. If Provider sends laboratory specimens to any laboratory services provider – other than the one(s) designated by HMO for HMO Members – without the authorization of HMO, then Provider shall be in breach of this Agreement and

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Virginia Provider Agreement PCS © 2022 July- Anthem Health Plans ofVirginia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	190	1841672798 #1350526454

shall be responsible for any damages that may be sustained by HMO or its Members. . HMO will reimburse for a limited list of lab services when performed in Provider's office. These lab codes and the related reimbursement are included in this PCS Attachment. Provider further agrees not to bill Members for covered lab services that are determined as ineligible for compensation to Provider by HMO.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of an individual Network participation. As required by Virginia Code Section 38.2-3407.10D, if Provider terminates this Agreement for any reason, Provider must furnish reasonable notice of such termination to Provider's patients who are Members.

Specialty Provider Group (Non-MD or DO) Obligations. Provider is designated as a Specialty Physician for those Network(s) indicated on the signature page of the Agreement for which Provider did not opt-out.

Provider agrees to provide within the scope of his/her practice Covered Services to Members subject to any applicable referral and/or authorization requirements in Member's Health Benefit Plan or in this Agreement.

Except in case of an emergency, or as otherwise set forth in the Member's Health Benefit Plan, or required by statue or regulation, prior to treating a Member, Provider agrees to obtain a referral, in accordance with Member's Health Benefits Plan, from the Primary Care Physician ("PCP") who is primarily responsible for providing or authorizing the professional services as set forth in the Health Benefit Plan. For Members who are covered by an HMO Health Benefits Plan, Health Services provided by Provider without proper referral or prior authorization from the HMO shall not be considered Covered Services. Also, in the event that services required by a Member covered by an HMO Health Benefits Plan, including an open access Member, are not available from Participating Providers, other providers may be utilized with the prior authorization of the HMO. Should Provider refer a Member to another provider, whether that provider is a Participating Provider or not, without the prior authorization of the Member's PCP or the HMO, as specified above, the HMO may elect to pay the Member for the Covered Service or to pay the provider of the service and to deduct the amount paid in such cases from any payment due Provider.

Provider agrees to make necessary and appropriate arrangements to ensure the availability of Health Services to Members on a twenty-four (24) hour per day, seven (7) day per week basis, including arrangements to ensure coverage for Members after hours or when Provider is otherwise absent. Provider shall use best efforts to ensure that covering providers participate with the Network specified in the Members Health Benefit Plan. Additionally, Provider agrees to (i) ensure the availability of routine appointments for non-emergency or non- urgent care within two (2) weeks of the Member's request and preventive care appointments, including routine physical examinations, within sixty (60) days of the Member's request; and (ii) provide clear notice to Members of provisions for urgent care or emergency services when Provider is not available after hours.

HMO may contract with a limited number of laboratory services providers to provide outpatient lab services. Provider agrees to use any laboratory designated by HMO for HMO Members . If Provider sends laboratory specimens to any laboratory services provider – other than the one(s) designated by HMO for HMO Members

– without the authorization of HMO, then Provider shall be in breach of this Agreement and shall be responsible for any damages that may be sustained by HMO or its Members. HMO shall reimburse for a limited list of lab services when performed in Provider's office. These lab codes and the related reimbursement are included in this PCS Attachment. Provider further agrees not to bill Members for covered lab services that are determined as ineligible for compensation to Provider by HMO.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider shall provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of an individual Network participation. As required by Virginia Code Section 38.2-3407.10D,

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Virginia Provider Agreement PCS © 2022 July- Anthem Health Plans ofVirginia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	191	1841672798 #1350526454

if Provider terminates this Agreement for any reason, Provider must furnish reasonable notice of such termination to Provider's patients who are Members.

IV.
SPECIFIC REIMBURSEMENT TERMS MEDICARE ADVANTAGE

Provider shall be compensated at one hundred percent Provider shall be compensated at one hundred percent [100%) of the current Anthem Medicare Advantage Rate in effect at the time the Medicare Advantage Covered Service is rendered. The Anthem Medicare Advantage Rates may be amended from time to time as to apply changes in rates or methodology.

When determining the applicable Fee Schedule, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules, or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The applicable Fee Schedule shall not include any bonus payment, or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Anthem notifies Provider otherwise, in the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

MEDICAID PROGRAM(S)

Notwithstanding any other provision in the Agreement, HMO will pay Provider the Medicaid HMO Allowance for each Medically Necessary Covered Service that Provider provides to a Medicaid Member, less authorized Cost Shares, which shall be the responsibility of the Medicaid Member.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Virginia Provider Agreement PCS © 2022 July- Anthem Health Plans ofVirginia, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	192	1841672798 #1350526454

STATE SPECIFIC PROVISIONS ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

WI STATE SPECIFIC PROVISIONS

This is a Participation Attachment to the Anthem Blue Cross and Blue Shield Provider Agreement ("Agreement"), entered into by and between Anthem and Provider and is incorporated into the Agreement.

The provisions in this State Specific Provisions Attachment shall replace the similarly-titled provisions in the Agreement. Notwithstanding the foregoing, there may be other provisions in this State Specific Provisions Attachment that are not set forth in the Agreement, but which shall apply for this state. If there is a conflict between the terms of this State Specific Provisions Attachment and the terms of the Agreement (outside of this State Specific Provisions Attachment), the terms of this State Specific Provisions Attachment shall govern

These provisions are specific to the State of Wisconsin and are required either by Plan, by statute, or by regulation.

ARTICLE II

SERVICES/OBLIGATIONS

2.5
Submission and Adjudication of Claims. Provider shall submit, and Plan shall adjudicate, Claims in accordance with the applicable Participation Attachment(s), the PCS, the provider manual(s) and Regulatory Requirements. If Provider submits Claims prior to receiving notice of Anthem's approval pursuant to section 2.13, then such Claims shall be processed as out of network and Plan may not make retroactive adjustments with respect to such Claims.

2.6
Payment in Full and Hold Harmless.

2.6.1
Provider agrees to accept as payment in full, in all circumstances, the applicable Anthem Rate whether such payment is in the form of a Cost Share, a payment by Plan, or a payment by another source, such as through coordination of benefits or subrogation. Provider shall bill, collect, and accept compensation for Cost Shares. Provider agrees to make reasonable efforts to verify Cost Shares prior to billing for such Cost Shares. In no event shall Plan be obligated to pay Provider or any person acting on behalf of Provider for services that are not Covered Services, or any amounts in excess of the Anthem Rate less Cost Shares or payment by another source, as set forth above. Consistent with the foregoing, Provider agrees to accept the Anthem Rate as payment in full if the Member has not yet satisfied his/her deductible.

2.6.2
Except as expressly permitted under Regulatory Requirements, Provider agrees that in no event, including but not limited to, nonpayment by applicable Plan, insolvency of applicable Plan, breach of this Agreement, or Claim payment denials or adjustment requests or recoupments based on miscoding or other billing errors of any type, whether or not fraudulent or abusive, shall Provider, or any person acting on behalf of Provider, bill, charge, collect a deposit from, seek compensation from, or have any other recourse against a Member, or a person legally acting on the Member's behalf, for Covered Services provided pursuant to this Agreement. In the event of nonpayment and/or insolvency of a Plan that is not underwritten by Anthem or an Affiliate, Provider further agrees that it shall not seek compensation from or have any other recourse against Anthem or an Affiliate. Notwithstanding the foregoing, Provider may collect reimbursement from the Member for the following:

2.6.2.1
Cost Shares, if applicable;

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	193	1841672798 #1350526454

2.6.2.2
Health Services that are not Covered Services. However, Provider may seek payment for a Health Service that is not Medically Necessary or is experimental/investigational only if Provider obtains a written waiver that meets the following criteria:

a)
The waiver notifies the Member that the Health Service is likely to be deemed not Medically Necessary, or experimental/investigational;
b)
The waiver notifies the Member of the Health Service being provided and the date(s) of service;

c)
The waiver notifies the Member of the approximate cost of the Health Service;

d)
The waiver is signed by the Member, or a person legally acting on the Member's behalf, prior to receipt of the Health Service.

2.6.2.3
Any reduction in or denial of payment as a result of the Member's failure to comply with his/her utilization management program pursuant to his her/her Health Benefit Plan, except when Provider has been designated by Anthem to comply with utilization management for the Health Services provided by Provider to the Member.

2.11 Networks and Provider Panels. Provider shall be eligible to participate only in those Networks designated on the Provider Networks Attachment of this Agreement. Provider shall not be recognized as a Participating Provider in such Networks until the later of: 1) the Effective Date of this Agreement or; 2) as determined by Plan in its sole discretion, the date Provider has met Plan's applicable credentialing requirements, standards of participation and accreditation requirements. Provider acknowledges that Plan may develop, discontinue, or modify new or existing Networks, products and/or programs. In addition to those Networks designated on the Provider Networks Attachment, Anthem may also identify Provider as a Participating Provider in additional Networks, products and/or programs designated in writing from time to time by Anthem. The terms and conditions of Provider's participation as a Participating Provider in such additional Networks, products and/or programs shall be on the terms and conditions as set forth in this Agreement unless otherwise agreed to in writing by Provider and Anthem.

In addition to and separate from Networks that support some or all of Plan's products and/or programs (e.g., HMO, PPO and Indemnity products), Provider further acknowledges that certain Health Services, including by way of example only, laboratory or behavioral health services, may be provided exclusively by designated Participating Providers (a "Health Services Designated Network"), as determined by Plan. Provider agrees to refer Members to such designated Participating Providers in a Health Services Designated Network for the provision of certain Health Services, even if Provider performs such services. Notwithstanding any other provision in this Agreement, if Provider provides a Health Service to a Member for which Provider is not a designated Participating Provider in a Health Services Designated Network, then Provider agrees that he/she/it shall not be reimbursed for such services by Anthem, Plan or the Member, unless Provider was authorized to provide such Health Service by Plan.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	194	1841672798 #1350526454

ARTICLE IX GENERAL PROVISIONS

9.1 Amendment. Except as otherwise provided for in this Agreement, Anthem retains the right to amend this Agreement, the Anthem Rate, any attachments or addenda by making a good faith effort to provide notice to Provider at least forty five (45) days in advance of the effective date of the amendment. Except to the extent that Anthem determines an amendment is necessary to effectuate Regulatory Requirements, if Provider objects to the amendment prior to its effective date, then Provider has the right to terminate this Agreement, and such termination shall take effect on the later of the amendment effective date identified by Anthem or one hundred eighty (180) days from the date Provider has provided notice of his/her/its intention to terminate the Agreement pursuant to this section. Failure of Provider to provide such notice to Anthem within the time frames described herein will constitute acceptance of the amendment by Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	195	1841672798 #1350526454

PROVIDER NETWORKS ATTACHMENT

Provider shall be designated as a Participating Provider in the Networks: 1) when participation is determined by Plan in its sole discretion according to applicable law; or, 2) where there is no applicable law, on the later of the Effective Date of this Agreement or the date Provider has met Plan's applicable credentialing requirements, standards of participation and accreditation requirements:

Commercial lines of business:

Health Benefit Plans in which Members have access to a network of providers and receive an enhanced level of benefits when they obtain Covered Services from Participating Providers regardless of product licensure status or funding source. Provider participates in Networks which support such Health Benefit Plans including but not limited to the following:

•
HMO (includes group HMO and POS products such as: Blue Preferred and Blue Preferred Plus and CDHP)
•
PPO (includes PPO products such as: Blue Access and CDHP)
•
Indemnity/Traditional/Standard (includes indemnity/traditional/standard products such as: Traditional)
•
Other State Specific (such as: Blue Priority - WI)
•
Exchange (Blue Priority X-WI)
•
Blue Connection includes EPO/HMO and POS products, and CDHP
•
Pathway includes EPO/HMO and POS products, and CDHP

Government Programs:

Health Benefit Plans issued pursuant to an agreement between Plan and Agency in which Members have access to a network of providers and receive an enhanced level of benefits when they obtain Covered Services from Participating Providers regardless of product licensure status. Provider participates in the following Networks which support such Health Benefit Plans:

•
Medicare HMO (includes group HMO and POS products such as: Medicare Advantage HMO)
•
Medicare PPO (includes PPO products such as: Medicare Advantage PPO)

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Enterprise Multi-State Provider Agreement © 2022 Mar - Anthem InsuranceCompanies, Inc. AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	196	1841672798 #1350526454

COMMERCIAL BUSINESS PARTICIPATION ATTACHMENT TO THE

ANTHEM BLUE CROSS AND BLUE SHIELD PROVIDER AGREEMENT

ARTICLE II

SERVICES/OBLIGATIONS

2.1.2 Provider agrees to participate in Anthem's exchange network(s) set forth on the Provider Networks Attachment, which may support both products or programs offered by Anthem through state-based, regional or federal health insurance exchanges ("Exchanges") established by the Patient Protection and Affordable Care Act and products or programs offered by Anthem outside of Exchanges. Provider acknowledges and understands that products or programs offered through or outside of the Exchanges may differ, and that such products or programs are subject to Regulatory Requirements. Provider agrees to abide by all Regulatory Requirements of the Exchanges as they exist and as they may be amended or changed from time to time. Should Anthem change the name of the exchange network(s) set forth on the Provider Networks Attachment, it shall notify Provider.

2.4 Plan Payment Time Frames. To the extent a Complete Claim is subject to Wis. Stat. § 628.46, such Complete Claim shall be paid within thirty (30) days as provided for under the terms of Sec. 628.46.

2.7
Commercial Business Member Grievance Procedure. Provider agrees to fully cooperate with any applicable Commercial Business Member grievance procedure. Provider shall, in accordance with Regulatory Requirements applicable law (including, without limitation, Wis. Admin. Code § Ins 18.03(2)(c), as amended from time to time), provide Plan with necessary records and responses to questions regarding quality issues, Commercial Business Member grievances or complaints. The information shall be provided within ten (10) business days of Anthem's request. This provision shall survive termination of this Agreement with respect to Commercial Business Covered Services rendered to Commercial Business Members prior to termination.

2.8
Recoupment/Offset/Adjustment for Overpayments. In addition to section 2.7, the Recoupment/Offset/Adjustment for Overpayments provision in the Agreement, Anthem shall not request recoupments/offset/adjustments longer than one (1) year, or if greater the time period Provider allows for other payors, from the date of Plan's payment or explanation of payment.

2.9
Adjustments for Incorrect Payments. In addition to section 2.14, the Adjustment for Incorrect Payments provision in the Agreement, If Provider believes a Claim has been improperly adjudicated for a Commercial Business Covered Service for which Provider timely submitted a Claim to Plan, Provider must submit a request for an adjustment to Plan within one (1) year from the date of Plan's payment or explanation of payment. The request must be submitted in accordance with Plan's payment inquiry process. Requests for adjustments submitted after this date may be denied for payment, and Provider will not be permitted to bill Anthem, Plan, or the Commercial Business Member for those services for which payment was denied.

2.10
Payment in Full and Hold Harmless. In addition to section 2.6, and if subject to §609.92, Wis. Stats., Provider agrees not to opt-out of its obligations thereunder as referenced in Attachment A.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Wisconsin Provider Agreement Commercial Attachment © 2022 Mar - Blue Cross Blue Shield of Wisconsin AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	197	1841672798 #1350526454

ARTICLE III TERMINATION

3.1
Continuance of Care-Insolvency. Unless otherwise set forth in the Health Benefit Plan, or through Regulatory Requirements, in the event of a Plan's, or an Other Payor's insolvency or other cessation of operations, Provider shall continue to provide Covered Services to Members of such Plan or Other Payor in accordance with this Agreement until the earlier of: (i) the expiration of the period through which the premium has been paid for coverage under the applicable Health Benefit Plan; or (ii) the expiration of such other period as may be required by Regulatory Requirements applicable to the Provider, the Plan or the Other Payor. Provider agrees not to bill or otherwise pursue Members for Covered Services for which such Member is not liable under §609.91, Wis. Stats. This section will be construed in favor of a Member and supersedes any oral or written contrary agreement between Provider and a Member or the representative of a Member if the contrary agreement is inconsistent with this provision or the provisions of this Agreement regarding continuance of care after termination of this Agreement.

3.2
Continuation of Care Upon Termination. Unless otherwise set forth in this Agreement, the Health Benefit Plan, or as required by Regulatory Requirements, Continuance of Care Upon Termination shall apply as follows:

Provider shall, upon termination of this Agreement for reasons other than the grounds set forth in the Immediate Termination section of this Agreement, pursuant to 609.24, Wis. Stats., continue to provide and be compensated for Commercial Business Covered Services rendered to Commercial Business Members under the terms and conditions of this Agreement until the earlier of such time that: (1) the Commercial Business Member has completed the course of treatment; or (2) reasonable and medically appropriate arrangements have been made for a Participating Provider to render Health Services to the Commercial Business Member. Provider shall comply with the notice posting requirements of INS 9.35(1m) (if applicable).

3.3
Survival. The provisions of this Attachment set forth below shall survive termination or expiration of the Agreement:

3.3.1
Any provisions required in order to comply with Regulatory Requirements.

3.3.2
Commercial Member Grievance Procedure.

3.3.3
Continuation of Care Upon Termination.

ARTICLE IV GENERAL PROVISIONS

4.1 This provision intentionally left blank.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Wisconsin Provider Agreement Commercial Attachment © 2022 Mar - Blue Cross Blue Shield of Wisconsin AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	198	1841672798 #1350526454

PLAN COMPENSATION SCHEDULE ("PCS")

I.
DEFINITIONS

"State Medicaid Rate(s)/Fee Schedule(s)/Methodologies" means the Anthem Rate for the applicable state Medicaid Rate(s) /Fee Schedule(s)/Methodologies in effect on the date of service for the provider type(s)/service(s) identified herein for the applicable Medicaid Program(s).

II.
GENERAL PROVISIONS

Billing Form and Claims Reporting Requirements. Provider shall report all Health Services in accordance with the Coded Service Identifier(s) reporting guidelines and instructions using HIPAA compliant billing codes. In addition, Plan shall not pay any Claim(s) nor accept any Encounter Data submitted using non-compliant codes. Plan audits that result in identification of Health Services that are not reported in accordance with the Coded Service Identifier(s) guidelines and instructions, will be subject to recovery through remittance adjustment or other recovery action as may be set forth in the provider manual(s).

III.
PROVIDER TYPE

Specialty Physician Group Obligations. Provider is designated as a Specialty Care Provider ("SCP" or "Specialty Care Provider") for those Network(s) designated on the Provider Networks Attachment of the Agreement.

Except in case of an Emergency, or as otherwise set forth in the Member's Health Benefit Plan, or required by Regulatory Requirements, prior to treating a Member, Specialty Care Provider agrees to obtain a referral, if necessary, in accordance with Member's Health Benefit Plan, from a Primary Care Provider ("PCP") who is primarily responsible for providing or authorizing the professional services set forth in the Health Benefit Plan.

A Provider who is a gynecologist or obstetrician, shall provide Health Services or make arrangements for the provision of Health Services to Members on a twenty-four (24) hour per day, seven (7) day a week basis to assure availability, adequacy, and continuity of care to Members. In the event a Provider is not one of the foregoing described Providers, then Provider shall provide Health Services to Members on a twenty-four (24) hour per day, seven (7) day a week basis or at such times as Health Services are typically provided by similar providers to assure availability, adequacy, and continuity of care to Members. If Provider is unable to provide Health Services as described in the previous sentence, Provider will arrange for another Participating Provider to cover Provider's patients in Provider's absence.

To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

Specialty Provider Group (Non-MD or DO) Obligations. To the extent required by Regulatory Requirements or an accrediting body, upon termination without cause, Provider will provide timely, sixty (60) day, notice to affected Member(s) of termination of this Agreement or termination of individual Network participation.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Wisconsin Provider Agreement PCS © 2022 July - Blue Cross Blue Shield of Wisconsin AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	199	1841672798 #1350526454

IV.
SPECIFIC REIMBURSEMENT TERMS COMMERCIAL BUSINESS

Allowances for Injectable/Infusible/Oral Drugs, Vaccines and Radiopharmaceutical Agents. Plan shall automatically update its allowance for injectable/infusible/oral drugs, vaccines and radiopharmaceutical agents on a quarterly basis in accordance with the quarterly updates made by CMS to its drug pricing file or any other external or internal source as set forth in this PCS. Retroactive adjustments made by CMS to its drug pricing file shall be inapplicable to Anthem's fee allowances and payment responsibility.

Commercial Billing Form. Provider shall submit all Claims on a CMS 1500 claim form or its successor form(s) as applicable based on the services provided in accordance with Policies or applicable Regulatory Requirements.

Out-of-Network Compensation. Except for Government Programs, if Provider renders services to a Member who accesses a Network in which Provider does not participate, Provider will receive compensation as follows:

Plan shall compensate Provider for Emergency Services rendered to a Member based on the applicable Indemnity/Traditional/Standard Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share.

Except for Emergency Services, if the Member's Health Benefit Plan requires authorization by the Plan or a Provider for out of Network Covered Services in order for the Member to have the highest level of benefits, and such authorization has been given, then Plan shall compensate Provider for such authorized Covered Services based on the applicable Participating Provider ("Indemnity/Traditional/Standard") Anthem Rate. Provider agrees to accept the Indemnity/Traditional/Standard Anthem Rate as payment in full and shall only bill for the applicable Cost Share. Except for Emergency Services, if the Member's Health Benefit Plan does not have out-of-network benefits unless authorized by the Plan or Provider, Plan shall have no liability for Health Services rendered without such authorization. In that event, Provider shall bill the Member for Health Services rendered.

Except for Emergency Services, if the Member's Health Benefit Plan has out-of-network benefits without authorization being required by the Plan or Provider, and no authorization has been given, then Plan will compensate Provider for Covered Services based on the Anthem Rate established for the Network and/or product that supports the Member's Health Benefit Plan. For example, if the Member's access is supported by PPO Network, compensation is based on the applicable Anthem Rate for the PPO Network. Provider shall only bill for the applicable Cost Share as well as any amount designated as the Member's responsibility on the Provider payment voucher (or other written notice of explanation of payment). In no event shall payment from Plan and the Member exceed Provider's Charge for such Covered Services.

MEDICARE ADVANTAGE

Medicare Billing Form. Provider shall submit all Claims on a CMS 1500 or CMS 1450/UB-04 claim form or its successor form(s) as applicable based on the services provided in accordance with Policies or applicable Regulatory Requirements.

For MA Covered Services provided by or on behalf of Provider to a Medicare Advantage Member, Provider agrees to accept, as the Anthem Medicare Advantage Rate, the lesser of Eligible Charges or a Fee Schedule based on of the CMS Medicare fee schedules.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Wisconsin Provider Agreement PCS © 2022 July - Blue Cross Blue Shield of Wisconsin AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	200	1841672798 #1350526454

When determining the Anthem Medicare Advantage Rate, any reimbursement terms in this Agreement that are based, in whole or in part, on Medicare rates, pricing, fee schedules or payment methodologies published or established by CMS, shall refer to the per claim payment amounts that CMS and a Medicare beneficiary would directly pay to Provider for the same items or services under fee-for-service Medicare Part A or Part B. The Anthem Medicare Advantage Rate shall not include any bonus payment or settlement amount paid to Provider by CMS outside of the Medicare per claim payment process, unless otherwise set forth in the Medicare Advantage reimbursement terms of this Agreement. Unless Anthem notifies Provider otherwise, in the event CMS changes payment to Provider due to a CMS directive, Act of Congress, Executive Order, or Regulatory Requirement, the amount payable to Provider hereunder will automatically be changed as soon as reasonably practicable, as described herein, in the amount specified by CMS as a result of such directive or change in law, or in the absence of such specification, in the same percentage amount as payment is changed by CMS to Provider.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Wisconsin Provider Agreement PCS © 2022 July - Blue Cross Blue Shield of Wisconsin AHP 1587 –Rev. Jan 2022 Enterprise Multi-StateProvider Agreement © 2022 - AnthemInsurance Companies, Inc. NY Only(07/15/2019), DOH ID# 1291 11/09/2022	201	1841672798 #1350526454